UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

Item 1. Reports to Stockholders.

Annual Report July 31, 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia AMT-Free Tax-Exempt Bond Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview

Performance Summary

>	Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A shares gained 10.16% (excluding sales charges) for the eight months ended July 31, 2012.

>	The Fund’s return outperformed its benchmark, the Barclays Municipal Bond Index, which rose 2.93% during the same period.

>	The Fund’s return also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 9.53% for the same time frame.

>	The Fund’s strong relative results can be attributed primarily to effective issue selection and duration positioning.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	8 Months cumulative	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		10.16	13.86	5.98	4.72
Including sales charges		4.94	8.36	4.95	4.20
Class B	03/20/95
Excluding sales charges		9.60	12.99	5.18	3.93
Including sales charges		4.60	7.99	4.86	3.93
Class C	06/26/00
Excluding sales charges		9.60	13.00	5.13	3.93
Including sales charges		8.60	12.00	5.13	3.93
Class Z*	09/27/10	10.36	13.85	6.03	4.74
Barclays Municipal Bond Index		2.93	10.51	6.12	5.31
Lipper General Municipal Debt Funds Index		9.53	12.78	5.55	4.94

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The index’s returns include net reinvested dividends.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Tax-Exempt Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Catherine Stienstra

The Board of Trustees for Columbia AMT-Free Tax-Exempt Bond Fund approved the change of the Fund’s fiscal year end from November 30 to July 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the eight-month period that ended July 31, 2012, the Fund’s Class A shares returned 10.16% excluding sales charges. The Fund outperformed its benchmark, the Barclays Municipal Bond Index (Barclays Index), which rose 2.93%. The Fund’s return also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group which increased 9.53% for the same time frame. The Fund’s strong relative results can be attributed primarily to effective issue selection and duration positioning.

Tax-Exempt Bond Market Rallied

The tax-exempt fixed income market, in general, rallied during the reporting period, with municipal bond yields falling to all-time lows. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) The municipal bond yield curve (spectrum of maturities) materially flattened, as yields on longer-term maturities declined more than on shorter-term maturities. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts by a significant margin, as investors sought yield in a low interest rate environment. The ratio of 10-year municipal bond yields to 10-year Treasury yields remained elevated relative to historical averages.

Strength in the municipal bond market was supported by demand that outstripped supply. Inflows into municipal bond mutual funds were positive since mid-December 2011, which together with a record amount of June and July 2012 coupon redemptions, more than offset the effect of an uptick in issuance. Supply of tax-exempt debt started picking up in late February 2012 and peaked in June with the largest monthly new issuance since 2008. Refundings represented a large portion of the new issuance, as issuers sought to replace higher cost debt.

Defaults remained low. State and local tax revenue grew in the first quarter of 2012 for the 10th consecutive quarter, according to the U.S. Census Bureau. Downgrades of municipalities continued to outpace upgrades given the slow economic recovery. However, despite a few much-headlined bankruptcies, municipal bankruptcy filings in 2012 through July were actually below those of 2011, both in number and dollar amount, and 2011 filings were, in turn, lower than those in 2010.

Effective Issue Selection Boosted Fund Performance

The Fund benefited from effective issue selection within the health care, transportation and special tax sectors. Within the health care sector, several hospital bonds were pre-refunded, which particularly helped. As a result of being pre-refunded during the period, these bonds’ prices rose, thus boosting the Fund’s performance. The income and principal from pre-refunded municipal bonds is normally secured by an irrevocable trust of U.S. Treasury securities. Thus, the payments from pre-refunded municipal bonds are no longer dependent upon the revenue stream or tax collections of the issuing municipality. Because of this enhanced security, pre-refunded municipal bonds generally carry a AAA rating. Issue selection among below investment grade securities also contributed positively, as demand for yield increased with the Federal Reserve Board’s statement that it intended to keep short-term interest rates low through late 2014.

4	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance (continued)

Another positive contributing factor to the Fund’s performance was a significant allocation to hospital bonds, as this was one of the best performing sectors within the Barclays Index during the reporting period.

From a credit quality perspective, the Fund benefited from its significant allocations to bonds rated A, bonds rated BBB, below investment grade bonds and non-rated securities across a variety of sectors. As indicated, lower-rated credits outperformed higher quality tax-exempt bonds during the reporting period.

Further boosting the Fund’s results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays Index, which helped as tax-exempt bond rates declined. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Also, having an emphasis on bonds with maturities of 20 years or longer proved especially effective, as longer-dated maturities outperformed shorter-term maturities, and the municipal bond yield curve flattened.

Positioning in Transportation and Pre-refunded Sectors Hampered Returns

Detracting from the Fund’s results was having only a modest allocation to the transportation sector, as this was among the best performing sectors within the Barclays Index during the reporting period. Also weighing negatively on the Fund’s relative results was having a significant allocation to already pre-refunded securities, as higher quality securities generally lagged.

Municipal Market Conditions Drove Portfolio Changes

During the reporting period, we gradually reduced the Fund’s duration by approximately 1.5 years. We implemented this strategy by selling credits with deteriorating fundamentals, lower coupons and longer-dated maturities and moving into what we considered to be more defensively structured securities with higher coupons. Also, securities getting called, current refunded and pre-refunded had a natural shortening effect on the portfolio’s duration in this low interest rate environment as issuers sought to refund higher cost debt. (Current refunding is a financing structure under which older bonds are called or mature within 90 days of the issuance of new refunding bonds.)

We increased the Fund’s holdings in bonds rated A and bonds rated BBB as we sought to add incremental yield. From a sector perspective, we increased the Fund’s allocations to hospital bonds and state general obligation bonds and modestly decreased its exposures to local general obligation bonds and to the appropriated debt sector. Such changes were made based on relative value and credit specific analysis.

Looking Ahead

At the end of July, we were constructive in our view of the tax-exempt bond market primarily because technicals remained positive. We expected to be heading into a dwindling summer supply period while fund flows were anticipated to remain positive and bond redemptions to be heavy. Also, municipal bonds remained inexpensive relative to U.S. Treasuries at the end of the reporting period. Fundamentally, state tax receipts have made progress, albeit slowly, up significantly from the lows hit in 2009. We still expect further downgrades, but not a significant increase in defaults. We believe bankruptcies should be confined to distressed municipalities known to be weak credits. As always, but especially in an

Top Ten States (%) (at July 31, 2012)
California	19.7
Illinois	13.4
Minnesota	5.8
Washington	5.6
New York	5.5
Wisconsin	4.8
Louisiana	4.2
Texas	4.1
Missouri	3.8
Kentucky	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2012)
AAA rating	3.0
AA rating	17.7
A rating	39.9
BBB rating	30.0
BB rating	2.7
B rating	0.2
Not rated	6.5
Total	100.0

Percentages indicated are based upon total fixed income securities.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance (continued)

environment wherein local governments remain under stress, our team of seasoned credit analysts are dedicated to conducting the credit research surveillance we believe remains crucial to finding attractive investment opportunities, managing credit risk and avoiding troubled credit.

Another factor we are monitoring over the near term is the ongoing debate regarding the tax exemption status of municipal bonds. That said, we believe any change is not likely to be implemented before the November elections and, if implemented, is likely to be incremental in nature.

Consistent with the Fund’s investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

6	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.80	1,020.89	4.08	4.02	0.80
Class B	1,000.00	1,000.00	1,045.80	1,017.16	7.88	7.77	1.55
Class C	1,000.00	1,000.00	1,045.80	1,017.16	7.88	7.77	1.55
Class Z	1,000.00	1,000.00	1,051.10	1,022.13	2.80	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Alabama 0.4%
County of Jefferson Revenue Bonds Series 2004A
01/01/23	5.250%	1,500,000	1,500,030

Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05/01/34	5.800%	1,100,000	1,223,013

Total			2,723,043

Alaska 1.0%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011
10/01/32	7.500%	3,665,000	3,998,808
10/01/41	7.750%	2,000,000	2,187,820

Total			6,186,628

Arizona 1.3%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01/01/32	5.375%	1,900,000	2,128,038

Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B
06/01/35	5.000%	2,225,000	2,469,528

Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01/01/19	5.000%	755,000	764,875
01/01/20	5.000%	580,000	586,948
01/01/21	5.000%	1,000,000	1,011,230

University Medical Center Corp. Revenue Bonds Series 2009
07/01/39	6.500%	1,000,000	1,158,880

Total			8,119,499

California 19.3%
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02/01/33	4.750%	1,655,000	1,775,352

California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	55,000	72,826

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Revenue Bonds Providence Health & Services Series 2008C
10/01/28	6.250%	500,000	597,055

California State Public Works Board Refunding Revenue Bonds Various University of California Projects Series 1993A
06/01/14	5.500%	3,830,000	4,040,535

Revenue Bonds Judicial Council Projects Series 2011D
12/01/28	5.000%	2,880,000	3,194,669
12/01/31	5.000%	5,000,000	5,484,000

Various Capital Projects Series 2012A
04/01/37	5.000%	650,000	702,734

California State University Revenue Bonds Systemwide Series 2009A
11/01/29	5.250%	3,000,000	3,447,090

California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006
05/15/38	5.000%	2,500,000	2,542,925

Revenue Bonds Kaiser Permanente Series 2012A
04/01/42	5.000%	5,000,000	5,472,900

Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08/01/30	4.750%	1,075,000	1,184,424

Golden State Tobacco Securitization Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003A-1
06/01/39	6.750%	750,000	790,815

Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	1,250,000	1,422,012

Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07/01/24	5.000%	1,900,000	2,243,577
07/01/29	5.000%	1,200,000	1,377,936

Poway Unified School District Special Tax Bonds Community Facilities District No. 6 4S Ranch Series 2012
09/01/36	5.000%	600,000	633,546

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12/01/39	6.250%	1,500,000	1,731,960

San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A
05/15/34	5.250%	1,500,000	1,725,720

San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/31	6.500%	500,000	548,785

San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	6,000,000	5,357,160

Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A
08/01/41	7.000%	2,000,000	2,314,740

State of California Unlimited General Obligation Bonds Series 2010
11/01/30	5.250%	1,000,000	1,159,350

Various Purpose Series 2005
06/01/35	4.750%	7,500,000	7,732,050

Series 2007
12/01/32	5.000%	2,000,000	2,208,520
06/01/37	5.000%	1,235,000	1,321,759
12/01/37	5.000%	3,000,000	3,230,670

Series 2009
04/01/31	5.750%	15,000,000	17,713,350

Series 2010
03/01/30	5.250%	1,000,000	1,147,920
03/01/33	6.000%	5,625,000	6,929,100

Series 2011
09/01/41	5.000%	10,000,000	10,906,200

Series 2012
04/01/35	5.250%	4,500,000	5,136,930

Unlimited General Obligation Refunding Bonds Series 2007
08/01/30	4.500%	5,550,000	5,910,028

Series 2012
02/01/38	5.000%	5,135,000	5,631,144

Various Purpose Series 2008
04/01/38	5.000%	3,000,000	3,237,360

Unrefunded Unlimited General Obligation Bonds Series 2004
04/01/29	5.300%	2,000	2,110

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996
09/01/17	6.000%	4,125,000	4,547,730

Total			123,474,982

Colorado 2.7%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/22	4.950%	790,000	646,931
12/01/26	5.000%	395,000	299,955

Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A
06/01/38	6.125%	2,750,000	3,037,155

Revenue Bonds Evangelical Lutheran Series 2005
06/01/23	5.250%	500,000	534,980

E-470 Public Highway Authority Revenue Bonds Series 2010C
09/01/26	5.375%	10,325,000	11,244,854

North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/27	5.500%	735,000	735,287
12/15/37	5.500%	820,000	793,809

Total			17,292,971

District of Columbia 0.3%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A
10/01/29	5.000%	1,515,000	1,730,160

Florida 3.2%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04/01/34	5.000%	5,685,000	5,878,745

Broward County School Board Prerefunded 07/01/13 Certificate of Participation Series 2003 (NPFGC)
07/01/24	5.000%	3,000,000	3,130,380

Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(a)
04/01/20	0.000%	4,360,000	3,280,072

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G
11/15/32	5.125%	105,000	124,930

Highlands County Health Facilities Authority(b) Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C
11/15/36	5.250%	50,000	59,754

Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012
06/01/36	5.000%	250,000	254,270

Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010
11/15/33	5.500%	7,000,000	7,625,870

Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/14	5.000%	215,000	217,834

Total			20,571,855

Georgia 2.9%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC)
08/01/25	5.200%	2,665,000	3,261,081

DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	6,250,000	7,021,625

Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02/15/45	5.500%	7,500,000	8,334,075

Total			18,616,781

Hawaii 0.5%
Hawaii Pacific Health Revenue Bonds Series 2010A
07/01/40	5.500%	1,500,000	1,631,175

Series 2010B
07/01/30	5.625%	280,000	310,806
07/01/40	5.750%	370,000	412,491

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Hawaii State Department of Budget & Finance Refunding Revenue Bonds Special Purpose — Kahala Nui Series 2012(c)
11/15/37	5.250%	705,000	738,642

Total			3,093,114

Idaho 0.8%
Idaho Health Facilities Authority Revenue Bonds St. Luke’s Health System Series 2012A
03/01/47	5.000%	5,000,000	5,368,650

Illinois 13.2%
Chicago Board of Education Unlimited General Obligation Bonds Series 2011A
12/01/41	5.000%	5,000,000	5,505,100

City of Chicago O’Hare International Airport Revenue Bonds Third Lien Series 2011A
01/01/39	5.750%	1,820,000	2,145,307

City of Chicago Waterworks Refunding Revenue Bonds Series 2012
11/01/31	5.000%	2,000,000	2,333,320

City of Chicago Revenue Bonds Asphalt Operating Services — Recovery Zone Facility Series 2010
12/01/18	6.125%	1,000,000	1,066,630

Illinois Finance Authority Prerefunded 07/01/13 Revenue Bonds University of Chicago Series 2003A
07/01/25	5.250%	6,770,000	7,079,727

Refunding Revenue Bonds Augustana College Series 2003A
10/01/22	5.625%	2,500,000	2,507,225

Swedish Covenant Series 2010A
08/15/38	6.000%	2,475,000	2,801,255

Revenue Bonds Northwestern Memorial Hospital Series 2009A
08/15/30	5.750%	3,000,000	3,517,890

Riverside Health System Series 2009
11/15/35	6.250%	1,000,000	1,163,630

Rush University Medical Center Series 2009C
11/01/39	6.625%	2,150,000	2,656,067

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Sherman Health System Series 2007A
08/01/37	5.500%	7,700,000	8,290,975

Silver Cross & Medical Centers Series 2009
08/15/38	6.875%	10,700,000	12,762,532

Illinois Finance Authority(a)
Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity
04/15/20	0.000%	13,745,000	11,838,706

Illinois Finance Authority(d)(e)
Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11/15/12	5.500%	500,000	5

Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Project Series 2012B
12/15/28	5.000%	5,000,000	5,788,600

Metropolitan Pier & Exposition Authority(a)
Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC)
06/15/21	0.000%	1,870,000	1,551,576

Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/28	6.000%	5,000,000	5,818,550

State of Illinois Unlimited General Obligation Bonds Series 2012
03/01/34	5.000%	2,000,000	2,179,120

Series 2012A
01/01/21	4.000%	5,000,000	5,334,850

Total			84,341,065

Indiana 1.1%
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008
11/01/32	5.375%	1,000,000	1,110,310

Revenue Bonds Parkview Health System Series 2009A
05/01/31	5.750%	1,000,000	1,151,680

State Revolving Fund Program Series 2006A
02/01/25	5.000%	2,000,000	2,298,400

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02/15/33	5.000%	1,050,000	1,117,820

Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(f)
09/01/37	5.700%	1,050,000	1,081,542

Total			6,759,752

Iowa 0.4%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C
06/01/39	5.125%	2,425,000	2,451,796

Kansas 0.6%
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(a)
06/01/21	0.000%	5,250,000	3,548,423

Kentucky 3.5%
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07/15/31	6.000%	3,200,000	3,684,128

Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B
03/01/40	6.375%	1,700,000	2,000,373

Revenue Bonds Baptist Healthcare System Series 2009A
08/15/27	5.625%	1,000,000	1,134,190

Kings Daughters Medical Series 2010
02/01/40	5.000%	3,700,000	3,950,046

Louisville Arena Subordinated Series 2008A-1 (AGM)
12/01/33	6.000%	800,000	890,816

Owensboro Medical Health System Series 2010A
03/01/45	6.500%	2,950,000	3,496,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary’s Healthcare Series 2008
02/01/27	5.750%	6,000,000	7,535,760

Total			22,691,358

Louisiana 4.1%
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Series 1991 (AMBAC)(a)
09/01/12	0.000%	6,250,000	6,242,164

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11/01/35	6.500%	1,750,000	2,027,270

New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/40	6.500%	4,600,000	5,134,750

Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(b)
12/01/40	4.000%	1,600,000	1,692,656

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05/15/30	5.500%	4,305,000	4,391,057
05/15/39	5.875%	6,540,000	6,670,734

Total			26,158,631

Maryland 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008
06/01/33	5.750%	400,000	437,816

Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008
01/01/33	5.750%	875,000	938,753

Total			1,376,569

Massachusetts 2.0%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/27	5.500%	1,500,000	1,891,920
01/01/28	5.500%	1,500,000	1,883,745

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P
05/15/59	6.000%	675,000	845,620

Broad Institute Series 2011A
04/01/37	5.250%	5,000,000	5,641,050

Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Series 2007E
07/15/37	5.000%	2,200,000	2,201,848

Massachusetts State Water Pollution Abatement Unrefunded Revenue Bonds Pool Program Series 2004-10
08/01/34	5.000%	570,000	611,655

Total			13,075,838

Michigan 0.6%
Detroit Water and Sewerage Department Refunding Revenue Bonds Senior Lien Series 2012A
07/01/39	5.250%	1,700,000	1,792,667

Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05/01/24	5.000%	1,600,000	1,765,280

Total			3,557,947

Minnesota 5.6%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	2,000,000	2,128,940

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/22	5.000%	2,605,000	2,750,437

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/23	6.375%	1,000,000	1,209,660
11/15/32	6.750%	1,000,000	1,195,680

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/47	6.500%	5,000,000	5,356,150

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	2,350,000	2,641,541

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/30	5.750%	800,000	898,600

Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	1,780,957	1,887,405

Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2
10/01/40	6.000%	2,250,000	2,596,095

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/35	6.350%	1,000,000	1,117,700
03/01/40	6.500%	700,000	780,983

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/22	5.250%	1,185,000	1,275,664
05/15/36	5.250%	2,180,000	2,268,835

Healtheast Project Series 2005
11/15/30	6.000%	5,000,000	5,232,750

Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B
03/01/26	5.250%	3,150,000	3,615,885
03/01/31	5.250%	1,000,000	1,124,930

Total			36,081,255

Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05/01/24	4.700%	1,250,000	1,362,650

Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC)
12/01/37	5.850%	1,260,000	1,326,478

Total			2,689,128

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Missouri 3.0%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010
05/01/38	6.650%	5,000,000	5,269,200

City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/25	6.000%	960,000	1,033,584

City of St Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1
07/01/34	6.625%	5,000,000	5,905,200

Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/39	8.250%	3,000,000	3,602,970

Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011
05/01/31	5.250%	500,000	536,100

Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01/01/20	5.000%	2,000,000	2,143,040

Missouri State Health & Educational Facilities Authority Revenue Bonds Lutheran Senior Services Series 2011
02/01/41	6.000%	650,000	727,980

Total			19,218,074

Nebraska 1.2%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children’s Hospital Series 2008
08/15/31	6.125%	2,250,000	2,535,030

Revenue Bonds Health Facilities—Immanuel Obligation Group Series 2010
01/01/40	5.625%	875,000	974,348

Elkhorn School District Prerefunded 01/12/14 Unlimited General Obligation Bonds Elkhorn Public Schools Series 2009
06/15/28	6.000%	500,000	541,255

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07/01/33	6.000%	3,500,000	3,895,290

Total			7,945,923

Nevada 0.9%
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07/01/34	5.125%	4,250,000	4,694,678

Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06/01/24	5.000%	1,000,000	1,129,250

Total			5,823,928

New Jersey 0.3%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project — Provident Series 2010
06/01/31	5.750%	1,500,000	1,676,010

New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A
08/01/32	6.375%	2,165,000	2,593,713

New York 5.3%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07/15/30	6.000%	1,500,000	1,724,025

City of New York Unlimited General Obligation Bonds Subordinated Series 2006J-1
06/01/25	5.000%	1,500,000	1,715,565

Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A
02/15/47	5.750%	6,000,000	7,032,420

Metropolitan Transportation Authority Revenue Bonds Series 2006A
11/15/22	5.000%	2,500,000	2,844,675

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Series 2009B
11/15/34	5.000%	500,000	564,315

New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/23	5.000%	1,000,000	1,028,260

New York State Dormitory Authority Personal Income Tax Revenue Bonds Education Series 2006C
12/15/31	5.000%	4,250,000	4,832,717

Revenue Bonds Consolidated City University System 2nd General Series 1993A
07/01/18	5.750%	5,500,000	6,461,400

New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/29	4.750%	1,500,000	1,656,720

Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010
12/01/42	6.000%	5,000,000	5,662,650

Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2
11/01/37	6.125%	650,000	768,755

Total			34,291,502

North Carolina 0.3%
City of Charlotte Certificate of Participation Governmental Facilities Projects Series 2003G
06/01/28	5.000%	1,750,000	1,802,973

North Dakota 0.2%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07/01/25	5.125%	1,500,000	1,559,745

Ohio 1.9%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012
02/15/37	5.000%	1,535,000	1,717,696

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011
08/01/36	5.250%	1,870,000	2,055,597

County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A
11/01/35	6.625%	5,000,000	5,483,100

Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A
01/15/39	6.750%	2,300,000	2,652,705

Total			11,909,098

Oregon 0.6%
Oregon Health & Science University Revenue Bonds Series 2009A
07/01/39	5.750%	1,500,000	1,734,600

Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2003A
07/01/24	4.800%	2,415,000	2,419,057

Total			4,153,657

Pennsylvania 1.9%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women’s Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(a)
10/01/17	0.000%	5,115,000	4,784,980

Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B
11/15/22	5.000%	2,500,000	2,672,050

Northampton County General Purpose Authority Revenue Bonds Saint Luke’s Hospital Project Series 2008A
08/15/28	5.375%	1,000,000	1,064,820

Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010
07/01/43	6.000%	750,000	840,630

Pennsylvania Higher Educational Facilities Authority Revenue Bonds Shippensburg University Series 2011
10/01/31	6.000%	2,000,000	2,210,500

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04/01/34	6.500%	700,000	813,918

Total			12,386,898

Puerto Rico —%
Puerto Rico Public Buildings Authority Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I(g)
07/01/33	5.250%	20,000	21,838

Rhode Island 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A
10/01/26	4.650%	2,000,000	2,075,300
04/01/33	4.850%	2,985,000	3,071,267

Total			5,146,567

South Carolina 0.6%
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/30	5.250%	2,500,000	2,775,100

Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC)
01/01/21	6.250%	1,000,000	1,291,810

Total			4,066,910

Texas 4.0%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07/01/30	5.875%	185,000	206,075
07/01/45	6.200%	1,100,000	1,228,766

Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B
04/01/45	6.125%	550,000	602,888

Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2011
01/01/41	6.000%	5,580,000	6,457,009

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Austin Electric Utility Refunding Revenue Bonds Series 2008A
11/15/35	5.250%	2,000,000	2,239,040

Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011
08/15/31	5.500%	1,250,000	1,386,025

Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C
11/01/26	5.000%	3,000,000	3,462,750

Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12/01/35	7.250%	2,200,000	2,671,834

Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A
05/15/31	6.500%	500,000	602,110

North Texas Tollway Authority Refunding Revenue Bonds First Tier Series 2012B(c)
01/01/42	5.000%	1,740,000	1,888,648

San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08/15/40	6.700%	800,000	915,280

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Stayton at Museum Way Series 2009A
11/15/44	8.250%	3,000,000	3,363,330

Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/29	5.500%	500,000	547,460

Total			25,571,215

Virginia 0.2%
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005
06/01/26	5.500%	1,160,000	1,267,671

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Washington 5.5%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D
07/01/22	5.000%	2,900,000	3,377,369

Energy Northwest(a)
Refunding Revenue Bonds Capital Appreciation Series 1989B (NPFGC)
07/01/13	0.000%	10,360,000	10,319,285

Washington Health Care Facilities Authority Revenue Bonds Catholic Health Series 2011A
02/01/41	5.000%	6,000,000	6,610,440

Overlake Hospital Medical Center Series 2010
07/01/30	5.500%	3,000,000	3,300,540

Swedish Health Services Series 2009A
11/15/33	6.500%	2,930,000	3,332,816

Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10/01/40	5.625%	1,050,000	1,140,353

Washington State Housing Finance Commission Refunding Revenue Bonds Skyline At First Hill Project Series 2012
01/01/19	7.000%	1,680,000	1,851,763

Revenue Bonds Skyline At First Hill Project Series 2007A
01/01/38	5.625%	5,500,000	5,502,915

Total			35,435,481

West Virginia 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(b)
12/01/38	5.375%	900,000	990,936

Wisconsin 4.7%
State of Wisconsin Revenue Bonds Series 2009A
05/01/33	5.750%	3,000,000	3,583,500

Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08/15/25	5.125%	4,310,000	4,525,026

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Revenue Bonds Aurora Health Care, Inc. Series 2010A
04/15/39	5.625%	1,400,000	1,552,432

Marshfield Clinic Series 2012B
02/15/32	5.000%	2,000,000	2,183,800

Medical College of Wisconsin Series 2008A
12/01/35	5.250%	3,600,000	3,884,868

ProHealth Care, Inc. Series 2012
08/15/28	5.000%	1,565,000	1,732,752

Prohealth Care, Inc. Obligation Group Series 2009
02/15/39	6.625%	5,300,000	6,189,658

Riverview Hospital Association Series 2008
04/01/38	5.750%	6,000,000	6,524,160

Total			30,176,196

Wyoming 0.3%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012
05/01/32	5.000%	1,000,000	1,112,960

Wyoming Municipal Power Agency, Inc. Revenue Bonds Series 2009A
01/01/36	5.000%	700,000	760,277

Total			1,873,237

Total Municipal Bonds
(Cost: $547,742,840)			617,821,017

Municipal Bonds Held in Trust 1.5%
Massachusetts 1.5%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(f)(h)
11/15/36	5.500%	4,000,000	4,865,560

Municipal Bonds Held in Trust (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

North Carolina Capital Facilities Finance Agency Revenue Bonds Duke University Project Series 2009B(b)(f)(h)
10/01/38	5.000%	4,000,000	4,652,200

Total			9,517,760

Total Municipal Bonds Held in Trust
(Cost: $8,445,029)			9,517,760

Floating Rate Notes 0.1%
Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Missouri 0.1%

Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(i)(j)
12/01/20	0.180%	1,000,000	1,000,000

Total Floating Rate Notes
(Cost: $1,000,000)			1,000,000

Money Market Funds 2.2%
		Shares	Value ($)

JPMorgan Tax Free Money Market Fund, 0.000%(k)		14,217,104	14,217,104

Total Money Market Funds
(Cost: $14,217,104)			14,217,104

Total Investments
(Cost: $571,404,973)			642,555,881

Other Assets & Liabilities, Net			(1,393,348)

Total Net Assets			641,162,533

Notes to Portfolio of Investments

(a)	Zero coupon bond.

(b)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $5, representing less than 0.01% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Illinois Finance Authority	01/13/11	356,470
Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 11/15/12 5.500%

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2012, the value of these securities amounted to $5, which represents less than 0.01% of net assets.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $10,599,302 or 1.65% of net assets.

(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2012, the value of these securities amounted to $21,838 or less than 0.01% of net assets.

(h)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties, which are included as a liability in the Fund’s Statement of Assets and Liabilities. The liability approximates fair value. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.

(i)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(j)	Interest rate varies to reflect current market conditions, rate shown is the effective rate on July 31, 2012.

(k)	The rate shown is the seven-day current annualized yield at July 31, 2012.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	617,821,017	—	617,821,017

Municipal Bonds Held in Trust	—	9,517,760	—	9,517,760

Total Bonds	—	627,338,777	—	627,338,777

Short-Term Securities

Floating Rate Notes	—	1,000,000	—	1,000,000

Total Short-Term Securities	—	1,000,000	—	1,000,000

Other

Money Market Funds	14,217,104	—	—	14,217,104

Total Other	14,217,104	—	—	14,217,104

Total	14,217,104	628,338,777	—	642,555,881

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value (identified cost $571,404,973)	$642,555,881

Receivable for:

Investments sold	30,293

Capital shares sold	2,157,521

Interest	7,657,426

Expense reimbursement due from Investment Manager	1,533

Prepaid expenses	7,490

Total assets	652,410,144

Liabilities

Short-term floating rate notes outstanding	6,000,000

Payable for:

Investments purchased on a delayed delivery basis	2,612,202

Capital shares purchased	307,779

Dividend distributions to shareholders	2,192,427

Investment management fees	7,162

Distribution fees	4,674

Transfer agent fees	15,271

Administration fees	1,204

Compensation of board members	29,309

Other expenses	77,583

Total liabilities	11,247,611

Net assets applicable to outstanding capital stock	$641,162,533

Represented by

Paid-in capital	$576,525,051

Undistributed net investment income	1,488,206

Accumulated net realized loss	(8,001,632)

Unrealized appreciation (depreciation) on:

Investments	71,150,908

Total — representing net assets applicable to outstanding capital stock	$641,162,533

Class A

Net assets	$623,461,868

Shares outstanding	152,407,602

Net asset value per share	$4.09

Maximum offering price per share(a)	$4.29

Class B

Net assets	$2,612,270

Shares outstanding	638,578

Net asset value per share	$4.09

Class C

Net assets	$13,105,607

Shares outstanding	3,202,535

Net asset value per share	$4.09

Class Z

Net assets	$1,982,788

Shares outstanding	485,791

Net asset value per share	$4.08

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended November 30, 2011
Net investment income

Income:

Interest	$21,021,515	$31,660,536

Total income	21,021,515	31,660,536

Expenses:

Investment management fees	1,702,411	2,421,470

Distribution fees

Class A	1,011,032	1,440,043

Class B	23,496	54,308

Class C	76,718	90,240

Transfer agent fees

Class A	231,796	328,352

Class B	1,335	3,146

Class C	4,435	5,124

Class Z	468	74

Administration fees	286,567	408,892

Compensation of board members	11,979	18,821

Custodian fees	2,457	10,675

Printing and postage fees	72,584	42,485

Registration fees	52,416	48,854

Professional fees	32,808	40,975

Interest expense	28,071	73,039

Other	13,930	9,795

Total expenses	3,552,503	4,996,293

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(172,079)	(153,083)

Total net expenses	3,380,424	4,843,210

Net investment income	17,641,091	26,817,326

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,385,998	3,270,647

Futures contracts	—	265,854

Net realized gain	2,385,998	3,536,501

Net change in unrealized appreciation (depreciation) on:

Investments	40,892,847	7,001,427

Futures contracts	—	29,638

Net change in unrealized appreciation	40,892,847	7,031,065

Net realized and unrealized gain	43,278,845	10,567,566

Net increase in net assets resulting from operations	$60,919,936	$37,384,892

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended November 30, 2011	Year Ended November 30, 2010(b)
Operations

Net investment income	$17,641,091	$26,817,326	$28,872,775

Net realized gain	2,385,998	3,536,501	5,950,285

Net change in unrealized appreciation (depreciation)	40,892,847	7,031,065	(2,545,836)

Net increase in net assets resulting from operations	60,919,936	37,384,892	32,277,224

Distributions to shareholders from

Net investment income

Class A	(17,345,215)	(26,104,051)	(27,862,150)

Class B	(82,884)	(206,481)	(431,703)

Class C	(270,817)	(341,529)	(334,557)

Class Z	(35,637)	(6,156)	(20)

Total distributions to shareholders	(17,734,553)	(26,658,217)	(28,628,430)

Increase (decrease) in net assets from share transactions	(165,376)	(46,637,309)	(37,879,060)

Total increase (decrease) in net assets	43,020,007	(35,910,634)	(34,230,266)

Net assets at beginning of year	598,142,526	634,053,160	668,283,426

Net assets at end of year	$641,162,533	$598,142,526	$634,053,160

Undistributed net investment income	$1,488,206	$1,581,668	$1,434,432

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to November 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended November 30, 2011		Year Ended November 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	7,566,114	30,086,565	9,899,083	36,835,091	12,477,864	47,221,953

Distributions reinvested	3,359,448	13,404,052	5,374,885	19,856,715	5,405,727	20,458,575

Redemptions	(11,786,399)	(46,845,517)	(26,967,535)	(98,808,680)	(26,479,416)	(100,024,802)

Net decrease	(860,837)	(3,354,900)	(11,693,567)	(42,116,874)	(8,595,825)	(32,344,274)

Class B shares

Subscriptions	7,899	31,023	53,420	197,819	146,645	554,015

Distributions reinvested	18,839	75,098	49,852	182,999	98,280	371,489

Redemptions(c)	(317,100)	(1,280,916)	(1,163,575)	(4,312,419)	(2,199,763)	(8,342,565)

Net decrease	(290,362)	(1,174,795)	(1,060,303)	(3,931,601)	(1,954,838)	(7,417,061)

Class C shares

Subscriptions	850,300	3,381,279	523,986	1,967,630	908,820	3,445,158

Distributions reinvested	62,532	249,851	83,999	310,410	78,959	299,046

Redemptions	(248,230)	(988,577)	(835,356)	(3,035,506)	(493,712)	(1,864,429)

Net increase (decrease)	664,602	2,642,553	(227,371)	(757,466)	494,067	1,879,775

Class Z shares

Subscriptions	441,978	1,740,001	90,533	328,003	644	2,500

Distributions reinvested	7,105	28,436	187	707	—	—

Redemptions	(11,617)	(46,671)	(43,039)	(160,078)	—	—

Net increase	437,466	1,721,766	47,681	168,632	644	2,500

Total net decrease	(49,131)	(165,376)	(12,933,560)	(46,637,309)	(10,055,952)	(37,879,060)

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from prior years have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,	Year Ended November 30,
Class A	2012(a)	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$3.82	$3.74	$3.72	$3.37	$3.79	$3.90

Income from investment operations:

Net investment income	0.11	0.17	0.17	0.16	0.15	0.15

Net realized and unrealized gain (loss)	0.27	0.08	0.01	0.34	(0.42)	(0.11)

Total from investment operations	0.38	0.25	0.18	0.50	(0.27)	0.04

Less distributions to shareholders:

Net investment income	(0.11)	(0.17)	(0.16)	(0.15)	(0.15)	(0.15)

Total distributions to shareholders	(0.11)	(0.17)	(0.16)	(0.15)	(0.15)	(0.15)

Net asset value, end of period	$4.09	$3.82	$3.74	$3.72	$3.37	$3.79

Total return	10.16%	6.86%	4.99%	15.20%	(7.33%)	1.04%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	0.84%(d)	0.83%	0.83%	0.82%	0.89%	0.94%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(e)	0.80%(d)	0.80%	0.80%	0.79%	0.86%	0.91%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.83%(d)	0.82%	0.82%	0.82%	0.82%	0.82%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.79%(d)	0.79%	0.79%	0.79%	0.79%	0.79%

Net investment income	4.27%(d)	4.56%	4.38%	4.30%	4.14%	3.91%

Supplemental data

Net assets, end of period (in thousands)	$623,462	$584,728	$616,281	$645,167	$583,790	$682,528

Portfolio turnover	13%	30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class B	2012(a)		2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$3.82		$3.74	$3.72	$3.37	$3.79	$3.90

Income from investment operations:

Net investment income	0.09		0.14	0.14	0.13	0.12	0.12

Net realized and unrealized gain (loss)	0.27		0.08	0.01	0.35	(0.42)	(0.11)

Total from investment operations	0.36		0.22	0.15	0.48	(0.30)	0.01

Less distributions to shareholders:

Net investment income	(0.09)		(0.14)	(0.13)	(0.13)	(0.12)	(0.12)

Total distributions to shareholders	(0.09)		(0.14)	(0.13)	(0.13)	(0.12)	(0.12)

Net asset value, end of period	$4.09		$3.82	$3.74	$3.72	$3.37	$3.79

Total return	9.60%		6.06%	4.20%	14.32%	(8.02%)	0.28%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	1.59%	(d)	1.58%	1.59%	1.57%	1.64%	1.69%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(e)	1.55%	(d)	1.55%	1.56%	1.55%	1.61%	1.66%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.58%	(d)	1.57%	1.58%	1.57%	1.57%	1.57%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.54%	(d)	1.54%	1.55%	1.55%	1.54%	1.54%

Net investment income	3.51%	(d)	3.83%	3.61%	3.53%	3.39%	3.11%

Supplemental data

Net assets, end of period (in thousands)	$2,612		$3,544	$7,435	$14,671	$19,622	$26,465

Portfolio turnover	13%		30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class C	2012(a)		2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$3.82		$3.74	$3.72	$3.37	$3.79	$3.90

Income from investment operations:

Net investment income	0.09		0.14	0.14	0.13	0.12	0.12

Net realized and unrealized gain (loss)	0.27		0.08	0.02	0.35	(0.42)	(0.11)

Total from investment operations	0.36		0.22	0.16	0.48	(0.30)	0.01

Less distributions to shareholders:

Net investment income	(0.09)		(0.14)	(0.14)	(0.13)	(0.12)	(0.12)

Total distributions to shareholders	(0.09)		(0.14)	(0.14)	(0.13)	(0.12)	(0.12)

Net asset value, end of period	$4.09		$3.82	$3.74	$3.72	$3.37	$3.79

Total return	9.60%		6.07%	4.21%	14.33%	(8.02%)	0.28%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	1.59%	(d)	1.58%	1.59%	1.57%	1.64%	1.69%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(e)	1.55%	(d)	1.55%	1.55%	1.54%	1.61%	1.66%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.58%	(d)	1.57%	1.58%	1.57%	1.57%	1.57%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.54%	(d)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	3.51%	(d)	3.81%	3.63%	3.55%	3.35%	3.14%

Supplemental data

Net assets, end of period (in thousands)	$13,106		$9,686	$10,335	$8,446	$5,593	$4,745

Portfolio turnover	13%		30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class Z	2012(a)		2011	2010(b)
Per share data
Net asset value, beginning of period	$3.81		$3.73	$3.88

Income from investment operations:

Net investment income	0.12		0.18	0.03

Net realized and unrealized gain (loss)	0.27		0.08	(0.15)

Total from investment operations	0.39		0.26	(0.12)

Less distributions to shareholders:

Net investment income	(0.12)		(0.18)	(0.03)

Total distributions to shareholders	(0.12)		(0.18)	(0.03)

Net asset value, end of period	$4.08		$3.81	$3.73

Total return	10.36%		7.15%	(3.09%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	0.60%	(e)	0.57%	0.49%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.55%	(e)	0.55%	0.49%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.59%	(e)	0.56%	0.48%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.54%	(e)	0.54%	0.48%(e)

Net investment income	4.51%	(e)	4.76%	4.68%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,983		$184	$2

Portfolio turnover	13%		30%	23%

Notes to Financial Highlights

(a)	For the period from December 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from November 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from November 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

28	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2012 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the period ended July 31, 2012, the average value of short-term floating rate notes outstanding was $6,000,000 and the average interest rate and fees related to these short-term floating rate notes was 0.70%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Annual Report 2012	29

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.41% to 0.25% as the Fund’s net assets increase. For the period ended July 31, 2012 and the year ended November 30, 2011, the annualized effective management fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. For the period ended July 31, 2012 and the year ended November 30, 2011, the annualized effective administration fee rate was 0.07% of the Fund’s average daily net assets.

30	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended July 31, 2012 and the year ended November 30, 2011, other expenses paid to this company were $2,643 and $3,101, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended July 31, 2012 and the year ended November 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012	Year Ended November 30, 2011
Class A	0.06%	0.06%
Class B	0.06	0.06
Class C	0.06	0.06
Class Z	0.06	0.06

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations.

For the period ended July 31, 2012 and the year ended November 30, 2011, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $294,000 and $95,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $343,391 for Class A, $763 for Class B and $816 for Class C shares for the period ended July 31, 2012 and $309,131 for Class A, $3,134 for Class B and $1,016 for Class C shares for the year ended November 30, 2011.

Annual Report 2012	31

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for market discount, interest on bonds and futures contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012 ($)	Year Ended November 30, 2011 ($)	Year Ended November 30, 2010 ($)
Ordinary income	17,734,553	26,658,217	28,628,430

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,429,651
Undistributed accumulated long-term gain	—
Accumulated realized loss	(5,891,292)
Unrealized appreciation	70,291,550

At July 31, 2012, the cost of investments for federal income tax purposes was $571,922,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$71,374,608
Unrealized depreciation	(741,235)
Net unrealized appreciation	$70,633,373

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	5,891,292

For the year ended July 31, 2012, $1,858,897 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $92,143,811 and $78,104,702, respectively, for the year ended July 31, 2012.

32	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended July 31, 2012 and the year ended November 30, 2011.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	33

Columbia AMT-Free Tax-Exempt Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia AMT-Free Tax-Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

34	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal period ended July 31, 2012 and year ended November 30, 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended July 31, 2012 and year ended November 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	35

Columbia AMT-Free Tax-Exempt Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal period ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	98.94%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income.

36	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel);

McMoRan Exploration Company (oil and gas

exploration and

development); former

Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

Annual Report 2012	37

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina

38	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2012	39

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief

Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management &

President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously

Chairman of the Board and Chief Executive Officer, 2006-April 2010).

			208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

40	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Annual Report 2012	41

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

42	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

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Annual Report 2012	43

Columbia AMT-Free Tax-Exempt Bond Fund

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44	Annual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6310 AK (9/12)

Annual Report July 31, 2012

Columbia Floating Rate Fund

Columbia Floating Rate Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Floating Rate Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Floating Rate Fund

Performance Overview

Performance Summary

>	Columbia Floating Rate Fund (the Fund) Class A shares returned 4.36% (excluding sales charges) for the 12-month period that ended July 31, 2012.

>	The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.16% for the same 12-month period.

>	Strong credit selection, industry allocation and effective cash deployment drove the Fund’s relative outperformance during the period.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		4.36	3.64	3.82
Including sales charges		1.20	3.01	3.33
Class B	02/16/06
Excluding sales charges		3.57	2.88	3.05
Including sales charges		-1.40	2.55	3.05
Class C	02/16/06
Excluding sales charges		3.68	2.88	3.05
Including sales charges		2.69	2.88	3.05
Class I	02/16/06	4.75	3.98	4.16
Class R*	09/27/10	4.11	3.41	3.58
Class R4	02/16/06	4.56	3.82	3.99
Class R5*	08/01/08	4.70	3.88	4.01
Class W*	12/01/06	4.47	3.58	3.76
Class Z*	09/27/10	4.63	3.73	3.89
Credit Suisse Leveraged Loan Index		4.16	4.41	4.37	**

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**	From February 28, 2006.

The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Floating Rate Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. A $10,000 investment in the Fund (including sales charges) since 02/16/06 was equal to $9,732 on 02/28/06. For comparison with the index, the chart shows the index at the same value as of 02/28/06.

Annual Report 2012	3

Columbia Floating Rate Fund

Manager Discussion of Fund Performance

Portfolio Management

Lynn Hopton

Yvonne E. Stevens

Steven B. Staver, CPA

Ronald Launsbach, CFA

Columbia Floating Rate Fund (the Fund) Class A shares gained 4.36% (excluding sales charges) for the 12 months ended July 31, 2012. The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index (CSLL Index), which rose 4.16% during the same period. Strong credit selection, industry allocation and effective cash deployment drove the Fund’s relative outperformance during the period.

Alleviating Concerns Sets Stage for Recovery

The leveraged bank loan market recovered throughout the fiscal year ended July 31, 2012 from the dramatic decline that marked the beginning of the annual period. The first quarter of the annual period was a continuation and acceleration of a weakening market that started in the summer of 2011, culminating in early August when loan prices hit their lowest levels since the financial crisis of 2008. In October, however, the market staged a dramatic recovery and by year end the CSLL Index was back into positive territory. Concerns about the European and U.S. economies that surfaced in August and September, although still very real, seemed to abate somewhat as the market realized that the sell-off was overdone. 2012 brought further optimism, not only in the loan market but in the broader capital markets. Concerns about the impact of Europe lessened in the first few months of 2012, bolstered by continued improvement in many leading economic indicators. Volatility returned in May and early June as the market once again traded off on renewed concerns over the precarious state of Greece and the future of the common European currency. The Greek election in mid-June and the European Council agreement at the end of that month, however, alleviated some of those concerns, fueling a market resurgence during the last few weeks of the annual period.

Improved Demand and Strong Market Fundamentals

From a technical perspective, retail loan funds had dramatic outflows beginning in August of 2011 as the Federal Reserve vowed to keep interest rates low for the next several years. In March, however, retail loan funds finally began posting positive inflows for the first time since July 2011. In addition, collateralized loan obligation (CLO) issuance has been strong thus far in 2012, providing a meaningful addition to demand. From a supply perspective, a robust high yield market so far for 2012 has continued to reduce the supply of loans as bonds continued to refinance upcoming loan maturities. In addition, the supply of new loans brought to market by underwriters has ebbed and flowed with demand, allowing the market to slowly move higher for most of the year as demand has continued to meet or exceed available supply. In addition to the positive technical environment, market fundamentals have also been very strong for most of last year, even during the sell-off in the late summer of 2011. The default rate remains quite low by historical standards and most 2013 and 2014 maturities have been refinanced or extended. Therefore, we believe in the short term there is minimal risk to most high yield issues in our market. Most issuers are still in a position of strength given their lower relative leverage, high cash balances, long debt maturity profiles, and continued focus on keeping expenses in check.

Selection and Allocation Drive Fund Outperformance

The Fund outperformed the CSLL Index during the annual period due to three primary factors. First and foremost was effective individual credit selection. Second was prudent industry allocation, as the Fund was generally invested more heavily in those industries whose performance exceeded that of the CSLL Index.

4	Annual Report 2012

Columbia Floating Rate Fund

Manager Discussion of Fund Performance (continued)

Looking at these two factors together more specifically, the Fund’s holdings in the food/beverage, gaming, and media industries contributed materially to its performance throughout the year. Having only modest allocations to the health care and utilities industries relative to the CSLL Index also enhanced the Fund’s results, as these market segments underperformed the broader leveraged bank loan market for most of the annual period. The third factor contributing positively to the Fund’s strong relative results was effective management of its cash position. Deploying cash quickly and efficiently, particularly in the case of heavy refinancing activity, was a material contributor to the Fund’s outperformance of the CSLL Index during the annual period overall.

A More Conservative Approach to Credit Selection

During the annual period, we initially became more aggressive in our credit selection given how cheap the market had become in the wake of the August 2011 turmoil. We deployed cash quickly and effectively throughout much of August and September. We maintained this more aggressive stance throughout much of the fiscal year. Beginning in May, however, we became slightly more conservative in our credit selection as we began to see signs that second quarter earnings for some corporate issuers were likely going to be weaker than in previous quarters primarily due to weakness in Europe, slowing growth in China, and a cautious tone emanating from U.S. consumers. We are particularly cautious of those issuers that have excessive exposure to Europe, either directly or indirectly, or those heavily dependent on discretionary consumer spending. These factors could lead to some price pressure over the next several quarters, but we do not believe it will lead to any material increase in default rates for the high yield market unless the situation in Europe gets precipitously worse.

Looking Ahead

As of the end of the fiscal period, we believe the Fund’s portfolio was well positioned for anticipated market conditions over the next few quarters, and, as such, we do not expect to make any major structural changes to holdings over the near term. In general, we believe the Fund is appropriately focused on the most attractive areas of the leveraged bank loan market from both a credit risk perspective and industry exposure point of view. We anticipate that the new issue calendar within the leveraged bank loan market will be strong for most of the rest of 2012 as issuers move to take advantage of the receptive state of the capital markets. Although earnings growth may be less robust than in past quarters, we do not believe that there will be any material increase in default rates for the leveraged loan and high yield market in the next 12-18 months. As such, we currently plan to participate in appropriately structured and priced credits in the new issue market and generally remain as fully invested as possible. Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preserve capital.

Portfolio Breakdown (%) (at July 31, 2012)
Senior Loans	83.4
Consumer Discretionary	23.3
Consumer Staples	7.6
Energy	0.5
Financials	2.9
Health Care	7.5
Industrials	8.8
Materials	7.9
Telecommunication	22.2
Utilities	2.7
Corporate Bonds & Notes	7.4
Consumer Discretionary	2.1
Consumer Staples	1.6
Energy	0.2
Health Care	0.9
Industrials	0.2
Materials	0.6
Telecommunication Services	1.8
Common Stocks	2.5
Consumer Discretionary	0.6
Information Technology	0.0	(a)
Materials	1.8
Telecommunication Services	0.1
Warrants	0.0	(a)
Consumer Discretionary	0.0	(a)
Other (b)	6.7

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

(b) Includes investments in Money Market Funds.

Quality Breakdown (%) (at July 31, 2012)
BBB rating	1.1
BB rating	12.5
B rating	68.8
CCC rating	15.7
CC rating	1.1
C rating	0.1
D rating	0.4
Not rated	0.3
Total	100.0

Percentages indicated are based upon total fixed income securities.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody’s rating, when available. If Moody’s doesn’t rate a bond, then the S&P rating is used. If neither Moody’s nor S&P rates a bond, then it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Floating Rate Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	Annual Report 2012

Columbia Floating Rate Fund

Understanding Your Fund’s Expenses (continued)

(Unaudited)

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.40	1,019.19	5.77	5.72	1.14
Class B	1,000.00	1,000.00	1,030.50	1,015.42	9.59	9.52	1.90
Class C	1,000.00	1,000.00	1,031.70	1,015.51	9.50	9.42	1.88
Class I	1,000.00	1,000.00	1,036.40	1,021.28	3.65	3.62	0.72
Class R	1,000.00	1,000.00	1,033.10	1,018.00	6.98	6.92	1.38
Class R4	1,000.00	1,000.00	1,036.00	1,019.79	5.16	5.12	1.02
Class R5	1,000.00	1,000.00	1,036.10	1,020.93	4.00	3.97	0.79
Class W	1,000.00	1,000.00	1,035.60	1,019.24	5.72	5.67	1.13
Class Z	1,000.00	1,000.00	1,035.70	1,020.54	4.40	4.37	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.09% for Class A and 1.84% for Class B. Any amounts waived will not be reimbursed by the Fund. This change becomes effective October 1, 2012. If this change had been in place for the entire six month period ended July 31, 2012, the actual expenses paid would have been $5.51 for Class A and $9.29 for Class B; the hypothetical expenses paid would have been $5.47 for Class A and $9.22 for Class B.

Annual Report 2012	7

Columbia Floating Rate Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Senior Loans 83.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Aerospace & Defense 0.6%
TransDigm, Inc. Tranche B2 Term Loan(a)(b)
02/14/17	4.000%	2,865,600	2,868,466

Airlines 1.0%
Delta Air Lines, Inc. Term Loan(a)(b)
04/20/17	5.500%	1,984,962	1,986,828

U.S. Airways Group, Inc. Term Loan(a)(b)
03/21/14	2.746%	2,487,958	2,383,787

United Air Lines, Inc. Tranche B Term Loan(a)(b)
02/01/14	2.250%	765,031	748,774

Total			5,119,389

Automotive 2.6%
Allison Transmission, Inc. Tranche B1 Term Loan(a)(b)
08/07/14	2.750%	1,680,120	1,672,291

Chrysler Group LLC Tranche B Term Loan(a)(b)
05/24/17	6.000%	3,249,731	3,298,477

Federal-Mogul Corp.(a)(b) Tranche B Term Loan
12/29/14	2.179%	1,516,460	1,439,924
Tranche C Term Loan
12/28/15	2.187%	773,704	734,655

GPX International Tire Corp.(a)(b)(c)(d) PIK Term Loan
03/30/12	0.000%	4,480	—

GPX International Tire Corp.(a)(b)(c)(d)(e)(f)(g) Tranche B Term Loan
03/30/12	0.000%	274,379	—

Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/19	4.750%	2,200,000	2,174,854

Schaeffler AG Tranche C2 Term Loan(a)(b)
01/27/17	6.000%	2,575,000	2,580,150

Veyance Technologies, Inc.(a)(b) Delayed Draw Term Loan
07/31/14	2.500%	143,250	139,155
Term Loan
07/31/14	2.500%	1,000,125	971,531

Total			13,011,037

Brokerage 0.5%
Nuveen Investments, Inc.(a)(b) 1st Lien Term Loan
05/13/17	5.955%	461,160	459,431

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

05/13/17	5.956%	538,840	536,259
05/13/17	7.250%	100,000	100,313
2nd Lien Term Loan
02/28/19	8.250%	1,375,000	1,381,875

Total			2,477,878

Building Materials 1.3%
Armstrong World Industries, Inc. Tranche B1 Term Loan(a)(b)
03/10/18	4.000%	1,507,132	1,500,938

Custom Building Products, Inc. Term Loan(a)(b)
03/19/15	5.750%	535,932	533,252

Goodman Global, Inc.(a)(b) 1st Lien Term Loan
10/28/16	5.750%	475,867	475,867
2nd Lien Term Loan
10/30/17	9.000%	540,909	547,130

Potters Holdings II LP(a)(b) Tranche B 1st Lien Term Loan
05/06/17	6.000%	990,000	979,278
Tranche B 2nd Lien Term Loan
11/06/17	10.250%	775,000	778,232

Roofing Supply Group LLC Term Loan(a)(b)
05/31/19	6.500%	1,571,063	1,576,954

Total			6,391,651

Chemicals 4.2%
AZ Chem U.S., Inc. Term Loan(a)(b)
12/22/17	7.250%	582,955	584,494

Ashland, Inc. Tranche B Term Loan(a)(b)
08/23/18	3.750%	2,803,308	2,813,316

Cristal Inorganic Chemicals U.S., Inc.(a)(b) 1st Lien Term Loan
05/15/14	2.711%	419,237	418,189
2nd Lien Term Loan
11/15/14	6.211%	1,100,000	1,094,500

Emerald Performance Materials LLC 1st Lien Term Loan(a)(b)
05/18/18	6.750%	850,000	843,625

Huntsman International LLC(a)(b) Tranche B Term Loan
04/19/17	2.839%	272,868	270,595
Tranche B2 Term Loan
04/19/17	3.343%	101,089	100,247
Tranche C Term Loan
06/30/16	2.545%	1,543,509	1,524,215

Ineos U.S. Finance LLC Term Loan(a)(b)
05/04/18	6.500%	1,670,813	1,636,009

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Momentive Performance Materials Tranche B3 Term Loan(a)(b)
05/05/15	3.750%	623,437	587,590

Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1B Term Loan
05/05/15	4.000%	1,716,180	1,675,421
Tranche C2B Term Loan
05/05/15	4.250%	769,253	750,983

Nexeo Solutions LLC Term Loan(a)(b)
09/08/17	5.000%	721,348	705,117

PQ Corp. 1st Lien Term Loan(a)(b)
07/30/14	3.996%	1,567,392	1,525,684

Trinseo Materials Operating SCA Term Loan(a)(b)
08/02/17	6.000%	2,659,500	2,463,362

Tronox Pigments B.V.(a)(b) Delayed Draw Term Loan
02/08/18	4.250%	230,357	225,895
Term Loan
02/08/18	4.250%	844,643	828,282

Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	2,897,596	2,874,792

Total			20,922,316

Construction Machinery 1.3%
Douglas Dynamics LLC Term Loan(a)(b)
04/18/18	5.750%	3,586,205	3,523,446

Manitowoc Co., Inc. (The) Tranche B Term Loan(a)(b)
11/13/17	4.250%	1,675,000	1,675,000

Terex Corp. Term Loan(a)(b)
04/28/17	5.500%	1,042,125	1,047,336

Total			6,245,782

Consumer Cyclical Services 2.7%
Acosta, Inc. Tranche B Term Loan(a)(b)
03/01/18	5.750%	1,854,276	1,852,885

KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	766,432	770,747

Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	2,010,015	2,000,467

Sabre, Inc. Term Loan(a)(b)
09/30/17	5.996%	5,098,838	4,982,279

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

ServiceMaster Co. (The)(a)(b) Delayed Draw Term Loan
07/24/14	2.750%	130,822	130,079
Letter of Credit
07/24/14	3.060%	2,075,000	2,043,875
Term Loan
07/24/14	2.798%	1,313,722	1,306,260

Total			13,086,592

Consumer Products 2.7%
Affinion Group, Inc. Tranche B Term Loan(a)(b)
10/09/16	5.000%	2,216,865	1,924,971

Fender Musical Instruments Corp.(a)(b) Delayed Draw Term Loan
06/09/14	2.500%	661,266	648,245
Term Loan
06/09/14	2.500%	1,308,708	1,282,939

Jarden Corp. Tranche B Term Loan(a)(b)
03/31/18	3.246%	1,263,117	1,262,940

NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/02/17	4.250%	2,390,464	2,392,640

National Bedding Co. LLC 2nd Lien Term Loan(a)(b)
02/28/14	5.250%	1,000,000	988,750

Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.250%	4,766,024	4,614,131

Total			13,114,616

Diversified Manufacturing 2.1%
Colfax Corp. Tranche B Term Loan(a)(b)
01/11/19	4.500%	1,119,375	1,120,461

Generac Power System, Inc. Term Loan(a)(b)
05/30/18	6.250%	1,851,191	1,853,153

IMG Worldwide, Inc. Tranche B Term Loan(a)(b)
06/16/16	5.500%	3,687,750	3,664,701

Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)
09/29/16	4.250%	1,609,864	1,612,891

WireCo WorldGroup, Inc. Term Loan(a)(b)
02/15/17	6.000%	2,175,000	2,172,281

Total			10,423,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Electric 2.6%
BRSP LLC Term Loan(a)(b)
06/24/14	7.500%	722,176	721,273

Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	962,813	967,030
04/01/18	4.500%	1,460,250	1,466,646

Equipower Resources Holdings LLC Tranche B 1st Lien Term Loan(a)(b)
12/21/18	6.500%	900,000	898,029

FREIF North American Power I LLC(a)(b) Tranche B Term Loan
03/29/19	6.000%	754,282	754,282
Tranche C Term Loan
03/29/19	6.000%	118,827	118,827

GenOn Energy/Americas, Inc. Term Loan(a)(b)
12/04/17	6.000%	859,688	865,602

LSP Madison Funding LLC Term Loan(a)(b)
06/28/19	5.500%	950,000	942,875

NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	1,608,750	1,610,761

TPF Generation Holdings LLC(a)(b) 1st Lien Synthetic Letter of Credit
12/15/13	2.461%	71,059	70,526
2nd Lien Term Loan
12/15/14	4.711%	2,075,440	2,018,885

Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/14	3.746%	3,497,531	2,434,072

Total			12,868,808

Entertainment 2.8%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(a)(b)
04/22/16	7.500%	1,911,000	1,917,574

AMC Entertainment, Inc.(a)(b) Tranche B2 Term Loan
12/15/16	3.495%	976,501	973,250
Tranche B3 Term Loan
02/22/18	4.250%	1,368,125	1,360,997

Alpha Topco Ltd. Tranche B Term Loan(a)(b)
04/28/17	5.750%	3,541,125	3,544,772

Cedar Fair LP Tranche 1 Term Loan(a)(b)
12/15/17	4.000%	1,980,682	1,977,889

Cinemark U.S.A., Inc. Term Loan(a)(b)
04/30/16	3.544%	553,954	553,837

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
12/20/18	4.250%	1,125,000	1,123,189

Zuffa LLC(a)(b) Term Loan
06/19/15	2.250%	1,340,353	1,290,760
06/19/15	7.500%	1,300,541	1,301,360

Total			14,043,628

Environmental 1.2%
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(a)(b)
07/29/14	8.000%	3,720,218	3,664,415

Synagro Technologies, Inc. 1st Lien Term Loan(a)(b)
04/02/14	2.250%	1,977,135	1,701,582

WCA Waste Corp. Term Loan(a)(b)
03/23/18	5.500%	673,313	671,629

Total			6,037,626

Food and Beverage 5.0%
Aramark Corp.(a)(b) 3rd Letter of Credit
07/26/16	3.499%	66,004	65,509
Tranche C Term Loan
07/26/16	3.646%	819,333	813,188

Dean Foods Co. Tranche A Term Loan(a)(b)
04/02/14	3.000%	1,150,463	1,139,442

Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	1,701,798	1,660,325

Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.038%	927,228	927,228

Earthbound Holdings III LLC Term Loan(a)(b)
12/21/16	5.750%	2,482,180	2,478,035

Michael Foods Group, Inc. Tranche B Term Loan(a)(b)
02/25/18	4.250%	1,109,438	1,105,977

Pierre Foods, Inc. 1st Lien Term Loan(a)(b)
09/30/16	7.000%	3,270,506	3,283,784

Pinnacle Foods Finance LLC Term Loan(a)(b)
10/02/16	3.745%	942,725	933,297

Solvest Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.023%	1,659,252	1,659,252

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

U.S. Foods, Inc.(a)(b) Term Loan
07/03/14	2.750%	1,929,527	1,866,007
03/31/17	5.750%	1,994,751	1,896,669

WM. Bolthouse Farms, Inc.(a)(b) 1st Lien Term Loan
02/11/16	5.750%	1,483,914	1,481,748
2nd Lien Term Loan
08/11/16	9.750%	1,000,000	999,170

Windsor Quality Food Co. Ltd. Tranche B Term Loan(a)(b)(e)
02/16/17	5.000%	4,438,425	4,349,657

Total			24,659,288

Gaming 5.0%
Affinity Gaming LLC Term Loan(a)(b)
11/09/17	5.500%	847,875	847,875

Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B1 Term Loan
01/28/15	3.246%	1,000,000	910,140
Tranche B2 Term Loan
01/28/15	3.246%	3,000,000	2,730,420
Tranche B4 Term Loan
10/31/16	9.500%	1,971,931	1,986,997

Caesars Octavius LLC Tranche B Term Loan(a)(b)
04/25/17	9.250%	4,775,000	4,677,113

Cannery Casino Resorts LLC(a)(b) 1st Lien Delayed Draw Term Loan
05/17/13	4.496%	376,462	369,607
1st Lien Term Loan
05/17/13	4.496%	455,136	446,848
2nd Lien Term Loan
05/18/14	4.496%	1,250,000	1,164,588

Golden Nugget, Inc. 2nd Lien Term Loan(a)(b)
12/31/14	3.500%	2,025,000	1,779,469

Isle of Capri Casinos, Inc. Term Loan(a)(b)
11/01/13	4.750%	1,678,750	1,680,378

Las Vegas Sands LLC(a)(b) Tranche B Term Loan
05/23/14	1.840%	2,666,730	2,650,969
11/23/16	2.840%	756,533	744,595
Tranche I Delayed Draw Term Loan
05/23/14	1.840%	94,166	93,609
11/23/16	2.840%	179,974	177,134

Pinnacle Entertainment, Inc. Tranche A Term Loan(a)(b)
03/19/19	4.000%	2,119,687	2,114,049

ROC Finance LLC Tranche B Term Loan(a)(b)
08/19/17	8.500%	800,000	802,000

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Twin River Worldwide Holdings, Inc. Term Loan(a)(b)
11/05/15	8.500%	1,308,117	1,311,387

Total			24,487,178

Gas Distributors 0.1%
Energy Transfer Equity LP Term Loan(a)(b)
03/23/17	3.750%	725,000	713,523

Health Care 5.0%
Alere, Inc. Tranche B Term Loan(a)(b)
06/30/17	4.750%	1,017,313	1,013,752

Ardent Medical Services, Inc. Term Loan(a)(b)
09/15/15	6.500%	1,764,321	1,755,500

Bausch & Lomb, Inc.(a)(b) Delayed Draw Term Loan
09/30/15	2.594%	340,000	338,939
Term Loan
05/17/19	5.250%	1,575,000	1,573,283

Bausch & Lomb, Inc.(a)(b)(h)(i) Delayed Draw Term Loan
09/30/15	2.594%	460,000	458,565

Community Health Systems, Inc.(a)(b) Term Loan
07/25/14	2.577%	401,834	400,528
01/25/17	3.967%	2,507,620	2,490,518

ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.750%	2,734,609	2,737,453

DJO Finance LLC Tranche B2 Term Loan(a)(b)
11/01/16	5.246%	483,019	478,189

DaVita, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	386,575	385,852

HCA, Inc.(a)(b) Tranche A1 Term Loan
11/16/12	1.496%	974,750	972,615
Tranche B3 Term Loan
05/01/18	3.496%	3,298,659	3,241,527

Health Management Associates, Inc. Tranche B Term Loan(a)(b)
11/16/18	4.500%	1,019,875	1,019,732

Iasis Healthcare LLC Tranche B Term Loan(a)(b)
05/03/18	5.000%	1,044,710	1,041,775

Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	5.000%	2,435,735	2,354,746

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Quintiles Transnational Corp. Tranche B Term Loan(a)(b)
06/08/18	5.000%	3,291,750	3,287,602

Skilled Healthcare Group, Inc. Term Loan(a)(b)
04/09/16	6.750%	507,068	499,148

Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	537,748	535,441

Total			24,585,165

Home Construction —%
Las Vegas Land Holdings LLC Term Loan(a)(b)
03/31/16	2.461%	51,362	43,401

Independent Energy 0.2%
MEG Energy Corp. Term Loan(a)(b)
03/18/18	4.000%	1,042,125	1,041,687

Life Insurance 0.3%
CNO Financial Group, Inc. Tranche B1 Term Loan(a)(b)
09/30/16	6.250%	1,255,357	1,256,147

Media Cable 2.3%
Cequel Communications LLC Term Loan(a)(b)
02/14/19	4.000%	1,571,062	1,557,316

Charter Communications Operating LLC Tranche C Term Loan(a)(b)
09/06/16	3.500%	803,971	800,401

MCC Iowa LLC (a)(b) Tranche D1 Term Loan
01/31/15	1.950%	460,385	444,561
Tranche F Term Loan
10/23/17	4.500%	2,723,317	2,699,488

Newsday LLC Term Loan(a)(b)
08/01/13	6.705%	1,450,000	1,453,625

Revolution Studios Distribution Co. LLC(a)(b)(e) 2nd Lien Term Loan
06/21/15	7.250%	825,000	261,937
Tranche B Term Loan
12/21/14	4.000%	963,515	766,794

San Juan Cable LLC Tranche B 1st Lien Term Loan(a)(b)
06/09/17	6.000%	915,750	912,316

UPC Financing Partnership Tranche T Term Loan(a)(b)
12/30/16	3.746%	492,146	486,816

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

WideOpenWest Finance LLC Term Loan(a)(b)
07/17/18	6.250%	2,175,000	2,151,619

Total			11,534,873

Media Non-Cable 11.8%
AMC Networks, Inc. Tranche B Term Loan(a)(b)
12/31/18	4.000%	1,113,750	1,107,491

Advanstar Communications, Inc. 1st Lien Term Loan(a)(b)
06/02/14	2.720%	921,066	708,069

Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.500%	2,204,728	2,006,303

Clear Channel Communications, Inc.(a)(b) Tranche A Term Loan
07/30/14	3.646%	2,897,715	2,597,888
Tranche B Term Loan
01/29/16	3.896%	5,640,222	4,266,602

Cumulus Media Holdings, Inc.(a)(b) 1st Lien Term Loan
09/17/18	5.750%	3,083,623	3,091,887
2nd Lien Term Loan
03/18/19	7.500%	3,925,000	3,947,098

Emmis Operating Co. Tranche B Term Loan(a)(b)
11/01/13	4.460%	1,972,021	1,922,721

Encompass Digital Media, Inc. Tranche B Term Loan(a)(b)
08/10/17	8.000%	3,541,125	3,541,125

F & W Media, Inc. Term Loan(a)(b)
06/09/14	7.750%	913,087	844,605

GateHouse Media Operating, Inc.(a)(b) Delayed Draw Term Loan
08/28/14	2.250%	655,531	212,772
Term Loan
08/28/14	2.250%	1,756,823	570,230
08/28/14	2.500%	1,944,652	631,195

Getty Images, Inc. Term Loan(a)(b)
11/07/16	5.250%	698,146	701,058

Granite Broadcasting Tranche B 1st Lien Term Loan(a)(b)
05/23/18	8.500%	2,000,000	1,975,000

Gray Television, Inc Tranche B Term Loan(a)(b)
12/31/14	3.750%	3,129,912	3,103,495

Hubbard Radio LLC(a)(b) 1st Lien Term Loan
04/28/17	5.250%	812,493	811,989
2nd Lien Term Loan
04/30/18	8.750%	1,000,000	1,005,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Intelsat Jackson Holdings SA(a)(b) Term Loan
02/01/14	2.746%	3,225,000	3,155,114
02/01/14	3.249%	1,570,408	1,545,281

LIN Television Corp. Tranche B Term Loan(a)(b)
12/21/18	5.000%	671,625	673,304

Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	6.500%	417,478	260,924

MediaNews Group, Inc. Term Loan(a)(b)
03/19/14	8.500%	105,576	101,485

NextMedia Operating, Inc. Term Loan(a)(b)
05/27/16	8.250%	2,643,010	2,552,699

Nielsen Finance LLC Tranche B Term Loan(a)(b)
05/02/16	3.996%	1,273,109	1,275,235

Penton Media, Inc. 1st Lien Term Loan(a)(b)
08/01/14	5.000%	533,900	395,465

Postmedia Network, Inc. Tranche C Term Loan(a)(b)
07/13/16	6.250%	1,301,550	1,276,496

R.H. Donnelly, Inc. Term Loan(a)(b)
10/24/14	9.000%	422,062	195,554

Radio One, Inc. Term Loan(a)(b)
03/31/16	7.500%	4,764,309	4,692,844

SuperMedia, Inc. Term Loan(a)(b)
12/31/15	11.000%	180,897	106,165

Tribune Co.(a)(b)(f)(g) Tranche B Term Loan
06/04/14	0.000%	587,263	425,449

Tribune Co.(a)(b)(h) Tranche B Term Loan
06/04/14	0.000%	2,000,000	1,448,920

Univision Communications, Inc.(a)(b) 1st Lien Term Loan
03/31/17	4.496%	4,034,163	3,860,815
Term Loan
09/29/14	2.246%	858,655	840,769

Van Wagner Communications LLC(a)(b) Delayed Draw Term Loan
06/27/13	5.000%	252,798	243,950
Tranche B Term Loan
06/27/13	5.000%	2,060,686	1,988,562

Yell Group PLC Tranche B1 Term Loan(a)(b)
07/31/14	3.996%	1,193,301	320,401

Total			58,403,960

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Metals 0.4%
Novelis, Inc. Tranche B2 Term Loan(a)(b)
03/10/17	4.000%	1,860,938	1,846,515

Non-Captive Consumer 0.4%
Springleaf Financial Funding Co. Term Loan(a)(b)
05/10/17	5.500%	2,100,000	2,004,618

Non-Captive Diversified 0.2%
iStar Financial, Inc. Tranche A2 Term Loan(a)(b)
06/30/14	7.000%	1,075,000	1,072,700

Other Financial Institutions 0.7%
Alix Partners LLP Tranche B2 1st Lien Term Loan(a)(b)
06/28/19	6.500%	1,325,000	1,313,963

Harland Clarke Holdings Corp.(a)(b) Tranche B1 Term Loan
06/30/14	2.961%	1,418,828	1,275,427

Harland Clarke Holdings Corp.(a)(b)(h) Tranche B1 Term Loan
06/30/14	2.961%	1,000,000	898,930

Total			3,488,320

Other Industry 1.4%
ATI Acquisition Co.(a)(b)(e)(f) Tranche B Term Loan
12/30/14	0.000%	865,222	8,652

ATI Acquisition Co.(a)(b)(e)(f)(g) Term Loan
12/30/15	0.000%	586,404	17,592

On Assignment, Inc. Tranche B Term Loan(a)(b)
05/15/19	5.000%	980,314	972,325

Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b)
04/01/18	5.000%	2,910,375	2,922,861

Sensus U.S.A., Inc. 2nd Lien Term Loan(a)(b)
05/09/18	8.500%	2,925,000	2,910,375

Total			6,831,805

Packaging 1.7%
Anchor Glass Container Corp. 1st Lien Term Loan(a)(b)
03/02/16	6.000%	830,147	829,458

BWay Holding Co. Tranche B Term Loan(a)(b)
02/23/18	4.500%	791,414	788,644

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.246%	1,423,705	1,389,180

ICL Industrial Containers ULC Tranche C Term Loan(a)(b)
02/23/18	4.500%	79,759	79,481

Reynolds Group Holdings, Inc.(a)(b) Tranche B Term Loan
02/09/18	6.500%	1,245,448	1,251,874
Tranche C Term Loan
08/09/18	6.500%	3,853,545	3,902,678

Total			8,241,315

Paper 0.3%
NewPage Corp. Debtor In Possession Term Loan(a)(b)(j)
03/08/13	8.000%	1,450,000	1,463,601

Pharmaceuticals 2.5%
Catalent Pharma Solutions, Inc. Tranche 1 Term Loan(a)(b)
09/15/16	4.246%	1,362,960	1,359,130

Endo Pharmaceuticals Holdings, Inc. Tranche A Term Loan(a)(b)
06/17/16	2.250%	2,598,750	2,578,324

Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	4.500%	3,083,166	3,077,123

Pharmaceutical Product Development, Inc. Term Loan(a)(b)
12/05/18	6.250%	771,125	779,638

RPI Finance Trust Term Loan(a)(b)
05/09/18	4.000%	3,171,418	3,151,597

Valeant Pharmaceuticals International, Inc.(a)(b) Tranche B Term Loan
02/13/19	4.750%	847,875	847,875
02/13/19	4.750%	600,000	600,750

Total			12,394,437

Property & Casualty 0.8%
Asurion LLC 2nd Lien Term Loan(a)(b)
05/24/19	9.000%	2,006,369	2,076,593

HUB International Ltd. Term Loan(a)(b)
06/13/17	4.746%	872,813	867,139

USI Holdings Corp. Tranche B Term Loan(a)(b)
05/05/14	2.750%	984,456	971,658

Total			3,915,390

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Railroads 0.2%
RailAmerica, Inc. Term Loan(a)(b)
03/01/19	4.000%	1,197,000	1,196,006

Refining 0.3%
Alon U.S.A. Energy, Inc.(a)(b) Term Loan
08/05/13	2.496%	156,667	151,967
08/05/13	2.496%	1,253,333	1,215,733

Total			1,367,700

Restaurants 0.2%
Buffets, Inc. 1st Lien Letter of Credit(a)(b)(f)(g)
04/22/15	0.000%	130,511	59,382

OSI Restaurant Partners LLC(a)(b) Term Loan
06/14/13	0.069%	77,306	76,437
06/14/14	2.563%	773,739	765,034

Total			900,853

Retailers 6.9%
Academy Ltd. Term Loan(a)(b)
08/03/18	6.000%	1,616,875	1,624,765

BJ’s Wholesale Club, Inc. 1st Lien Term Loan(a)(b)
09/28/18	5.250%	1,836,312	1,843,767

Bass Pro Group LLC Term Loan(a)(b)
06/13/17	5.250%	3,591,969	3,607,702

Claire’s Stores, Inc. Tranche B Term Loan(a)(b)
05/29/14	3.056%	364,861	348,092

David’s Bridal, Inc. Term Loan(a)(b)
01/31/14	2.246%	367,000	365,165

Dollar General Corp. Tranche C Term Loan(a)(b)
07/06/17	2.996%	853,696	853,081

General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	4.250%	4,048,842	4,044,915

J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.750%	987,500	975,265

Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	1,447,929	1,433,812

Leslie’s Poolmart, Inc. Tranche B Term Loan(a)(b)
11/21/16	4.500%	688,984	683,816

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Michaels Stores, Inc.(a)(b) Tranche B2 Term Loan
07/31/16	5.000%	1,425,366	1,433,092
Tranche B3 Term Loan
07/31/16	5.000%	1,822,634	1,832,513

Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	1,389,909	1,378,178

Orchard Supply Hardware LLC Tranche B1 Term Loan(a)(b)
12/21/13	5.000%	1,520,840	1,064,588

Pantry, Inc. (The)(a)(b) Delayed Draw Term Loan
05/15/14	3.750%	200,824	200,134
Term Loan
05/15/14	3.750%	697,380	694,981

Pantry, Inc. (The)(a)(b)(h) Tranche B Term Loan
07/26/19	5.750%	1,200,000	1,202,004

Party City Holdings, Inc. Term Loan(a)(b)(h)
07/27/19	5.750%	1,300,000	1,301,625

PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	6,075,101	6,056,025

Rite Aid Corp. Tranche 2 Term Loan(a)(b)
06/04/14	2.000%	1,496,094	1,464,930

Sports Authority, Inc. (The) Tranche B Term Loan(a)(b)
11/16/17	7.500%	1,989,899	1,930,202

Total			34,338,652

Technology 7.6%
Acxiom Corp. Tranche 2 Term Loan(a)(b)
03/15/15	3.428%	288,927	288,204

Aeroflex, Inc. Tranche B Term Loan(a)(b)
05/09/18	5.750%	1,105,819	1,078,771

Commscope, Inc. Tranche 1 Term Loan(a)(b)
01/14/18	4.250%	1,989,924	1,984,532

Dealer Computer Services, Inc.(a)(b) Tranche A Term Loan
04/21/16	2.746%	306,250	303,947
Tranche B Term Loan
04/21/18	3.750%	705,830	704,066

Edwards (Cayman Islands II) Ltd.(a)(b) 1st Lien Term Loan
05/31/16	5.500%	1,354,203	1,347,431
05/31/16	5.500%	1,896,325	1,886,844

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

First Data Corp.(a)(b) Term Loan
03/23/18x	4.247%	1,393,261	1,295,733
Tranche B1 Term Loan
09/24/14	2.997%	4,194,729	4,070,649
Tranche B2 Term Loan
09/24/14	2.997%	2,051,438	1,990,756

Freescale Semiconductor, Inc. Tranche B1 Term Loan(a)(b)
12/01/16	4.496%	3,277,369	3,075,811

Go Daddy Operating Co. LLC Tranche B1 Term Loan(a)(b)
12/17/18	5.500%	1,193,985	1,178,165

Greeneden U.S. Holdings II LLC Term Loan(a)(b)
01/31/19	6.750%	2,194,500	2,213,702

Kasima LLC Term Loan(a)(b)
03/31/17	5.000%	1,777,500	1,768,612

Lawson Software, Inc. Tranche B Term Loan(a)(b)
04/05/18	6.250%	2,119,687	2,136,624

Microsemi Corp. Term Loan(a)(b)
02/02/18	4.000%	3,607,386	3,580,330

Novell, Inc. 1st Lien Term Loan(a)(b)
11/22/17	7.250%	1,825,000	1,824,233

Openlink International, Inc. Term Loan(a)(b)
10/30/17	7.750%	597,000	597,000

Rovi Solutions Corp./Guides, Inc.(a)(b) Tranche A1 Term Loan
02/07/16	2.750%	498,750	486,281
Tranche B2 Term Loan
03/29/19	4.000%	743,262	711,673

Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	4.000%	1,806,750	1,805,829

Spansion LLC Term Loan(a)(b)
02/09/15	4.750%	286,472	286,830

Syniverse Holdings, Inc. Term Loan(a)(b)
04/23/19	5.000%	2,100,000	2,092,125

Verint Systems, Inc. Term Loan(a)(b)
10/27/17	4.500%	990,000	982,575

Total			37,690,723

Textile 0.7%
Levi Strauss & Co. Term Loan(a)(b)
04/04/14	2.495%	2,402,000	2,359,965

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Springs Window Fashions LLC Tranche B Term Loan(a)(b)
05/31/17	6.000%	1,207,145	1,161,877

Total			3,521,842

Transportation Services 0.9%
Avis Budget Car Rental LLC Tranche C Term Loan(a)(b)
03/15/19	4.250%	1,321,688	1,321,132

Hertz Corp. (The)(a)(b) Letter of Credit
03/11/18	3.750%	2,825,000	2,704,938
Tranche B Term Loan
03/11/18	3.750%	488,800	485,339

Total			4,511,409

Wireless 1.7%
Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.620%	142,168	111,602
Term Loan
08/07/14	3.620%	1,363,809	1,070,590

MetroPCS Wireless, Inc.(a)(b) Tranche B2 Term Loan
11/03/16	4.071%	935,015	932,098
Tranche B3 Term Loan
03/19/18	4.000%	1,771,157	1,760,087

Ntelos, Inc. Tranche B Term Loan(a)(b)
08/07/15	4.000%	2,610,874	2,591,292

Telesat Canada Tranche B Term Loan(a)(b)
03/28/19	4.250%	2,100,000	2,093,301

Total			8,558,970

Wirelines 1.0%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,077,918	966,536

Integra Telecom Holdings, Inc. Term Loan(a)(b)
04/15/15	9.250%	906,500	873,921

Level 3 Financing, Inc. Tranche B Term Loan(a)(b)
09/01/18	5.750%	1,475,000	1,478,230

TW Telecom Holdings, Inc. Tranche B2 Term Loan(a)(b)
12/30/16	3.500%	1,045,134	1,044,350

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Windstream Corp. Tranche B2 Term Loan(a)(b)
12/17/15	3.152%	647,135	643,000

Total			5,006,037

Total Senior Loans (Cost: $421,005,109)			411,687,391

Corporate Bonds & Notes 7.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chemicals 0.4%
Hexion U.S. Finance Corp./Nova Scotia ULC Secured(a)
11/15/14	4.967%	2,000,000	1,900,000

Consumer Products 0.4%
Sealy Mattress Co.
06/15/14	8.250%	2,000,000	1,982,500

Entertainment 0.4%
AMC Entertainment, Inc.
03/01/14	8.000%	1,000,000	1,002,500
12/01/20	9.750%	1,000,000	1,085,000

Total			2,087,500

Food and Beverage 0.6%
ARAMARK Holdings Corp. Senior Unsecured PIK(k)
05/01/16	8.625%	1,000,000	1,022,510

Dean Foods Co.
12/15/18	9.750%	2,000,000	2,190,000

Total			3,212,510

Gaming 1.2%
Isle of Capri Casinos, Inc.
03/01/14	7.000%	2,000,000	2,002,500

ROC Finance LLC/Corp. Secured(k)
09/01/18	12.125%	800,000	906,000

Stockbridge/SBE Holdings Tranche B Term Loan(a)
05/02/17	13.000%	1,075,000	1,054,844

Tunica-Biloxi Gaming Authority Senior Unsecured(k)
11/15/15	9.000%	2,105,000	2,026,062

Total			5,989,406

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Health Care 0.9%
HCA, Inc.
10/01/18	8.000%	960,000	1,104,000

LifeCare Holdings, Inc.
08/15/13	9.250%	1,000,000	570,000

Physio-Control International, Inc. Senior Secured(k)
01/15/19	9.875%	696,000	749,940

Select Medical Holdings Corp. Senior Unsecured(a)
09/15/15	6.494%	2,000,000	1,965,000

Total			4,388,940

Media Non-Cable 1.4%
Clear Channel Communications, Inc. Senior Unsecured
01/15/13	5.750%	1,000,000	990,000
09/15/14	5.500%	1,000,000	827,500

Intelsat Jackson Holdings SA
06/15/16	11.250%	2,000,000	2,105,000

Radio One, Inc. PIK
05/24/16	15.000%	2,280,620	1,881,511

Salem Communications Corp. Secured
12/15/16	9.625%	878,000	972,385

Total			6,776,396

Metals —%
Aleris International, Inc. Senior Unsecured(d)(e)
06/01/20	7.625%	13,834	14,387

Oil Field Services 0.2%
McJunkin Red Man Corp. Senior Secured
12/15/16	9.500%	1,000,000	1,082,500

Other Industry 0.2%
General Cable Corp.(a)
04/01/15	2.836%	1,000,000	935,000

Packaging 0.2%
Berry Plastics Corp. Senior Secured(a)
02/15/15	5.205%	1,000,000	1,001,250

Retailers 0.5%
Pantry, Inc. (The)
02/15/14	7.750%	1,000,000	1,002,500

Yankee Candle Co., Inc.
02/15/15	8.500%	1,319,000	1,340,434

Total			2,342,934

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Supermarkets 0.4%
SUPERVALU, Inc. Senior Unsecured
11/15/14	7.500%	1,000,000	952,500
05/01/16	8.000%	1,000,000	855,000

Total			1,807,500

Tobacco 0.2%
Alliance One International, Inc. Senior Unsecured
07/15/16	10.000%	1,000,000	1,015,000

Wireless 0.2%
Cricket Communications, Inc.
07/15/15	10.000%	1,000,000	1,045,000

Wirelines 0.2%
Level 3 Financing, Inc.(a)
02/15/15	4.506%	1,000,000	980,000

Total Corporate Bonds & Notes (Cost: $36,682,053)			36,560,823

Common Stocks 2.5%
Issuer	Shares	Value ($)

Consumer Discretionary 0.6%
Auto Components 0.1%

Delphi Automotive PLC(g)	11,178	317,343

Mark IV Industries, Inc.(g)	667	20,344

Total		337,687

Hotels, Restaurants & Leisure —%

Buffets Restaurants Holdings(e)(g)	1,071	10,175

Household Durables —%

Rhodes Companies LLC (The)(g)	109,053	27,045

Media 0.5%

Cumulus Media, Inc. Class A(g)	43,542	109,726

F & W Media, Inc.(g)	4,165	2,603

HMH Publishers LLC(g)	10,952	259,655

Media News Group(g)	10,512	155,052

MGM Holdings II, Inc.(g)	68,207	2,012,107

Reader’s Digest Association, Inc.(g)	26,729	83,528

Star Tribune Co. (The)(g)	627	18,287

Star Tribune Co. (The)(e)(g)	1,098	32,025

SuperMedia, Inc.(g)	1,126	2,590

Total		2,675,573

Total Consumer Discretionary		3,050,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology —%
IT Services —%

Advanstar Communications, Inc.(g)	18,596	188,285

Total Information Technology		188,285

Materials 1.8%
Chemicals 1.6%

LyondellBasell Industries NV, Class A	181,857	8,098,092

Metals & Mining 0.2%

Aleris International, Inc.(g)	16,009	776,437

Total Materials		8,874,529

Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%

Hawaiian Telcom Holdco, Inc.(g)	15,044	270,792

Total Telecommunication Services		270,792

Total Common Stocks (Cost: $13,594,282)		12,384,086

Warrants —%
Issuer	Shares	Value ($)

Consumer Discretionary —%
Media —%

F & W Media, Inc.(g)	1,805	1,128

Star Tribune Co. (The)(e)(g)	3,481	101,529

Total		102,657

Total Consumer Discretionary		102,657

Total Warrants (Cost: $2,172,718)		102,657

Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.153%(l)(m)	32,966,968	32,966,968

Total Money Market Funds (Cost: $32,966,968)		32,966,968

Total Investments (Cost: $506,421,130)		493,701,925

Other Assets & Liabilities, Net		887,325

Net Assets		$494,589,250

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2012, the value of these securities amounted to $14,387, which represents less than 0.01% of net assets.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $5,562,747, representing 1.12% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Aleris International, Inc.

Senior Unsecured

06/01/20 7.625%	06/29/10	—

ATI Acquisition Co.

Tranche B Term Loan

12/30/14 0.000%	12/23/09 - 07/23/12	747,881

ATI Acquisition Co.

Term Loan

12/30/15 0.000%	12/23/09 - 07/13/12	497,832

Buffets Restaurants Holdings	11/06/06 - 06/14/12	12,685

GPX International Tire Corp.

Tranche B Term Loan

03/30/12 0.000%	04/11/06 - 06/04/10	264,278

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Revolution Studios Distribution Co. LLC

2nd Lien Term Loan

06/21/15 7.250%	12/21/06 - 01/31/12	641,619

Revolution Studios Distribution Co. LLC

Tranche B Term Loan

12/21/14 4.000%	12/21/06 - 06/09/09	933,169

Star Tribune Co. (The)	02/16/12	—

Star Tribune Co. (The)	03/09/07 - 12/02/11	1,779,696

Windsor Quality Food Co. Ltd.

Tranche B Term Loan

02/16/17 5.000%	02/14/11	4,394,041

(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2012, the value of these securities amounted to $511,075, which represents 0.10% of net assets.

(g)	Non-income producing.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	At July 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Bausch & Lomb, Inc.

Delayed Draw Term Loan	457,491

(j)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(k)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $4,704,512 or 0.95% of net assets.

(l)	The rate shown is the seven-day current annualized yield at July 31, 2012.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	36,396,720	258,656,205	(262,085,957)	—	32,966,968	49,222	32,966,968

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans

Chemicals	—	20,078,691	843,625	20,922,316

Consumer Cyclical Services	—	11,042,717	2,043,875	13,086,592

Electric	—	11,995,699	873,109	12,868,808

Gaming	—	23,639,303	847,875	24,487,178

Home Construction	—	—	43,401	43,401

Media Non-Cable	—	52,043,230	6,360,730	58,403,960

Other Industry	—	6,823,153	8,652	6,831,805

Restaurants	—	841,471	59,382	900,853

Retailers	—	33,654,836	683,816	34,338,652

Technology	—	34,838,830	2,851,893	37,690,723

All Other Industries	—	202,113,103	—	202,113,103

Total Senior Loans	—	397,071,033	14,616,358	411,687,391

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Metals	—	—	14,387	14,387

All Other Industries	—	36,546,436	—	36,546,436

Total Bonds	—	36,546,436	14,387	36,560,823

Equity Securities

Common Stocks

Consumer Discretionary	429,659	2,580,998	39,823	3,050,480

Information Technology	—	—	188,285	188,285

Materials	8,098,092	—	776,437	8,874,529

Telecommunication Services	270,792	—	—	270,792

Warrants

Consumer Discretionary	—	101,529	1,128	102,657

Total Equity Securities	8,798,543	2,682,527	1,005,673	12,486,743

Other

Money Market Funds	32,966,968	—	—	32,966,968

Total Other	32,966,968	—	—	32,966,968

Total	41,765,511	436,299,996	15,636,418	493,701,925

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans ($)	Corporate Bonds & Notes ($)	Common Stocks ($)	Warrants ($)	Total ($)
Balance as of July 31, 2011	34,983,171	274,027	2,160,072	1,128	37,418,398

Accrued discounts/premiums	(117,671)	(352)	—	—	(118,023)

Realized gain (loss)	430,337	(224,069)	(2,478,291)	—	(2,272,023)

Change in unrealized appreciation (depreciation)(a)	(573,823)	206,807	2,025,969	—	1,658,953

Sales	(21,715,212)	(242,026)	(400,530)	—	(22,357,768)

Purchases	11,350,056	—	12,685	—	11,362,741

Transfers into Level 3	2,064,022	—	—	—	2,064,022

Transfers out of Level 3	(11,804,522)	—	(315,360)	—	(12,119,882)

Balance as of July 31, 2012	14,616,358	14,387	1,004,545	1,128	15,636,418

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2012 was $(465,065), which was comprised of Senior Loans of $(306,382), Corporate Bonds & Notes of $553 and Common Stocks of $(159,236).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans, corporate bonds, equity securities and warrants classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Other corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Floating Rate Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $473,454,162)	$460,734,957

Affiliated issuers (identified cost $32,966,968)	32,966,968

Total investments (identified cost $506,421,130)	493,701,925

Cash	2,074,322

Receivable for:

Investments sold	5,608,895

Capital shares sold	2,049,217

Dividends	4,055

Interest	2,014,218

Expense reimbursement due from Investment Manager	58

Prepaid expenses	6,433

Total assets	505,459,123

Liabilities

Payable for:

Investments purchased	2,993,219

Investments purchased on a delayed delivery basis	5,180,681

Capital shares purchased	741,492

Dividend distributions to shareholders	1,794,263

Investment management fees	7,847

Distribution fees	3,735

Transfer agent fees	49,954

Administration fees	943

Plan administration fees	1

Compensation of board members	19,949

Other expenses	77,789

Total liabilities	10,869,873

Net assets applicable to outstanding capital stock	$494,589,250

Represented by

Paid-in capital	$577,879,619

Undistributed net investment income	335,351

Accumulated net realized loss	(70,906,515)

Unrealized appreciation (depreciation) on:

Investments	(12,719,205)

Total — representing net assets applicable to outstanding capital stock	$494,589,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Floating Rate Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$337,241,790

Shares outstanding	37,874,832

Net asset value per share	$8.90

Maximum offering price per share(a)	$9.18

Class B

Net assets	$7,286,590

Shares outstanding	817,811

Net asset value per share	$8.91

Class C

Net assets	$45,448,841

Shares outstanding	5,103,290

Net asset value per share	$8.91

Class I

Net assets	$62,786,115

Shares outstanding	7,053,121

Net asset value per share	$8.90

Class R

Net assets	$237,412

Shares outstanding	26,641

Net asset value per share	$8.91

Class R4

Net assets	$128,998

Shares outstanding	14,467

Net asset value per share	$8.92

Class R5

Net assets	$4,967

Shares outstanding	556

Net asset value per share	$8.93

Class W

Net assets	$4,427

Shares outstanding	497

Net asset value per share	$8.91

Class Z

Net assets	$41,450,110

Shares outstanding	4,661,405

Net asset value per share	$8.89

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Floating Rate Fund

Statement of Operations

Year ended July 31, 2012

Net investment income
Income:
Dividends	$1,317,128
Interest	27,225,187
Dividends from affiliates	49,222
Foreign taxes withheld	(189,885)

Total income	28,401,652

Expenses:
Investment management fees	2,840,938
Distribution fees
Class A	853,780
Class B	96,616
Class C	431,247
Class R	538
Class W	11
Transfer agent fees
Class A	574,401
Class B	16,335
Class C	72,117
Class R	172
Class R4	70
Class R5	3
Class W	8
Class Z	48,360
Administration fees	341,054
Plan administration fees
Class R4	323
Compensation of board members	16,421
Custodian fees	107,010
Printing and postage fees	62,500
Registration fees	77,500
Professional fees	60,494
Line of credit interest expense	263
Other	28,448

Total expenses	5,628,609
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(133,698)
Expense reductions	(60)

Total net expenses	5,494,851

Net investment income	22,906,801

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,143,574)

Net realized loss	(4,143,574)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,497,097)

Net change in unrealized depreciation	(3,497,097)

Net realized and unrealized loss	(7,640,671)

Net increase in net assets resulting from operations	$15,266,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Floating Rate Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011(a)
Operations

Net investment income	$22,906,801	$23,446,063

Net realized gain (loss)	(4,143,574)	3,986,972

Net change in unrealized appreciation (depreciation)	(3,497,097)	12,260,871

Net increase in net assets resulting from operations	15,266,130	39,693,906

Distributions to shareholders:

Net investment income

Class A	(16,760,908)	(15,370,978)

Class B	(402,512)	(432,652)

Class C	(1,786,040)	(1,291,033)

Class I	(3,326,080)	(4,343,025)

Class R	(4,939)	(1,981)

Class R4	(6,458)	(9,034)

Class R5	(257)	(229)

Class W	(215)	(198)

Class Z	(1,520,283)	(846,996)

Total distributions to shareholders	(23,807,692)	(22,296,126)

Increase (decrease) in net assets from share transactions	(130,584,800)	256,838,085

Total increase (decrease) in net assets	(139,126,362)	274,235,865

Net assets at beginning of year	633,715,612	359,479,747

Net assets at end of year	$494,589,250	$633,715,612

Undistributed net investment income	$335,351	$1,131,549

(a)	Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	7,449,529	65,400,666	45,604,231	409,175,456

Distributions reinvested	1,585,687	13,857,774	1,267,982	11,336,834

Redemptions	(17,943,554)	(155,737,788)	(26,572,155)	(239,242,894)

Net increase (decrease)	(8,908,338)	(76,479,348)	20,300,058	181,269,396

Class B shares

Subscriptions	111,308	973,323	773,535	6,943,250

Distributions reinvested	42,249	369,054	43,075	384,351

Redemptions(b)	(600,268)	(5,262,174)	(714,027)	(6,377,939)

Net increase (decrease)	(446,711)	(3,919,797)	102,583	949,662

Class C shares

Subscriptions	1,397,079	12,272,596	4,393,170	39,468,079

Distributions reinvested	160,963	1,407,385	106,476	952,782

Redemptions	(2,322,439)	(20,095,502)	(1,115,211)	(9,974,157)

Net increase (decrease)	(764,397)	(6,415,521)	3,384,435	30,446,704

Class I shares

Subscriptions	1,207,744	10,326,802	1,204,569	10,825,981

Distributions reinvested	376,535	3,283,596	500,862	4,448,618

Redemptions	(3,780,890)	(32,047,608)	(4,401,300)	(39,520,032)

Net decrease	(2,196,611)	(18,437,210)	(2,695,869)	(24,245,433)

Class R shares

Subscriptions	16,618	147,156	10,450	94,198

Distributions reinvested	548	4,805	210	1,900

Redemptions	(1,185)	(10,147)	—	—

Net increase	15,981	141,814	10,660	96,098

Class R4 shares

Subscriptions	9	75	4,921	42,501

Distributions reinvested	688	6,018	963	8,583

Redemptions	(1,480)	(12,781)	(11,446)	(103,559)

Net decrease	(783)	(6,688)	(5,562)	(52,475)

Class W shares

Subscriptions	—	—	51	460

Redemptions	—	—	(51)	(468)

Net decrease	—	—	—	(8)

Class Z shares

Subscriptions	5,861,380	51,140,436	9,079,170	82,182,384

Distributions reinvested	144,650	1,264,965	88,228	793,926

Redemptions	(8,891,901)	(77,873,451)	(1,620,122)	(14,602,169)

Net increase (decrease)	(2,885,871)	(25,468,050)	7,547,276	68,374,141

Total net increase (decrease)	(15,186,730)	(130,584,800)	28,643,581	256,838,085

(a)	Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Floating Rate Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.96		$8.54	$7.93	$8.97	$9.70

Income from investment operations:

Net investment income	0.42		0.41	0.41	0.42	0.58

Net realized and unrealized gain (loss)	(0.05)		0.41	0.62	(1.02)	(0.75)

Total from investment operations	0.37		0.82	1.03	(0.60)	(0.17)

Less distributions to shareholders:

Net investment income	(0.43)		(0.40)	(0.42)	(0.44)	(0.56)

Total distributions to shareholders	(0.43)		(0.40)	(0.42)	(0.44)	(0.56)

Net asset value, end of period	$8.90		$8.96	$8.54	$7.93	$8.97

Total return	4.36%		9.65%	13.18%	(5.95%)	(1.85%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.14%	(b)	1.10%	1.13%	1.13%	1.09%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.11%	(b)(d)	1.08%	1.08%	1.01%	1.06%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.14%		1.10%	1.13%	1.13%	1.09%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.11%	(d)	1.08%	1.08%	1.01%	1.06%

Net investment income	4.73%	(d)	4.59%	4.82%	5.72%	6.19%

Supplemental data

Net assets, end of period (in thousands)	$337,242		$419,157	$226,172	$267,669	$261,075

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.97		$8.54	$7.94	$8.97	$9.70

Income from investment operations:

Net investment income	0.35		0.34	0.34	0.37	0.52

Net realized and unrealized gain (loss)	(0.04)		0.42	0.62	(1.02)	(0.76)

Total from investment operations	0.31		0.76	0.96	(0.65)	(0.24)

Less distributions to shareholders:

Net investment income	(0.37)		(0.33)	(0.36)	(0.38)	(0.49)

Total distributions to shareholders	(0.37)		(0.33)	(0.36)	(0.38)	(0.49)

Net asset value, end of period	$8.91		$8.97	$8.54	$7.94	$8.97

Total return	3.57%		8.95%	12.19%	(6.55%)	(2.59%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.90%	(b)	1.85%	1.90%	1.90%	1.85%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.86%	(b)(d)	1.83%	1.84%	1.77%	1.82%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.90%		1.85%	1.90%	1.90%	1.85%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.86%	(d)	1.83%	1.84%	1.77%	1.82%

Net investment income	4.00%	(d)	3.86%	4.02%	5.08%	5.52%

Supplemental data

Net assets, end of period (in thousands)	$7,287		$11,337	$9,928	$13,753	$23,137

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.96		$8.54	$7.93	$8.97	$9.70

Income from investment operations:

Net investment income	0.35		0.34	0.34	0.37	0.50

Net realized and unrealized gain (loss)	(0.03)		0.41	0.63	(1.03)	(0.74)

Total from investment operations	0.32		0.75	0.97	(0.66)	(0.24)

Less distributions to shareholders:

Net investment income	(0.37)		(0.33)	(0.36)	(0.38)	(0.49)

Total distributions to shareholders	(0.37)		(0.33)	(0.36)	(0.38)	(0.49)

Net asset value, end of period	$8.91		$8.96	$8.54	$7.93	$8.97

Total return	3.68%		8.84%	12.34%	(6.65%)	(2.58%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.89%	(b)	1.85%	1.89%	1.89%	1.85%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.86%	(b)(d)	1.83%	1.83%	1.76%	1.81%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.89%		1.85%	1.89%	1.89%	1.85%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.86%	(d)	1.83%	1.83%	1.76%	1.81%

Net investment income	3.96%	(d)	3.83%	4.01%	5.05%	5.39%

Supplemental data

Net assets, end of period (in thousands)	$45,449		$52,578	$21,210	$15,721	$19,696

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.96		$8.54	$7.93	$8.96	$9.70

Income from investment operations:

Net investment income	0.45		0.44	0.43	0.45	0.59

Net realized and unrealized gain (loss)	(0.04)		0.41	0.63	(1.02)	(0.74)

Total from investment operations	0.41		0.85	1.06	(0.57)	(0.15)

Less distributions to shareholders:

Net investment income	(0.47)		(0.43)	(0.45)	(0.46)	(0.59)

Total distributions to shareholders	(0.47)		(0.43)	(0.45)	(0.46)	(0.59)

Net asset value, end of period	$8.90		$8.96	$8.54	$7.93	$8.96

Total return	4.75%		10.02%	13.55%	(5.55%)	(1.65%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.73%	(b)	0.77%	0.79%	0.78%	0.76%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.73%	(b)	0.74%	0.75%	0.70%	0.76%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.73%		0.77%	0.79%	0.78%	0.76%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.73%		0.74%	0.75%	0.70%	0.76%

Net investment income	5.09%		5.00%	5.15%	6.18%	6.40%

Supplemental data

Net assets, end of period (in thousands)	$62,786		$82,844	$101,982	$112,681	$184,940

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.97		$8.64

Income from investment operations:

Net investment income	0.38		0.32

Net realized and unrealized gain (loss)	(0.03)		0.32

Total from investment operations	0.35		0.64

Less distributions to shareholders:

Net investment income	(0.41)		(0.31)

Total distributions to shareholders	(0.41)		(0.31)

Net asset value, end of period	$8.91		$8.97

Total return	4.11%		7.47%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.39%	(c)	1.33%	(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.36%	(c)(f)	1.33%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.39%		1.33%	(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.36%	(f)	1.33%	(d)

Net investment income	4.38%	(f)	4.23%	(d)

Supplemental data

Net assets, end of period (in thousands)	$237		$96

Portfolio turnover	42%		69%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.97		$8.56	$7.95	$8.99	$9.70

Income from investment operations:

Net investment income	0.42		0.42	0.40	0.44	0.61

Net realized and unrealized gain (loss)	(0.03)		0.40	0.63	(1.03)	(0.73)

Total from investment operations	0.39		0.82	1.03	(0.59)	(0.12)

Less distributions to shareholders:

Net investment income	(0.44)		(0.41)	(0.42)	(0.45)	(0.59)

Total distributions to shareholders	(0.44)		(0.41)	(0.42)	(0.45)	(0.59)

Net asset value, end of period	$8.92		$8.97	$8.56	$7.95	$8.99

Total return	4.56%		9.62%	13.19%	(5.71%)	(1.41%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.03%	(b)	1.07%	1.09%	1.07%	1.05%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.02%	(b)	1.04%	1.05%	0.81%	0.69%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.03%		1.07%	1.09%	1.07%	1.05%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.02%		1.04%	1.05%	0.81%	0.69%

Net investment income	4.83%		4.67%	4.75%	5.96%	6.54%

Supplemental data

Net assets, end of period (in thousands)	$129		$137	$178	$113	$184

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2012		2011	2010	2009	2008(a)
Per share data
Net asset value, beginning of period	$8.99		$8.56	$7.95	$8.98	$8.99

Income from investment operations:

Net investment income	0.44		0.44	0.43	0.45	0.01

Net realized and unrealized gain (loss)	(0.04)		0.41	0.62	(1.03)	(0.01)

Total from investment operations	0.40		0.85	1.05	(0.58)	—

Less distributions to shareholders:

Net investment income	(0.46)		(0.42)	(0.44)	(0.45)	(0.01)

Total distributions to shareholders	(0.46)		(0.42)	(0.44)	(0.45)	(0.01)

Net asset value, end of period	$8.93		$8.99	$8.56	$7.95	$8.98

Total return	4.70%		9.98%	13.47%	(5.57%)	(0.04%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.79%	(c)	0.81%	0.87%	0.85%	0.75%	(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.79%	(c)	0.79%	0.80%	0.75%	0.75%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.79%		0.81%	0.87%	0.85%	0.75%	(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.79%		0.79%	0.80%	0.75%	0.75%	(d)

Net investment income	5.04%		4.94%	5.10%	6.11%	4.59%	(d)

Supplemental data

Net assets, end of period (in thousands)	$5		$5	$5	$4	$5

Portfolio turnover	42%		69%	68%	84%	43%

(a)	For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.96		$8.54	$7.93	$8.97	$9.70

Income from investment operations:

Net investment income	0.41		0.41	0.39	0.42	0.56

Net realized and unrealized gain (loss)	(0.03)		0.41	0.63	(1.03)	(0.74)

Total from investment operations	0.38		0.82	1.02	(0.61)	(0.18)

Less distributions to shareholders:

Net investment income	(0.43)		(0.40)	(0.41)	(0.43)	(0.55)

Total distributions to shareholders	(0.43)		(0.40)	(0.41)	(0.43)	(0.55)

Net asset value, end of period	$8.91		$8.96	$8.54	$7.93	$8.97

Total return	4.47%		9.65%	13.05%	(6.07%)	(1.97%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.18%	(b)	1.11%	1.26%	1.23%	1.20%

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.11%	(b)	1.09%	1.20%	1.14%	1.20%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.18%		1.11%	1.26%	1.23%	1.20%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.11%		1.09%	1.20%	1.14%	1.20%

Net investment income	4.72%		4.63%	4.70%	5.71%	6.00%

Supplemental data

Net assets, end of period (in thousands)	$4		$4	$4	$4	$4

Portfolio turnover	42%		69%	68%	84%	43%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.95		$8.63

Income from investment operations:

Net investment income	0.43		0.35

Net realized and unrealized gain (loss)	(0.04)		0.32

Total from investment operations	0.39		0.67

Less distributions to shareholders:

Net investment income	(0.45)		(0.35)

Total distributions to shareholders	(0.45)		(0.35)

Net asset value, end of period	$8.89		$8.95

Total return	4.63%		7.80%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.89%	(c)	0.82%	(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.85%	(c)(f)	0.82%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.89%		0.82%	(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.85%	(f)	0.82%	(d)

Net investment income	4.92%	(f)	4.76%	(d)

Supplemental data

Net assets, end of period (in thousands)	$41,450		$67,558

Portfolio turnover	42%		69%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia Floating Rate Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully

Annual Report 2012	37

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

38	Annual Report 2012

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012	39

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $3,129.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

40	Annual Report 2012

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.16
Class R4	0.05
Class R5	0.05
Class W	0.17
Class Z	0.16

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $817,000 and $324,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $254,591 for Class A, $4,668 for Class B, and $13,035 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.12%
Class B	1.87
Class C	1.87
Class I	0.80
Class R	1.37
Class R4	1.10
Class R5	0.85
Class W	1.12
Class Z	0.87

Prior to October 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.74
Class R	1.33
Class R4	1.04
Class R5	0.79
Class W	1.08
Class Z	0.83

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated

Annual Report 2012	41

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through November 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.09%
Class B	1.84
Class C	1.84
Class I	0.74
Class R	1.34
Class R4	1.04
Class R5	0.79
Class W	1.09
Class Z	0.84

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for interest on bonds, deferral/reversal of wash sales losses, investments in partnerships, and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$104,693
Accumulated net realized loss	(104,693)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2012 ($)	Year Ended July 31, 2011 ($)
Ordinary income	23,807,692	22,296,126

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,405,723
Undistributed accumulated long-term gain	—
Accumulated realized loss	(70,811,707)
Unrealized depreciation	(13,090,122)

At July 31, 2012, the cost of investments for federal income tax purposes was $506,541,187 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,583,989
Unrealized depreciation	(22,423,251)
Net unrealized depreciation	$(12,839,262)

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	1,957,317
2017	29,093,899
2018	35,398,330
Unlimited short-term	3,872,666
Total	70,322,212

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2012, the Fund will elect to treat post-October capital losses of $489,495 as arising on August 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and

42	Annual Report 2012

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $193,959,824 and $351,229,982, respectively, for the year ended July 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 32.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 12.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended July 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $6,500,000 at a weighted average interest rate of 1.46%.

Note 9. Significant Risks

Floating Rate Loan Risk

Columbia Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

Annual Report 2012	43

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2012

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44	Annual Report 2012

Columbia Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Floating Rate Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

Annual Report 2012	45

Columbia Floating Rate Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

46	Annual Report 2012

Columbia Floating Rate Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	5.76%
Dividends Received Deduction for corporations	0.42%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	47

Columbia Floating Rate Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

48	Annual Report 2012

Columbia Floating Rate Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Annual Report 2012	49

Columbia Floating Rate Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

50	Annual Report 2012

Columbia Floating Rate Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	51

Columbia Floating Rate Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 200-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

52	Annual Report 2012

Columbia Floating Rate Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	53

Columbia Floating Rate Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance

54	Annual Report 2012

Columbia Floating Rate Fund

Approval of Investment Management Services Agreement (continued)

of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	55

Columbia Floating Rate Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

56	Annual Report 2012

Columbia Floating Rate Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6501 J (9/12)

Annual Report July 31, 2012

Columbia Income Opportunities Fund

Columbia Income Opportunities Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Income Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Income Opportunities Fund (the Fund) Class A shares gained 8.51% (excluding sales charges) for the 12 months ended July 31, 2012.

>	The Fund outperformed its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 7.72% during the same period.

>	The Fund’s strong relative results can be attributed primarily to effective security selection overall and, to a more modest degree, to industry allocation decisions.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	06/19/03
Excluding sales charges		8.51	8.67	7.93
Including sales charges		3.33	7.61	7.35
Class B	06/19/03
Excluding sales charges		7.59	7.85	7.11
Including sales charges		2.59	7.56	7.11
Class C	06/19/03
Excluding sales charges		7.83	7.90	7.14
Including sales charges		6.83	7.90	7.14
Class I*	03/04/04	8.92	9.09	8.31
Class R*	09/27/10	8.27	8.40	7.66
Class R4	06/19/03	8.59	8.92	8.14
Class W*	09/27/10	8.43	8.65	7.92
Class Y*	03/07/11	8.81	8.77	7.98
Class Z*	09/27/10	8.67	8.79	7.99
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index		7.72	8.65	7.97

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 19, 2003 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin, CFA

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares gained 8.51% excluding sales charges. The Fund outperformed its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 7.72% during the same time period. The Fund’s strong relative results can be attributed primarily to effective security selection overall and, to a more modest degree, to industry allocation decisions.

Headline Events Drove U.S. High Yield Market

The U.S. high yield corporate bond market posted strong gains for the 12 months ended July 31, 2012, outperforming the Barclays U.S. Aggregate Bond Index, which returned 7.25%. Strength in the high yield corporate bond market seemed to be driven by improving corporate balance sheets, better financial performance and low default rates. While yield premiums for high yield corporate bonds relative to duration-matched U.S. Treasuries tightened by a modest 25 basis points from the start to the end of the reporting period, volatility was such that the yield premium rose and subsequently fell by more than 200 basis points during the 12-month period driven by the shifting headlines emanating from the European sovereign debt crisis and the potential ripple effects into the U.S. economy. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa. A basis point is 1/100th of a percentage point.)

Fundamentally, corporate balance sheets generally remained strong during the reporting period in large part due to improving fundamentals and the refinancing that took place over the last two years. Also, expected default rates remained at low levels. Strong technicals, or supply/demand factors, such as positive mutual fund inflows, also helped to drive yield premiums on high yield corporate bonds lower. For the reporting period overall, higher quality issues outperformed lower quality issues.

Effective Security Selection Aided Fund Performance

Contributing to the Fund’s results was effective security selection within the exploration and production segment of the energy sector. Security selection within the telecommunications integrated services, telecommunications equipment, chemicals and health care industries also added significant value.

From an allocation perspective, sizable allocations to energy, media and integrated telecommunications proved particularly beneficial, as each of these market segments outpaced the Merrill Lynch Index during the reporting period. Having only a modest allocation to the weaker real estate industry contributed positively to Fund results as well.

Individual holdings that made the biggest positive contribution to the Fund’s results during the reporting period were integrated telecommunications company CenturyLink, packaging company Reynolds Group, auto and residential financing provider Ally Financial, diversified chemicals company LyondellBasell Industries and roofing products manufacturer Building Materials Corp. of America.

Positioning in Select Industries Detracted from Returns

From an allocation perspective, sizable allocations to metals and mining (excluding steel) and wireless telecommunications detracted, as each of these market segments lagged the Merrill Lynch Index during the reporting period. Having only a modest allocation to the stronger electric generation and banking industries hurt the Fund’s results as well.

4	Annual Report 2012

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

Individual holdings that detracted most from the Fund’s results during the reporting period were paper producer Verso Paper Holdings, maintenance and repair company to the energy-related sector Aquilex Holdings and financial services company ING Groep.

Bottom-Up Security Selection Drove Industry Allocation Shifts

By credit quality, we maintained a relatively consistent strategy throughout the reporting period but, at the margin, we reduced allocations to bonds rated B and increased allocations to crossover and investment grade issues and, to a lesser extent, to bonds rated BB. (Crossover issues refers to those with a split rating, wherein one credit rating agency gives the bond an investment grade rating and another gives it a speculative rating.)

Shifts in industry allocations were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets. That said, allocations to the telecommunications integrated services, energy exploration and production, real estate and chemicals industries increased. Exposures to the service, gaming, energy refining and marketing, and metals and mining industries were reduced.

At the end of the reporting period, the Fund had sizable allocations compared to the Merrill Lynch Index in telecommunications, energy, media, capital goods and automotive. The Fund had more modest exposures than the Merrill Lynch Index to the banking, utility, services, consumer cyclical and real estate market segments at the end of the reporting period.

Looking Ahead

At the end of the reporting period, we acknowledged considerable macro challenges, yet we remained constructive on the U.S. high yield corporate bond asset class given what we believed to be solid corporate fundamentals and technicals. Modest leverage, low default rates and strong liquidity for most companies should support, in our view, the sector from a valuation standpoint. For 2012 and 2013, we currently expect default rates to remain below long-term averages of 4.3%. Second quarter earnings reports generally highlighted strength in corporate balance sheets. Cross currents likely to impact corporate earnings and/or heighten volatility in the corporate bond market in the coming months include mixed U.S. economic data, the impending U.S. fiscal cliff, European and developing country growth rates and November’s U.S. presidential election.

We continue to believe bottom-up credit selection will be a key driver of relative performance going forward, as it will likely be important to determine which issuers and industries will be more and less impacted by macro headwinds. As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.

Portfolio Breakdown (%) (at July 31, 2012)
Consumer Discretionary	12.3
Consumer Staples	1.5
Energy	14.4
Financials	10.8
Health Care	7.4
Industrials	8.7
Information Technology	0.0	(a)
Materials	12.1
Telecommunication	22.2
Utilities	5.0
Other (b)	5.6

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at July 31, 2012)
BBB rating	3.2
BB rating	45.1
B rating	48.0
Non-investment grade	3.5
Not rated	0.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.70	1,019.69	5.32	5.22	1.04
Class B	1,000.00	1,000.00	1,051.80	1,015.96	9.13	8.97	1.79
Class C	1,000.00	1,000.00	1,052.70	1,016.71	8.37	8.22	1.64
Class I	1,000.00	1,000.00	1,057.70	1,021.63	3.33	3.27	0.65
Class R	1,000.00	1,000.00	1,053.40	1,018.45	6.59	6.47	1.29
Class R4	1,000.00	1,000.00	1,056.00	1,020.19	4.81	4.72	0.94
Class W	1,000.00	1,000.00	1,054.90	1,019.69	5.31	5.22	1.04
Class Y	1,000.00	1,000.00	1,056.60	1,021.63	3.32	3.27	0.65
Class Z	1,000.00	1,000.00	1,056.90	1,020.93	4.04	3.97	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 3.1%
ADS Tactical, Inc. Senior Secured(a)(b)
04/01/18	11.000%	13,352,000	13,485,520

BE Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	3,503,000	3,660,635

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	6,248,000	6,654,120
03/15/21	7.125%	10,333,000	11,095,058

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	17,369,000	18,671,675

Oshkosh Corp.
03/01/17	8.250%	5,299,000	5,802,405
03/01/20	8.500%	9,029,000	10,056,049

TransDigm, Inc.
12/15/18	7.750%	6,084,000	6,783,660

Total			76,209,122

Automotive 2.6%
Chrysler Group LLC/Co-Issuer, Inc.(b) Secured
06/15/19	8.000%	1,620,000	1,684,800
06/15/21	8.250%	11,849,000	12,337,771

Collins & Aikman Products Co. Senior Subordinated Notes(a)(c)(d)(e)
08/15/12	12.875%	6,910,000	691

Dana Holding Corp. Senior Unsecured(b)
02/15/21	6.750%	277,000	297,775

Delphi Corp.
05/15/21	6.125%	1,812,000	1,977,345

Delphi Corp.(b)
05/15/19	5.875%	2,718,000	2,898,068

Ford Motor Credit Co. LLC Senior Unsecured
01/15/20	8.125%	4,763,000	5,825,125

Lear Corp. Escrow Bond(c)(e)
03/31/16	0.000%	1,595,000	2,392

Lear Corp.
03/15/18	7.875%	3,486,000	3,834,600
03/15/20	8.125%	12,188,000	13,711,500

Schaeffler Finance BV(a)(b) Senior Secured
02/15/17	7.750%	3,160,000	3,349,600
02/15/19	8.500%	5,924,000	6,338,680

Visteon Corp.
04/15/19	6.750%	13,967,000	13,582,907

Total			65,841,254

Banking 0.3%
Lloyds Banking Group PLC(a)(f)
11/29/49	6.267%	5,476,000	3,312,980

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	4,385,000	4,735,800

Total			8,048,780

Brokerage 1.5%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	11,740,000	11,989,475
11/30/17	12.500%	15,810,000	18,102,450

Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	2,842,000	2,976,995
03/15/22	5.875%	4,262,000	4,507,065

Total			37,575,985

Building Materials 1.7%
Building Materials Corp. of America(a) Senior Notes
05/01/21	6.750%	15,948,000	17,423,190
Senior Secured
02/15/20	7.000%	2,055,000	2,239,950

Gibraltar Industries, Inc.
12/01/15	8.000%	7,570,000	7,740,325

Interface, Inc.
12/01/18	7.625%	2,650,000	2,835,500

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	7,539,000	7,614,390

Nortek, Inc.
12/01/18	10.000%	664,000	717,120
04/15/21	8.500%	2,748,000	2,830,440

Total			41,400,915

Chemicals 4.0%
Celanese U.S. Holdings LLC
06/15/21	5.875%	5,293,000	5,729,673

Hexion US Finance Corp. Senior Secured
04/15/20	6.625%	9,832,000	10,053,220

Huntsman International LLC(b)
03/15/21	8.625%	3,647,000	4,194,050

Ineos Finance PLC Senior Secured(a)
05/15/15	9.000%	8,377,000	8,858,677

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	5,150,000	5,652,125

Koppers, Inc.
12/01/19	7.875%	4,115,000	4,485,350

LyondellBasell Industries NV(b) Senior Unsecured
11/15/21	6.000%	25,503,000	29,328,450
04/15/24	5.750%	16,173,000	18,315,922

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	2,880,000	3,211,200

Polypore International, Inc.(b)
11/15/17	7.500%	8,200,000	8,774,000

Total			98,602,667

Construction Machinery 3.7%
Ashtead Capital, Inc.(a)
07/15/22	6.500%	3,741,000	3,881,288

CNH Capital LLC(a)
11/01/16	6.250%	7,384,000	7,956,260

Case New Holland, Inc.
12/01/17	7.875%	13,464,000	15,786,540

Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,267,340

Manitowoc Co., Inc. (The)(b)
11/01/20	8.500%	7,705,000	8,398,450

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	7,912,000	7,852,660

Terex Corp.
04/01/20	6.500%	5,356,000	5,543,460

UR Merger Sub Corp.
12/15/19	9.250%	15,632,000	17,390,600
Senior Unsecured
02/01/21	8.250%	3,265,000	3,542,525

UR Merger Sub Corp.(a)
05/15/20	7.375%	3,021,000	3,187,155
04/15/22	7.625%	7,556,000	8,009,360
Secured
07/15/18	5.750%	8,603,000	8,968,627

Total			92,784,265

Consumer Cyclical Services 0.2%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	5,232,000	5,519,760

Consumer Products 0.9%
Libbey Glass, Inc.(a)
05/15/20	6.875%	2,584,000	2,732,580

Spectrum Brands, Inc. Senior Secured
06/15/18	9.500%	13,031,000	14,887,917

Spectrum Brands, Inc.(a) Senior Secured
06/15/18	9.500%	2,399,000	2,740,858

Spectrum Brands, Inc.(a)(b)
03/15/20	6.750%	1,725,000	1,802,625

Total			22,163,980

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Diversified Manufacturing 0.7%
Actuant Corp.(a)
06/15/22	5.625%	3,487,000	3,582,892

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	8,025,000	8,506,500

CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	4,943,000	5,239,580

Tomkins LLC/Inc. Secured
10/01/18	9.000%	615,000	683,419

Total			18,012,391

Electric 1.5%
AES Corp. (The) Senior Unsecured
10/15/17	8.000%	907,000	1,054,388

AES Corp. (The)(a) Senior Unsecured
07/01/21	7.375%	8,755,000	10,013,531

CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	1,754,000	1,869,866

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	7,610,000	8,447,100

GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	4,640,000	5,115,600

GenOn REMA LLC Pass-Through Certificates
07/02/17	9.237%	89,268	93,285

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	1,745,000	1,797,350

Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	7,895,000	8,763,450

Total			37,154,570

Entertainment 0.5%
AMC Entertainment, Inc.
06/01/19	8.750%	8,396,000	9,109,660

Speedway Motorsports, Inc.(b)
02/01/19	6.750%	2,778,000	2,923,845

Total			12,033,505

Environmental 0.2%
Clean Harbors, Inc.(a)
08/01/20	5.250%	6,117,000	6,308,156

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Food and Beverage 0.4%
Cott Beverages, Inc.
11/15/17	8.375%	4,109,000	4,478,810
09/01/18	8.125%	4,186,000	4,594,135

Total			9,072,945

Gaming 2.6%
Caesars Entertainment Operating Co., Inc. Senior Secured(a)
02/15/20	8.500%	9,235,000	9,269,631

Chester Downs & Marina LLC Senior Secured(a)
02/01/20	9.250%	4,006,000	4,136,195

MGM Resorts International Senior Secured
03/15/20	9.000%	10,637,000	11,886,847

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	5,878,000	6,656,835

Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	6,000,000	6,555,000
10/01/20	7.804%	4,310,000	4,305,173
Senior Secured
10/01/20	6.535%	9,815,000	10,171,579

Seneca Gaming Corp.(a)
12/01/18	8.250%	5,574,000	5,776,058

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,481,000	5,275,463

Total			64,032,781

Gas Pipelines 3.5%
El Paso LLC Senior Unsecured
06/15/14	6.875%	378,000	408,547
06/01/18	7.250%	3,378,000	3,884,700
09/15/20	6.500%	13,795,000	15,381,425
01/15/32	7.750%	18,647,000	21,839,310

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	7,459,000	7,822,626

Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	3,505,000	3,864,263
12/01/18	6.875%	5,453,000	5,814,261
07/15/21	6.500%	9,083,000	9,673,395

Sonat, Inc. Senior Unsecured
02/01/18	7.000%	675,000	730,850

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	12,990,000	13,119,900

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	3,600,000	3,627,000

Total			86,166,277

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Health Care 5.9%
American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	3,245,000	3,439,700

Biomet, Inc. Senior Unsecured(a)(g)
08/01/20	6.500%	7,146,000	7,360,380

CHS/Community Health Systems, Inc.
11/15/19	8.000%	6,968,000	7,542,860
07/15/20	7.125%	8,335,000	8,730,912

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	10,197,000	10,541,149

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	1,808,000	1,941,340
01/31/22	5.875%	2,344,000	2,505,150

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	1,394,000	1,556,053

HCA, Inc.
02/15/22	7.500%	2,000,000	2,245,000
Senior Secured
02/15/20	6.500%	14,399,000	16,090,882
09/15/20	7.250%	24,445,000	27,317,287

Hanger, Inc.
11/15/18	7.125%	2,695,000	2,785,956

Health Management Associates, Inc. Senior Unsecured(a)
01/15/20	7.375%	3,952,000	4,263,220

Healthsouth Corp.
02/15/20	8.125%	2,632,000	2,908,360

Hologic, Inc.(a)(g)
08/01/20	6.250%	2,571,000	2,718,833

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
11/01/18	10.500%	5,477,000	5,791,928

LifePoint Hospitals, Inc.(b)
10/01/20	6.625%	1,672,000	1,796,355

PSS World Medical, Inc.(a)
03/01/22	6.375%	1,008,000	1,053,360

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	7,437,000	8,013,367

STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,315,040

Tenet Healthcare Corp. Senior Unsecured
08/01/20	8.000%	4,645,000	4,877,250

Universal Hospital Services, Inc. Senior Secured(a)(g)
08/15/20	7.625%	2,222,000	2,266,440

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	11,335,000	11,845,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	3,960,000	4,118,400

Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/19	7.750%	2,077,000	2,160,080

Total			146,184,377

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	5,319,000	6,236,528

Home Construction 0.7%
KB Home
09/15/17	9.100%	1,020,000	1,106,700
09/15/22	7.500%	2,228,000	2,244,710

KB Home(b)
03/15/20	8.000%	2,395,000	2,508,763

Meritage Homes Corp.(a)
04/01/22	7.000%	2,634,000	2,739,360

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	3,593,000	3,907,388

Taylor Morrison Communities, Inc./Monarch(a)
04/15/20	7.750%	5,695,000	6,050,937

Total			18,557,858

Independent Energy 12.3%
Antero Resources Finance Corp.
12/01/17	9.375%	330,000	364,650
08/01/19	7.250%	1,379,000	1,465,188

Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	2,070,000	2,207,138

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	10,207,000	11,049,077

Chaparral Energy, Inc.
10/01/20	9.875%	2,475,000	2,802,938
09/01/21	8.250%	4,432,000	4,808,720

Chaparral Energy, Inc.(a)
11/15/22	7.625%	2,817,000	2,929,680

Chesapeake Energy Corp.(b)
08/15/20	6.625%	18,556,000	18,416,830
02/15/21	6.125%	9,470,000	9,256,925

Cimarex Energy Co.
05/01/22	5.875%	7,654,000	8,189,780

Comstock Resources, Inc.
06/15/20	9.500%	10,291,000	10,779,822

Concho Resources, Inc.
10/01/17	8.625%	4,332,000	4,786,860
01/15/21	7.000%	6,799,000	7,461,902
01/15/22	6.500%	970,000	1,037,900
10/01/22	5.500%	6,032,000	6,107,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Continental Resources, Inc.
10/01/19	8.250%	2,129,000	2,416,415
10/01/20	7.375%	1,563,000	1,766,190
04/01/21	7.125%	4,004,000	4,504,500

Continental Resources, Inc.(a)
09/15/22	5.000%	18,303,000	19,035,120

Denbury Resources, Inc.(b)
02/15/20	8.250%	3,901,000	4,388,625

EP Energy LLC/Finance, Inc.(a) Senior Secured
05/01/19	6.875%	7,134,000	7,615,545

EP Energy LLC/Finance, Inc.(a)(b) Senior Unsecured
05/01/20	9.375%	10,723,000	11,540,629

Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	23,378,000	24,897,570

Laredo Petroleum, Inc.
02/15/19	9.500%	11,671,000	13,188,230

Laredo Petroleum, Inc.(a)
05/01/22	7.375%	9,916,000	10,337,430

MEG Energy Corp.(a)
03/15/21	6.500%	6,360,000	6,598,500
01/30/23	6.375%	15,380,000	15,745,275

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	15,744,000	16,787,040

Oasis Petroleum, Inc.
02/01/19	7.250%	7,209,000	7,497,360
11/01/21	6.500%	10,737,000	10,817,527
01/15/23	6.875%	5,394,000	5,461,425

Petrohawk Energy Corp.
06/01/19	6.250%	1,372,000	1,532,638

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	20,593,000	23,270,090
10/01/22	5.375%	5,958,000	6,092,055

Range Resources Corp.
05/15/19	8.000%	639,000	707,693
08/01/20	6.750%	3,885,000	4,254,075
06/01/21	5.750%	7,170,000	7,618,125
08/15/22	5.000%	1,506,000	1,551,180

SM Energy Co. Senior Unsecured
11/15/21	6.500%	2,842,000	2,941,470

SM Energy Co.(a) Senior Unsecured
01/01/23	6.500%	2,889,000	2,946,780

WPX Energy, Inc. Senior Unsecured
01/15/22	6.000%	1,760,000	1,795,200

Whiting Petroleum Corp.
10/01/18	6.500%	340,000	364,650

Total			307,336,147

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lodging 0.2%
Choice Hotels International, Inc.
07/01/22	5.750%	2,686,000	2,860,590

Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
12/01/19	7.150%	993,000	1,181,670

Total			4,042,260

Media Cable 3.0%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	18,534,000	20,989,755
01/31/22	6.625%	1,644,000	1,787,850

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	7,261,000	8,513,523

CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	5,917,000	6,449,530

DISH DBS Corp.
09/01/19	7.875%	8,675,000	10,084,687
06/01/21	6.750%	16,503,000	18,050,156

DISH DBS Corp.(a)
07/15/22	5.875%	2,026,000	2,051,325

Quebecor Media, Inc.(a)(c)(e)
01/15/49	9.750%	1,885,000	75,777

Videotron Ltee(b)
07/15/22	5.000%	5,867,000	6,131,015

Virgin Media Finance PLC
02/15/22	5.250%	541,000	559,935

Total			74,693,553

Media Non-Cable 6.8%
AMC Networks, Inc.(b)
07/15/21	7.750%	17,616,000	19,972,140

Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	11,693,000	12,628,440

Clear Channel Worldwide Holdings, Inc.(a)
03/15/20	7.625%	17,166,000	16,436,445
03/15/20	7.625%	2,161,000	2,025,938

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	9,388,000	10,092,100

Intelsat Jackson Holdings SA
04/01/19	7.250%	5,390,000	5,760,563

Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	9,200,000	9,775,000

Lamar Media Corp.
04/15/18	7.875%	390,000	432,900

Lamar Media Corp.(a)(b)
02/01/22	5.875%	4,755,000	5,016,525

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	4,156,000	4,478,090

National CineMedia LLC(a) Senior Secured
04/15/22	6.000%	5,576,000	5,771,160

Nielsen Finance LLC/Co.
10/15/18	7.750%	7,667,000	8,625,375

Salem Communications Corp. Secured
12/15/16	9.625%	11,520,000	12,758,400

Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	13,011,000	14,377,155

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(c)(e)
07/01/15	9.300%	105,885	105,885

Univision Communications, Inc.(a) Senior Secured
05/15/19	6.875%	14,229,000	14,798,160
11/01/20	7.875%	12,209,000	13,078,891

XM Satellite Radio, Inc.(a)
11/01/18	7.625%	12,239,000	13,218,120

Ziff Davis Media, Inc.(c)(d)(e)
12/15/11	13.500%	753,352	19,662

Total			169,370,949

Metals 4.0%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	6,735,000	5,842,612
06/01/21	6.250%	648,000	557,280

Arch Coal, Inc.(b)
06/15/19	7.000%	4,099,000	3,576,378
06/15/21	7.250%	2,803,000	2,424,595

CONSOL Energy, Inc.
04/01/17	8.000%	4,862,000	5,141,565
04/01/20	8.250%	6,136,000	6,519,500

Calcipar SA Senior Secured(a)
05/01/18	6.875%	8,836,000	8,681,370

Compass Minerals International, Inc.
06/01/19	8.000%	1,300,000	1,407,250

FMG Resources August 2006 Proprietary Ltd.(a)
02/01/18	6.875%	1,708,000	1,725,080
11/01/19	8.250%	8,723,000	9,344,514

FMG Resources August 2006 Proprietary Ltd.(a)(b)
02/01/16	6.375%	4,118,000	4,138,590
Senior Unsecured
04/01/22	6.875%	5,613,000	5,598,967

Inmet Mining Corp. Senior Notes(a)
06/01/20	8.750%	13,329,000	13,129,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JMC Steel Group Senior Notes(a)
03/15/18	8.250%	8,366,000	8,386,915

Neenah Foundry Co. Secured PIK
07/29/15	15.000%	969,830	960,132

Peabody Energy Corp.(a)
11/15/18	6.000%	6,513,000	6,513,000

Peabody Energy Corp.(a)(b)
11/15/21	6.250%	7,467,000	7,373,662

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	7,176,000	7,265,700

Total			98,586,175

Non-Captive Consumer 1.2%
SLM Corp. Senior Notes
01/25/16	6.250%	5,528,000	5,859,680
Senior Unsecured
03/25/20	8.000%	8,584,000	9,635,540
01/25/22	7.250%	5,684,000	6,087,047

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	10,206,000	8,266,860

Total			29,849,127

Non-Captive Diversified 6.7%
AerCap Aviation Solutions BV(a)(b)
05/30/17	6.375%	6,254,000	6,332,175

Ally Financial, Inc.
02/15/17	5.500%	4,144,000	4,317,087
12/01/17	6.250%	7,875,000	8,514,844
03/15/20	8.000%	34,508,000	41,021,385
09/15/20	7.500%	9,393,000	10,954,586

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	6,714,000	7,065,975

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	7,375,000	8,149,375
Senior Unsecured
02/15/15	4.750%	5,301,000	5,519,666
02/15/19	5.500%	16,407,000	17,145,315

CIT Group, Inc.(b) Senior Unsecured
03/15/18	5.250%	13,326,000	14,108,902

CIT Group, Inc.(g) Senior Unsecured
08/15/17	4.250%	4,157,000	4,157,000
08/15/22	5.000%	3,325,000	3,325,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	4,189,000	4,874,949
09/01/17	8.875%	4,988,000	5,823,490
04/01/19	5.875%	7,771,000	8,080,107
12/15/20	8.250%	11,162,000	13,087,445
01/15/22	8.625%	4,638,000	5,579,825

Total			168,057,126

Oil Field Services 2.0%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	17,441,000	18,574,665

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	13,382,000	14,720,200

Offshore Group Investments Ltd.(a) Senior Secured
08/01/15	11.500%	8,800,000	9,680,000

Oil States International, Inc.
06/01/19	6.500%	7,362,000	7,748,505

Total			50,723,370

Other Industry 0.5%
Interline Brands, Inc.
11/15/18	7.000%	8,644,000	9,184,250

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	4,331,000	4,395,965

Total			13,580,215

Packaging 2.2%
Ardagh Packaging Finance PLC Senior Secured(a)
10/15/17	7.375%	8,140,000	8,730,150

Ball Corp.
03/15/22	5.000%	1,786,000	1,888,695

Greif, Inc. Senior Unsecured
02/01/17	6.750%	3,632,000	3,949,800
08/01/19	7.750%	5,079,000	5,790,060

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	2,230,000	2,363,800
Senior Secured
04/15/19	7.125%	8,925,000	9,482,813
08/15/19	7.875%	18,129,000	19,987,222

Reynolds Group Issuer, Inc./LLC(a)(b) Senior Secured
08/15/19	9.875%	2,063,000	2,186,780

Total			54,379,320

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Paper 0.2%
Cascades, Inc.
12/15/17	7.750%	3,968,000	4,106,880
01/15/20	7.875%	2,000,000	2,060,000

Total			6,166,880

Pharmaceuticals 1.3%
Endo Health Solutions, Inc.
01/15/22	7.250%	2,304,000	2,551,680

Grifols, Inc.
02/01/18	8.250%	6,513,000	7,131,735

Mylan, Inc.(a)
07/15/17	7.625%	3,215,000	3,586,734
11/15/18	6.000%	9,175,000	9,886,062

Pharmaceutical Product Development, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	1,987,000	2,208,054

Valeant Pharmaceuticals International, Inc.(a)
10/01/17	6.750%	3,500,000	3,727,500

Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	2,626,000	2,839,363

Total			31,931,128

Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(d)
12/01/37	8.300%	180,000	450

Lumbermens Mutual Casualty Co.(a)(d)
12/01/97	8.450%	4,600,000	11,500

Subordinated Notes
07/01/26	9.150%	9,865,000	24,663

Total			36,613

Retailers 1.5%
AutoNation, Inc.
02/01/20	5.500%	423,000	443,621

Limited Brands, Inc.
05/01/20	7.000%	2,000,000	2,222,500
04/01/21	6.625%	3,530,000	3,922,713
02/15/22	5.625%	6,718,000	7,037,105

QVC, Inc.(a) Senior Secured
10/01/19	7.500%	2,339,000	2,616,756
07/02/22	5.125%	1,716,000	1,788,396

Rite Aid Corp. Senior Secured(b)
08/15/20	8.000%	11,158,000	12,566,697

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	2,112,000	2,257,200

Sally Holdings LLC/Capital, Inc.(b)
11/15/19	6.875%	1,927,000	2,151,014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sonic Automotive, Inc.(a)
07/15/22	7.000%	1,866,000	1,956,968

Total			36,962,970

Technology 3.3%
Alliance Data Systems Corp.(a)(b)
04/01/20	6.375%	3,030,000	3,120,900

Amkor Technology, Inc.(b) Senior Unsecured
05/01/18	7.375%	2,092,000	2,159,990
06/01/21	6.625%	8,264,000	8,202,020

Anixter, Inc.
05/01/19	5.625%	1,739,000	1,804,213

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	5,399,000	5,857,915

CDW LLC/Finance Corp.
04/01/19	8.500%	5,593,000	5,928,580
Senior Secured
12/15/18	8.000%	17,821,000	19,380,337

Cardtronics, Inc.
09/01/18	8.250%	4,169,000	4,638,012

CommScope, Inc.(a)
01/15/19	8.250%	1,116,000	1,167,615

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	2,535,000	2,820,188

First Data Corp.
01/15/21	12.625%	2,450,000	2,474,500

First Data Corp.(a) Senior Secured
08/15/20	8.875%	1,800,000	1,971,000

First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	11,546,000	12,065,570

Interactive Data Corp.
08/01/18	10.250%	9,650,000	10,928,625

Total			82,519,465

Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,171,000	6,903,806

Hertz Corp. (The)
01/15/21	7.375%	2,800,000	3,020,500

Total			9,924,306

Wireless 5.0%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	14,637,000	15,515,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cricket Communications, Inc.(b)
10/15/20	7.750%	3,754,000	3,585,070

MetroPCS Wireless, Inc.
11/15/20	6.625%	2,171,000	2,192,710

MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	4,835,000	5,137,188

NII Capital Corp.
04/01/21	7.625%	8,100,000	6,196,500

Nextel Communications, Inc.
08/01/15	7.375%	4,370,000	4,402,775

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	13,751,000	14,472,927

Sprint Capital Corp.
11/15/28	6.875%	27,174,000	24,320,730

Sprint Nextel Corp.(a)
11/15/18	9.000%	23,916,000	27,921,930
Senior Unsecured
03/01/17	9.125%	2,100,000	2,336,250

Sprint Nextel Corp.(a)(b)
03/01/20	7.000%	3,161,000	3,445,490

Wind Acquisition Finance SA(a) Secured
07/15/17	11.750%	9,050,000	7,511,500
Senior Secured
02/15/18	7.250%	8,403,000	7,457,662

Total			124,495,952

Wirelines 6.3%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	28,042,000	30,944,599
03/15/22	5.800%	16,109,000	17,095,000

Frontier Communications Corp. Senior Unsecured
04/15/22	8.750%	2,346,000	2,510,220

Frontier Communications Corp.(b) Senior Unsecured
10/01/18	8.125%	7,000,000	7,630,000
04/15/20	8.500%	8,178,000	8,852,685

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	2,857,000	2,814,145

Level 3 Communications, Inc. Senior Unsecured(a)(g)
06/01/19	8.875%	1,244,000	1,265,770

Level 3 Financing, Inc.
04/01/19	9.375%	15,814,000	17,316,330
07/01/19	8.125%	2,904,000	3,056,460
07/15/20	8.625%	5,750,000	6,166,875

PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	13,528,000	14,644,060

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Qwest Communications International, Inc.
04/01/18	7.125%	600,000	638,250

Qwest Corp. Senior Unsecured
12/01/21	6.750%	23,376,000	27,267,099

Windstream Corp.
10/15/20	7.750%	5,885,000	6,267,525
06/01/22	7.500%	4,895,000	5,115,275

Zayo Group LLC/Inc. Senior Secured(a)
01/01/20	8.125%	5,530,000	5,847,975

Total			157,432,268

Total Corporate Bonds & Notes (Cost: $2,166,049,083)			2,271,993,940

Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(c)(d)(e)
06/12/15	4.750%	3,896,787	390

Total Convertible Bonds (Cost: $—)			390

Senior Loans 2.9%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive 0.1%
Schaeffler AG Tranche C2 Term Loan(f)(h)
02/21/17	6.000%	2,569,000	2,574,138

Electric —%
BHM Technologies LLC Term Loan(c)(d)(e)(f)(h)
10/12/26	8.500%	1,237,124	3,340

Food and Beverage 0.2%
Candy Intermediate Holdings, Inc. Term Loan(f)(h)
05/23/18	7.500%	5,916,000	5,914,166

Gaming 0.7%
Caesars Octavius LLC Tranche B Term Loan(f)(h)
04/25/17	9.250%	13,901,000	13,616,029

ROC Finance LLC Tranche B Term Loan(f)(h)
08/19/17	8.500%	2,477,000	2,483,193

Total			16,099,222

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Media Cable 0.2%
WideOpenWest Finance LLC Term Loan(f)(h)
07/17/18	6.250%	5,414,000	5,355,799

Media Non-Cable 0.6%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(f)(h)
03/18/19	7.500%	15,039,000	15,123,670

Property & Casualty 1.0%
Asurion LLC 1st Lien Term Loan(f)(h)
05/24/18	5.500%	11,898,000	11,858,380

Lonestar Intermediate Super Holdings LLC Term Loan(f)(h)
09/02/19	11.000%	11,555,000	12,248,300

Total			24,106,680

Wirelines 0.1%
Zayo Group LLC Term Loan(f)(h)
03/18/19	7.125%	2,690,000	2,718,595

Total Senior Loans
(Cost: $73,443,861)			71,895,610

Common Stocks 0.1%
Issuer		Shares	Value ($)
Consumer Discretionary —%
Media —%

Haights Cross Communications, Inc.(c)(e)(i)(j)		275,078	—

Ziff Davis Holdings, Inc.(c)(e)(j)		6,107	61

Total			61

Total Consumer Discretionary			61

Consumer Staples —%
Beverages —%

Cott Corp.(j)		7,100	59,853

Financials —%
Diversified Financial Services —%

Adelphia Recovery Trust(c)(e)(j)		1,410,902	14,109

Total Financials			14,109

Industrials —%
Airlines —%

Delta Air Lines, Inc.(j)		1,342	12,950

Common Stocks (continued)
Issuer	Shares	Value ($)

Building Products —%

BHM Technologies LLC(c)(e)(j)	115,119	1,151

Commercial Services & Supplies —%

Quad/Graphics, Inc.(b)	3,168	48,756

Total Industrials		62,857

Information Technology —%
Communications Equipment —%

Loral Space & Communications, Inc.(j)	101	7,267

Total Information Technology		7,267

Materials 0.1%
Metals & Mining 0.1%

Neenah Enterprises, Inc.(c)(e)(j)	162,528	1,194,581

Total Materials		1,194,581

Utilities —%
Independent Power Producers & Energy Traders —%

Calpine Corp. Escrow(c)(e)(i)(j)	23,187,000	—

Total Common Stocks
(Cost: $4,977,846)		1,338,728

Preferred Stocks —%
Industrials —%
Industrial Conglomerates —%

BHM Technologies LLC(c)(e)(j)	1,378	14

Total Preferred Stocks
(Cost: $74)		14

Warrants —%
Consumer Discretionary —%
Media —%
ION Media Networks, Inc.(c)(e)(j)	444	4

Total Warrants (Cost: $1,137,893)		4

Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.153%(k)(l)	140,378,285	140,378,285

Total Money Market Funds (Cost: $140,378,285)		140,378,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan 7.4%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 0.9%
Cancara Asset Securitisation LLC
08/07/12	0.255%	4,999,044	4,999,044

Gotham Funding Corp.
09/12/12	0.240%	4,998,200	4,998,200

Rhein-Main Securitisation Ltd.
08/28/12	0.500%	3,998,222	3,998,222

Royal Park Investments Funding Corp.
08/24/12	0.700%	4,996,889	4,996,889
08/27/12	0.700%	3,997,589	3,997,589

Total			22,989,944

Certificates of Deposit 2.5%
ABM AMRO Bank N.V.
09/21/12	0.560%	1,997,142	1,997,142

Credit Suisse
11/08/12	0.406%	3,000,000	3,000,000

DZ Bank AG
10/29/12	0.380%	5,000,000	5,000,000

Development Bank of Singapore Ltd.
08/20/12	0.250%	5,000,000	5,000,000

DnB NOR ASA
09/14/12	0.530%	5,000,000	5,000,000

Landeskreditbank Baden-Wuerttemberg - Foerderbank
08/20/12	0.260%	5,000,000	5,000,000

N.V. Bank Nederlandse Gemeenten
08/20/12	0.260%	4,000,000	4,000,000

National Australia Bank
08/16/12	0.349%	2,000,000	2,000,000

National Bank of Canada
11/09/12	0.306%	3,000,000	3,000,000

Norinchukin Bank
11/09/12	0.526%	5,000,000	5,000,000

Skandinaviska Enskilda Banken
10/31/12	0.350%	5,000,000	5,000,000

Sumitomo Mitsui Banking Corp.
09/05/12	0.350%	4,000,000	4,000,000
10/24/12	0.330%	5,000,000	5,000,000

Sumitomo Trust & Banking Co., Ltd.
08/29/12	0.350%	5,000,000	5,000,000

Union Bank of Switzerland
10/10/12	0.350%	5,000,000	5,000,000

Total			62,997,142

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Commercial Paper 0.8%
Caisse des Depots
08/31/12	0.360%	4,995,350	4,995,350

Erste Abwicklungsanstalt
08/23/12	0.390%	4,994,962	4,994,962

Macquarie Bank Ltd.
10/30/12	0.611%	4,992,206	4,992,206

Westpac Securities NZ Ltd.
08/27/12	0.491%	3,991,017	3,991,017

Total			18,973,535

Repurchase Agreements 3.2%
Citigroup Global Markets, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$11,000,058(m)	0.190%	11,000,000	11,000,000

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$45,000,250(m)	0.200%	45,000,000	45,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price
$10,000,056(m)	0.200%	10,000,000	10,000,000

Pershing LLC dated 07/31/12, matures 08/01/12, repurchase price
$12,000,107(m)	0.320%	12,000,000	12,000,000

UBS Securities LLC dated 07/31/12, matures 08/01/12, repurchase price
$1,821,265(m)	0.190%	1,821,255	1,821,255

Total			79,821,255

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $184,781,876)			184,781,876

Total Investments
(Cost: $2,570,768,918)			2,670,388,847

Other Assets & Liabilities, Net			(176,941,280)

Net Assets			2,493,447,567

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $741,648,827 or 29.74% of net assets.

(b)	At July 31, 2012, security was partially or fully on loan.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $1,418,057, representing 0.06% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Adelphia Recovery Trust

Common Stock	05/17/02 - 06/07/02	278,750

At Home Corp.

Subordinated Notes

06/12/15 4.750%	07/26/05	––

BHM Technologies LLC

Term Loan

10/12/26 8.500%	07/21/06 - 03/31/10	2,899,551

BHM Technologies LLC

Common Stock	07/21/06	6,216

BHM Technologies LLC

Preferred Stock	07/21/06	74

Calpine Corp. Escrow

Common Stock	09/29/11	––

Collins & Aikman Products Co.

Senior Subordinated Notes

08/15/12 12.875%	08/12/04 - 04/12/05	5,854,200

Haights Cross Communications, Inc.

Common Stock	01/15/04 - 02/03/06	3,131,160

ION Media Networks, Inc.

12/18/16 0.000%	12/19/05 - 03/12/11	1,137,893

Lear Corp. Escrow Bond

03/31/16 0.000%	11/20/06 - 07/24/08	––

Neenah Enterprises, Inc.

Common Stock	08/02/10	1,376,616

Quebecor Media, Inc.

01/15/49 9.750%	01/17/07	17,917

United Artist Theatre Circuit, Inc.

1995-A Pass-Through Certificates

07/01/15 9.300%	11/27/00 - 04/20/01	93,948

Ziff Davis Holdings, Inc.

Common Stock	07/01/08	61

Ziff Davis Media, Inc.

12/15/11 13.500%	07/01/08 - 04/15/11	551,540

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2012, the value of these securities amounted to $60,696, which represents less than 0.01% of net assets.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2012, the value of these securities amounted to $1,418,057, which represents 0.06% of net assets.

(f)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	Negligible market value.

(j)	Non-income producing.

(k)	The rate shown is the seven-day current annualized yield at July 31, 2012.

(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	88,348,769	999,138,460	(947,108,944)	—	140,378,285	169,721	140,378,285

(m)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	1,132,999

Fannie Mae REMICS	3,479,470

Fannie Mae-Aces	264,309

Freddie Mac Gold Pool	571,985

Freddie Mac Non Gold Pool	95,627

Freddie Mac REMICS	2,796,613

Ginnie Mae I Pool	136,116

Ginnie Mae II Pool	560,913

Government National Mortgage Association	2,181,968

Total market value of collateral securities	11,220,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Fannie Mae Pool	6,865,938

Fannie Mae REMICS	14,293,725

Federal National Mortgage Association	1,557,228

Freddie Mac Gold Pool	504,418

Freddie Mac Non Gold Pool	1,442,466

Freddie Mac REMICS	10,198,619

Ginnie Mae	307,632

Government National Mortgage Association	10,730,229

Total market value of collateral securities	45,900,255

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	6,899,677

Ginnie Mae II Pool	3,300,323

Total market value of collateral securities	10,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae Pool	2,358,280

Fannie Mae REMICS	1,538,599

Federal Farm Credit Banks	563,797

Federal Home Loan Banks	182,867

Freddie Mac Gold Pool	1,299,766

Freddie Mac Non Gold Pool	951,666

Freddie Mac REMICS	782,261

Ginnie Mae I Pool	696,688

Ginnie Mae II Pool	2,736,801

Government National Mortgage Association	564,679

United States Treasury Note/Bond	564,597

Total market value of collateral securities	12,240,001

Security Description	Value ($)
UBS Securities LLC (0.190%)
Ginnie Mae I Pool	1,481,844

Ginnie Mae II Pool	375,836

Total market value of collateral securities	1,857,680

Abbreviation Legend

PIK	Payment-in-Kind
REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	65,838,171	3,083	65,841,254

Electric	—	37,061,285	93,285	37,154,570

Media Cable	—	74,617,776	75,777	74,693,553

Media Non-Cable	—	169,245,401	125,548	169,370,949

All other industries	—	1,924,933,614	—	1,924,933,614

Convertible Bonds

Wirelines	—	—	390	390

Total Bonds	—	2,271,696,247	298,083	2,271,994,330

Equity Securities

Common Stocks

Consumer Discretionary	—	—	61	61

Consumer Staples	59,853	—	—	59,853

Financials	—	—	14,109	14,109

Industrials	61,706	—	1,151	62,857

Information Technology	7,267	—	—	7,267

Materials	—	—	1,194,581	1,194,581

Preferred Stocks

Industrials	—	—	14	14

Warrants

Consumer Discretionary	—	—	4	4

Total Equity Securities	128,826	—	1,209,920	1,338,746

Other

Senior Loans

Electric	—	—	3,340	3,340

All other industries	—	71,892,270	—	71,892,270

Money Market Funds	140,378,285	—	—	140,378,285

Investments of Cash Collateral Received for Securities on Loan	—	184,781,876	—	184,781,876

Total Other	140,378,285	256,674,146	3,340	397,055,771

Total	140,507,111	2,528,370,393	1,511,343	2,670,388,847

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Convertible Bonds ($)	Common Stocks ($)	Preferred Stocks ($)	Warrants ($)	Senior Loans ($)	Total ($)
Balance as of July 31, 2011	3,930,883	390	745,134	14	4	3,340	4,679,765

Accrued discounts/premiums	20,250	—	—	—	—	—	20,250

Realized gain (loss)	(107,314)	—	(62)	—	—	—	(107,376)

Change in unrealized appreciation (depreciation)(a)	(175,414)	—	464,830	—	—	—	289,416

Sales	(5,839,223)	—	—	—	—	—	(5,839,223)

Purchases	2,468,511	—	—	—	—	—	2,468,511

Balance as of July 31, 2012	297,693	390	1,209,902	14	4	3,340	1,511,343

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2012 was $414,147 which is comprised of Corporate Bonds & Notes of $(47,683) and Common Stocks of $464,830.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Income Opportunities Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,245,608,757)	$2,345,228,686

Affiliated issuers (identified cost $140,378,285)	140,378,285

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $104,960,621)	104,960,621

Repurchase agreements (identified cost $79,821,255)	79,821,255

Total investments (identified cost $2,570,768,918)	2,670,388,847

Receivable for:

Investments sold	13,621,706

Capital shares sold	11,250,442

Dividends	18,366

Interest	43,254,074

Reclaims	63,773

Prepaid expenses	19,299

Trustees’ deferred compensation plan	57,572

Total assets	2,738,674,079

Liabilities

Disbursements in excess of cash	14,534

Due upon return of securities on loan	184,781,876

Due to custodian	1,187,390

Payable for:

Investments purchased	4,933,140

Investments purchased on a delayed delivery basis	37,829,435

Capital shares purchased	4,042,723

Dividend distributions to shareholders	11,629,242

Investment management fees	37,745

Distribution fees	9,938

Transfer agent fees	465,412

Administration fees	4,266

Plan administration fees	3

Compensation of board members	115,171

Expense reimbursement due to Investment Manager	67

Other expenses	117,998

Trustees’ deferred compensation plan	57,572

Total liabilities	245,226,512

Net assets applicable to outstanding capital stock	$2,493,447,567

Represented by

Paid-in capital	$2,503,716,693

Undistributed net investment income	1,914,522

Accumulated net realized loss	(111,803,577)

Unrealized appreciation (depreciation) on:

Investments	99,619,929

Total — representing net assets applicable to outstanding capital stock	$2,493,447,567

* Value of securities on loan	$181,886,155

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Income Opportunities Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$907,545,772

Shares outstanding	92,827,238

Net asset value per share	$9.78

Maximum offering price per share(a)	$10.27

Class B

Net assets	$25,570,172

Shares outstanding	2,616,983

Net asset value per share	$9.77

Class C

Net assets	$132,634,233

Shares outstanding	13,578,159

Net asset value per share	$9.77

Class I

Net assets	$272,570,951

Shares outstanding	27,850,629

Net asset value per share	$9.79

Class R

Net assets	$1,023,376

Shares outstanding	104,647

Net asset value per share	$9.78

Class R4

Net assets	$485,058

Shares outstanding	49,458

Net asset value per share	$9.81

Class W

Net assets	$33,072

Shares outstanding	3,384

Net asset value per share	$9.77

Class Y

Net assets	$13,183,478

Shares outstanding	1,346,314

Net asset value per share	$9.79

Class Z

Net assets	$1,140,401,455

Shares outstanding	116,363,257

Net asset value per share	$9.80

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Income Opportunities Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income
Income:
Dividends	$4,124
Interest	147,266,975
Dividends from affiliates	169,721
Income from securities lending — net	618,162
Foreign taxes withheld	(141,656)

Total income	147,917,326

Expenses:
Investment management fees	12,015,544
Distribution fees
Class A	2,021,682
Class B	324,449
Class C	1,203,866
Class R	1,233
Class W	41
Transfer agent fees
Class A	1,598,035
Class B	64,103
Class C	236,664
Class R	500
Class R4	182
Class W	34
Class Y	1
Class Z	1,814,235
Administration fees	1,362,239
Plan administration fees
Class R4	1,113
Compensation of board members	31,351
Custodian fees	43,501
Printing and postage fees	144,758
Registration fees	182,532
Professional fees	78,171
Other	43,131

Total expenses	21,167,365
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,347,472)
Fees waived by Distributor — Class C	(249,875)
Expense reductions	(3,925)

Total net expenses	19,566,093

Net investment income	128,351,233

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,827,722

Net realized gain	5,827,722
Net change in unrealized appreciation (depreciation) on:
Investments	45,918,270

Net change in unrealized appreciation	45,918,270

Net realized and unrealized gain	51,745,992

Net increase in net assets resulting from operations	$180,097,225

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011(a)
Operations

Net investment income	$128,351,233	$82,956,485

Net realized gain	5,827,722	73,148,188

Net change in unrealized appreciation (depreciation)	45,918,270	(27,378,101)

Net increase in net assets resulting from operations	180,097,225	128,726,572

Distributions to shareholders from:

Net investment income

Class A	(47,132,477)	(40,274,280)

Class B	(1,659,327)	(2,207,477)

Class C	(6,380,010)	(4,847,777)

Class I	(13,791,563)	(13,844,734)

Class R	(13,456)	(160)

Class R4	(26,404)	(23,520)

Class R5	—	(28)

Class W	(938)	(133)

Class Y	(718,957)	(312,285)

Class Z	(57,412,939)	(22,541,034)

Net realized gains

Class A	(15,240,976)	(23,083,141)

Class B	(674,268)	(1,319,749)

Class C	(2,311,082)	(2,888,562)

Class I	(3,764,961)	(8,458,223)

Class R	(551)	(113)

Class R4	(9,100)	(16,621)

Class W	(49)	(113)

Class Y	(208,517)	—

Class Z	(16,027,146)	(31,650)

Total distributions to shareholders	(165,372,721)	(119,849,600)

Increase (decrease) in net assets from share transactions	453,267,279	1,244,888,097

Proceeds from regulatory settlements (Note 6)	5,588	—

Total increase in net assets	467,997,371	1,253,765,069

Net assets at beginning of year	2,025,450,196	771,685,127

Net assets at end of year	$2,493,447,567	$2,025,450,196

Undistributed (excess of distributions over) net investment income	$1,914,522	$(253,753)

(a)	Class R, Class W and Class Z are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	41,353,308	391,348,112	29,408,457	286,621,310

Fund merger	—	—	21,077,630	204,981,052

Distributions reinvested	5,102,643	47,868,897	4,911,353	47,283,998

Redemptions	(32,238,583)	(304,559,454)	(28,087,739)	(274,214,475)

Net increase	14,217,368	134,657,555	27,309,701	264,671,885

Class B shares

Subscriptions	345,743	3,252,802	455,741	4,425,953

Fund merger	—	—	3,648,140	35,450,437

Distributions reinvested	175,790	1,642,217	267,593	2,573,901

Redemptions(b)	(1,976,125)	(18,696,458)	(3,288,974)	(32,053,168)

Net increase (decrease)	(1,454,592)	(13,801,439)	1,082,500	10,397,123

Class C shares

Subscriptions	3,955,241	37,301,969	1,964,406	19,143,097

Fund merger	—	—	5,468,272	53,154,614

Distributions reinvested	667,570	6,249,281	552,960	5,318,003

Redemptions	(3,166,814)	(29,867,979)	(2,087,698)	(20,381,534)

Net increase	1,455,997	13,683,271	5,897,940	57,234,180

Class I shares

Subscriptions	14,844,881	141,088,976	11,179,597	108,886,507

Distributions reinvested	1,865,084	17,535,624	2,339,726	22,571,035

Redemptions	(10,253,611)	(96,578,939)	(10,919,111)	(106,302,045)

Net increase	6,456,354	62,045,661	2,600,212	25,155,497

Class R shares

Subscriptions	103,989	991,767	396	3,879

Distributions reinvested	1,437	13,822	3	32

Redemptions	(1,178)	(11,261)	—	—

Net increase	104,248	994,328	399	3,911

Class R4 shares

Subscriptions	12,350	115,809	14,083	138,019

Distributions reinvested	3,712	34,880	4,082	39,415

Redemptions	(3,270)	(31,498)	(22,874)	(224,273)

Net increase (decrease)	12,792	119,191	(4,709)	(46,839)

Class R5 shares

Redemptions	—	—	(521)	(5,036)

Net (decrease)	—	—	(521)	(5,036)

Class W shares

Subscriptions	3,049	29,117	254	2,500

Distributions reinvested	83	796	—	—

Redemptions	(2)	(21)	—	—

Net increase	3,130	29,892	254	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y shares

Subscriptions	326,389	3,125,796	8,324	81,397

Fund merger	—	—	1,339,005	13,036,558

Distributions reinvested	92	859	6,059	59,485

Redemptions	(50,542)	(490,795)	(283,013)	(2,762,643)

Net increase	275,939	2,635,860	1,070,375	10,414,797

Class Z shares

Subscriptions	68,201,799	649,692,434	12,400,773	119,501,190

Fund merger	—	—	104,708,400	1,021,900,505

Distributions reinvested	2,290,820	21,526,599	720,133	7,043,829

Redemptions	(44,078,741)	(418,316,073)	(27,879,927)	(271,385,445)

Net increase	26,413,878	252,902,960	89,949,379	877,060,079

Total net increase	47,485,114	453,267,279	127,905,530	1,244,888,097

(a)	Class R, Class W and Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.76		$9.72	$9.00	$9.34	$9.99

Income from investment operations:

Net investment income	0.56		0.62	0.73	0.75	0.69

Net realized and unrealized gain (loss)	0.21		0.51	0.73	(0.39)	(0.54)

Total from investment operations	0.77		1.13	1.46	0.36	0.15

Less distributions to shareholders:

Net investment income	(0.56)		(0.64)	(0.74)	(0.70)	(0.66)

Net realized gains	(0.19)		(0.45)	—	—	(0.14)

Total distributions to shareholders	(0.75)		(1.09)	(0.74)	(0.70)	(0.80)

Proceeds from regulatory settlements	0.00	(a)	—	—	—	—

Net asset value, end of period	$9.78		$9.76	$9.72	$9.00	$9.34

Total return	8.51%		12.19%	16.76%	5.24%	1.30%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.10%		1.07%	1.11%	1.19%	1.16%

Net expenses after fees waived or expenses reimbursed(c)	1.02%	(d)	1.07%	1.11%	1.19%	1.16%

Net investment income	5.89%	(d)	6.41%	7.77%	9.15%	7.00%

Supplemental data

Net assets, end of period (in thousands)	$907,546		$767,359	$498,803	$402,064	$138,240

Portfolio turnover	55%		84%	86%	81%	75%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.76		$9.72	$9.00	$9.34	$9.98

Income from investment operations:

Net investment income	0.49		0.55	0.66	0.68	0.61

Net realized and unrealized gain (loss)	0.20		0.51	0.73	(0.38)	(0.53)

Total from investment operations	0.69		1.06	1.39	0.30	0.08

Less distributions to shareholders:

Net investment income	(0.49)		(0.57)	(0.67)	(0.64)	(0.58)

Net realized gains	(0.19)		(0.45)	—	—	(0.14)

Total distributions to shareholders	(0.68)		(1.02)	(0.67)	(0.64)	(0.72)

Proceeds from regulatory settlements	0.00	(a)	—	—	—	—

Net asset value, end of period	$9.77		$9.76	$9.72	$9.00	$9.34

Total return	7.59%		11.35%	15.88%	4.44%	0.64%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.85%		1.81%	1.87%	1.96%	1.92%

Net expenses after fees waived or expenses reimbursed(c)	1.77%	(d)	1.81%	1.87%	1.96%	1.92%

Net investment income	5.17%	(d)	5.61%	7.01%	8.29%	6.22%

Supplemental data

Net assets, end of period (in thousands)	$25,570		$39,725	$29,051	$34,052	$25,890

Portfolio turnover	55%		84%	86%	81%	75%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.76		$9.72	$9.00	$9.34	$9.98

Income from investment operations:

Net investment income	0.51		0.55	0.65	0.68	0.61

Net realized and unrealized gain (loss)	0.20		0.51	0.74	(0.38)	(0.53)

Total from investment operations	0.71		1.06	1.39	0.30	0.08

Less distributions to shareholders:

Net investment income	(0.51)		(0.57)	(0.67)	(0.64)	(0.58)

Net realized gains	(0.19)		(0.45)	—	—	(0.14)

Total distributions to shareholders	(0.70)		(1.02)	(0.67)	(0.64)	(0.72)

Proceeds from regulatory settlements	0.00	(a)	—	—	—	—

Net asset value, end of period	$9.77		$9.76	$9.72	$9.00	$9.34

Total return	7.83%		11.36%	15.89%	4.43%	0.64%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.85%		1.81%	1.86%	1.91%	1.92%

Net expenses after fees waived or expenses reimbursed(c)	1.57%	(d)	1.81%	1.86%	1.91%	1.92%

Net investment income	5.35%	(d)	5.63%	6.98%	8.36%	6.26%

Supplemental data

Net assets, end of period (in thousands)	$132,634		$118,257	$60,482	$35,123	$3,873

Portfolio turnover	55%		84%	86%	81%	75%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.77		$9.73	$9.01	$9.35	$10.00

Income from investment operations:

Net investment income	0.60		0.66	0.77	0.78	0.73

Net realized and unrealized gain (loss)	0.21		0.51	0.73	(0.38)	(0.54)

Total from investment operations	0.81		1.17	1.50	0.40	0.19

Less distributions to shareholders:

Net investment income	(0.60)		(0.68)	(0.78)	(0.74)	(0.70)

Net realized gains	(0.19)		(0.45)	—	—	(0.14)

Total distributions to shareholders	(0.79)		(1.13)	(0.78)	(0.74)	(0.84)

Proceeds from regulatory settlements	0.00	(a)	—	—	—	—

Net asset value, end of period	$9.79		$9.77	$9.73	$9.01	$9.35

Total return	8.92%		12.59%	17.19%	5.70%	1.72%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.65%		0.70%	0.72%	0.78%	0.75%

Net expenses after fees waived or expenses reimbursed(c)	0.65%		0.70%	0.72%	0.78%	0.75%

Net investment income	6.25%		6.81%	8.16%	9.63%	7.42%

Supplemental data

Net assets, end of period (in thousands)	$272,571		$209,065	$182,941	$158,288	$68,474

Portfolio turnover	55%		84%	86%	81%	75%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.76		$9.85

Income from investment operations:

Net investment income	0.52		0.49

Net realized and unrealized gain	0.23		0.37

Total from investment operations	0.75		0.86

Less distributions to shareholders:

Net investment income	(0.54)		(0.50)

Net realized gains	(0.19)		(0.45)

Total distributions to shareholders	(0.73)		(0.95)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$9.78		$9.76

Total return	8.27%		9.21%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.37%		1.32%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.29%	(f)	1.32%	(d)

Net investment income	5.49%	(f)	6.05%	(d)

Supplemental data

Net assets, end of period (in thousands)	$1,023		$4

Portfolio turnover	55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.79	$9.75	$9.03	$9.37	$9.99

Income from investment operations:

Net investment income	0.57	0.64	0.74	0.76	0.73

Net realized and unrealized gain (loss)	0.21	0.51	0.73	(0.37)	(0.53)

Total from investment operations	0.78	1.15	1.47	0.39	0.20

Less distributions to shareholders:

Net investment income	(0.57)	(0.66)	(0.75)	(0.73)	(0.68)

Net realized gains	(0.19)	(0.45)	—	—	(0.14)

Total distributions to shareholders	(0.76)	(1.11)	(0.75)	(0.73)	(0.82)

Proceeds from regulatory settlements	0.00(a)	—	—	—	—

Net asset value, end of period	$9.81	$9.79	$9.75	$9.03	$9.37

Total return	8.59%	12.28%	16.82%	5.61%	1.90%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.94%	0.99%	1.03%	1.08%	1.05%

Net expenses after fees waived or expenses reimbursed(c)	0.94%	0.99%	1.03%	0.88%	0.76%

Net investment income	5.98%	6.58%	7.84%	9.28%	7.42%

Supplemental data

Net assets, end of period (in thousands)	$485	$359	$404	$253	$143

Portfolio turnover	55%	84%	86%	81%	75%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.76		$9.85

Income from investment operations:

Net investment income	0.55		0.52

Net realized and unrealized gain	0.21		0.36

Total from investment operations	0.76		0.88

Less distributions to shareholders:

Net investment income	(0.56)		(0.52)

Net realized gains	(0.19)		(0.45)

Total distributions to shareholders	(0.75)		(0.97)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$9.77		$9.76

Total return	8.43%		9.45%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.11%		1.02%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.04%	(f)	1.02%	(d)

Net investment income	5.78%	(f)	6.38%	(d)

Supplemental data

Net assets, end of period (in thousands)	$33		$2

Portfolio turnover	55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Y	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.78	$9.76

Income from investment operations

Net investment income	0.60	0.25

Net realized and unrealized gain	0.20	0.02

Total from investment operations	0.80	0.27

Less distributions to shareholders:

Net investment income	(0.60)	(0.25)

Net realized gains	(0.19)	—

Total distributions to shareholders	(0.79)	(0.25)

Proceeds from regulatory settlements	0.00(b)	—

Net asset value, end of period	$9.79	$9.78

Total return	8.81%	2.81%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.65%	0.66%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.65%	0.66%	(d)

Net investment income	6.26%	6.46%	(d)

Supplemental data

Net assets, end of period (in thousands)	$13,183	$10,464

Portfolio turnover	55%	84%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.79		$9.86

Income from investment operations:

Net investment income	0.58		0.52

Net realized and unrealized gain	0.21		0.40

Total from investment operations	0.79		0.92

Less distributions to shareholders:

Net investment income	(0.59)		(0.54)

Net realized gains	(0.19)		(0.45)

Total distributions to shareholders	(0.78)		(0.99)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$9.80		$9.79

Total return	8.67%		9.89%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.84%		0.76%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.77%	(f)	0.76%	(d)

Net investment income	6.13%	(f)	6.35%	(d)

Supplemental data

Net assets, end of period (in thousands)	$1,140,401		$880,214

Portfolio turnover	55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia Income Opportunities Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

Annual Report 2012	37

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

38	Annual Report 2012

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement

Annual Report 2012	39

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.56% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $8,471.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets.

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.04
Class W	0.21
Class Z	0.19

40	Annual Report 2012

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2012, these minimum account balance fees reduced total expenses by $3,925.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,217,000 and $332,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

$1,099,491 for Class A, $15,731 for Class B and $6,677 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.04%
Class B	1.79
Class C	1.79
Class I	0.71
Class R	1.29
Class R4	1.01
Class W	1.04
Class Y	0.79
Class Z	0.79

Prior to October 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.80
Class R	1.40
Class R4	1.10
Class W	1.15
Class Y	0.90
Class Z	0.90

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to

Annual Report 2012	41

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.70
Class R	1.33
Class R4	1.00
Class W	1.08
Class Y	0.70
Class Z	0.83

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post October losses and interest on bonds. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$953,113
Accumulated net realized loss	8,700
Paid-in capital	(961,813)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended July 31, 2012 ($)	Year ended July 31, 2011 ($)
Ordinary income	127,136,783	110,204,704
Long-term capital gains	38,235,938	9,644,896
Total	165,372,721	119,849,600

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$13,835,504
Accumulated realized loss	(112,006,416)
Unrealized appreciation	99,531,028

At July 31, 2012, the cost of investments for federal income tax purposes was $2,570,677,043 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$123,769,182
Unrealized depreciation	(24,057,378)
Net unrealized appreciation	$99,711,804

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	26,302,163
2017	82,074,123
Total	108,376,286

The Fund acquired $136,691,965 of capital loss carryforward in connection with the Columbia High Income Fund and Columbia Conservative High Yield Fund mergers (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended July 31, 2012, $9,442,825 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable

42	Annual Report 2012

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

year. As of July 31, 2012, the Fund will elect to treat post-October capital losses of $3,630,130 as arising on August 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,464,780,127 and $1,110,095,334, respectively, for the year ended July 31, 2012.

Note 6. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $5,588 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned. At July 31, 2012, securities valued at $181,886,155 were on loan, secured by cash collateral of $184,781,876 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At July 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 54.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 12.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit

Annual Report 2012	43

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended July 31, 2012.

Note 11. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia High Income Fund and Columbia Conservative High Yield Fund, each a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $849,823,636 and the combined net assets immediately after the acquisition were $2,178,346,802.

The merger was accomplished by a tax-free exchange of 94,313,458 shares of Columbia High Income Fund valued at $767,725,811 (including $4,912,535 of unrealized appreciation) and 70,056,085 shares of Columbia Conservative High Yield Fund valued at $560,797,355 (including $29,195,943 of unrealized appreciation).

In exchange for Columbia High Income Fund and Columbia Conservative High Yield Fund shares, the Fund issued the following number of shares:

Shares
Class A	21,077,630
Class B	3,648,140
Class C	5,468,272
Class Y	1,339,005
Class Z	104,708,400

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia High Income Fund and Columbia Conservative High Yield Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia High Income Fund and Columbia Conservative High Yield Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on August 1, 2010, the Fund’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended July 31, 2011 would have been approximately $138.4 million, $148.4 million, $(49.2) million and $237.6 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

44	Annual Report 2012

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2012

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	45

Columbia Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

46	Annual Report 2012

Columbia Income Opportunities Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	47

Columbia Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.90%

Capital gain distribution — the Fund designates $38,235,938 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

48	Annual Report 2012

Columbia Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

Annual Report 2012	49

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

50	Annual Report 2012

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	51

Columbia Income Opportunities Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

52	Annual Report 2012

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	53

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

54	Annual Report 2012

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	55

Columbia Income Opportunities Fund

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56	Annual Report 2012

Columbia Income Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6266 M (9/12)

Annual Report July 31, 2012

Columbia Inflation Protected Securities Fund

Columbia Inflation Protected Securities Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Inflation Protected Securities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Inflation Protected Securities Fund

Performance Overview

Performance Summary

>	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned 9.44% (excluding sales charges) for the 12-month period ended July 31, 2012.

>	The Fund underperformed its benchmark, the Barclays U.S. Government Inflation-Linked Bond Index, which returned 10.06% for the same period.

>	Duration positioning primarily accounted for the small performance difference between the Fund and its benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	03/04/04
Excluding sales charges		9.44	7.42	5.54
Including sales charges		6.17	6.77	5.16
Class B	03/04/04
Excluding sales charges		8.61	6.61	4.74
Including sales charges		3.61	6.30	4.74
Class C	03/04/04
Excluding sales charges		8.57	6.60	4.73
Including sales charges		7.57	6.60	4.73
Class I	03/04/04	9.91	7.83	5.90
Class R*	08/03/09	9.14	7.08	5.23
Class R4	03/04/04	9.58	7.64	5.68
Class W*	12/01/06	9.43	7.36	5.49
Class Z*	09/27/10	9.73	7.53	5.60
Barclays U.S. Government Inflation-Linked Bond Index		10.06	8.50	6.45

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended performance for more information.

The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Inflation Protected Securities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 4, 2004 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance

Portfolio Management

Orhan Imer, PhD, CFA

Effective May 1, 2012, Orhan Imer assumed portfolio management responsibilities for the Fund.

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares gained 9.44% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. Government Inflation Linked Index (Barclays Index), which rose 10.06%. Duration positioning primarily accounted for the small performance difference between the Fund and its benchmark.

TIPS Yields Rallied

The Fund had its most significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. On an absolute basis, this helped performance, as overall U.S. inflation accruing to the Fund during the reporting period came in at an annualized rate of 1.4%. Furthermore, yields on TIPS generally moved sharply lower, which provided positive price return for the sector. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Yields on TIPS rallied on lower expectations for U.S. economic growth and on the Federal Reserve Board’s (the Fed’s) “Operation Twist” monetary easing program, whereby the Fed extended the maturity of its U.S. Treasury holdings by purchasing longer maturity securities, including TIPS.

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. It is overall inflation, not core inflation, that accrues to the benefit of investors and to which the principal and interest of TIPS are tied. Overall inflation takes into consideration food and energy as a component of the cost of living. Overall inflation, after peaking at nearly 3.9% in September 2011, fell sharply to 1.4% for the 12 months ended July 31, 2012, and that inflation got passed through to the assets in the Fund. This overall inflation rate was lower than the expectations held at the beginning of the reporting period. The main drivers of overall inflation were the slowdown in the U.S. economy and the sharp drop in energy and commodity prices. Core inflation, a measure closely monitored by the Fed, excludes food and energy. Core inflation was more stable, in line with expectations, registering an annualized rate of 2.1% for the reporting period.

Duration Positioning Detracted from Relative Results

Relative to the Barclays Index, the Fund’s duration positioning detracted from results for the reporting period overall. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The Fund had a shorter duration position than the Barclays Index through the end of April 2012, which hurt as TIPS yields rallied across the spectrum of maturities. During May 2012, we shifted the Fund’s duration to a neutral position relative to the Barclays Index and maintained this duration stance through the end of July 2012. The Fund’s neutral duration positioning since May neither helped nor hurt its relative performance.

Tactical Asset Allocation Boosted Fund Performance

Contributing positively to Fund performance was tactical asset allocation to other fixed income sectors we believed presented attractive relative value opportunities. Allocations to investment grade corporate bonds, high quality commercial mortgage-backed securities and foreign bonds boosted returns.

Through May 1, 2012, the Fund had a modest exposure to non-U.S. dollar-denominated nominal, or non-inflation linked, bonds of investment grade countries

4	Annual Report 2012

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance (continued)

with what we considered to have attractive yields, including Mexico and Australia. Currency exposures of these positions were fully hedged through mid-June. During June, the Fund sold out of its Mexican nominal bonds and added to its global inflation-linked bond exposures via small allocations to Turkey and Mexico. The Fund’s currency exposure was actively managed throughout the reporting period, adding value.

Further buoying the Fund’s relative results was its lesser exposure to TIPS compared to the Barclays Index and its position in nominal U.S. Treasuries, taken based on our view of relative value between nominal and inflation-linked U.S. Treasuries. This strategy proved effective, as nominal U.S. Treasuries outperformed similar maturity TIPS as breakeven spreads narrowed during the reporting period. (A breakeven spread is the spread between the yield of a nominal U.S. Treasury security and the yield of the closest maturity inflation-protected U.S. Treasury security. Breakeven spreads usually reflect the market’s outlook for inflation.) Nominal yields rallied even more than TIPS yields across the spectrum of maturities. In addition to Fed policy actions, the rally in nominal yields was driven by the safe haven trade, wherein investors flocked to U.S. Treasuries as concerns heightened regarding the eurozone sovereign debt crisis and slowing global economic growth. Since May 1, 2012, the Fund has eliminated most of its exposure to nominal U.S. Treasuries.

Finally, yield curve positioning contributed positively to the Fund’s results. The Fund was positioned for a flattening of the TIPS yield curve, which helped as the differential in yields between 30-year and five-year TIPS declined from 2.10% on July 31, 2011 to 1.55% on July 31, 2012. Yields on longer maturity TIPS declined more than those on shorter maturity TIPS.

New Fund Manager made Key Portfolio Changes

Since the portfolio management change, effective May 1, 2012, the Fund’s duration positioning was aligned closer to the Barclays Index. Also, the Fund’s non-inflation linked bond allocations were re-positioned to sectors we believed offered the best relative value opportunities versus TIPS. Additionally, the Fund’s exposure to drivers of global inflation was re-aligned through tactical allocations to non-U.S. inflation-linked securities.

Looking Ahead

Over the coming months, we expect overall inflation to inch higher with commodity, energy and food price inflation being primary drivers. We also currently expect a gradual softening of the U.S. dollar with a waning demand for U.S. dollar-based assets by overseas investors. This may, in our view, contribute to an increase in the prices of imported goods. Core inflation, on the other hand, should be contained, we believe, by continuing slack in global capacity and resource utilization, coupled with businesses having little pricing power should the global economy continue its recovery as we anticipate.

Given these conditions, we currently expect to see a gradual move to higher interest rates over the next year or so and a steepening of the TIPS yield curve, meaning yields on longer-term maturities would be higher than yields on shorter-term maturities. As such, we currently intend to position the Fund to take advantage of such market conditions. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio’s holdings and duration stance if necessary.

Portfolio Breakdown (%) (at July 31, 2012)
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	4.1
Corporate Bonds & Notes	6.2
Foreign Government Obligations	1.0
Inflation-Indexed Bonds	84.8
Residential Mortgage-Backed Securities — Non-Agency	2.5
Other (a)	1.3

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at July 31, 2012)
AAA rating	88.5
AA rating	0.2
A rating	4.8
BBB rating	5.1
B rating	0.1
Not rated	1.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Inflation Protected Securities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.00	1,020.64	4.31	4.27	0.85
Class B	1,000.00	1,000.00	1,034.90	1,016.76	8.25	8.17	1.63
Class C	1,000.00	1,000.00	1,034.20	1,016.91	8.09	8.02	1.60
Class I	1,000.00	1,000.00	1,040.40	1,022.87	2.03	2.01	0.40
Class R	1,000.00	1,000.00	1,036.40	1,019.39	5.57	5.52	1.10
Class R4	1,000.00	1,000.00	1,039.60	1,021.33	3.60	3.57	0.71
Class W	1,000.00	1,000.00	1,037.90	1,020.64	4.31	4.27	0.85
Class Z	1,000.00	1,000.00	1,039.30	1,021.88	3.04	3.02	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Inflation Protected Securities Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 6.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
L-3 Communications Corp.
02/15/21	4.950%	500,000	551,527

Automotive 0.1%
Daimler Finance North America LLC(a)(b)
07/31/19	2.250%	250,000	248,396

Banking 1.2%
American Express Credit Corp. Senior Unsecured(c)
06/12/15	1.568%	500,000	507,752

Associates Corp. of North America Senior Unsecured
11/01/18	6.950%	500,000	575,772

Bank of America Corp. Senior Unsecured
09/01/17	6.000%	1,000,000	1,115,497

Citigroup, Inc. Senior Unsecured
12/15/15	4.587%	250,000	265,990
11/21/17	6.125%	200,000	228,436
05/15/18	6.125%	250,000	285,522

Goldman Sachs Group, Inc. (The) Senior Notes
05/03/15	3.300%	250,000	254,342
Senior Unsecured
09/01/17	6.250%	250,000	282,131
04/01/18	6.150%	500,000	561,018

JPMorgan Chase & Co. Senior Unsecured
01/15/18	6.000%	750,000	887,698

Macquarie Bank Ltd. Senior Unsecured(a)
02/22/17	5.000%	500,000	518,148

Morgan Stanley Senior Unsecured
08/28/17	6.250%	250,000	263,865
04/01/18	6.625%	250,000	267,545

Total			6,013,716

Diversified Manufacturing —%
United Technologies Corp. Senior Unsecured(c)
06/01/15	0.967%	190,000	192,189

Electric 0.6%
CenterPoint Energy Houston Electric LLC
01/15/14	5.750%	1,200,000	1,289,647

DTE Energy Co. Senior Unsecured
05/15/14	7.625%	705,000	785,077

FirstEnergy Solutions Corp.
08/15/21	6.050%	750,000	836,086

Total			2,910,810

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Environmental —%
Waste Management, Inc.
03/11/15	6.375%	170,000	192,077

Food and Beverage 0.3%
Kraft Foods Group, Inc.(a)
08/23/18	6.125%	800,000	981,446

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	475,000	494,833

Total			1,476,279

Gas Pipelines 0.3%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	420,000	486,791

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	250,000	272,699

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
06/15/18	6.050%	625,000	743,586

Total			1,503,076

Health Care 0.3%
Express Scripts Holding Co.
05/15/16	3.125%	1,200,000	1,270,216

Independent Energy 0.4%
Encana Corp. Senior Unsecured
12/01/17	5.900%	375,000	432,812

Nexen, Inc. Senior Unsecured
07/30/39	7.500%	375,000	524,408

Woodside Finance Ltd.(a)
11/10/14	4.500%	600,000	634,212
05/10/21	4.600%	150,000	163,662

Total			1,755,094

Life Insurance 0.5%
Hartford Financial Services Group, Inc. Senior Unsecured
03/15/18	6.300%	1,100,000	1,224,509

MetLife, Inc. Senior Unsecured
08/15/18	6.817%	500,000	618,698

Prudential Financial, Inc. Senior Unsecured
06/15/17	6.100%	750,000	869,355

Total			2,712,562

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Media Cable 0.4%
Comcast Corp.
02/15/18	5.875%	850,000	1,021,861

Time Warner Cable, Inc.
07/01/18	6.750%	820,000	1,031,059

Total			2,052,920

Media Non-Cable 0.2%
BSKYB Finance UK PLC(a)
10/15/15	5.625%	1,000,000	1,120,384

Metals 0.3%
Alcoa, Inc. Senior Unsecured
07/15/18	6.750%	500,000	567,990

ArcelorMittal Senior Unsecured
06/01/18	6.125%	625,000	646,113
02/25/22	6.250%	125,000	125,529

Total			1,339,632

Non-Captive Consumer —%
HSBC Finance Corp. Senior Unsecured(c)
06/01/16	0.897%	250,000	233,858

Non-Captive Diversified 0.3%
General Electric Capital Corp. Senior Unsecured
05/01/18	5.625%	1,250,000	1,476,319

General Electric Capital Corp.(c) Senior Unsecured
07/02/15	1.491%	125,000	125,473

Total			1,601,792

Oil Field Services 0.1%
Weatherford International Ltd.
03/15/18	6.000%	500,000	574,283

Railroads 0.1%
Canadian Pacific Railway Co. Senior Unsecured
05/15/18	6.500%	500,000	605,938

Retailers 0.1%
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	250,000	298,950

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Supermarkets —%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	125,000	128,870

Technology 0.4%
Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	500,000	498,875
12/09/21	4.650%	500,000	525,519

Xerox Corp. Senior Unsecured
05/15/18	6.350%	500,000	581,464
05/15/21	4.500%	250,000	260,674

Total			1,866,532

Wireless 0.2%
Rogers Communications, Inc.
08/15/18	6.800%	900,000	1,129,719

Wirelines 0.3%
BellSouth Corp. Senior Unsecured
11/15/34	6.000%	150,000	174,003

CenturyLink, Inc. Senior Unsecured
04/01/17	6.000%	750,000	814,924

Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	300,000	385,396

Total			1,374,323

Total Corporate Bonds & Notes (Cost: $30,211,379)			31,153,143

Residential Mortgage-Backed Securities — Non-Agency 2.4%
Castle Peak Loan Trust CMO Series 2011-1 Class 22A1(a)(d)
05/25/52	6.250%	1,572,460	1,566,957

Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(d)
04/25/33	5.500%	773,833	799,801

JPMorgan Mortgage Trust CMO Series 2007-A1 Class 1A1(c)(d)
07/25/35	3.042%	2,470,133	2,481,738

JPMorgan Reremic CMO Series 2010-5 Class 1A5(a)(c)(d)
04/26/37	4.500%	1,606,000	1,614,039

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust(a)(c)(d) CMO Series 2010-R1 Class 1B
07/26/35	2.868%	1,000,000	800,000

Morgan Stanley Reremic Trust(a)(d) CMO Series 2010-R9 Class 3A
11/26/36	3.250%	2,148,591	2,145,654

PennyMac Loan Trust Series 2011-NPL1 Class A(a)(c)(d)
09/25/51	5.250%	525,126	525,603

Prime Mortgage Trust CMO Series 2004-CL1 Class 3A1(c)(d)
02/25/34	6.804%	1,600,226	1,735,549

RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(a)(c)(d)
06/27/32	4.000%	577,753	578,807

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $11,953,718)			12,248,148

Commercial Mortgage-Backed Securities —Non-Agency 4.1%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(c)(d)
02/13/42	4.933%	500,000	545,232

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(c)(d)
07/15/44	5.219%	1,000,000	1,118,163

Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4(c)(d)
12/10/49	5.811%	1,300,000	1,529,333

Greenwich Capital Commercial Funding Corp.(d) Series 2007-GG9 Class A2
03/10/39	5.381%	181,083	185,481
Series 2007-GG9 Class A4
03/10/39	5.444%	767,000	867,027

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(d) Series 2007-CB19 Class A4
02/12/49	5.734%	1,000,000	1,155,706

JPMorgan Chase Commercial Mortgage Securities Corp.(d) Series 2007-CB20 Class ASB
02/12/51	5.688%	1,426,688	1,547,881

LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(c)(d)
09/15/45	5.866%	3,325,000	3,851,836

Morgan Stanley Capital I, Inc.(c)(d) Series 2007-IQ15 Class A4
06/11/49	6.076%	1,000,000	1,151,419

Morgan Stanley Capital I, Inc.(d) Series 2007-IQ16 Class A4
12/12/49	5.809%	2,500,000	2,921,300

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(a)(c)(d)
08/15/45	5.790%	5,135,000	5,897,681

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $19,612,892)			20,771,059

Asset-Backed Securities — Non-Agency 0.1%
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(c)
05/25/36	0.346%	409,989	407,045

Total Asset-Backed Securities — Non-Agency (Cost: $399,355)			407,045

Inflation-Indexed Bonds(e) 84.3%
Mexico 0.4%
Mexican Udibonos
06/16/16	5.000%	MXN 2,384,404	2,101,287

Turkey 0.4%
Turkey Government Bond
05/21/14	9.000%	TRY 3,191,686	1,972,965

United States 83.5%
U.S. Treasury Inflation-Indexed Bond
01/15/14	2.000%	248,752	259,441
04/15/14	1.250%	4,180,754	4,339,493
04/15/15	0.500%	11,930,175	12,482,876
07/15/15	1.875%	17,131,895	18,791,547
01/15/16	2.000%	10,623,641	11,835,394
04/15/16	0.125%	1,041,160	1,093,787
01/15/19	2.125%	20,658,720	25,019,652
07/15/19	1.875%	7,803,393	9,454,294
07/15/20	1.250%	31,613,400	37,239,605
01/15/21	1.125%	525,285	613,434
01/15/22	0.125%	30,715,245	32,884,026
01/15/25	2.375%	2,560,320	3,450,630
01/15/26	2.000%	578,945	757,739
01/15/27	2.375%	11,031,231	15,213,623
01/15/28	1.750%	10,997,325	14,220,916
04/15/28	3.625%	4,973,115	7,897,152
01/15/29	2.500%	48,168,000	69,049,599
04/15/29	3.875%	13,769,906	22,938,722
02/15/40	2.125%	1,063,270	1,588,758

U.S. Treasury Inflation-Indexed Bond(f)
01/15/15	1.625%	44,953,339	48,086,048
07/15/16	2.500%	19,686,881	22,710,668
01/15/17	2.375%	23,988,369	27,908,981
02/15/42	0.750%	31,020,330	34,075,487

Total			421,911,872

Total Inflation-Indexed Bonds
(Cost: $389,143,709)			425,986,124

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Foreign Government Obligations(e) 1.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Australia 0.6%
New South Wales Treasury Corp. Government Liquid Guaranteed
03/01/17	5.500%	AUD	2,760,000	3,168,345

France 0.4%
Cie de Financement Foncier SA(a)
09/16/15	2.500%		2,000,000	2,041,804

Total Foreign Government Obligations
(Cost: $4,681,213)				5,210,149

Money Market Funds 1.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund,
0.153%(g)(h)	6,591,268	6,591,268

Total Money Market Funds
(Cost: $6,591,268)		6,591,268

Total Investments
(Cost: $462,593,534)		502,366,936

Other Assets & Liabilities, Net		3,232,980

Net Assets		505,599,916

Investments in Derivatives

At July 31, 2012, $144,691 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at July 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bobl, 5-year	(35)	(5,501,425)	Sept. 2012	—	(23,029)

Euro-Bund, 10-year	(18)	(3,201,820)	Sept. 2012	5,660	—

U.S. Treasury Long Bond, 20-year	3	453,094	Sept. 2012	1,870	—

Total				7,530	(23,029)

Forward Foreign Currency Exchange Contracts Open at July 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse Securities (USA) L.L.C.	Aug. 13, 2012	1,780,000 (TRY	)	970,609 (USD	)	—	(19,149)

UBS Securities LLC	Aug. 31, 2012	1,390,000 (AUD	)	1,451,813 (USD	)	—	(4,665)

UBS Securities LLC	Aug. 31, 2012	14,050,000 (MXN	)	1,059,393 (USD	)	6,021	—

Total						6,021	(23,814)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $19,331,626 or 3.82% of net assets.

(b)	Represents a security purchased on a when-issued or delayed delivery basis.

(c)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	At July 31, 2012, security was partially or fully on loan.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	5,890,446	163,197,514	(162,496,692)	—	6,591,268	5,759	6,591,268

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar
MXN	Mexican Peso
TRY	Turkish Lira
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	31,153,143	—	31,153,143

Residential Mortgage-Backed Securities — Non-Agency	—	10,681,191	1,566,957	12,248,148

Commercial Mortgage-Backed Securities — Non-Agency	—	20,771,059	—	20,771,059

Asset-Backed Securities — Non-Agency	—	407,045	—	407,045

Inflation-Indexed Bonds	—	425,986,124	—	425,986,124

Foreign Government Obligations	—	5,210,149	—	5,210,149

Total Bonds	—	494,208,711	1,566,957	495,775,668

Other

Money Market Funds	6,591,268	—	—	6,591,268

Total Other	6,591,268	—	—	6,591,268

Investments in Securities	6,591,268	494,208,711	1,566,957	502,366,936

Derivatives

Assets

Futures Contracts	7,530	—	—	7,530

Forward Foreign Currency Exchange Contracts	—	6,021	—	6,021

Liabilities

Futures Contracts	(23,029)	—	—	(23,029)

Forward Foreign Currency Exchange Contracts	—	(23,814)	—	(23,814)

Total	6,575,769	494,190,918	1,566,957	502,333,644

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Non-Agency ($)
Balance as of July 31, 2011	2,286,237

Accrued discounts/premiums	—

Realized gain (loss)	9,570

Change in unrealized appreciation (depreciation)(a)	(1,026)

Sales	(3,176,031)

Purchases	3,985,952

Transfers into Level 3	—

Transfers out of Level 3	(1,537,745)

Balance as of July 31, 2012	1,566,957

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2012 was $(19).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $456,002,266)	$495,775,668

Affiliated issuers (identified cost $6,591,268)	6,591,268

Total investments (identified cost $462,593,534)	502,366,936

Foreign currency (identified cost $124,770)	124,806

Margin deposits on futures contracts	144,691

Unrealized appreciation on forward foreign currency exchange contracts	6,021

Receivable for:

Investments sold	1,790,011

Capital shares sold	857,043

Dividends	413

Interest	1,229,201

Expense reimbursement due from Investment Manager	2,316

Prepaid expenses	6,576

Total assets	506,528,014

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	23,814

Payable for:

Investments purchased on a delayed delivery basis	248,395

Capital shares purchased	431,005

Variation margin on futures contracts	44,557

Investment management fees	6,057

Distribution fees	3,472

Transfer agent fees	74,466

Administration fees	963

Plan administration fees	1

Compensation of board members	27,176

Other expenses	68,192

Total liabilities	928,098

Net assets applicable to outstanding capital stock	$505,599,916

Represented by

Paid-in capital	$445,645,332

Undistributed net investment income	1,414,404

Accumulated net realized gain	18,796,584

Unrealized appreciation (depreciation) on:

Investments	39,773,402

Foreign currency translations	3,486

Forward foreign currency exchange contracts	(17,793)

Futures contracts	(15,499)

Total — representing net assets applicable to outstanding capital stock	$505,599,916

* Value of securities on loan	$70,793,294

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$340,941,854

Shares outstanding	29,956,671

Net asset value per share	$11.38

Maximum offering price per share(a)	$11.73

Class B

Net assets	$6,986,585

Shares outstanding	614,131

Net asset value per share	$11.38

Class C

Net assets	$22,777,935

Shares outstanding	2,005,047

Net asset value per share	$11.36

Class I

Net assets	$87,653,655

Shares outstanding	7,700,160

Net asset value per share	$11.38

Class R

Net assets	$5,443,027

Shares outstanding	478,981

Net asset value per share	$11.36

Class R4

Net assets	$76,668

Shares outstanding	6,739

Net asset value per share	$11.38

Class W

Net assets	$39,314,864

Shares outstanding	3,449,055

Net asset value per share	$11.40

Class Z

Net assets	$2,405,328

Shares outstanding	211,410

Net asset value per share	$11.38

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Inflation Protected Securities Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income
Income:
Interest	$11,367,273
Dividends from affiliates	5,759
Income from securities lending — net	16,291
Foreign taxes withheld	(1,473)

Total income	11,387,850

Expenses:
Investment management fees	2,240,623
Distribution fees
Class A	786,304
Class B	96,736
Class C	203,562
Class R	17,259
Class W	94,926
Transfer agent fees
Class A	787,603
Class B	23,650
Class C	51,066
Class R	8,378
Class R4	41
Class W	105,683
Class Z	7,286
Administration fees	355,911
Plan administration fees
Class R4	196
Compensation of board members	15,126
Custodian fees	13,074
Printing and postage fees	88,973
Registration fees	72,750
Professional fees	42,316
Other	23,452

Total expenses	5,034,915
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,012,016)
Expense reductions	(100)

Total net expenses	4,022,799

Net investment income	7,365,051

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	39,383,455
Foreign currency translations	(194,942)
Forward foreign currency exchange contracts	(115,932)
Futures contracts	(3,033,461)

Net realized gain	36,039,120
Net change in unrealized appreciation (depreciation) on:
Investments	700,058
Foreign currency translations	(25,704)
Forward foreign currency exchange contracts	61,085
Futures contracts	1,378,899

Net change in unrealized appreciation	2,114,338

Net realized and unrealized gain	38,153,458

Net increase in net assets resulting from operations	$45,518,509

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011(a)
Operations

Net investment income	$7,365,051	$18,174,900

Net realized gain	36,039,120	24,482,109

Net change in unrealized appreciation	2,114,338	10,164,684

Net increase in net assets resulting from operations	45,518,509	52,821,693

Distributions to shareholders

Net investment income

Class A	(6,204,052)	(8,753,904)

Class B	(121,453)	(309,211)

Class C	(255,663)	(437,011)

Class I	(3,114,267)	(7,325,430)

Class R	(57,295)	(55,498)

Class R4	(1,663)	(2,695)

Class W	(777,879)	(1,136,187)

Class Z	(62,358)	(25,561)

Net realized gains

Class A	(11,957,688)	—

Class B	(383,031)	—

Class C	(744,309)	—

Class I	(4,617,542)	—

Class R	(79,106)	—

Class R4	(3,042)	—

Class W	(1,370,277)	—

Class Z	(95,085)	—

Total distributions to shareholders	(29,844,710)	(18,045,497)

Decrease in net assets from share transactions	(58,518,131)	(102,285,053)

Total decrease in net assets	(42,844,332)	(67,508,857)

Net assets at beginning of year	548,444,248	615,953,105

Net assets at end of year	$505,599,916	$548,444,248

Undistributed net investment income	$1,414,404	$4,803,753

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	11,571,157	128,739,200	6,991,974	74,081,739

Distributions reinvested	1,545,173	16,855,428	741,472	7,837,114

Redemptions	(7,920,871)	(87,834,658)	(11,722,071)	(123,241,184)

Net increase (decrease)	5,195,459	57,759,970	(3,988,625)	(41,322,331)

Class B shares

Subscriptions	252,368	2,806,116	495,585	5,332,658

Distributions reinvested	44,161	480,476	27,729	293,524

Redemptions(b)	(484,626)	(5,422,297)	(1,166,963)	(12,490,247)

Net decrease	(188,097)	(2,135,705)	(643,649)	(6,864,065)

Class C shares

Subscriptions	937,292	10,370,448	470,525	4,965,605

Distributions reinvested	73,018	793,775	31,454	332,779

Redemptions	(635,667)	(7,002,062)	(530,419)	(5,603,223)

Net increase (decrease)	374,643	4,162,161	(28,440)	(304,839)

Class I shares

Subscriptions	664,432	7,346,790	3,297,278	34,458,884

Distributions reinvested	708,266	7,731,107	693,179	7,325,038

Redemptions	(12,063,767)	(133,639,424)	(3,368,097)	(35,758,644)

Net increase (decrease)	(10,691,069)	(118,561,527)	622,360	6,025,278

Class R shares

Subscriptions	440,863	4,841,243	131,927	1,380,125

Distributions reinvested	3,993	43,544	1,846	19,509

Redemptions	(143,231)	(1,581,493)	(98,828)	(1,049,896)

Net increase	301,625	3,303,294	34,945	349,738

Class R4 shares

Subscriptions	853	9,429	1,230	12,876

Distributions reinvested	376	4,103	221	2,335

Redemptions	(1,346)	(14,814)	(2,234)	(23,558)

Net decrease	(117)	(1,282)	(783)	(8,347)

Class R5 shares

Redemptions	—	—	(496)	(5,198)

Net decrease	—	—	(496)	(5,198)

Class W shares

Subscriptions	1,144,714	12,770,826	1,673,343	17,860,805

Distributions reinvested	196,506	2,147,823	107,090	1,136,019

Redemptions	(1,696,994)	(18,872,047)	(7,666,226)	(80,539,217)

Net decrease	(355,774)	(3,953,398)	(5,885,793)	(61,542,393)

Class Z shares

Subscriptions	237,522	2,660,978	133,024	1,419,950

Distributions reinvested	3,686	40,358	458	4,878

Redemptions	(159,785)	(1,792,980)	(3,495)	(37,724)

Net increase	81,423	908,356	129,987	1,387,104

Total net decrease	(5,281,907)	(58,518,131)	(9,760,494)	(102,285,053)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Inflation Protected Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.03	$10.36	$9.75	$10.27		$9.69

Income from investment operations:

Net investment income	0.16	0.34	0.25	(0.00)(a)		0.59

Net realized and unrealized gain (loss)	0.84	0.68	0.54	(0.14)		0.49

Total from investment operations	1.00	1.02	0.79	(0.14)		1.08

Less distributions to shareholders:

Net investment income	(0.22)	(0.35)	(0.18)	(0.09)		(0.50)

Net realized gains	(0.43)	—	—	(0.10)		—

Tax return of capital	—	—	—	(0.19)		—

Total distributions to shareholders	(0.65)	(0.35)	(0.18)	(0.38)		(0.50)

Net asset value, end of period	$11.38	$11.03	$10.36	$9.75		$10.27

Total return	9.44%	10.02%	8.13%	(1.24%)		11.24%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.06%	1.10%	0.99%	0.93%		0.93%

Net expenses after fees waived or expenses reimbursed(c)	0.85%(d)	0.85%	0.85%	0.85%		0.84%

Net investment income (loss)	1.45%(d)	3.21%	2.53%	(0.02%)		5.74%

Supplemental data

Net assets, end of period (in thousands)	$340,942	$273,195	$297,827	$243,640		$222,999

Portfolio turnover	93%	99%	177%	160%	(e)	59%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.03		$10.35	$9.74	$10.26		$9.69

Income from investment operations:

Net investment income (loss)	0.08		0.25	0.19	(0.09)		0.48

Net realized and unrealized gain (loss)	0.84		0.69	0.53	(0.12)		0.51

Total from investment operations	0.92		0.94	0.72	(0.21)		0.99

Less distributions to shareholders:

Net investment income	(0.14)		(0.26)	(0.11)	(0.07)		(0.42)

Net realized gains	(0.43)		—	—	(0.10)		—

Tax return of capital	—		—	—	(0.14)		—

Total distributions to shareholders	(0.57)		(0.26)	(0.11)	(0.31)		(0.42)

Net asset value, end of period	$11.38		$11.03	$10.35	$9.74		$10.26

Total return	8.61%		9.22%	7.40%	(1.99%)		10.29%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.81%		1.85%	1.74%	1.69%		1.69%

Net expenses after fees waived or expenses reimbursed(b)	1.59%	(c)	1.60%	1.61%	1.61%		1.60%

Net investment income (loss)	0.70%	(c)	2.37%	1.84%	(0.98%)		4.71%

Supplemental data

Net assets, end of period (in thousands)	$6,987		$8,846	$14,961	$24,639		$36,024

Portfolio turnover	93%		99%	177%	160%	(d)	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.02		$10.35	$9.74	$10.26		$9.69

Income from investment operations:

Net investment income (loss)	0.08		0.27	0.17	(0.08)		0.54

Net realized and unrealized gain (loss)	0.83		0.67	0.55	(0.13)		0.45

Total from investment operations	0.91		0.94	0.72	(0.21)		0.99

Less distributions to shareholders:

Net investment income	(0.14)		(0.27)	(0.11)	(0.07)		(0.42)

Net realized gains	(0.43)		—	—	(0.10)		—

Tax return of capital	—		—	—	(0.14)		—

Total distributions to shareholders	(0.57)		(0.27)	(0.11)	(0.31)		(0.42)

Net asset value, end of period	$11.36		$11.02	$10.35	$9.74		$10.26

Total return	8.57%		9.21%	7.41%	(1.98%)		10.30%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.81%		1.85%	1.74%	1.68%		1.68%

Net expenses after fees waived or expenses reimbursed(b)	1.60%	(c)	1.60%	1.60%	1.60%		1.59%

Net investment income (loss)	0.71%	(c)	2.60%	1.72%	(0.79%)		5.25%

Supplemental data

Net assets, end of period (in thousands)	$22,778		$17,963	$17,161	$11,239		$10,683

Portfolio turnover	93%		99%	177%	160%	(d)	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.03	$10.36	$9.75	$10.27		$9.69

Income from investment operations:

Net investment income	0.18	0.40	0.30	0.05		0.54

Net realized and unrealized gain (loss)	0.87	0.66	0.53	(0.16)		0.58

Total from investment operations	1.05	1.06	0.83	(0.11)		1.12

Less distributions to shareholders:

Net investment income	(0.27)	(0.39)	(0.22)	(0.10)		(0.54)

Net realized gains	(0.43)	—	—	(0.10)		—

Tax return of capital	—	—	—	(0.21)		—

Total distributions to shareholders	(0.70)	(0.39)	(0.22)	(0.41)		(0.54)

Net asset value, end of period	$11.38	$11.03	$10.36	$9.75		$10.27

Total return	9.91%	10.47%	8.47%	(0.90%)		11.65%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.56%	0.57%	0.55%	0.54%		0.56%

Net expenses after fees waived or expenses reimbursed(b)	0.41%	0.45%	0.49%	0.51%		0.47%

Net investment income	1.64%	3.83%	2.94%	0.48%		5.34%

Supplemental data

Net assets, end of period (in thousands)	$87,654	$202,937	$184,100	$186,201		$402,166

Portfolio turnover	93%	99%	177%	160%	(c)	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.02	$10.35	$9.68

Income from investment operations:

Net investment income	0.18	0.36	0.18

Net realized and unrealized gain	0.79	0.63	0.62

Total from investment operations	0.97	0.99	0.80

Less distributions to shareholders:

Net investment income	(0.20)	(0.32)	(0.13)

Net realized gains	(0.43)	—	—

Total distributions to shareholders	(0.63)	(0.32)	(0.13)

Net asset value, end of period	$11.36	$11.02	$10.35

Total return	9.14%	9.73%	8.34%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.31%	1.36%	1.36%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.10%(e)	1.12%	1.29%(c)

Net investment income	1.57%(e)	3.39%	1.84%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,443	$1,955	$1,474

Portfolio turnover	93%	99%	177%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.03	$10.35	$9.74	$10.26		$9.66

Income from investment operations:

Net investment income (loss)	0.17	0.36	0.26	(0.02)		0.63

Net realized and unrealized gain (loss)	0.85	0.68	0.54	(0.10)		0.49

Total from investment operations	1.02	1.04	0.80	(0.12)		1.12

Less distributions to shareholders:

Net investment income	(0.24)	(0.36)	(0.19)	(0.09)		(0.52)

Net realized gains	(0.43)	—	—	(0.10)		—

Tax return of capital	—	—	—	(0.21)		—

Total distributions to shareholders	(0.67)	(0.36)	(0.19)	(0.40)		(0.52)

Net asset value, end of period	$11.38	$11.03	$10.35	$9.74		$10.26

Total return	9.58%	10.24%	8.19%	(1.07%)		11.71%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.86%	0.88%	0.86%	0.85%		0.85%

Net expenses after fees waived or expenses reimbursed(b)	0.69%	0.75%	0.79%	0.69%		0.51%

Net investment income (loss)	1.53%	3.42%	2.57%	(0.20%)		6.11%

Supplemental data

Net assets, end of period (in thousands)	$77	$76	$79	$81		$43

Portfolio turnover	93%	99%	177%	160%	(c)	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$11.05		$10.35	$9.75	$10.27		$9.69

Income from investment operations:

Net investment income (loss)	0.16		0.30	0.26	(0.03)		0.75

Net realized and unrealized gain (loss)	0.84		0.73	0.51	(0.12)		0.32

Total from investment operations	1.00		1.03	0.77	(0.15)		1.07

Less distributions to shareholders:

Net investment income	(0.22)		(0.33)	(0.17)	(0.09)		(0.49)

Net realized gains	(0.43)		—	—	(0.10)		—

Tax return of capital	—		—	—	(0.18)		—

Total distributions to shareholders	(0.65)		(0.33)	(0.17)	(0.37)		(0.49)

Net asset value, end of period	$11.40		$11.05	$10.35	$9.75		$10.27

Total return	9.43%		10.14%	7.93%	(1.35%)		11.14%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.09%		1.07%	1.01%	0.99%		1.00%

Net expenses after fees waived or expenses reimbursed(b)	0.85%	(c)	0.86%	0.94%	0.96%		0.92%

Net investment income (loss)	1.42%	(c)	2.87%	2.55%	(0.28%)		7.28%

Supplemental data

Net assets, end of period (in thousands)	$39,315		$42,040	$100,345	$189,822		$253,836

Portfolio turnover	93%		99%	177%	160%	(d)	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.03		$10.59

Income from investment operations:

Net investment income	0.19		0.60

Net realized and unrealized gain	0.84		0.17

Total from investment operations	1.03		0.77

Less distributions to shareholders:

Net investment income	(0.25)		(0.33)

Net realized gains	(0.43)		—

Total distributions to shareholders	(0.68)		(0.33)

Net asset value, end of period	$11.38		$11.03

Total return	9.73%		7.45%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.83%		0.85%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.59%	(e)	0.60%	(c)

Net investment income	1.73%	(e)	6.88%	(c)

Supplemental data

Net assets, end of period (in thousands)	$2,405		$1,434

Portfolio turnover	93%		99%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Inflation Protected Securities Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2012	27

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to

28	Annual Report 2012

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the

Annual Report 2012	29

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	6,021
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	7,530	*
Total		13,551

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	23,814
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	23,029	*
Total		46,843

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Option Contracts Purchased ($)	Total ($)
Foreign exchange contracts	(115,932)	—	—	(115,932)
Interest rate contracts	—	(3,033,461)	(16,203)	(3,049,664)
Total	(115,932)	(3,033,461)	(16,203)	(3,165,596)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	61,085	—	61,085
Interest rate contracts	—	1,378,899	1,378,899
Total	61,085	1,378,899	1,439,984

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	29
Futures Contracts	4,200
Options Contracts	168

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically

30	Annual Report 2012

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date

Annual Report 2012	31

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.44% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $3,202.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.24
Class C	0.25
Class R	0.24
Class R4	0.05
Class W	0.28
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2012, these minimum account balance fees reduced total expenses by $100.

32	Annual Report 2012

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $985,000 and $203,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $244,564 for Class A, $2,387 for Class B and $1,049 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.40
Class R	1.10
Class R4	0.70
Class W	0.85
Class Z	0.60

Prior to October 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.44
Class R	1.10
Class R4	0.74
Class W	0.85
Class Z	0.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to

Annual Report 2012	33

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.42
Class R	1.10
Class R4	0.72
Class W	0.85
Class Z	0.60

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, and futures and options. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(159,770)
Accumulated net realized gain	159,770
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended July 31, 2012 ($)	Year ended July 31, 2011 ($)
Ordinary income	12,144,695	18,045,497
Long-term capital gains	17,700,015	—
Total	29,844,710	18,045,497

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,732,566
Undistributed accumulated long-term gain	9,359,078
Unrealized appreciation	34,862,940

At July 31, 2012, the cost of investments for federal income tax purposes was $467,445,978 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$35,291,689
Unrealized depreciation	(370,731)
Net unrealized appreciation	$34,920,958

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $478,281,048 and $582,312,330, respectively, for the year ended July 31, 2012, of which $415,823,180 and $519,099,614, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of

34	Annual Report 2012

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $70,793,294 were on loan, secured by U.S. government and agency securities valued at $71,372,007.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 46.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 17.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended July 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

Annual Report 2012	35

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2012

issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2012

Columbia Inflation Protected Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

Annual Report 2012	37

Columbia Inflation Protected Securities Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

38	Annual Report 2012

Columbia Inflation Protected Securities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.03%
Dividends Received Deduction for corporations	0.03%
U.S. Government Obligations	63.15%

Capital gain distribution — the Fund designates $17,700,015 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	39

Columbia Inflation Protected Securities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

40	Annual Report 2012

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Annual Report 2012	41

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

42	Annual Report 2012

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	43

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

44	Annual Report 2012

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	45

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

46	Annual Report 2012

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	47

Columbia Inflation Protected Securities Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

48	Annual Report 2012

Columbia Inflation Protected Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6280 L (9/12)

Annual Report July 31, 2012

Columbia Large Core Quantitative Fund

Columbia Large Core Quantitative Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Large Core Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Large Core Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Core Quantitative Fund (the Fund) Class A shares gained 10.25% (excluding sales charges) for the 12 months ended July 31, 2012.

>	The Fund’s return outperformed the S&P 500 Index, which rose 9.13% for the same time frame.

>	The Fund’s strong relative results can be attributed primarily to effective stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	04/24/03
Excluding sales charges		10.25	0.53	6.46
Including sales charges		3.96	-0.66	5.77
Class B	04/24/03
Excluding sales charges		9.41	-0.23	5.64
Including sales charges		4.41	-0.59	5.64
Class C	04/24/03
Excluding sales charges		9.51	-0.23	5.65
Including sales charges		8.51	-0.23	5.65
Class I*	07/15/04	10.85	0.96	6.83
Class R*	12/11/06	10.11	0.30	6.19
Class R4	04/24/03	10.57	0.68	6.64
Class R5*	12/11/06	10.71	0.92	6.70
Class W*	12/01/06	10.23	0.48	6.43
Class Z*	09/27/10	10.59	0.65	6.53
S&P 500 Index		9.13	1.13	6.70

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Large Core Quantitative Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (April 24, 2003 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Oliver Buckley

Brian Condon, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares gained 10.25% excluding sales charges. The Fund’s return outperformed the S&P 500 Index, which rose 9.13%. The Fund’s strong relative results can be attributed primarily to effective stock selection.

Pronounced Market Volatility Characterized U.S. Equity Market

U.S. equity market volatility was pronounced during the reporting period. In the first two months of the reporting period, U.S. equity market indices experienced double-digit retreats, as economic momentum slowed, home prices fell and consumer confidence was shaken, most notably by Standard & Poor’s downgrade of the U.S. credit rating in August. During the fourth quarter of 2011 and first quarter of 2012, U.S. equity markets logged strong returns, as U.S. economic data surprised on the upside and fears of recession abated somewhat. Indeed, the U.S. equity market delivered its strongest first quarter gains in more than 10 years. Sentiment reversed during the second quarter of 2012, with a pullback in the U.S. equity market driven by disappointing economic data that raised concerns this economic cycle may never hit full stride. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems also weighed on investors as did a slowdown in emerging market growth and lackluster job formation at home. In July, the U.S. equity market rose modestly despite mixed signals about the U.S. economy and continuing fears about the eurozone’s stability.

Effective Stock Selection Boosted Fund Performance

Given the volatility of the U.S. equity market during the reporting period, stock selection was critical to Fund performance. Stock selection was strongest in the information technology, health care, energy and consumer staples sectors.

From an individual security perspective, the top contributors to the Fund’s results relative to the S&P 500 Index were information technology giant Apple, discount retailer Wal-Mart Stores, agricultural chemicals company CF Industries Holdings, auto parts retailer AutoZone (position eliminated) and electronic payment services company Discover Financial Services. The Fund had larger positions than the S&P 500 Index in each of these holdings, and each significantly outpaced the S&P 500 Index overall.

Utilities Holdings Hampered Returns

Stock selection in the utilities sector was the primary detractor from the Fund’s relative performance during the reporting period. That said, the Fund’s greatest individual detractors can be attributed to a broad spectrum of sectors. These were oil and gas exploration and production company Apache, education services company Apollo Group, metals mining company Freeport-McMoRan Copper & Gold, communications and information technology networking products company Cisco Systems and insurance provider Prudential Financial. The Fund had larger positions than the S&P 500 Index in each of these holdings, and each significantly lagged the S&P 500 Index overall.

Quality Theme Added the Most Value

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed particularly well, consistent with investors’ cautious sentiment and preference for defensive stocks. The Catalyst theme, which attempts to identify stocks that have strong business and market momentum relative to their peers, also contributed to overall Fund performance during the

4	Annual Report 2012

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance (continued)

reporting period and did so more consistently through time and across all sectors. Amidst the volatile market conditions, investors appeared to favor companies delivering increased earnings. The Valuation sub-component of our model, which attempts to help the Fund capitalize on stocks that look inexpensive relative to their peers, did not add value during the reporting period, as inexpensive stocks tended not to be able to deliver increases in earnings.

Portfolio Construction Process Guided Investment Changes

Our portfolio construction process limits the size of individual holdings in the Fund, as well as sector and industry allocations relative to the S&P 500 Index. For risk control, we also apply constraints on market capitalization and beta. In addition, we limit portfolio turnover in an effort to keep implementation costs low. While there were some changes in sector allocations during the reporting period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest. Indeed, our risk control process is designed to keep sector weightings essentially in line with the S&P 500 Index, and thus the largest weight difference between the Fund and the S&P 500 Index at the end of the reporting period was in health care, at less than 0.5%.

During the reporting period, we enhanced our information technology sector model by creating different models with different allocations to the themes for hardware, software and semiconductor companies. We also changed our theme weights in the energy sector, although we kept intact the division of companies into exploration and production, equipment and services, and refining and distribution.

Looking Ahead

At the end of the reporting period, investors appeared to be looking for signals from the Federal Reserve (the Fed) that additional liquidity measures might be implemented to spur on the fragile global economy. But we believe the Fed may be reaching the limits of its abilities to prop up the economy. With government policy playing a greater role in driving the financial markets, focus had nervously turned to the November U.S. presidential election and the scheduled year-end expiration of tax cuts and economic stimulus. Meanwhile, China’s economy was beginning to slow. If global macro trends seen toward the end of the reporting period continue to deteriorate, such conditions could drive more volatility, which, in turn, could provide more potential capitalization opportunities for the Fund.

Given this view, we intend to continue to use our quantitative-based themes in our stock selection process. Consistent with our disciplined approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in whatever market conditions lie ahead.

Portfolio Breakdown (%) (at July 31, 2012)
Common Stocks	99.3
Consumer Discretionary	10.5
Consumer Staples	11.3
Energy	10.7
Financials	13.9
Health Care	12.4
Industrials	10.6
Information Technology	19.8
Materials	3.2
Telecommunication Services	3.4
Utilities	3.5
Other (a)	0.7

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Top Ten Holdings (%) (at July 31, 2012)
Apple, Inc.	6.4
Microsoft Corp.	3.3
Pfizer, Inc.	3.2
Chevron Corp.	3.2
Philip Morris International, Inc.	2.9
Wal-Mart Stores, Inc.	2.8
Merck & Co., Inc.	2.8
Verizon Communications, Inc.	2.8
JPMorgan Chase & Co.	2.6
Amgen, Inc.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Large Core Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	Annual Report 2012

Columbia Large Core Quantitative Fund

Understanding Your Fund’s Expenses (continued)

(Unaudited)

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.10	1,019.59	5.43	5.32	1.06
Class B	1,000.00	1,000.00	1,057.20	1,015.81	9.31	9.12	1.82
Class C	1,000.00	1,000.00	1,057.80	1,015.86	9.26	9.07	1.81
Class I	1,000.00	1,000.00	1,065.10	1,021.68	3.29	3.22	0.64
Class R	1,000.00	1,000.00	1,060.30	1,018.30	6.76	6.62	1.32
Class R4	1,000.00	1,000.00	1,063.40	1,020.19	4.82	4.72	0.94
Class R5	1,000.00	1,000.00	1,063.70	1,021.43	3.54	3.47	0.69
Class W	1,000.00	1,000.00	1,061.70	1,019.54	5.48	5.37	1.07
Class Z	1,000.00	1,000.00	1,061.80	1,020.84	4.15	4.07	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.75% for Class I, 1.45% for Class R, 1.05% for Class R4, 0.80% for Class R5, 1.20% for Class W and 0.95% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective October 1, 2012. If this change had been in place for the entire six month period ended July 31, 2012, the actual expenses paid would have been $6.15 for Class A, $9.97 for Class B, $9.98 for Class C, $3.85 for Class I, $7.43 for Class R, $5.39 for Class R4, $4.10 for Class R5, $6.15 for Class W and $4.87 for Class Z; the hypothetical expenses paid would have been $6.02 for Class A, $9.77 for Class B, $9.77 for Class C, $3.77 for Class I, $7.27 for Class R, $5.27 for Class R4, $4.02 for Class R5, $6.02 for Class W and $4.77 for Class Z.

Annual Report 2012	7

Columbia Large Core Quantitative Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%
Issuer	Shares	Value ($)

Consumer Discretionary 10.5%
Diversified Consumer Services 0.9%

Apollo Group, Inc., Class A(a)(b)	1,047,136	28,482,099

Media 4.3%

Comcast Corp., Class A(a)	524,100	17,059,455

DIRECTV, Class A(b)	1,319,261	65,514,501

DISH Network Corp., Class A	1,092,100	33,592,996

McGraw-Hill Companies, Inc. (The)	673,400	31,622,864

Total		147,789,816

Multiline Retail 0.7%

Macy’s, Inc.	693,900	24,869,376

Specialty Retail 4.6%

Advance Auto Parts, Inc.(a)	98,200	6,888,730

Bed Bath & Beyond, Inc.(a)(b)	270,500	16,486,975

GameStop Corp., Class A(a)	350,623	5,616,981

Home Depot, Inc. (The)(a)	262,700	13,707,686

Ross Stores, Inc.	737,166	48,977,309

TJX Companies, Inc.	1,462,800	64,772,784

Total		156,450,465

Total Consumer Discretionary		357,591,756

Consumer Staples 11.3%
Beverages 0.7%

Coca-Cola Enterprises, Inc.	790,421	23,175,144

Food & Staples Retailing 4.8%

CVS Caremark Corp.	316,200	14,308,050

Kroger Co. (The)	1,622,158	35,963,243

Safeway, Inc.(a)	1,056,800	16,433,240

Wal-Mart Stores, Inc.(a)	1,291,392	96,118,306

Total		162,822,839

Food Products 1.5%

Campbell Soup Co.(a)	661,300	21,895,643

Hershey Co. (The)	205,451	14,739,055

Tyson Foods, Inc., Class A	999,700	15,005,497

Total		51,640,195

Household Products 0.3%

Kimberly-Clark Corp.(a)	132,000	11,472,120

Tobacco 4.0%

Lorillard, Inc.	292,700	37,652,928

Philip Morris International, Inc.	1,062,349	97,141,192

Total		134,794,120

Total Consumer Staples		383,904,418

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 10.8%
Energy Equipment & Services 1.2%

National Oilwell Varco, Inc.	571,882	41,347,068

Oil, Gas & Consumable Fuels 9.6%

Apache Corp.(a)	166,746	14,360,166

Chevron Corp.	993,521	108,870,031

ConocoPhillips(a)	1,259,884	68,588,085

Exxon Mobil Corp.(a)	611,541	53,112,336

Marathon Oil Corp.	827,933	21,915,387

Tesoro Corp.(b)	302,093	8,352,871

Valero Energy Corp.	1,857,605	51,084,137

Total		326,283,013

Total Energy		367,630,081

Financials 13.8%
Capital Markets 1.4%

BlackRock, Inc.	126,500	21,537,890

Franklin Resources, Inc.(a)	168,311	19,347,349

Invesco Ltd.	373,600	8,267,768

Total		49,153,007

Commercial Banks 1.8%

Fifth Third Bancorp	679,600	9,392,072

U.S. Bancorp	229,000	7,671,500

Wells Fargo & Co.	1,326,200	44,838,822

Total		61,902,394

Consumer Finance 2.0%

Discover Financial Services	1,697,755	61,051,270

SLM Corp.	525,500	8,402,745

Total		69,454,015

Diversified Financial Services 3.1%

JPMorgan Chase & Co.	2,477,585	89,193,060

Moody’s Corp.(a)	397,500	16,110,675

Total		105,303,735

Insurance 3.2%

Aflac, Inc.	446,366	19,541,904

Assurant, Inc.	39,600	1,433,916

Hartford Financial Services Group, Inc.(a)	390,900	6,430,305

Lincoln National Corp.	506,083	10,146,964

MetLife, Inc.(a)	1,924,100	59,204,557

Prudential Financial, Inc.	231,900	11,196,132

Total		107,953,778

Real Estate Investment Trusts (REITs) 2.3%

Digital Realty Trust, Inc.(a)	67,800	5,293,146

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Simon Property Group, Inc.(a)	456,930	73,332,696

Total		78,625,842

Total Financials		472,392,771

Health Care 12.4%
Biotechnology 2.2%

Amgen, Inc.	905,600	74,802,560

Health Care Providers & Services 1.6%

Humana, Inc.	543,000	33,448,800

UnitedHealth Group, Inc.	452,040	23,094,724

Total		56,543,524

Pharmaceuticals 8.6%

Abbott Laboratories(a)	362,344	24,027,031

Eli Lilly & Co.(a)	1,429,573	62,944,099

Merck & Co., Inc.	2,172,071	95,940,376

Pfizer, Inc.	4,547,609	109,324,520

Total		292,236,026

Total Health Care		423,582,110

Industrials 10.5%
Aerospace & Defense 4.4%

General Dynamics Corp.	294,991	18,714,229

Lockheed Martin Corp.(a)	678,690	60,586,656

Northrop Grumman Corp.	459,137	30,394,870

Raytheon Co.(a)	751,084	41,670,140

Total		151,365,895

Air Freight & Logistics 1.9%

United Parcel Service, Inc., Class B(a)	887,595	67,111,058

Commercial Services & Supplies 0.5%

Pitney Bowes, Inc.(a)	373,904	4,995,357

RR Donnelley & Sons Co.(a)	1,044,473	12,659,013

Total		17,654,370

Industrial Conglomerates 1.0%

General Electric Co.	217,068	4,504,161

Tyco International Ltd.	520,627	28,603,248

Total		33,107,409

Machinery 2.4%

Illinois Tool Works, Inc.(a)	414,400	22,518,496

Parker Hannifin Corp.(a)	734,600	59,003,072

Total		81,521,568

Professional Services 0.3%

Dun & Bradstreet Corp. (The)(a)	115,500	9,261,945

Total Industrials		360,022,245

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 19.8%
Communications Equipment 1.9%

Cisco Systems, Inc.	4,027,200	64,233,840

Computers & Peripherals 6.5%

Apple, Inc.(b)	353,311	215,788,226

EMC Corp.(b)	205,400	5,383,534

Total		221,171,760

Internet Software & Services 1.0%

Google, Inc., Class A(b)	52,550	33,262,574

IT Services 3.2%

International Business Machines Corp.(c)	45,081	8,834,975

Mastercard, Inc., Class A	158,132	69,035,687

Visa, Inc., Class A	238,100	30,731,567

Total		108,602,229

Semiconductors & Semiconductor Equipment 1.6%

Advanced Micro Devices, Inc.(a)(b)	1,329,200	5,396,552

Broadcom Corp., Class A	1,246,000	42,214,480

NVIDIA Corp.(b)	452,200	6,122,788

Total		53,733,820

Software 5.6%

Microsoft Corp.	3,808,170	112,226,770

Oracle Corp.	940,100	28,391,020

VMware, Inc., Class A(a)(b)	578,919	52,542,688

Total		193,160,478

Total Information Technology		674,164,701

Materials 3.2%
Chemicals 1.8%

CF Industries Holdings, Inc.	312,174	61,111,182

Metals & Mining 1.4%

Freeport-McMoRan Copper & Gold, Inc.	1,397,174	47,042,849

Total Materials		108,154,031

Telecommunication Services 3.4%
Diversified Telecommunication Services 3.4%

AT&T, Inc.(a)	595,300	22,573,776

Verizon Communications, Inc.(a)	2,072,174	93,537,934

Total		116,111,710

Total Telecommunication Services		116,111,710

Utilities 3.5%
Electric Utilities 0.5%

Entergy Corp.	224,100	16,285,347

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Gas Utilities 0.1%

ONEOK, Inc.	96,100	4,277,411

Independent Power Producers & Energy Traders 1.5%

AES Corp.(The)(b)	4,108,676	49,550,632

Multi-Utilities 1.4%

Public Service Enterprise Group, Inc.(a)	1,469,299	48,839,499

Total Utilities		118,952,889

Total Common Stocks (Cost: $2,903,592,204)		3,382,506,712

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.153%(d)(e)	24,696,795	24,696,795

Total Money Market Funds (Cost: $24,696,795)		24,696,795

Investments of Cash Collateral Received for Securities on Loan 21.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 3.2%
Antalis US Funding Corp.
08/02/12	0.300%	9,999,417	9,999,417

Atlantis One
10/11/12	0.541%	9,972,550	9,972,550

Barton Capital Corporation
08/06/12	0.250%	12,999,368	12,999,368
08/06/12	0.250%	4,999,757	4,999,757

Cancara Asset Securitisation LLC
08/07/12	0.255%	14,997,131	14,997,131
08/09/12	0.260%	6,998,585	6,998,585

Gotham Funding Corp.
09/12/12	0.240%	4,998,200	4,998,200

Kells Funding LLC
10/12/12	0.612%	9,969,161	9,969,161
10/17/12	0.451%	9,986,625	9,986,625

Rhein-Main Securitisation Ltd.
08/28/12	0.500%	3,998,222	3,998,222

Royal Park Investments Funding Corp.
08/24/12	0.700%	9,993,778	9,993,778
08/27/12	0.700%	9,993,972	9,993,972

Total			108,906,766

Certificates of Deposit 6.8%
Australia and New Zealand Bank Group, Ltd.
08/07/12	0.650%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Deutsche Bank AG
09/14/12	0.750%	8,000,000	8,000,000
10/09/12	0.750%	10,000,000	10,000,000

DnB NOR ASA
09/14/12	0.530%	4,000,000	4,000,000

Mitsubishi UFJ Trust and Banking Corp.
09/12/12	0.360%	10,000,000	10,000,000
10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
08/14/12	0.400%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten
08/13/12	0.325%	10,000,000	10,000,000

National Australia Bank
08/16/12	0.349%	15,000,000	15,000,000
10/29/12	0.302%	11,999,663	11,999,663

National Bank of Canada
11/09/12	0.306%	5,000,000	5,000,000

Norinchukin Bank
08/21/12	0.390%	5,000,000	5,000,000

Pohjola Bank PLC
08/21/12	0.380%	10,000,000	10,000,000

Rabobank
10/26/12	0.515%	5,000,000	5,000,000

Skandinaviska Enskilda Banken
10/31/12	0.350%	30,000,000	30,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	9,968,077	9,968,077

Sumitomo Mitsui Banking Corp.
10/24/12	0.330%	5,000,000	5,000,000
11/02/12	0.486%	8,000,000	8,000,000

Sumitomo Trust & Banking Co., Ltd.
09/17/12	0.470%	4,500,000	4,500,000
11/01/12	0.485%	10,000,000	10,000,000

Svenska Handelsbanken
08/27/12	0.270%	5,000,065	5,000,065
08/30/12	0.580%	15,000,000	15,000,000

Union Bank of Switzerland
10/11/12	0.350%	15,000,000	15,000,000

United Overseas Bank Ltd.
08/20/12	0.250%	10,000,000	10,000,000

Total			231,467,805

Commercial Paper 2.4%
Caisse d’Amortissement de la Dette Sociale
09/19/12	0.300%	4,996,125	4,996,125

Caisse des Depots
08/31/12	0.360%	4,995,400	4,995,400
10/16/12	0.400%	4,994,944	4,994,944

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Development Bank of Singapore Ltd.
08/07/12	0.552%	19,945,306	19,945,306

Macquarie Bank Ltd.
10/30/12	0.611%	14,976,617	14,976,617

Nordea Bank AB
08/14/12	0.592%	4,985,168	4,985,168

The Commonwealth Bank of Australia
08/16/12	0.309%	20,000,000	20,000,000

Westpac Securities NZ Ltd.
08/27/12	0.491%	6,585,177	6,585,177

Total			81,478,737

Other Short-Term Obligations 0.1%
General Electric Capital Corp.
11/01/12	0.311%	3,005,890	3,005,890

Repurchase Agreements 8.5%
Citibank NA dated 07/31/12, matures 08/01/12, repurchase price
$25,000,125(f)	0.180%	25,000,000	25,000,000

Citigroup Global Markets, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$62,000,327(f)	0.190%	62,000,000	62,000,000

Mizuho Securities USA, Inc.(f) dated 07/31/12, matures 08/01/12, repurchase price
$20,000,106	0.190%	20,000,000	20,000,000
repurchase price
$55,000,321	0.210%	55,000,000	55,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$35,000,194(f)	0.200%	35,000,000	35,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price
$7,000,039(f)	0.200%	7,000,000	7,000,000

Pershing LLC dated 07/31/12, matures 08/01/12, repurchase price
$2,500,022(f)	0.320%	2,500,000	2,500,000

Societe Generale dated 07/31/12, matures 08/01/12, repurchase price
$85,118,228(f)	0.190%	85,117,779	85,117,779

Total			291,617,779

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $716,476,977)			716,476,977

Total Investments
(Cost: $3,644,765,976)			4,123,680,484

Other Assets & Liabilities, Net			(714,248,655)

Net Assets			3,409,431,829

Investment in Derivatives

Futures Contracts Outstanding at July 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	90	30,928,500	Sept. 2012	1,136,369	—

Notes to Portfolio of Investments

(a)	At July 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At July 31, 2012, investments in securities included securities valued at $2,250,000 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Columbia Short-Term Cash Fund	42,085,238	424,399,256	(441,787,699)	—	24,696,795	57,344	24,696,795

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.180%)
Fannie Mae REMICS	11,168,529

Fannie Mae-Aces	2,164,640

Freddie Mac REMICS	10,298,739

Government National Mortgage Association	1,868,092

Total Market Value of Collateral Securities	25,500,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	6,385,997

Fannie Mae REMICS	19,611,557

Fannie Mae-Aces	1,489,742

Freddie Mac Gold Pool	3,223,914

Freddie Mac Non Gold Pool	538,990

Freddie Mac REMICS	15,762,726

Ginnie Mae I Pool	767,201

Ginnie Mae II Pool	3,161,511

Government National Mortgage Association	12,298,362

Total Market Value of Collateral Securities	63,240,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.190%)
Cash Collateral in Lieu of Securities	508,844

United States Treasury Inflation Indexed Bonds	5,009,370

United States Treasury Note/Bond	10,769,398

United States Treasury Strip Coupon	2,371,049

United States Treasury Strip Principal	1,731,163

Total Market Value of Collateral Securities	20,389,824

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	25,387,295

Freddie Mac Gold Pool	363,777

Freddie Mac Non Gold Pool	2,407,615

Freddie Mac REMICS	4,392,279

Ginnie Mae I Pool	1,371,772

Ginnie Mae II Pool	22,177,262

Total Market Value of Collateral Securities	56,100,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
239,269

Fannie Mae Pool	5,340,174

Fannie Mae REMICS	11,117,342

Federal National Mortgage Association	1,211,177

Freddie Mac Gold Pool	392,325

Freddie Mac Non Gold Pool	1,121,918

Freddie Mac REMICS	7,932,259

Government National Mortgage Association	8,345,734

Total Market Value of Collateral Securities	35,700,198

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	4,829,774

Ginnie Mae II Pool	2,310,226

Total Market Value of Collateral Securities	7,140,000

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae Pool	491,308

Fannie Mae REMICS	320,541

Federal Farm Credit Banks	117,458

Federal Home Loan Banks	38,097

Freddie Mac Gold Pool	270,785

Freddie Mac Non Gold Pool	198,264

Freddie Mac REMICS	162,971

Ginnie Mae I Pool	145,143

Ginnie Mae II Pool	570,167

Government National Mortgage Association	117,642

United States Treasury Note/Bond	117,624

Total Market Value of Collateral Securities	2,550,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	66,825,225

Freddie Mac Gold Pool	19,994,909

Total Market Value of Collateral Securities	86,820,134

Abbreviation Legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	357,591,756	—	—	357,591,756

Consumer Staples	383,904,418	—	—	383,904,418

Energy	367,630,081	—	—	367,630,081

Financials	472,392,771	—	—	472,392,771

Health Care	423,582,110	—	—	423,582,110

Industrials	360,022,245	—	—	360,022,245

Information Technology	674,164,701	—	—	674,164,701

Materials	108,154,031	—	—	108,154,031

Telecommunication Services	116,111,710	—	—	116,111,710

Utilities	118,952,889	—	—	118,952,889

Total Equity Securities	3,382,506,712	—	—	3,382,506,712

Other

Money Market Funds	24,696,795	—	—	24,696,795

Investments of Cash Collateral Received for Securities on Loan	—	716,476,977	—	716,476,977

Total Other	24,696,795	716,476,977	—	741,173,772

Investments in Securities	3,407,203,507	716,476,977	—	4,123,680,484
Derivatives

Assets

Futures Contracts	1,136,369	—	—	1,136,369

Total	3,408,339,876	716,476,977	—	4,124,816,853

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,903,592,204)	$3,382,506,712

Affiliated issuers (identified cost $24,696,795)	24,696,795

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $424,859,198)	424,859,198

Repurchase agreements (identified cost $291,617,779)	291,617,779

Total investments (identified cost $3,644,765,976)	4,123,680,484

Foreign currency (identified cost $40,414)	40,464

Receivable for:

Investments sold	5,483

Capital shares sold	604,294

Dividends	3,780,685

Interest	232,566

Reclaims	17,238

Expense reimbursement due from Investment Manager	8,871

Receivable for equity-linked notes (Note 9)	646,416

Prepaid expenses	25,909

Other assets	22,506

Total assets	4,129,064,916

Liabilities

Due upon return of securities on loan	716,476,977

Payable for:

Capital shares purchased	2,213,124

Variation margin on futures contracts	140,125

Investment management fees	55,201

Distribution fees	23,033

Transfer agent fees	317,420

Administration fees	4,764

Plan administration fees	421

Compensation of board members	161,424

Other expenses	240,598

Total liabilities	719,633,087

Net assets applicable to outstanding capital stock	$3,409,431,829

Represented by

Paid-in capital	$4,957,127,908

Undistributed net investment income	45,715,458

Accumulated net realized loss	(2,073,858,759)

Unrealized appreciation (depreciation) on:

Investments	478,914,508

Foreign currency translations	(3,354)

Futures contracts	1,136,369

Receivables for equity-linked notes	399,699

Total — representing net assets applicable to outstanding capital stock	$3,409,431,829

* Value of securities on loan	$698,205,232

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$2,800,422,223

Shares outstanding	442,203,154

Net asset value per share	$6.33

Maximum offering price per share(a)	$6.72

Class B

Net assets	$83,451,366

Shares outstanding	13,280,064

Net asset value per share	$6.28

Class C

Net assets	$25,903,346

Shares outstanding	4,163,877

Net asset value per share	$6.22

Class I

Net assets	$279,293,429

Shares outstanding	43,808,863

Net asset value per share	$6.38

Class R

Net assets	$3,522,186

Shares outstanding	556,247

Net asset value per share	$6.33

Class R4

Net assets	$61,446,357

Shares outstanding	9,650,259

Net asset value per share	$6.37

Class R5

Net assets	$37,489,049

Shares outstanding	5,904,960

Net asset value per share	$6.35

Class W

Net assets	$115,407,990

Shares outstanding	18,112,045

Net asset value per share	$6.37

Class Z

Net assets	$2,495,883

Shares outstanding	392,248

Net asset value per share	$6.36

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Large Core Quantitative Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income
Income:
Dividends	$78,618,020
Dividends from affiliates	57,344
Income from securities lending — net	2,330,014
Foreign taxes withheld	(49)

Total income	81,005,329

Expenses:
Investment management fees	20,202,631
Distribution fees
Class A	6,836,111
Class B	1,068,779
Class C	237,624
Class R	14,699
Class W	288,418
Transfer agent fees
Class A	6,546,715
Class B	259,118
Class C	56,432
Class R	6,877
Class R4	89,760
Class R5	41,552
Class W	291,019
Class Z	4,591
Administration fees	1,707,529
Plan administration fees
Class R4	176,703
Compensation of board members	49,325
Custodian fees	33,833
Printing and postage fees	325,480
Registration fees	79,918
Professional fees	77,227
Other	82,009

Total expenses	38,476,350
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,906,992)
Expense reductions	(21,730)

Total net expenses	35,547,628

Net investment income	45,457,701

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	285,934,945
Foreign currency translations	1,898
Futures contracts	(903,087)

Net realized gain	285,033,756
Net change in unrealized appreciation (depreciation) on:
Investments	(14,578,208)
Foreign currency translations	(13,766)
Futures contracts	1,944,587
Receivables for equity-linked notes (Note 9)	155,224

Net change in unrealized depreciation	(12,492,163)

Net realized and unrealized gain	272,541,593

Net increase in net assets resulting from operations	$317,999,294

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011(a)
Operations

Net investment income	$45,457,701	$44,530,560

Net realized gain	285,033,756	357,186,828

Net change in unrealized appreciation (depreciation)	(12,492,163)	366,707,106

Net increase in net assets resulting from operations	317,999,294	768,424,494

Distributions to shareholders:

Net investment income

Class A	(17,572,647)	(19,008,014)

Class I	(2,045,353)	(3,373,722)

Class R	(8,626)	(10,590)

Class R4	(466,567)	(1,315,233)

Class R5	(337,843)	(294,557)

Class W	(545,720)	—

Class Z	(19,213)	(28)

Total distributions to shareholders	(20,995,969)	(24,002,144)

Increase (decrease) in net assets from share transactions	(333,726,938)	(1,040,225,267)

Proceeds from regulatory settlements (Note 6)	62,511	—

Total decrease in net assets	(36,661,102)	(295,802,917)

Net assets at beginning of year	3,446,092,931	3,741,895,848

Net assets at end of year	$3,409,431,829	$3,446,092,931

Undistributed net investment income	$45,715,458	$20,517,037

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	16,229,478	97,653,362	17,256,630	96,547,939

Distributions reinvested	2,978,552	16,620,317	3,345,015	17,929,279

Redemptions	(69,586,153)	(407,403,428)	(95,444,367)	(516,184,850)

Net decrease	(50,378,123)	(293,129,749)	(74,842,722)	(401,707,632)

Class B shares

Subscriptions	147,035	870,485	319,662	1,607,960

Redemptions(b)	(6,754,873)	(40,727,621)	(12,986,729)	(72,105,534)

Net decrease	(6,607,838)	(39,857,136)	(12,667,067)	(70,497,574)

Class C shares

Subscriptions	1,086,984	6,292,900	493,082	2,647,136

Redemptions	(982,878)	(5,721,762)	(1,147,451)	(6,159,569)

Net increase (decrease)	104,106	571,138	(654,369)	(3,512,433)

Class I shares

Subscriptions	17,348,216	107,055,685	16,866,194	96,046,407

Distributions reinvested	365,214	2,045,199	627,059	3,373,579

Redemptions	(10,513,420)	(61,537,224)	(46,740,737)	(263,634,329)

Net increase (decrease)	7,200,010	47,563,660	(29,247,484)	(164,214,343)

Class R shares

Subscriptions	412,239	2,416,337	239,123	1,322,746

Distributions reinvested	433	2,422	441	2,365

Redemptions	(303,284)	(1,795,103)	(255,981)	(1,429,810)

Net increase (decrease)	109,388	623,656	(16,417)	(104,699)

Class R3 shares

Redemptions	—	—	(1,273)	(5,843)

Net increase (decrease)	—	—	(1,273)	(5,843)

Class R4 shares

Subscriptions	1,963,279	11,860,218	3,229,455	17,590,005

Distributions reinvested	83,164	466,547	244,463	1,315,211

Redemptions	(4,984,972)	(30,257,595)	(25,039,934)	(140,806,187)

Net decrease	(2,938,529)	(17,930,830)	(21,566,016)	(121,900,971)

Class R5 shares

Subscriptions	1,363,577	8,279,823	717,685	3,930,469

Distributions reinvested	60,531	337,763	54,941	294,486

Redemptions	(907,207)	(5,421,718)	(614,549)	(3,365,938)

Net increase	516,901	3,195,868	158,077	859,017

Class W shares

Subscriptions	5,218,996	30,489,329	7,467,760	40,157,177

Distributions reinvested	97,100	545,700	—	—

Redemptions	(11,577,509)	(66,267,206)	(62,136,413)	(321,143,444)

Net decrease	(6,261,413)	(35,232,177)	(54,668,653)	(280,986,267)

Class Z shares

Subscriptions	232,352	1,404,895	354,223	2,087,120

Distributions reinvested	2,184	12,233	—	—

Redemptions	(155,588)	(948,496)	(40,923)	(241,642)

Net increase	78,948	468,632	313,300	1,845,478

Total net decrease	(58,176,550)	(333,726,938)	(193,192,624)	(1,040,225,267)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Large Core Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
Class A	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.78		$4.74	$4.30	$5.88	$7.22

Income from investment operations:

Net investment income	0.08		0.06	0.05	0.09	0.09

Net realized and unrealized gain (loss)	0.51		1.02	0.54	(1.47)	(1.00)

Total from investment operations	0.59		1.08	0.59	(1.38)	(0.91)

Less distributions to shareholders:

Net investment income	(0.04)		(0.04)	(0.15)	(0.05)	(0.06)

Net realized gains	—		—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.04)		(0.04)	(0.15)	(0.20)	(0.43)

Proceeds from regulatory settlements	0.00(a)		—	—	—	—

Net asset value, end of period	$6.33		$5.78	$4.74	$4.30	$5.88

Total return	10.25%		22.76%	14.03%	(23.19%)	(13.40%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.17%		1.18%	1.15%	0.96%	0.96%

Net expenses after fees waived or expenses reimbursed(c)	1.08%	(d)	1.12%	1.00%	0.95%	0.96%

Net investment income	1.36%	(d)	1.19%	1.10%	2.11%	1.35%

Supplemental data

Net assets, end of period (in thousands)	$2,800,422		$2,845,786	$2,688,843	$692,100	$1,067,409

Portfolio turnover	71%		57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class B	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.74		$4.71	$4.27	$5.80	$7.12

Income from investment operations:

Net investment income	0.04		0.02	0.01	0.06	0.04

Net realized and unrealized gain (loss)	0.50		1.01	0.54	(1.44)	(0.99)

Total from investment operations	0.54		1.03	0.55	(1.38)	(0.95)

Less distributions to shareholders:

Net investment income	—		—	(0.11)	—	—

Net realized gains	—		—	—	(0.15)	(0.37)

Total distributions to shareholders	—		—	(0.11)	(0.15)	(0.37)

Proceeds from regulatory settlements	0.00(a)		—	—	—	—

Net asset value, end of period	$6.28		$5.74	$4.71	$4.27	$5.80

Total return	9.41%		21.87%	13.03%	(23.68%)	(14.07%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.92%		1.93%	1.93%	1.73%	1.72%

Net expenses after fees waived or expenses reimbursed(c)	1.83%	(d)	1.88%	1.78%	1.71%	1.72%

Net investment income	0.63%	(d)	0.44%	0.29%	1.35%	0.59%

Supplemental data

Net assets, end of period (in thousands)	$83,451		$114,107	$153,326	$15,588	$35,383

Portfolio turnover	71%		57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class C	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.68		$4.66	$4.24	$5.78	$7.11

Income from investment operations:

Net investment income	0.03		0.02	0.01	0.06	0.04

Net realized and unrealized gain (loss)	0.51		1.00	0.53	(1.44)	(0.99)

Total from investment operations	0.54		1.02	0.54	(1.38)	(0.95)

Less distributions to shareholders:

Net investment income	—		—	(0.12)	(0.01)	(0.01)

Net realized gains	—		—	—	(0.15)	(0.37)

Total distributions to shareholders	—		—	(0.12)	(0.16)	(0.38)

Proceeds from regulatory settlements	0.00(a)		—	—	—	—

Net asset value, end of period	$6.22		$5.68	$4.66	$4.24	$5.78

Total return	9.51%		21.89%	12.97%	(23.66%)	(14.11%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.92%		1.94%	1.92%	1.72%	1.72%

Net expenses after fees waived or expenses reimbursed(c)	1.83%	(d)	1.88%	1.77%	1.71%	1.72%

Net investment income	0.59%	(d)	0.44%	0.31%	1.35%	0.59%

Supplemental data

Net assets, end of period (in thousands)	$25,903		$23,061	$21,982	$2,105	$2,788

Portfolio turnover	71%		57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.82	$4.77	$4.33	$5.93	$7.27

Income from investment operations:

Net investment income	0.11	0.09	0.08	0.11	0.11

Net realized and unrealized gain (loss)	0.51	1.02	0.53	(1.49)	(0.99)

Total from investment operations	0.62	1.11	0.61	(1.38)	(0.88)

Less distributions to shareholders:

Net investment income	(0.06)	(0.06)	(0.17)	(0.07)	(0.09)

Net realized gains	—	—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.06)	(0.06)	(0.17)	(0.22)	(0.46)

Proceeds from regulatory settlements	0.00(a)	—	—	—	—

Net asset value, end of period	$6.38	$5.82	$4.77	$4.33	$5.93

Total return	10.85%	23.34%	14.38%	(22.90%)	(12.98%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.68%	0.71%	0.61%	0.56%	0.61%

Net expenses after fees waived or expenses reimbursed(c)	0.65%	0.69%	0.54%	0.56%	0.61%

Net investment income	1.77%	1.62%	1.66%	2.51%	1.69%

Supplemental data

Net assets, end of period (in thousands)	$279,293	$212,969	$314,251	$331,847	$391,425

Portfolio turnover	71%	57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class R	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.77		$4.73	$4.30	$5.88	$7.21

Income from investment operations:

Net investment income	0.06		0.05	0.03	0.08	0.08

Net realized and unrealized gain (loss)	0.52		1.01	0.54	(1.47)	(1.00)

Total from investment operations	0.58		1.06	0.57	(1.39)	(0.92)

Less distributions to shareholders:

Net investment income	(0.02)		(0.02)	(0.14)	(0.04)	(0.04)

Net realized gains	—		—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.02)		(0.02)	(0.14)	(0.19)	(0.41)

Proceeds from regulatory settlements	0.00(a)		—	—	—	—

Net asset value, end of period	$6.33		$5.77	$4.73	$4.30	$5.88

Total return	10.11%		22.51%	13.43%	(23.30%)	(13.51%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.41%		1.44%	1.43%	1.32%	1.41%

Net expenses after fees waived or expenses reimbursed(c)	1.32%	(d)	1.38%	1.36%	1.16%	1.16%

Net investment income	1.05%	(d)	0.92%	0.71%	1.92%	1.15%

Supplemental data

Net assets, end of period (in thousands)	$3,522		$2,579	$2,194	$3	$4

Portfolio turnover	71%		57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class R4	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.80	$4.76	$4.32	$5.91	$7.25

Income from investment operations:

Net investment income	0.09	0.08	0.06	0.10	0.10

Net realized and unrealized gain (loss)	0.52	1.00	0.54	(1.48)	(1.00)

Total from investment operations	0.61	1.08	0.60	(1.38)	(0.90)

Less distributions to shareholders:

Net investment income	(0.04)	(0.04)	(0.16)	(0.06)	(0.07)

Net realized gains	—	—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.04)	(0.04)	(0.16)	(0.21)	(0.44)

Proceeds from regulatory settlements	0.00(a)	—	—	—	—

Net asset value, end of period	$6.37	$5.80	$4.76	$4.32	$5.91

Total return	10.57%	22.83%	14.14%	(23.05%)	(13.26%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.06%	0.97%	0.92%	0.86%	0.91%

Net expenses after fees waived or expenses reimbursed(c)	0.95%	0.96%	0.85%	0.78%	0.84%

Net investment income	1.50%	1.39%	1.31%	2.28%	1.47%

Supplemental data

Net assets, end of period (in thousands)	$61,446	$73,036	$162,519	$89,591	$126,216

Portfolio turnover	71%	57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class R5	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.80	$4.75	$4.31	$5.90	$7.24

Income from investment operations:

Net investment income	0.10	0.09	0.07	0.11	0.11

Net realized and unrealized gain (loss)	0.51	1.02	0.54	(1.48)	(1.00)

Total from investment operations	0.61	1.11	0.61	(1.37)	(0.89)

Less distributions to shareholders:

Net investment income	(0.06)	(0.06)	(0.17)	(0.07)	(0.08)

Net realized gains	—	—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.06)	(0.06)	(0.17)	(0.22)	(0.45)

Proceeds from regulatory settlements	0.00(a)	—	—	—	—

Net asset value, end of period	$6.35	$5.80	$4.75	$4.31	$5.90

Total return	10.71%	23.38%	14.41%	(22.91%)	(13.09%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.80%	0.72%	0.68%	0.58%	0.66%

Net expenses after fees waived or expenses reimbursed(c)	0.70%	0.70%	0.61%	0.58%	0.66%

Net investment income	1.72%	1.61%	1.46%	2.48%	1.66%

Supplemental data

Net assets, end of period (in thousands)	$37,489	$31,225	$24,848	$3	$4

Portfolio turnover	71%	57%	75%	61%	58%

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class W	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.81		$4.73	$4.29	$5.86	$7.22

Income from investment operations:

Net investment income	0.08		0.06	0.06	0.09	0.08

Net realized and unrealized gain (loss)	0.51		1.02	0.53	(1.47)	(1.00)

Total from investment operations	0.59		1.08	0.59	(1.38)	(0.92)

Less distributions to shareholders:

Net investment income	(0.03)		—	(0.15)	(0.04)	(0.07)

Net realized gains	—		—	—	(0.15)	(0.37)

Total distributions to shareholders	(0.03)		—	(0.15)	(0.19)	(0.44)

Proceeds from regulatory settlements	0.00(a)		—	—	—	—

Net asset value, end of period	$6.37		$5.81	$4.73	$4.29	$5.86

Total return	10.23%		22.83%	13.93%	(23.21%)	(13.52%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.18%		1.17%	1.05%	1.01%	1.06%

Net expenses after fees waived or expenses reimbursed(c)	1.08%	(d)	1.12%	0.98%	1.01%	1.06%

Net investment income	1.35%	(d)	1.22%	1.27%	2.07%	1.22%

Supplemental data

Net assets, end of period (in thousands)	$115,408		$141,510	$373,927	$725,762	$1,355,144

Portfolio turnover	71%		57%	75%	61%	58%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year ended July 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$5.81		$4.98

Income from investment operations:

Net investment income	0.09		0.07

Net realized and unrealized gain	0.52		0.82

Total from investment operations	0.61		0.89

Less distributions to shareholders:

Net investment income	(0.06)		(0.06)

Total distributions to shareholders	(0.06)		(0.06)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$6.36		$5.81

Total return	10.59%		17.89%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.89%		0.89%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82%	(f)	0.83%	(d)

Net investment income	1.60%	(f)	1.52%	(d)

Supplemental data

Net assets, end of period (in thousands)	$2,496		$1,820

Portfolio turnover	71%		57%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Large Core Quantitative Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully

30	Annual Report 2012

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value

Annual Report 2012	31

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	1,136,369	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(903,087)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	1,944,587

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	1,999

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

32	Annual Report 2012

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.61% of the Fund’s average daily net assets, including annualized adjustments of 0.02% resulting from the termination of the Fund’s performance incentive adjustment arrangement.

Annual Report 2012	33

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $12,518.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class R	0.23
Class R4	0.05	*
Class R5	0.05	*
Class W	0.25
Class Z	0.22

*	The Investment Manager waived a portion of the transfer agent fees for Class R4 and Class R5 shares so that the total transfer agent fees did not exceed 0.05% annually of the average daily net assets attributable to each of Class R4 and R5 shares.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $101,924. The liability remaining at July 31, 2012 for non-recurring charges associated with the lease amounted to $53,749 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2012 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the

34	Annual Report 2012

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Statement of Operations. For the year ended July 31, 2012, these minimum account balance fees reduced total expenses by $21,730.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,885,000 and $1,296,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,225,453 for Class A, $77,311 for Class B and $1,516 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.06%
Class B	1.81
Class C	1.81
Class I	0.64
Class R	1.31
Class R4	0.94
Class R5	0.69
Class W	1.06
Class Z	0.81

Prior to October 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.07%
Class B	1.82
Class C	1.82
Class I	0.64
Class R	1.32
Class R4	0.94
Class R5	0.69
Class W	1.07
Class Z	0.82

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through November 30, 2013, unless sooner terminated at the

Annual Report 2012	35

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.20%
Class B	1.95
Class C	1.95
Class I	0.75
Class R	1.45
Class R4	1.05
Class R5	0.80
Class W	1.20
Class Z	0.95

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, investments in partnerships, re-characterization of real estate investment trust (REIT) distributions, and futures contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$736,689
Accumulated net realized loss	(3,510,521)
Paid-in capital	2,773,832

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2012 ($)	Year Ended July 31, 2011 ($)
Ordinary income	20,995,969	24,002,144

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$45,870,119
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,068,238,393)
Unrealized appreciation	474,672,195

At July 31, 2012 the cost of investments for federal income tax purposes was $3,649,249,972 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$603,187,673
Unrealized depreciation	(128,757,161)
Net unrealized appreciation	$474,430,512

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	94,158,232
2017	1,377,004,445
2018	597,075,716
Total	2,068,238,393

For the year ended July 31, 2012, $262,017,786 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,352,066,190 and $2,644,909,159, respectively, for the year ended July 31, 2012.

Note 6. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $62,511 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from

36	Annual Report 2012

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

the settlement (the Fund was not a party to the proceedings). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $698,205,232 were on loan, secured by U.S. government and agency securities valued at $297 and by cash collateral of $716,476,977 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At July 31, 2012, the value of the receivable balances was approximately $646,416, which represented 0.02% of the Fund’s net assets.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based

Annual Report 2012	37

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended July 31, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2012

Columbia Large Core Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Large Core Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Core Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

Annual Report 2012	39

Columbia Large Core Quantitative Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

40	Annual Report 2012

Columbia Large Core Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.0%
Dividends Received Deduction for corporations	100.0%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	41

Columbia Large Core Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel);

McMoRan Exploration Company (oil and gas

exploration and

development); former

Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

42	Annual Report 2012

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Annual Report 2012	43

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

44	Annual Report 2012

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012,

respectively (previously

President, Chairman of

the Board and Chief

Investment Officer, 2001-April 2010); Chief Executive Officer, U.S.

Asset Management &

President, Annuities,

Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer,

2005-April 2010 and

Senior Vice President —

Chief Investment Officer, 2001-2005);

Director and Chief Executive Officer,

Columbia Management

Investment Distributors,

Inc. since May 2010

and February 2012,

respectively (previously

Chairman of the Board and Chief Executive Officer, 2006-April 2010).

			208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2012	45

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and

Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005;

Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

46	Annual Report 2012

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	47

Columbia Large Core Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Core Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance

48	Annual Report 2012

Columbia Large Core Quantitative Fund

Approval of Investment Management Services Agreement (continued)

of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	49

Columbia Large Core Quantitative Fund

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50	Annual Report 2012

Columbia Large Core Quantitative Fund

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Annual Report 2012	51

Columbia Large Core Quantitative Fund

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52	Annual Report 2012

Columbia Large Core Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	53

Columbia Large Core Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6263 M (9/12)

Annual Report July 31, 2012

Columbia Large Growth Quantitative Fund

Columbia Large Growth Quantitative Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Large Growth Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Large Growth Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Growth Quantitative Fund (the Fund) Class A shares gained 24.31% (excluding sales charges) for the 10 months ended July 31, 2012.

>	The Fund’s return outperformed the Russell 1000 Growth Index, which rose 23.38% for the same time frame.

>	The Fund’s strong relative results can be attributed primarily to effective stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	10 Months cumulative	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		24.31	7.81	1.87	1.31
Including sales charges		17.17	1.57	0.67	0.17
Class B	05/17/07
Excluding sales charges		23.37	6.92	1.08	0.53
Including sales charges		18.37	2.37	0.75	0.37
Class C	05/17/07
Excluding sales charges		23.46	6.88	1.10	0.53
Including sales charges		22.46	5.97	1.10	0.53
Class I	05/17/07	24.64	8.17	2.34	1.78
Class R	05/17/07	24.04	7.42	1.65	1.07
Class R4	05/17/07	24.45	7.97	2.09	1.52
Class W*	08/01/08	24.13	7.72	1.88	1.32
Class Z*	09/27/10	24.46	7.94	1.91	1.34
Russell 1000 Growth Index		23.38	8.26	3.46	3.11

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Large Growth Quantitative Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (May 17, 2007 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Growth Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Oliver Buckley

Brian Condon, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Large Growth Quantitative Fund approved the change of the Fund’s fiscal year end from September 30 to July 31. As a result, this report covers the 10-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

At July 31, 2012, approximately 33% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, Inc. (Columbia). As a result of asset allocation decisions made by Columbia, it is possible that Columbia Large Growth Quantitative Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 18, Class I capital share transactions for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Large Growth Quantitative Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund’s expenses, see the discussions beginning on pages 7 and 31.

For the 10-month period that ended July 31, 2012, the Fund’s Class A shares gained 24.31% excluding sales charges. The Fund’s return outperformed the Russell 1000 Growth Index (Russell Index), which rose 23.38%. The Fund’s strong relative results can be attributed primarily to effective stock selection.

Pronounced Market Volatility Characterized U.S. Equity Market

U.S. equity market volatility was pronounced during the reporting period. During the fourth quarter of 2011 and first quarter of 2012, U.S. equity markets logged strong returns, as U.S. economic data surprised on the upside and fears of recession abated somewhat. Indeed, the U.S. equity market delivered its strongest first quarter gains in more than 10 years. Sentiment reversed during the second quarter of 2012, with a pullback in the U.S. equity market driven by disappointing economic data that raised concerns this economic cycle may never hit full stride. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems also weighed on investors as did a slowdown in emerging market growth and lackluster job formation at home. In July, the U.S. equity market rose modestly despite mixed signals about the U.S. economy and continuing fears about the Eurozone’s stability.

Effective Stock Selection Boosted Fund Performance

Given the volatility of the U.S. equity market during the reporting period, stock selection was critical to Fund performance. Stock selection was strongest in the materials, consumer staples and information technology sectors.

From an individual security perspective, the top contributors to the Fund’s results relative to the Russell Index were diversified chemicals company LyondellBasell Industries, information technology giant Apple, petroleum refiner HollyFrontier and tobacco company Philip Morris International. The Fund had larger positions than the Russell Index in each of these holdings, and each significantly outpaced the Russell Index overall. Having a more modest position than the Russell Index in Freeport-McMoRan Copper & Gold also was a major contributor to the Fund’s results, as the metals mining company significantly lagged the Russell Index overall.

4	Annual Report 2012

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance (continued)

Industrials Holdings Hampered Returns Most

Stock selection in the industrials, consumer discretionary and health care sectors detracted most from the Fund’s relative performance during the reporting period. The Fund’s greatest individual detractors were mattress and pillow manufacturer Tempur-Pedic International, technology-oriented degree program provider ITT Educational Services, commercial printer RR Donnelley & Sons, oil and gas drilling services company Patterson-UTI Energy and semiconductor manufacturer Advanced Micro Devices. The Fund had larger positions than the Russell Index in each of these holdings, and each significantly lagged the Russell Index overall.

Quality Theme Added the Most Value

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed particularly well, consistent with investors’ cautious sentiment and preference for defensive stocks. The Catalyst theme, which attempts to identify stocks that have strong business and market momentum relative to their peers, also contributed to overall Fund performance during the reporting period and did so more consistently through time and across all sectors. Amidst the volatile market conditions, investors appeared to favor companies delivering increased earnings. The Valuation sub-component of our model, which attempts to help the Fund capitalize on stocks that look inexpensive relative to their peers, did not add value during the reporting period, as inexpensive stocks tended not to be able to deliver increases in earnings.

Portfolio Construction Process Guided Investment Changes

Our portfolio construction process limits the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. For risk control, we also apply constraints on market capitalization and beta. In addition, we limit portfolio turnover in an effort to keep implementation costs low. Still, there were some changes in sector allocation during the reporting period as a result of the Fund’s bottom-up stock selection process, though all changes were modest. Since our risk control process is designed to keep sector weightings essentially in line with the Russell Index, the largest weight difference between the Fund and the Russell Index at the end of the reporting period was in information technology, at just more than 1%.

During the reporting period, we enhanced our information technology sector model by creating different models with different allocations to the themes for hardware, software and semiconductor companies. We also changed our theme weights in the energy sector, although we kept intact the division of companies into exploration and production, equipment and services, and refining and distribution.

Looking Ahead

At the end of the reporting period, investors appeared to be looking for signals from the Federal Reserve (the Fed) that additional liquidity measures might be implemented to spur on the fragile global economy. But we believe the Fed may be reaching the limits of its abilities to prop up the economy. With government policy playing a greater role in driving the financial markets, focus had nervously turned to the November U.S. presidential election and the scheduled year-end expiration of tax cuts and economic stimulus. Meanwhile, China’s economy was beginning to slow. If the global macro trends seen toward the end of the reporting period

Top Ten Holdings (%) (at July 31, 2012)
Apple, Inc.	9.9
Microsoft Corp.	4.9
Google, Inc., Class A	4.0
Philip Morris International, Inc.	3.9
Wal-Mart Stores, Inc.	3.3
Abbott Laboratories	2.7
Verizon Communications, Inc.	2.6
Oracle Corp.	2.4
Mastercard, Inc., Class A	2.4
Simon Property Group, Inc.	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2012)
Common Stocks	98.5
Consumer Discretionary	15.1
Consumer Staples	13.1
Energy	4.2
Financials	4.2
Health Care	11.9
Industrials	12.4
Information Technology	30.7
Materials	3.9
Telecommunication Services	2.5
Utilities	0.5
Other (a)	1.5

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance (continued)

continue to deteriorate, such conditions could drive more volatility, which, in turn, could provide more potential capitalization opportunities for the Fund.

Given this view, we intend to continue to use our quantitative-based themes in our stock selection process. Consistent with our disciplined approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in whatever market conditions lie ahead.

6	Annual Report 2012

Columbia Large Growth Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.10	1,019.05	5.99	5.87	1.17
Class B	1,000.00	1,000.00	1,055.70	1,015.32	9.81	9.62	1.92
Class C	1,000.00	1,000.00	1,055.70	1,015.32	9.81	9.62	1.92
Class I	1,000.00	1,000.00	1,062.00	1,021.18	3.79	3.72	0.74
Class R	1,000.00	1,000.00	1,058.40	1,017.80	7.27	7.12	1.42
Class R4	1,000.00	1,000.00	1,060.80	1,019.79	5.23	5.12	1.02
Class W	1,000.00	1,000.00	1,058.50	1,019.05	5.99	5.87	1.17
Class Z	1,000.00	1,000.00	1,061.10	1,020.29	4.71	4.62	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Large Growth Quantitative Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)

Consumer Discretionary 15.1%
Diversified Consumer Services 0.9%

ITT Educational Services, Inc.(a)(b)	128,600	4,992,252

Hotels, Restaurants & Leisure 1.1%

McDonald’s Corp.	15,900	1,420,824

Yum! Brands, Inc.	76,400	4,953,776

Total		6,374,600

Leisure Equipment & Products 1.0%

Polaris Industries, Inc.	71,900	5,404,004

Media 4.9%

DIRECTV, Class A(b)	253,100	12,568,946

DISH Network Corp., Class A	223,800	6,884,088

McGraw-Hill Companies, Inc. (The)	183,500	8,617,160

Total		28,070,194

Specialty Retail 6.7%

Aaron’s, Inc.(a)	335,187	9,831,035

Advance Auto Parts, Inc.	28,200	1,978,230

Home Depot, Inc. (The)	111,000	5,791,980

Ross Stores, Inc.	139,610	9,275,688

TJX Companies, Inc.	258,664	11,453,642

Total		38,330,575

Textiles, Apparel & Luxury Goods 0.5%

Coach, Inc.	58,223	2,872,141

Total Consumer Discretionary		86,043,766

Consumer Staples 13.1%
Beverages 1.8%

Coca-Cola Co. (The)(a)	29,600	2,391,680

Coca-Cola Enterprises, Inc.	280,333	8,219,364

Total		10,611,044

Food & Staples Retailing 4.8%

Kroger Co. (The)	375,443	8,323,571

Safeway, Inc.(a)	37,300	580,015

Wal-Mart Stores, Inc.	244,965	18,232,745

Total		27,136,331

Food Products 1.4%

Campbell Soup Co.(a)	244,258	8,087,382

Personal Products 0.4%

Herbalife Ltd.(a)	38,200	2,096,798

Tobacco 4.7%

Altria Group, Inc.	142,224	5,115,797

Philip Morris International, Inc.	236,600	21,634,704

Total		26,750,501

Total Consumer Staples		74,682,056

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 4.2%
Energy Equipment & Services 2.3%

National Oilwell Varco, Inc.	78,400	5,668,320

Oceaneering International, Inc.	134,200	6,936,798

RPC, Inc.(a)	25,100	337,595

Total		12,942,713

Oil, Gas & Consumable Fuels 1.9%

Apache Corp.	54,207	4,668,307

Exxon Mobil Corp.(c)	48,618	4,222,473

HollyFrontier Corp.	56,100	2,097,579

Total		10,988,359

Total Energy		23,931,072

Financials 4.2%
Capital Markets 0.4%

BlackRock, Inc.	12,400	2,111,224

Commercial Banks 0.2%

Wells Fargo & Co.	30,000	1,014,300

Consumer Finance 0.7%

Discover Financial Services	109,576	3,940,353

Diversified Financial Services 0.5%

IntercontinentalExchange, Inc.(b)	13,300	1,745,226

Moody’s Corp.(a)	32,600	1,321,278

Total		3,066,504

Real Estate Investment Trusts (REITs) 2.4%

Digital Realty Trust, Inc.(a)	7,000	546,490

Simon Property Group, Inc.(a)	83,100	13,336,719

Total		13,883,209

Total Financials		24,015,590

Health Care 11.9%
Biotechnology 0.9%

Amgen, Inc.	64,000	5,286,400

Health Care Equipment & Supplies 1.8%

Becton Dickinson and Co.(a)	7,500	567,825

Hill-Rom Holdings, Inc.	95,100	2,486,865

St. Jude Medical, Inc.	141,500	5,286,440

Zimmer Holdings, Inc.	26,400	1,555,752

Total		9,896,882

Health Care Providers & Services 2.6%

AmerisourceBergen Corp.(a)	260,800	10,353,760

McKesson Corp.	48,400	4,391,332

Total		14,745,092

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 0.7%

Charles River Laboratories International, Inc.(b)	90,900	3,093,327

Covance, Inc.(b)	19,500	915,330

Total		4,008,657

Pharmaceuticals 5.9%

Abbott Laboratories(a)	225,495	14,952,573

Eli Lilly & Co.	221,519	9,753,482

Johnson & Johnson(a)	46,400	3,211,808

Warner Chilcott PLC, Class A(b)	331,300	5,632,100

Total		33,549,963

Total Health Care		67,486,994

Industrials 12.4%
Aerospace & Defense 1.9%

Lockheed Martin Corp.(a)	124,223	11,089,387

Air Freight & Logistics 2.3%

United Parcel Service, Inc., Class B(a)	171,400	12,959,554

Airlines 1.1%

Delta Air Lines, Inc.(b)	352,100	3,397,765

United Continental Holdings, Inc.(a)(b)	148,200	2,799,498

Total		6,197,263

Commercial Services & Supplies 0.6%

Pitney Bowes, Inc.(a)	251,900	3,365,384

Construction & Engineering 0.7%

Chicago Bridge & Iron Co. NV	106,800	3,817,032

Electrical Equipment 0.6%

Emerson Electric Co.	68,256	3,260,589

Machinery 3.4%

Illinois Tool Works, Inc.	180,100	9,786,634

Parker Hannifin Corp.(a)	119,971	9,636,071

Total		19,422,705

Professional Services 1.8%

Dun & Bradstreet Corp. (The)(a)	126,600	10,152,054

Total Industrials		70,263,968

Information Technology 30.8%
Communications Equipment 0.7%

QUALCOMM, Inc.	59,400	3,544,992

Computers & Peripherals 10.6%

Apple, Inc.(b)	91,011	55,585,878

EMC Corp.(b)	181,900	4,767,599

Total		60,353,477

Common Stocks (continued)
Issuer	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.5%

Dolby Laboratories, Inc., Class A(a)(b)	83,800	2,953,950

Internet Software & Services 3.9%

Google, Inc., Class A(b)	35,240	22,305,863

IT Services 4.6%

International Business Machines Corp.(a)	56,020	10,978,800

Lender Processing Services, Inc.	29,500	727,765

Mastercard, Inc., Class A	31,100	13,577,327

Visa, Inc., Class A	7,800	1,006,746

Total		26,290,638

Semiconductors & Semiconductor Equipment 1.6%

Advanced Micro Devices, Inc.(a)(b)	976,200	3,963,372

Broadcom Corp., Class A	101,300	3,432,044

Linear Technology Corp.(a)	55,400	1,786,650

Total		9,182,066

Software 8.9%

Microsoft Corp.	926,790	27,312,501

Oracle Corp.	453,900	13,707,780

VMware, Inc., Class A(a)(b)	102,200	9,275,672

Total		50,295,953

Total Information Technology		174,926,939

Materials 3.9%
Chemicals 3.2%

CF Industries Holdings, Inc.	52,600	10,296,976

LyondellBasell Industries NV, Class A	87,900	3,914,187

PPG Industries, Inc.	39,600	4,334,616

Total		18,545,779

Metals & Mining 0.7%

Cliffs Natural Resources, Inc.(a)	43,234	1,767,838

Southern Copper Corp.(a)	63,000	2,033,640

Total		3,801,478

Total Materials		22,347,257

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%

Verizon Communications, Inc.(a)	321,100	14,494,454

Total Telecommunication Services		14,494,454

Utilities 0.5%
Gas Utilities 0.5%

ONEOK, Inc.	57,600	2,563,776

Total Utilities		2,563,776

Total Common Stocks (Cost: $467,964,486)		560,755,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Money Market Funds 1.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.153%(d)(e)		8,515,604	8,515,604

Total Money Market Funds (Cost: $8,515,604)			8,515,604

Investments of Cash Collateral Received for Securities on Loan 23.1%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 4.2%
Atlantis One
10/11/12	0.541%	3,989,020	3,989,020

Barton Capital Corporation
08/06/12	0.250%	4,999,757	4,999,757

Cancara Asset Securitisation LLC
08/07/12	0.255%	2,999,426	2,999,426

Rhein-Main Securitisation Ltd.
08/28/12	0.500%	3,858,285	3,858,285

Royal Park Investments Funding Corp.
08/14/12	0.700%	2,998,133	2,998,133

Sheffield Receivable Corp.
10/09/12	0.320%	4,996,356	4,996,356

Total			23,840,977

Certificates of Deposit 4.4%
Development Bank of Singapore Ltd.
08/20/12	0.250%	5,000,000	5,000,000

Landeskreditbank Baden-Wuerttemberg — Foerderbank
08/20/12	0.260%	2,000,000	2,000,000

Mizuho Corporate Bank Ltd.
10/25/12	0.340%	5,000,000	5,000,000

Pohjola Bank PLC
08/21/12	0.380%	5,000,000	5,000,000

Skandinaviska Enskilda Banken
10/31/12	0.350%	5,000,000	5,000,000

Union Bank of Switzerland
10/11/12	0.350%	3,000,000	3,000,000

Total			25,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Commercial Paper 0.3%
Development Bank of Singapore Ltd.
08/02/12	0.551%	1,994,683	1,994,683

Repurchase Agreements 14.2%
Citibank NA dated 07/31/12, matures 08/01/12, repurchase price
20,000,100(f)	0.180%	20,000,000	20,000,000

Citigroup Global Markets, Inc. dated 07/31/12, matures 08/01/12, repurchase price
15,000,079(f)	0.190%	15,000,000	15,000,000

Mizuho Securities USA, Inc. dated 07/31/12, matures 08/01/12, repurchase price
15,000,088(f)	0.210%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price
15,000,083(f)	0.200%	15,000,000	15,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price
10,000,056(f)	0.200%	10,000,000	10,000,000

Societe Generale dated 07/31/12, matures 08/01/12, repurchase price
5,543,182(f)	0.190%	5,543,153	5,543,153

Total			80,543,153

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $131,378,813)			131,378,813

Total Investments (Cost: $607,858,903)			700,650,289

Other Assets & Liabilities, Net			(131,855,550)

Net Assets			568,794,739

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	27	9,278,550	Sept. 2012	289,282	—

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments

(a)	At July 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At July 31, 2012, investments in securities included securities valued at $2,605,500 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	5,983,164	144,144,345	(141,611,905)	—	8,515,604	11,775	8,515,604

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.180%)
Fannie Mae REMICS	8,934,824

Fannie Mae-Aces	1,731,712

Freddie Mac REMICS	8,238,991

Government National Mortgage Association	1,494,473

Total Market Value of Collateral Securities	20,400,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	1,544,999

Fannie Mae REMICS	4,744,732

Fannie Mae-Aces	360,421

Freddie Mac Gold Pool	779,979

Freddie Mac Non Gold Pool	130,401

Freddie Mac REMICS	3,813,563

Ginnie Mae I Pool	185,613

Ginnie Mae II Pool	764,882

Government National Mortgage Association	2,975,410

Total Market Value of Collateral Securities	15,300,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	6,923,808

Freddie Mac Gold Pool	99,212

Freddie Mac Non Gold Pool	656,622

Freddie Mac REMICS	1,197,894

Ginnie Mae I Pool	374,120

Ginnie Mae II Pool	6,048,344

Total Market Value of Collateral Securities	15,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Fannie Mae Pool	2,288,646

Fannie Mae REMICS	4,764,575

Federal National Mortgage Association	519,076

Freddie Mac Gold Pool	168,139

Freddie Mac Non Gold Pool	480,822

Freddie Mac REMICS	3,399,540

Ginnie Mae	102,544

Government National Mortgage Association	3,576,743

Total Market Value of Collateral Securities	15,300,085

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	6,899,677

Ginnie Mae II Pool	3,300,323

Total Market Value of Collateral Securities	10,200,000

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	4,351,881

Freddie Mac Gold Pool	1,302,135

Total Market Value of Collateral Securities	5,654,016

Abbreviation Legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	86,043,766	—	—	86,043,766

Consumer Staples	74,682,056	—	—	74,682,056

Energy	23,931,072	—	—	23,931,072

Financials	24,015,590	—	—	24,015,590

Health Care	67,486,994	—	—	67,486,994

Industrials	70,263,968	—	—	70,263,968

Information Technology	174,926,939	—	—	174,926,939

Materials	22,347,257	—	—	22,347,257

Telecommunication Services	14,494,454	—	—	14,494,454

Utilities	2,563,776	—	—	2,563,776

Total Equity Securities	560,755,872	—	—	560,755,872

Other

Money Market Funds	8,515,604	—	—	8,515,604

Investments of Cash Collateral Received for Securities on Loan	—	131,378,813	—	131,378,813

Total Other	8,515,604	131,378,813	—	139,894,417

Investments in Securities	569,271,476	131,378,813	—	700,650,289

Derivatives

Assets

Futures Contracts	289,282	—	—	289,282

Total	569,560,758	131,378,813	—	700,939,571

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $467,964,486)	$560,755,872

Affiliated issuers (identified cost $8,515,604)	8,515,604

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $50,835,660)	50,835,660

Repurchase agreements (identified cost $80,543,153)	80,543,153

Total investments (identified cost $607,858,903)	700,650,289

Receivable for:

Capital shares sold	291,319

Dividends	344,433

Interest	186,861

Expense reimbursement due from Investment Manager	1,636

Total assets	701,474,538

Liabilities

Due upon return of securities on loan	131,378,813

Payable for:

Capital shares purchased	1,048,137

Variation margin on futures contracts	39,825

Investment management fees	10,646

Distribution fees	2,665

Transfer agent fees	74,618

Administration fees	924

Compensation of board members	31,492

Other expenses	92,679

Total liabilities	132,679,799

Net assets applicable to outstanding capital stock	$568,794,739

Represented by

Paid-in capital	$429,479,414

Undistributed net investment income	5,710,295

Accumulated net realized gain	40,524,362

Unrealized appreciation (depreciation) on:

Investments	92,791,386

Futures contracts	289,282

Total — representing net assets applicable to outstanding capital stock	$568,794,739

* Value of securities on loan	$129,475,095

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$286,931,977

Shares outstanding	33,894,280

Net asset value per share(a)	$8.47

Maximum offering price per share	$8.99

Class B

Net assets	$1,247,748

Shares outstanding	149,575

Net asset value per share	$8.34

Class C

Net assets	$2,514,728

Shares outstanding	301,494

Net asset value per share	$8.34

Class I

Net assets	$189,838,624

Shares outstanding	22,180,962

Net asset value per share	$8.56

Class R

Net assets	$8,518

Shares outstanding	1,000

Net asset value per share	$8.52

Class R4

Net assets	$8,549

Shares outstanding	1,000

Net asset value per share	$8.55

Class W

Net assets	$87,809,535

Shares outstanding	10,325,930

Net asset value per share	$8.50

Class Z

Net assets	$435,060

Shares outstanding	51,141

Net asset value per share	$8.51

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Large Growth Quantitative Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$9,832,436	$14,573,086
Interest	—	1,917
Dividends from affiliates	11,775	21,834
Income from securities lending — net	1,180,423	221,235
Foreign taxes withheld	(192,112)	(7,914)

Total income	10,832,522	14,810,158

Expenses:
Investment management fees	3,294,337	4,402,170
Distribution fees
Class A	638,834	879,911
Class B	13,799	24,630
Class C	18,063	19,012
Class R	36	45
Class W	182,235	304,053
Transfer agent fees
Class A	612,623	859,417
Class B	3,571	6,018
Class C	4,231	4,624
Class R	17	22
Class R4	4	5
Class W	184,512	299,147
Class Z	602	165
Administration fees	285,760	410,431
Plan administration fees
Class R4	18	23
Compensation of board members	10,763	24,749
Custodian fees	6,923	17,247
Printing and postage fees	87,917	70,434
Registration fees	109,657	157,202
Professional fees	37,684	28,979
Other	12,834	40,519

Total expenses	5,504,420	7,548,803
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(406,292)	(1,780)
Expense reductions	(20)	(60)

Total net expenses	5,098,108	7,546,963

Net investment income	5,734,414	7,263,195

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	42,598,968	89,419,200
Futures contracts	1,308,205	2,637,130

Net realized gain	43,907,173	92,056,330
Net change in unrealized appreciation (depreciation) on:
Investments	76,671,984	(57,614,579)
Futures contracts	824,707	(630,875)

Net change in unrealized appreciation (depreciation)	77,496,691	(58,245,454)

Net realized and unrealized gain	121,403,864	33,810,876

Net increase in net assets resulting from operations	$127,138,278	$41,074,071

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations

Net investment income	$5,734,414	$7,263,195	$4,849,734

Net realized gain	43,907,173	92,056,330	73,158,980

Net change in unrealized appreciation (depreciation)	77,496,691	(58,245,454)	6,370,080

Net increase in net assets resulting from operations	127,138,278	41,074,071	84,378,794

Distributions to shareholders from:

Net investment income

Class A	(2,197,708)	(2,322,522)	(1,422,994)

Class C	(1,344)	(130)	—

Class I	(2,056,677)	(2,610,778)	(1,465,477)

Class R	(48)	(39)	(1)

Class R3	—	—	(18)

Class R4	(91)	(65)	(44)

Class R5	—	—	(50)

Class W	(549,906)	(1,066,588)	(991,213)

Class Z	(1,830)	(194)	—

Net realized gains

Class A	(43,181,873)	(17,771,094)	—

Class B	(238,206)	(136,041)	—

Class C	(280,056)	(93,287)	—

Class I	(22,684,983)	(11,941,305)	—

Class R	(1,279)	(467)	—

Class R4	(1,279)	(467)	—

Class W	(11,733,225)	(8,756,783)	—

Class Z	(22,545)	(892)	—

Total distributions to shareholders	(82,951,050)	(44,700,652)	(3,879,797)

Increase (decrease) in net assets from share transactions	(49,978,010)	(173,894,151)	(1,769,542)

Total increase (decrease) in net assets	(5,790,782)	(177,520,732)	78,729,455

Net assets at beginning of year	574,585,521	752,106,253	673,376,798

Net assets at end of year	$568,794,739	$574,585,521	$752,106,253

Undistributed net investment income	$5,710,295	$4,787,460	$3,564,595

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	1,762,074	14,645,155	9,061,583	78,901,223	20,468,295	159,377,959

Distributions reinvested	6,023,174	44,993,103	2,283,735	19,914,167	176,408	1,411,216

Redemptions	(13,232,091)	(113,079,533)	(13,224,707)	(118,584,834)	(15,948,874)	(127,699,576)

Net increase (decrease)	(5,446,843)	(53,441,275)	(1,879,389)	(19,769,444)	4,695,829	33,089,599

Class B shares

Subscriptions	23,247	191,901	20,312	181,029	42,487	345,803

Distributions reinvested	31,830	235,221	15,480	133,903	—	—

Redemptions(c)	(100,180)	(824,945)	(153,580)	(1,400,495)	(211,493)	(1,674,029)

Net decrease	(45,103)	(397,823)	(117,788)	(1,085,563)	(169,006)	(1,328,226)

Class C shares

Subscriptions	110,643	905,638	60,153	536,979	50,330	401,898

Distributions reinvested	21,629	159,844	5,713	49,417	—	—

Redemptions	(50,414)	(416,576)	(50,124)	(435,315)	(56,440)	(444,044)

Net increase (decrease)	81,858	648,906	15,742	151,081	(6,110)	(42,146)

Class I shares

Subscriptions	6,121,042	51,603,405	1,888,271	17,066,004	4,016,554	32,448,231

Distributions reinvested	3,285,652	24,740,962	1,655,495	14,551,798	182,044	1,465,450

Redemptions	(7,229,446)	(61,532,563)	(10,654,518)	(98,177,673)	(4,322,154)	(34,516,580)

Net increase (decrease)	2,177,248	14,811,804	(7,110,752)	(66,559,871)	(123,556)	(602,899)

Class R3 shares

Redemptions	—	—	—	—	(1,000)	(10,000)

Net increase (decrease)	—	—	—	—	(1,000)	(10,000)

Class R4 shares

Subscriptions	—	—	—	—	683	5,344

Distributions reinvested	—	—	—	—	2	15

Redemptions	—	—	—	—	(710)	(5,819)

Net increase (decrease)	—	—	—	—	(25)	(460)

Class R5 shares

Redemptions	—	—	—	—	(1,000)	(10,000)

Net increase (decrease)	—	—	—	—	(1,000)	(10,000)

Class W shares

Subscriptions	1,938,898	16,399,225	2,747,164	24,284,312	8,154,325	63,783,064

Distributions reinvested	1,637,650	12,282,365	1,122,637	9,823,071	123,590	991,192

Redemptions	(4,656,595)	(40,561,600)	(13,607,899)	(120,877,826)	(12,137,067)	(97,642,166)

Net decrease	(1,080,047)	(11,880,010)	(9,738,098)	(86,770,443)	(3,859,152)	(32,867,910)

Class Z shares

Subscriptions	45,685	365,184	24,878	229,182	297	2,500

Distributions reinvested	1,653	12,384	104	917	—	—

Redemptions	(11,581)	(97,180)	(9,895)	(90,010)	—	—

Net increase	35,757	280,388	15,087	140,089	297	2,500

Total net increase (decrease)	(4,277,130)	(49,978,010)	(18,815,198)	(173,894,151)	536,277	(1,769,542)

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from prior years have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Large Growth Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,	Year Ended September 30,
Class A	2012(a)	2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.04	$8.32	$7.50	$7.65	$10.36	$10.07

Income from investment operations:

Net investment income	0.07	0.08	0.04	0.05	0.05	0.01

Net realized and unrealized gain (loss)	1.70	0.17	0.81	(0.16)	(2.71)	0.28

Total from investment operations	1.77	0.25	0.85	(0.11)	(2.66)	0.29

Less distributions to shareholders:

Net investment income	(0.06)	(0.06)	(0.03)	(0.04)	(0.04)	—

Net realized gains	(1.28)	(0.47)	—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.34)	(0.53)	(0.03)	(0.04)	(0.05)	—

Net asset value, end of period	$8.47	$8.04	$8.32	$7.50	$7.65	$10.36

Total return	24.31%	2.49%	11.39%	(1.27%)	(25.78%)	2.88%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.29%(e)	1.23%	1.23%	1.22%	1.13%	1.44%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.19%(e)(g)	1.23%(g)	1.21%	1.22%	1.13%	1.38%(e)

Net investment income	1.07%(e)(g)	0.88%(g)	0.51%	0.71%	0.51%	0.22%(e)

Supplemental data

Net assets, end of period (in thousands)	$286,932	$316,366	$343,147	$274,024	$25,776	$4,279

Portfolio turnover	65%	57%	98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class B	2012(a)		2011		2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$7.93		$8.22		$7.43	$7.58	$10.33	$10.07

Income from investment operations:

Net investment income (loss)	0.02		0.01		(0.02)	(0.00)(c)	(0.02)	(0.02)

Net realized and unrealized gain (loss)	1.67		0.17		0.81	(0.15)	(2.69)	0.28

Total from investment operations	1.69		0.18		0.79	(0.15)	(2.71)	0.26

Less distributions to shareholders:

Net investment income	—		—		—	(0.00)(c)	(0.03)	—

Net realized gains	(1.28)		(0.47)		—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.28)		(0.47)		—	(0.00)(c)	(0.04)	—

Net asset value, end of period	$8.34		$7.93		$8.22	$7.43	$7.58	$10.33

Total return	23.37%		1.68%		10.63%	(1.97%)	(26.35%)	2.58%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.06%	(e)	1.97%		2.00%	1.99%	1.89%	2.17%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.94%	(e)(g)	1.97%	(g)	1.98%	1.99%	1.89%	2.14%(e)

Net investment income (loss)	0.34%	(e)(g)	0.12%	(g)	(0.30%)	(0.02%)	(0.25%)	(0.49%)(e)

Supplemental data

Net assets, end of period (in thousands)	$1,248		$1,543		$2,568	$3,579	$2,912	$327

Portfolio turnover	65%		57%		98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class C	2012(a)		2011		2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$7.93		$8.22		$7.43	$7.58	$10.33	$10.07

Income from investment operations:

Net investment income (loss)	0.02		0.01		(0.02)	(0.00)(c)	(0.02)	(0.02)

Net realized and unrealized gain (loss)	1.68		0.17		0.81	(0.15)	(2.70)	0.28

Total from investment operations	1.70		0.18		0.79	(0.15)	(2.72)	0.26

Less distributions to shareholders:

Net investment income	(0.01)		(0.00)	(c)	—	—	(0.02)	—

Net realized gains	(1.28)		(0.47)		—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.29)		(0.47)		—	(0.00)(c)	(0.03)	—

Net asset value, end of period	$8.34		$7.93		$8.22	$7.43	$7.58	$10.33

Total return	23.46%		1.69%		10.63%	(1.98%)	(26.39%)	2.58%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.04%	(e)	1.98%		1.99%	1.98%	1.90%	2.27%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.94%	(e)(g)	1.98%	(g)	1.96%	1.98%	1.90%	2.13%(e)

Net investment income (loss)	0.30%	(e)(g)	0.13%	(g)	(0.25%)	0.01%	(0.25%)	(0.53%)(e)

Supplemental data

Net assets, end of period (in thousands)	$2,515		$1,742		$1,676	$1,561	$1,726	$31

Portfolio turnover	65%		57%		98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class I	2012(a)		2011	2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$8.14		$8.41	$7.57	$7.68	$10.37	$10.07

Income from investment operations:

Net investment income	0.11		0.13	0.08	0.08	0.08	0.03

Net realized and unrealized gain (loss)	1.71		0.17	0.81	(0.14)	(2.71)	0.27

Total from investment operations	1.82		0.30	0.89	(0.06)	(2.63)	0.30

Less distributions to shareholders:

Net investment income	(0.12)		(0.10)	(0.05)	(0.05)	(0.05)	—

Net realized gains	(1.28)		(0.47)	—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.40)		(0.57)	(0.05)	(0.05)	(0.06)	—

Net asset value, end of period	$8.56		$8.14	$8.41	$7.57	$7.68	$10.37

Total return	24.64%		3.06%	11.84%	(0.56%)	(25.50%)	2.98%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.80%	(e)	0.73%	0.71%	0.72%	0.71%	0.95%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.75%	(e)	0.73%	0.71%	0.72%	0.71%	0.95%(e)

Net investment income	1.49%	(e)	1.38%	1.00%	1.27%	0.89%	0.71%(e)

Supplemental data

Net assets, end of period (in thousands)	$189,839		$162,770	$228,158	$206,056	$161,646	$76,003

Portfolio turnover	65%		57%	98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class R	2012(a)		2011	2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$8.08		$8.37	$7.53	$7.65	$10.34	$10.07

Income from investment operations:

Net investment income (loss)	0.06		0.06	0.02	0.03	0.03	(0.01)

Net realized and unrealized gain (loss)	1.71		0.16	0.82	(0.14)	(2.70)	0.28

Total from investment operations	1.77		0.22	0.84	(0.11)	(2.67)	0.27

Less distributions to shareholders:

Net investment income	(0.05)		(0.04)	(0.00)(c)	(0.01)	(0.01)	—

Net realized gains	(1.28)		(0.47)	—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.33)		(0.51)	(0.00)(c)	(0.01)	(0.02)	—

Net asset value, end of period	$8.52		$8.08	$8.37	$7.53	$7.65	$10.34

Total return	24.04%		2.10%	11.17%	(1.38%)	(25.86%)	2.68%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.53%	(e)	1.47%	1.50%	1.53%	1.51%	1.98%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.44%	(e)	1.47%	1.50%	1.45%	1.26%	1.78%(e)

Net investment income (loss)	0.85%	(e)	0.64%	0.21%	0.53%	0.35%	(0.15%)(e)

Supplemental data

Net assets, end of period (in thousands)	$9		$8	$8	$8	$8	$10

Portfolio turnover	65%		57%	98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class R4	2012(a)		2011	2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$8.12		$8.39	$7.54	$7.68	$10.36	$10.07

Income from investment operations:

Net investment income	0.09		0.10	0.05	0.06	0.08	0.01

Net realized and unrealized gain (loss)	1.71		0.16	0.83	(0.16)	(2.71)	0.28

Total from investment operations	1.80		0.26	0.88	(0.10)	(2.63)	0.29

Less distributions to shareholders:

Net investment income	(0.09)		(0.06)	(0.03)	(0.04)	(0.04)	—

Net realized gains	(1.28)		(0.47)	—	(0.00)(c)	(0.01)	—

Total distributions to shareholders	(1.37)		(0.53)	(0.03)	(0.04)	(0.05)	—

Net asset value, end of period	$8.55		$8.12	$8.39	$7.54	$7.68	$10.36

Total return	24.45%		2.64%	11.68%	(1.10%)	(25.49%)	2.88%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.10%	(e)	1.03%	1.04%	1.02%	1.00%	1.48%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.04%	(e)	1.01%	1.04%	0.98%	0.81%	1.28%(e)

Net investment income	1.24%	(e)	1.10%	0.63%	1.01%	0.84%	0.35%(e)

Supplemental data

Net assets, end of period (in thousands)	$9		$8	$8	$8	$22	$10

Portfolio turnover	65%		57%	98%	58%	70%	21%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class W	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.07	$8.35	$7.52	$7.66	$8.80

Income from investment operations:

Net investment income	0.07	0.08	0.04	0.05	0.01

Net realized and unrealized gain (loss)	1.70	0.16	0.83	(0.15)	(1.15)

Total from investment operations	1.77	0.24	0.87	(0.10)	(1.14)

Less distributions to shareholders:

Net investment income	(0.06)	(0.05)	(0.04)	(0.04)	—

Net realized gains	(1.28)	(0.47)	—	(0.00)(c)	—

Total distributions to shareholders	(1.34)	(0.52)	(0.04)	(0.04)	—

Net asset value, end of period	$8.50	$8.07	$8.35	$7.52	$7.66

Total return	24.13%	2.43%	11.54%	(1.18%)	(12.95%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.30%(e)	1.23%	1.16%	1.17%	1.13%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.19%(e)(g)	1.23%(g)	1.16%	1.17%	1.13%(e)

Net investment income	1.03%(e)(g)	0.91%(g)	0.55%	0.72%	0.98%(e)

Supplemental data

Net assets, end of period (in thousands)	$87,810	$92,023	$176,538	$188,126	$4

Portfolio turnover	65%	57%	98%	58%	70%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$8.10		$8.42		$8.42

Income from investment operations:

Net investment income	0.08		0.11		0.00(c)

Net realized and unrealized gain	1.71		0.14		0.00(c)

Total from investment operations	1.79		0.25		0.00(c)

Less distributions to shareholders:

Net investment income	(0.10)		(0.10)		—

Net realized gains	(1.28)		(0.47)		—

Total distributions to shareholders	(1.38)		(0.57)		—

Net asset value, end of period	$8.51		$8.10		$8.42

Total return	24.46%		2.43%		0.00%	(d)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.02%	(f)	0.98%		0.95%	(f)

Net expenses after fees waived or expenses reimbursed(g)	0.92%	(f)(h)	0.98%	(h)	0.95%	(f)

Net investment income	1.19%	(f)(h)	1.25%	(h)	3.19%	(f)

Supplemental data

Net assets, end of period (in thousands)	$435		$125		$3

Portfolio turnover	65%		57%		98%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to less than $0.01.

(d)	Rounds to less than 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Large Growth Quantitative Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many

Annual Report 2012	27

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into

28	Annual Report 2012

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	289,282	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	1,308,205
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	824,707

The following table is a summary of the volume of derivative instruments for the period ended July 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	637

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Annual Report 2012	29

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

30	Annual Report 2012

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase.

For the period ended July 31, 2012, the annualized effective management fee rate was 0.68% of the Fund’s average daily net assets. For the year ended September 30, 2011, the effective management fee rate was 0.63% of the Fund’s average daily net assets, including the adjustment under the terms of a performance incentive adjustment which terminated on June 30, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase.

For the period ended July 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended July 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $3,044 and $4,199, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended July 31, 2012 and the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012	Year Ended September 30, 2011
Class A	0.24%	0.24%
Class B	0.26	0.24
Class C	0.23	0.24
Class R	0.24	0.24
Class R4	0.05	0.05
Class W	0.25	0.25
Class Z	0.22	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012

Annual Report 2012	31

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

and the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $20 and $60, respectively.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $115,000 and $23,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $49,351 for Class A, $941 for Class B and $1,292 for Class C shares for the period ended July 31, 2012 and $43,476 for Class A, $1,585 for Class B and $268 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.17%
Class B	1.92
Class C	1.92
Class I	0.74
Class R	1.42
Class R4	1.04
Class W	1.17
Class Z	0.92

Prior to December 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.27%
Class B	2.02
Class C	2.02
Class I	0.82
Class R	1.52
Class R4	1.12
Class W	1.27
Class Z	1.02

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

32	Annual Report 2012

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions and futures contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(3,975)
Accumulated net realized gain	(6,696,025)
Paid-in capital	6,700,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2010 ($)
Ordinary income	28,306,423	23,000,652	3,879,797
Long-term capital gains	54,644,627	21,700,000	—
Total	82,951,050	44,700,652	3,879,797

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,740,402
Undistributed accumulated long-term gain	49,243,702
Accumulated realized loss	(7,297,018)
Unrealized appreciation	91,628,239

At July 31, 2012, the cost of investments for federal income tax purposes was $608,991,943 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$104,291,948
Unrealized depreciation	(12,633,602)
Net unrealized appreciation	$91,658,346

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2012, the Fund will elect to treat post-October capital losses of $7,297,018 as arising on August 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $370,069,462 and $491,634,985, respectively, for the period ended July 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Annual Report 2012	33

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended July 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $129,475,095 were on loan, secured by cash collateral of $131,378,813 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 59.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 33.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended July 31, 2012 and the year ended September 30, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

34	Annual Report 2012

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	35

Columbia Large Growth Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Large Growth Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Growth Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

36	Annual Report 2012

Columbia Large Growth Quantitative Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal period ended July 31, 2012 and year ended September 30, 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended July 31, 2012 and year ended September 30,2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	37

Columbia Large Growth Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	93.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

Capital gain distribution — the Fund designates $54,644,627 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38	Annual Report 2012

Columbia Large Growth Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	39

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

40	Annual Report 2012

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2012	41

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

42	Annual Report 2012

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	43

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

44	Annual Report 2012

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Growth Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	45

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

46	Annual Report 2012

Columbia Large Growth Quantitative Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2012	47

Columbia Large Growth Quantitative Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

48	Annual Report 2012

Columbia Large Growth Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6285 H (9/12)

Annual Report July 31, 2012

Columbia Large Value Quantitative Fund

Columbia Large Value Quantitative Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Large Value Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Large Value Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Value Quantitative Fund (the Fund) Class A shares gained 22.47% (excluding sales charges) for the 10 months ended July 31, 2012.

>	The Fund’s return underperformed the Russell 1000 Value Index (Russell Index), which rose 24.19%.

>	The Fund’s relative results can be attributed primarily to security selection.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	10 Months cumulative	1 Year	Life
Class A	08/01/08
Excluding sales charges		22.47	5.83	1.04
Including sales charges		15.40	-0.27	-0.45
Class B	08/01/08
Excluding sales charges		21.79	5.06	0.29
Including sales charges		16.79	0.33	-0.22
Class C	08/01/08
Excluding sales charges		21.93	5.12	0.26
Including sales charges		20.93	4.17	0.26
Class I	08/01/08	22.92	6.16	1.43
Class R	08/01/08	22.23	5.62	0.73
Class R4	08/01/08	22.68	6.06	1.16
Class T*	03/07/11
Excluding sales charges		22.55	5.88	1.02
Including sales charges		15.46	-0.23	-0.47
Class W	08/01/08	22.47	5.85	0.99
Class Z*	09/27/10	22.74	6.15	1.17
Russell 1000 Value Index		24.19	7.64	2.89

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Large Value Quantitative Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (August 1, 2008 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Value Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Oliver Buckley

Brian Condon, CFA®

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Large Value Quantitative Fund approved the change of the Fund’s fiscal year end from September 30 to July 31. As a result, this report covers the 10-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

At July 31, 2012, approximately 25% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, Inc. (Columbia). As a result of asset allocation decisions made by Columbia, it is possible that Columbia Large Value Quantitative Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 17, Class I capital share transactions for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Large Value Quantitative Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund’s expenses, see the discussions beginning on pages 7 and 32.

For the 10-month period that ended July 31, 2012, the Fund’s Class A shares gained 22.47% excluding sales charges. The Fund’s return underperformed the Russell 1000 Value Index (Russell Index), which rose 24.19%. The Fund’s relative results can be attributed primarily to security selection.

Pronounced Market Volatility Characterized U.S. Equity Market

U.S. equity market volatility was pronounced during the reporting period. During the fourth quarter of 2011 and first quarter of 2012, U.S. equity markets logged strong returns, as U.S. economic data surprised on the upside and fears of recession abated somewhat. Indeed, the U.S. equity market delivered its strongest first quarter gains in more than 10 years. Sentiment reversed during the second quarter of 2012, with a pullback in the U.S. equity market driven by disappointing economic data that raised concerns this economic cycle may never hit full stride. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems also weighed on investors as did a slowdown in emerging market growth and lackluster job formation at home. In July, the U.S. equity market rose modestly despite mixed signals about the U.S. economy and continuing fears about the eurozone’s stability.

Consumer Discretionary and Industrials Security Selection Hampered Returns

Stock selection in the consumer discretionary, industrials and utilities sectors detracted most during the reporting period. The Fund’s greatest individual detractors were office automation and equipment company Pitney Bowes, specialty game and entertainment software company GameStop, auto and truck manufacturer General Motors, integrated electric utility Exelon and managed health care company Humana. The Fund had larger positions than the Russell Index in each of these holdings, and each significantly lagged the Russell Index overall.

Materials and Financials Stock Selection Boosted Fund Performance

Stock selection was strongest in the materials, financials and energy sectors. From an individual security perspective, the top contributors to the Fund’s results relative to

4	Annual Report 2012

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance (continued)

the Russell Index were diversified chemicals company LyondellBasell Industries, electronic payment services company Discover Financial Services, petroleum refiner Valero Energy and tobacco company Philip Morris International. The Fund had larger positions than the Russell Index in each of these holdings, and each significantly outpaced the Russell Index overall. Having a more modest position than the Russell Index in Procter & Gamble also was a major contributor to the Fund’s results, as the consumer products manufacturing giant significantly lagged the Russell Index overall.

Catalyst Theme Added the Most Value

Looking at the performance of the themes within our quantitative models, the Catalyst theme, which attempts to identify stocks that have strong business and market momentum relative to their peers, performed particularly well, adding value consistently through time. Amidst the volatile market conditions, investors appeared to favor companies delivering increased earnings. The Quality sub-component added only modest value to the Fund’s results, as the flight to quality seen in the broad U.S. equity market was much more muted within the Russell Index. The Valuation sub-component of our model, which attempts to help the Fund capitalize on stocks that look inexpensive relative to their peers, did not add value during the reporting period, as inexpensive stocks tended not to be able to deliver increases in earnings.

Portfolio Construction Process Guided Investment Changes

Our portfolio construction process limits the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. For risk control, we also apply constraints on market capitalization and beta. In addition, we limit portfolio turnover in an effort to keep implementation costs low. Still, there were some changes in sector allocation during the reporting period as a result of the Fund’s bottom-up stock selection process, though all changes were quite modest. Indeed, our risk control process is designed to keep sector weightings essentially in line with the Russell Index, and thus the largest weight difference between the Fund and the Russell Index at the end of the reporting period was in energy, at less than 1%.

During the reporting period, we enhanced our information technology sector model by creating different models with different allocations to the themes for hardware, software and semiconductor companies. We also changed our theme weights in the energy sector, although we kept intact the division of companies into exploration and production, equipment and services, and refining and distribution.

Looking Ahead

At the end of the reporting period, investors appeared to be looking for signals from the Federal Reserve (the Fed) that additional liquidity measures might be implemented to spur on the fragile global economy. But we believe the Fed may be reaching the limits of its abilities to prop up the economy. With government policy playing a greater role in driving the financial markets, focus had nervously turned to the November U.S. presidential election and the scheduled year-end expiration of tax cuts and economic stimulus. Meanwhile, China’s economy was beginning to slow. If the global macro trends seen toward the end of the reporting period continue to deteriorate, such conditions could drive more volatility, which, in turn, could provide more potential capitalization opportunities for the Fund.

Top Ten Holdings (%) (at July 31, 2012)
Pfizer, Inc.	4.4
Chevron Corp.	4.1
Exxon Mobil Corp.	4.0
Wells Fargo & Co.	3.9
JPMorgan Chase & Co.	3.7
Merck & Co., Inc.	3.4
AT&T, Inc.	3.3
ConocoPhillips	2.5
Cisco Systems, Inc.	2.5
Discover Financial Services	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2012)
Common Stocks	98.1
Consumer Discretionary	7.3
Consumer Staples	6.9
Energy	16.0
Financials	25.4
Health Care	11.9
Industrials	9.2
Information Technology	6.6
Materials	3.7
Telecommunication Services	4.1
Utilities	7.0
Other (a)	1.9

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance (continued)

Given this view, we intend to continue to use our quantitative-based themes in our stock selection process. Consistent with our disciplined approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in whatever market conditions lie ahead.

6	Annual Report 2012

Columbia Large Value Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,041.90	1,019.14	5.84	5.77	1.15
Class B	1,000.00	1,000.00	1,037.60	1,015.47	9.58	9.47	1.89
Class C	1,000.00	1,000.00	1,039.50	1,015.42	9.63	9.52	1.90
Class I	1,000.00	1,000.00	1,044.70	1,021.18	3.76	3.72	0.74
Class R	1,000.00	1,000.00	1,040.30	1,017.95	7.05	6.97	1.39
Class R4	1,000.00	1,000.00	1,043.30	1,019.69	5.28	5.22	1.04
Class T	1,000.00	1,000.00	1,042.00	1,018.90	6.09	6.02	1.20
Class W	1,000.00	1,000.00	1,043.20	1,019.34	5.64	5.57	1.11
Class Z	1,000.00	1,000.00	1,043.20	1,020.59	4.37	4.32	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Large Value Quantitative Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)

Consumer Discretionary 7.3%
Automobiles 0.8%

General Motors Co.(a)(b)	108,100	2,130,651

Media 2.5%

DISH Network Corp., Class A	145,050	4,461,738

McGraw-Hill Companies, Inc. (The)	39,000	1,831,440

Total		6,293,178

Multiline Retail 1.1%

Dillard’s, Inc., Class A(b)	41,500	2,707,045

Specialty Retail 2.9%

Aaron’s, Inc.(b)	150,900	4,425,897

Best Buy Co., Inc.(b)	15,700	284,013

GameStop Corp., Class A(b)	161,300	2,584,026

Total		7,293,936

Total Consumer Discretionary		18,424,810

Consumer Staples 7.0%
Food & Staples Retailing 3.5%

Kroger Co. (The)	51,200	1,135,104

Safeway, Inc.(b)	192,500	2,993,375

Wal-Mart Stores, Inc.	63,100	4,696,533

Total		8,825,012

Food Products 0.8%

Campbell Soup Co.(b)	26,400	874,104

Tyson Foods, Inc., Class A	76,100	1,142,261

Total		2,016,365

Household Products 0.7%

Procter & Gamble Co. (The)	27,882	1,799,504

Tobacco 2.0%

Philip Morris International, Inc.	53,740	4,913,986

Total Consumer Staples		17,554,867

Energy 16.0%
Energy Equipment & Services 0.8%

Diamond Offshore Drilling, Inc.(b)	9,000	588,780

McDermott International, Inc.(a)	88,400	1,034,280

National Oilwell Varco, Inc.	5,100	368,730

Total		1,991,790

Oil, Gas & Consumable Fuels 15.2%

Chevron Corp.	92,946	10,185,023

ConocoPhillips(c)	114,708	6,244,704

Exxon Mobil Corp.	112,900	9,805,365

Marathon Oil Corp.	180,775	4,785,114

Tesoro Corp.(a)	97,200	2,687,580

Valero Energy Corp.	172,503	4,743,832

Total		38,451,618

Total Energy		40,443,408

Common Stocks (continued)
Issuer	Shares	Value ($)

Financials 25.4%
Capital Markets 3.1%

American Capital Ltd.(a)(b)	106,400	1,059,744

Ares Capital Corp.	25,000	415,750

BlackRock, Inc.	23,800	4,052,188

Goldman Sachs Group, Inc. (The)	22,900	2,310,610

Total		7,838,292

Commercial Banks 4.0%

U.S. Bancorp	12,400	415,400

Wells Fargo & Co.	284,865	9,631,285

Total		10,046,685

Consumer Finance 3.1%

Discover Financial Services	141,027	5,071,331

SLM Corp.	175,500	2,806,245

Total		7,877,576

Diversified Financial Services 4.7%

Citigroup, Inc.	101,549	2,755,024

JPMorgan Chase & Co.	253,020	9,108,720

Total		11,863,744

Insurance 6.6%

Aflac, Inc.	54,400	2,381,632

Berkshire Hathaway, Inc., Class B(a)	17,060	1,447,371

Everest Re Group Ltd.	5,300	539,010

Hartford Financial Services Group, Inc.	28,700	472,115

MetLife, Inc.	151,500	4,661,655

Protective Life Corp.(b)	136,509	3,809,966

Prudential Financial, Inc.	23,000	1,110,440

Reinsurance Group of America, Inc.(b)	40,027	2,228,303

Total		16,650,492

Real Estate Investment Trusts (REITs) 3.9%

American Capital Agency Corp.	34,500	1,212,330

CBL & Associates Properties, Inc.	16,900	333,437

Simon Property Group, Inc.	28,998	4,653,889

Taubman Centers, Inc.	46,500	3,604,680

Total		9,804,336

Total Financials		64,081,125

Health Care 11.9%
Health Care Providers & Services 2.5%

Humana, Inc.	55,400	3,412,640

UnitedHealth Group, Inc.	54,900	2,804,841

Total		6,217,481

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Pharmaceuticals 9.4%

Eli Lilly & Co.	79,400	3,495,982

Johnson & Johnson	12,575	870,442

Merck & Co., Inc.	193,100	8,529,227

Pfizer, Inc.	450,887	10,839,323

Total		23,734,974

Total Health Care		29,952,455

Industrials 9.2%
Aerospace & Defense 3.6%

Lockheed Martin Corp.	50,000	4,463,500

Northrop Grumman Corp.	51,500	3,409,300

Raytheon Co.	22,000	1,220,560

Total		9,093,360

Commercial Services & Supplies 1.9%

Pitney Bowes, Inc.(b)	228,300	3,050,088

RR Donnelley & Sons Co.(b)	148,049	1,794,354

Total		4,844,442

Industrial Conglomerates 3.0%

General Electric Co.	162,247	3,366,625

Tyco International Ltd.	74,700	4,104,018

Total		7,470,643

Machinery 0.7%

Parker Hannifin Corp.	23,100	1,855,392

Total Industrials		23,263,837

Information Technology 6.6%
Communications Equipment 2.4%

Cisco Systems, Inc.	383,300	6,113,635

Computers & Peripherals 0.9%

Dell, Inc.(a)	187,000	2,221,560

Electronic Equipment, Instruments & Components 0.3%

Dolby Laboratories, Inc., Class A(a)(b)	24,000	846,000

IT Services 0.3%

Visa, Inc., Class A	6,800	877,676

Semiconductors & Semiconductor Equipment 1.3%

Applied Materials, Inc.	300,400	3,271,356

Software 1.4%

CA, Inc.	58,600	1,410,502

Microsoft Corp.	67,585	1,991,730

Total		3,402,232

Total Information Technology		16,732,459

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 3.7%
Chemicals 3.2%

CF Industries Holdings, Inc.	22,300	4,365,448

LyondellBasell Industries NV, Class A	84,600	3,767,238

Total		8,132,686

Metals & Mining 0.1%

Cliffs Natural Resources, Inc.	5,900	241,251

Paper & Forest Products 0.4%

Domtar Corp.	12,800	945,408

Total Materials		9,319,345

Telecommunication Services 4.2%
Diversified Telecommunication Services 4.2%

AT&T, Inc.	216,865	8,223,521

Verizon Communications, Inc.	49,710	2,243,909

Total		10,467,430

Total Telecommunication Services		10,467,430

Utilities 7.0%
Electric Utilities 2.3%

Entergy Corp.	63,775	4,634,529

OGE Energy Corp.	17,700	940,047

Pinnacle West Capital Corp.	4,600	246,284

Total		5,820,860

Gas Utilities 0.5%

ONEOK, Inc.	30,900	1,375,359

Independent Power Producers & Energy Traders 1.7%

AES Corp. (The)(a)	348,800	4,206,528

Multi-Utilities 2.5%

Ameren Corp.	26,200	896,302

Public Service Enterprise Group, Inc.	149,910	4,983,009

Vectren Corp.	12,900	385,065

Total		6,264,376

Total Utilities		17,667,123

Total Common Stocks (Cost: $216,979,492)		247,906,859

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.153%(d)(e)	4,690,281	4,690,281

Total Money Market Funds (Cost: $4,690,281)		4,690,281

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan 8.1%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 8.1%
Natixis Financial Products, Inc. date 07/31/12, matures 08/01/12, repurchase price
$14,000,078(f)	0.200%	14,000,000	14,000,000

Societe Generale date 07/31/12, matures 08/01/12, repurchase price
$6,518,706(f)	0.190%	6,518,672	6,518,672

Total			20,518,672

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $20,518,672)			20,518,672

Total Investments (Cost: $242,188,445)			273,115,812

Other Assets & Liabilities, Net			(20,889,222)

Net Assets			252,226,590

Investment in Derivatives

Futures Contracts Outstanding at July 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	15	5,154,750	Sept. 2012	—	202,723

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At July 31, 2012, security was partially or fully on loan.

(c)	At July 31, 2012, investments in securities included securities valued at $1,796,520 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	5,111,366	54,689,780	(55,110,865)	—	4,690,281	5,718	4,690,281

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Ginnie Mae	95,707

Fannie Mae Pool	2,136,071

Fannie Mae REMICS	4,446,937

Federal National Mortgage Association	484,470

Freddie Mac Gold Pool	156,930

Freddie Mac Non Gold Pool	448,767

Freddie Mac REMICS	3,172,904

Government National Mortgage Association	3,338,294

Total Market Value of Collateral Securities	14,280,080

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	5,117,752

Freddie Mac Gold Pool	1,531,293

Total Market Value of Collateral Securities	6,649,045

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	18,424,810	—	—	18,424,810

Consumer Staples	17,554,867	—	—	17,554,867

Energy	40,443,408	—	—	40,443,408

Financials	64,081,125	—	—	64,081,125

Health Care	29,952,455	—	—	29,952,455

Industrials	23,263,837	—	—	23,263,837

Information Technology	16,732,459	—	—	16,732,459

Materials	9,319,345	—	—	9,319,345

Telecommunication Services	10,467,430	—	—	10,467,430

Utilities	17,667,123	—	—	17,667,123

Total Equity Securities	247,906,859	—	—	247,906,859

Other

Money Market Funds	4,690,281	—	—	4,690,281

Investments of Cash Collateral Received for Securities on Loan	—	20,518,672	—	20,518,672

Total Other	4,690,281	20,518,672	—	25,208,953

Investments in Securities	252,597,140	20,518,672	—	273,115,812

Derivatives

Assets

Futures Contracts	202,723	—	—	202,723

Total	252,799,863	20,518,672	—	273,318,535

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $216,979,492)	$247,906,859

Affiliated issuers (identified cost $4,690,281)	4,690,281

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $20,518,672)	20,518,672

Total investments (identified cost $242,188,445)	273,115,812

Receivable for:

Capital shares sold	206,131

Dividends	277,701

Interest	27,352

Expense reimbursement due from Investment Manager	2,765

Prepaid expenses	3,363

Trustees’ deferred compensation plan	40,402

Total assets	273,673,526

Liabilities

Due upon return of securities on loan	20,518,672

Payable for:

Capital shares purchased	722,392

Variation margin on futures contracts	22,125

Investment management fees	4,788

Distribution fees	1,140

Transfer agent fees	48,422

Administration fees	416

Compensation of board members	15,549

Other expenses	73,030

Trustees’ deferred compensation plan	40,402

Total liabilities	21,446,936

Net assets applicable to outstanding capital stock	$252,226,590

Represented by

Paid-in capital	$273,963,381

Undistributed net investment income	5,171,204

Accumulated net realized loss	(58,038,085)

Unrealized appreciation (depreciation) on:

Investments	30,927,367

Futures contracts	202,723

Total — representing net assets applicable to outstanding capital stock	$252,226,590

* Value of securities on loan	$19,963,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$12,084,140

Shares outstanding	1,735,681

Net asset value per share	$6.96

Maximum offering price per share(a)	$7.38

Class B

Net assets	$808,897

Shares outstanding	117,397

Net asset value per share	$6.89

Class C

Net assets	$1,872,595

Shares outstanding	273,942

Net asset value per share	$6.84

Class I

Net assets	$63,877,701

Shares outstanding	9,110,992

Net asset value per share	$7.01

Class R

Net assets	$6,970

Shares outstanding	1,000

Net asset value per share	$6.97

Class R4

Net assets	$6,991

Shares outstanding	1,000

Net asset value per share	$6.99

Class T

Net assets	$67,879,302

Shares outstanding	9,771,660

Net asset value per share	$6.95

Maximum offering price per share(a)	$7.37

Class W

Net assets	$61,853,524

Shares outstanding	8,839,209

Net asset value per share	$7.00

Class Z

Net assets	$43,836,470

Shares outstanding	6,254,179

Net asset value per share	$7.01

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Large Value Quantitative Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$7,329,013	$7,919,604
Dividends from affiliates	5,718	15,033
Income from securities lending — net	144,992	35,308
Foreign taxes withheld	(130,904)	(417)

Total income	7,348,819	7,969,528

Expenses:
Investment management fees	1,545,185	2,292,007
Distribution fees
Class A	25,743	23,190
Class B	9,211	10,377
Class C	15,218	11,695
Class R	29	38
Class W	126,416	299,319
Shareholder service fee — Class T	170,277	120,792
Transfer agent fees
Class A	27,426	22,574
Class B	2,519	2,792
Class C	4,025	2,582
Class R	16	20
Class R4	4	8
Class T	150,533	72,391
Class W	135,645	286,411
Class Z	114,134	119,910
Administration fees	134,364	195,904
Plan administration fees
Class R4	21	38
Compensation of board members	12,425	9,947
Custodian fees	7,263	13,949
Printing and postage fees	78,257	68,057
Registration fees	106,656	135,520
Professional fees	40,737	19,936
Chief compliance officer expenses	—	80
Other	10,505	58,691

Total expenses	2,716,609	3,766,228
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(510,906)	(379,669)
Expense reductions	(9,270)	(12,540)

Total net expenses	2,196,433	3,374,019

Net investment income	5,152,386	4,595,509

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,543,328	62,520,632
Futures contracts	1,654,019	232,403

Net realized gain	23,197,347	62,753,035
Net change in unrealized appreciation (depreciation) on:
Investments	32,072,631	(72,070,541)
Futures contracts	270,288	(74,507)

Net change in unrealized appreciation (depreciation)	32,342,919	(72,145,048)

Net realized and unrealized gain (loss)	55,540,266	(9,392,013)

Net change in net assets resulting from operations	$60,692,652	$(4,796,504)

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011(b)	Year Ended September 30, 2010(c)
Operations

Net investment income	$5,152,386	$4,595,509	$2,685,111

Net realized gain	23,197,347	62,753,035	46,611,730

Net change in unrealized appreciation (depreciation)	32,342,919	(72,145,048)	(21,783,985)

Net increase (decrease) in net assets resulting from operations	60,692,652	(4,796,504)	27,512,856

Distributions to shareholders from:

Net investment income

Class A	(143,191)	(35,668)	(14,454)

Class B	(3,362)	(1,623)	—

Class C	(10,524)	(531)	(342)

Class I	(1,072,945)	(1,656,430)	(738,879)

Class R	(60)	(60)	(42)

Class R3	—	—	(59)

Class R4	(181)	(166)	(139)

Class R5	—	—	(91)

Class T	(801,400)	—	—

Class W	(438,606)	(1,592,661)	(1,951,073)

Class Z	(683,751)	(36)	—

Net realized gains

Class A	(1,167,944)	(802,085)	(60,594)

Class B	(110,374)	(63,615)	(2,295)

Class C	(174,480)	(25,574)	(1,720)

Class I	(6,840,230)	(27,861,180)	(2,300,093)

Class R	(670)	(1,941)	(295)

Class R3	—	—	(295)

Class R4	(1,371)	(3,612)	(524)

Class R5	—	—	(295)

Class T	(6,357,746)	(181)	—

Class W	(5,227,128)	(35,024,850)	(7,936,857)

Class Z	(4,830,913)	(590)	—

Total distributions to shareholders	(27,864,876)	(67,070,803)	(13,008,047)

Increase (decrease) in net assets from share transactions	(82,588,275)	127,014,737	(66,345,387)

Total increase (decrease) in net assets	(49,760,499)	55,147,430	(51,840,578)
Net assets at beginning of year	301,987,089	246,839,659	298,680,237

Net assets at end of year	$252,226,590	$301,987,089	$246,839,659

Undistributed net investment income	$5,171,204	$3,143,819	$2,008,751

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.
(b)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.
(c)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(d)	301,926	2,068,710	400,798	3,053,281	242,926	1,934,850

Fund merger	—	—	1,397,272	10,296,932	—	—

Distributions reinvested	185,445	1,170,156	112,007	835,575	9,686	74,487

Redemptions	(600,618)	(4,115,386)	(428,794)	(3,152,625)	(69,389)	(554,291)

Net increase (decrease)	(113,247)	(876,520)	1,481,283	11,033,163	183,223	1,455,046

Class B shares

Subscriptions	5,645	38,123	19,987	156,375	29,502	230,614

Fund merger	—	—	219,754	1,606,505	—	—

Distributions reinvested	14,630	91,733	8,512	63,041	260	2,000

Redemptions(d)	(96,361)	(656,191)	(82,524)	(602,222)	(9,472)	(76,485)

Net increase (decrease)	(76,086)	(526,335)	165,729	1,223,699	20,290	156,129

Class C shares

Subscriptions	63,529	417,847	35,261	255,094	8,282	67,918

Fund merger	—	—	271,962	1,979,095	—	—

Distributions reinvested	24,818	154,369	2,584	19,075	106	808

Redemptions	(91,850)	(612,268)	(43,971)	(316,719)	(303)	(2,420)

Net increase (decrease)	(3,503)	(40,052)	265,836	1,936,545	8,085	66,306

Class I shares

Subscriptions	1,679,272	11,477,814	16,872,871	133,352,138	3,093,601	24,580,365

Distributions reinvested	1,248,095	7,912,924	3,944,513	29,516,940	394,655	3,038,845

Redemptions	(6,579,652)	(46,125,246)	(16,539,072)	(128,361,019)	(2,691,646)	(21,494,924)

Net increase (decrease)	(3,652,285)	(26,734,508)	4,278,312	34,508,059	796,610	6,124,286

Class R3 shares

Redemptions	—	—	—	—	(1,000)	(10,000)

Net decrease	—	—	—	—	(1,000)	(10,000)

Class R4 shares

Distributions reinvested	125	794	234	1,746	38	290

Redemptions	(1,173)	(7,858)	—	—	—	—

Net increase (decrease)	(1,048)	(7,064)	234	1,746	38	290

Class R5 shares

Redemptions	—	—	—	—	(1,000)	(10,000)

Net decrease	—	—	—	—	(1,000)	(10,000)

Class T shares

Subscriptions	57,242	391,697	28,861	213,061	—	—

Fund merger	—	—	10,403,535	76,560,096	—	—

Distributions reinvested	938,419	5,912,039	—	—	—	—

Redemptions	(886,567)	(6,052,490)	(769,830)	(5,653,470)	—	—

Net increase	109,094	251,246	9,662,566	71,119,687	—	—

Class W shares

Subscriptions	1,941,951	13,424,268	3,113,988	23,063,362	3,992,113	31,447,334

Distributions reinvested	893,534	5,665,008	4,901,672	36,615,491	1,285,769	9,887,562

Redemptions	(4,870,376)	(34,434,270)	(18,360,436)	(139,051,550)	(14,528,784)	(115,464,840)

Net decrease	(2,034,891)	(15,344,994)	(10,344,776)	(79,372,697)	(9,250,902)	(74,129,944)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	515,020	3,438,263	2,337,021	16,773,277	304	2,500

Fund merger	—	—	16,378,001	121,237,610	—	—

Distributions reinvested	66,266	420,127	—	—	—	—

Redemptions	(6,052,467)	(43,168,438)	(6,989,966)	(51,446,352)	—	—

Net increase (decrease)	(5,471,181)	(39,310,048)	11,725,056	86,564,535	304	2,500

Total net increase (decrease)	(11,243,147)	(82,588,275)	17,234,240	127,014,737	(8,244,352)	(66,345,387)

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011

(c)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(d)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Large Value Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,	Year Ended September 30,
Class A	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.36	$8.19	$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.12	0.09	0.08	0.12	0.04

Net realized and unrealized gain (loss)	1.23	0.11	0.70	(1.43)	(1.06)

Total from investment operations	1.35	0.20	0.78	(1.31)	(1.02)

Less distributions to shareholders:

Net investment income	(0.08)	(0.09)	(0.07)	(0.05)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.75)	(2.03)	(0.37)	(0.05)	—

Net asset value, end of period	$6.96	$6.36	$8.19	$7.78	$9.14

Total return	22.47%	0.01%	10.28%	(14.23%)	(10.04%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.38%(d)	1.33%	1.19%	1.34%	4.14%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11%(d)(f)	1.14%(f)	1.19%	1.26%	1.28%(d)

Net investment income	2.16%(d)(f)	1.25%(f)	1.04%	1.83%	2.91%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,084	$11,757	$3,009	$1,434	$395

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class B	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.28	$8.12	$7.71	$9.13	$10.16

Income from investment operations:

Net investment income	0.08	0.04	0.03	0.07	0.02

Net realized and unrealized gain (loss)	1.22	0.12	0.68	(1.44)	(1.05)

Total from investment operations	1.30	0.16	0.71	(1.37)	(1.03)

Less distributions to shareholders:

Net investment income	(0.02)	(0.06)	—	(0.05)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.69)	(2.00)	(0.30)	(0.05)	—

Net asset value, end of period	$6.89	$6.28	$8.12	$7.71	$9.13

Total return	21.79%	(0.64%)	9.37%	(14.94%)	(10.14%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.14%(d)	2.10%	1.96%	2.10%	5.06%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.86%(d)(f)	1.88%(f)	1.96%	2.02%	2.04%(d)

Net investment income	1.49%(d)(f)	0.48%(f)	0.39%	1.04%	1.48%(d)

Supplemental data

Net assets, end of period (in thousands)	$809	$1,215	$226	$58	$19

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class C	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.25	$8.09	$7.74	$9.12	$10.16

Income from investment operations:

Net investment income	0.08	0.04	0.03	0.07	0.02

Net realized and unrealized gain (loss)	1.22	0.11	0.67	(1.43)	(1.06)

Total from investment operations	1.30	0.15	0.70	(1.36)	(1.04)

Less distributions to shareholders:

Net investment income	(0.04)	(0.05)	(0.05)	(0.02)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.71)	(1.99)	(0.35)	(0.02)	—

Net asset value, end of period	$6.84	$6.25	$8.09	$7.74	$9.12

Total return	21.93%	(0.82%)	9.36%	(14.87%)	(10.24%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.13%(d)	2.04%	1.97%	2.12%	5.15%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.86%(d)(f)	1.85%(f)	1.97%	2.01%	2.04%(d)

Net investment income	1.39%(d)(f)	0.50%(f)	0.35%	1.05%	1.37%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,873	$1,735	$94	$27	$9

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class I	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.40	$8.23	$7.81	$9.14	$10.16

Income from investment operations:

Net investment income	0.15	0.13	0.11	0.15	0.04

Net realized and unrealized gain (loss)	1.23	0.10	0.70	(1.43)	(1.06)

Total from investment operations	1.38	0.23	0.81	(1.28)	(1.02)

Less distributions to shareholders:

Net investment income	(0.10)	(0.12)	(0.09)	(0.05)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.77)	(2.06)	(0.39)	(0.05)	—

Net asset value, end of period	$7.01	$6.40	$8.23	$7.81	$9.14

Total return	22.92%	0.37%	10.71%	(13.87%)	(10.04%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.87%(d)	0.88%	0.77%	0.88%	3.83%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.74%(d)	0.84%	0.77%	0.88%	0.91%(d)

Net investment income	2.65%(d)	1.66%	1.37%	2.22%	2.55%(d)

Supplemental data

Net assets, end of period (in thousands)	$63,878	$81,686	$69,800	$60,019	$8,359

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class R	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.36	$8.17	$7.77	$9.13	$10.16

Income from investment operations:

Net investment income	0.11	0.08	0.05	0.10	0.03

Net realized and unrealized gain (loss)	1.23	0.11	0.69	(1.43)	(1.06)

Total from investment operations	1.34	0.19	0.74	(1.33)	(1.03)

Less distributions to shareholders:

Net investment income	(0.06)	(0.06)	(0.04)	(0.03)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.73)	(2.00)	(0.34)	(0.03)	—

Net asset value, end of period	$6.97	$6.36	$8.17	$7.77	$9.13

Total return	22.23%	(0.15%)	9.75%	(14.46%)	(10.14%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.65%(d)	1.62%	1.54%	1.82%	4.76%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.36%(d)(f)	1.45%(f)	1.54%	1.55%	1.71%(d)

Net investment income	1.91%(d)(f)	1.04%(f)	0.59%	1.59%	1.70%(d)

Supplemental data

Net assets, end of period (in thousands)	$7	$6	$8	$8	$9

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class R4	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.38	$8.20	$7.79	$9.14	$10.16

Income from investment operations:

Net investment income	0.14	0.11	0.08	0.14	0.04

Net realized and unrealized gain (loss)	1.23	0.10	0.70	(1.44)	(1.06)

Total from investment operations	1.37	0.21	0.78	(1.30)	(1.02)

Less distributions to shareholders:

Net investment income	(0.09)	(0.09)	(0.07)	(0.05)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.76)	(2.03)	(0.37)	(0.05)	—

Net asset value, end of period	$6.99	$6.38	$8.20	$7.79	$9.14

Total return	22.68%	0.11%	10.37%	(14.12%)	(10.04%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.17%(d)	1.17%	1.09%	1.25%	4.26%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.04%(d)	1.09%	1.09%	1.08%	1.21%(d)

Net investment income	2.39%(d)	1.41%	1.04%	2.08%	2.18%(d)

Supplemental data

Net assets, end of period (in thousands)	$7	$13	$15	$14	$9

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class T	2012(a)	2011(b)
Per share data
Net asset value, beginning of period	$6.35	$7.95

Income from investment operations:

Net investment income	0.12	0.05

Net realized and unrealized gain (loss)	1.23	(1.07)

Total from investment operations	1.35	(1.02)

Less distributions to shareholders:

Net investment income	(0.08)	—

Net realized gains	(0.67)	(0.58)

Total distributions to shareholders	(0.75)	(0.58)

Net asset value, end of period	$6.95	$6.35

Total return	22.55%	(13.95%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.43%(d)	1.30%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.16%(d)(f)	1.10%(d)(f)

Net investment income	2.09%(d)(f)	1.23%(d)(f)

Supplemental data

Net assets, end of period (in thousands)	$67,879	$61,361

Portfolio turnover	73%	90%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class W	2012(a)	2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.37	$8.19	$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.12	0.10	0.07	0.12	0.03

Net realized and unrealized gain (loss)	1.24	0.10	0.71	(1.44)	(1.05)

Total from investment operations	1.36	0.20	0.78	(1.32)	(1.02)

Less distributions to shareholders:

Net investment income	(0.06)	(0.08)	(0.07)	(0.04)	—

Net realized gains	(0.67)	(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.73)	(2.02)	(0.37)	(0.04)	—

Net asset value, end of period	$7.00	$6.37	$8.19	$7.78	$9.14

Total return	22.47%	(0.03%)	10.30%	(14.39%)	(10.04%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.38%(d)	1.36%	1.20%	1.19%	4.42%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11%(d)(f)	1.23%(f)	1.20%	1.19%	1.36%(d)

Net investment income	2.13%(d)(f)	1.27%(f)	0.88%	1.77%	2.09%(d)

Supplemental data

Net assets, end of period (in thousands)	$61,854	$69,221	$173,685	$237,105	$9

Portfolio turnover	73%	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,	Year Ended September 30,
Class Z	2012(a)	2011	2010(b)
Per share data
Net asset value, beginning of period	$6.40	$8.23	$8.23

Income from investment operations:

Net investment income	0.14	0.11	0.01

Net realized and unrealized gain (loss)	1.23	0.12	(0.01)

Total from investment operations	1.37	0.23	0.00

Less distributions to shareholders:

Net investment income	(0.09)	(0.12)	—

Net realized gains	(0.67)	(1.94)	—

Total distributions to shareholders	(0.76)	(2.06)	—

Net asset value, end of period	$7.01	$6.40	$8.23

Total return	22.74%	0.32%	0.00%(c)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.13%(e)	1.05%	1.03%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.86%(e)(g)	0.85%(g)	1.03%(e)

Net investment income	2.39%(e)(g)	1.44%(g)	16.13%(e)

Supplemental data

Net assets, end of period (in thousands)	$43,836	$74,993	$3

Portfolio turnover	73%	90%	99%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Large Value Quantitative Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as

28	Annual Report 2012

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the

Annual Report 2012	29

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	202,723	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	1,654,019
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	270,288

The following table is a summary of the volume of derivative instruments for the period ended July 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	398

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

30	Annual Report 2012

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master

Annual Report 2012	31

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. For the period ended July 31, 2012 the annualized effective management fee rate was 0.69% of the Fund’s average daily net assets. Prior to March 1, 2011, the rates were an annual fee that declined from 0.60% to 0.375% as assets increased. Also prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $140,390 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended July 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended July 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $2,141 and $2,051, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

32	Annual Report 2012

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

For the period ended July 31, 2012 and the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012	Year Ended September 30, 2011
Class A	0.27%	0.24%
Class B	0.27	0.27
Class C	0.26	0.22
Class R	0.27	0.26
Class R4	0.05	0.05
Class T	0.27	0.18
Class W	0.27	0.24
Class Z	0.27	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012 and the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $ 9,270 and $12,540, respectively.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

was approximately $2,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the period ended July 31, 2012 and the year ended September 30, 2011, the annualized effective shareholder services fee rate was 0.30% of the Fund’s average daily net assets.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,088 for Class A, $747 for Class B, $259 for Class C and $5,322 for Class T shares for the period ended July 31, 2012 and $27,207 for Class A, $1,667 for Class B, $72 for Class C and $5,943 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.74
Class R	1.36
Class R4	1.04
Class T	1.16
Class W	1.11
Class Z	0.86

Annual Report 2012	33

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, re-characterization of real estate investment trust (REIT) distributions, and futures contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$29,019
Accumulated net realized loss	(29,019)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2010 ($)
Ordinary income	4,430,936	34,045,893	12,354,971
Long-term capital gains	23,433,940	33,024,910	653,076
Total	27,864,876	67,070,803	13,008,047

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,185,148
Undistributed accumulated long-term gain	3,234,693
Accumulated realized loss	(59,891,132)
Unrealized appreciation	29,734,500

At July 31, 2012, the cost of investments for federal income tax purposes was $243,367,368 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,792,229
Unrealized depreciation	(10,043,785)
Net unrealized appreciation	$29,748,444

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,420,873
2017	55,470,259
Total	59,891,132

The Fund acquired $98,142,499 of capital loss carryforward in connection with the Columbia Disciplined Value Fund merger (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended July 31, 2012, $19,622,962 of capital loss carryforward was utilized and $0 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $193,998,837 and $295,931,035, respectively, for the period ended July 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal

34	Annual Report 2012

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $19,963,979 were on loan, secured by cash collateral of $20,518,672 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 45.7 % of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 25.2 % of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended July 31, 2012 or the year ended September 30, 2011.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Disciplined Value Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $232,882,523 and the combined net assets immediately after the acquisition were $444,562,761.

Annual Report 2012	35

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2012

The merger was accomplished by a tax-free exchange of 17,887,304 shares of Columbia Disciplined Value Fund valued at $211,680,238 (including $44,895,335 of unrealized appreciation).

In exchange for Columbia Disciplined Value Fund shares, the Fund issued the following number of shares:

Shares
Class A	1,397,272
Class B	219,754
Class C	271,962
Class T	10,403,535
Class Z	16,378,001

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Disciplined Value Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Disciplined Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciations and net increase in net assets from operations for the year ended March 31, 2011, would have been $6.4 million, $77.9 million and $(55.8) million and $28.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2012

Columbia Large Value Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Large Value Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Value Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

Annual Report 2012	37

Columbia Large Value Quantitative Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal period ended July 31, 2012 and year ended September 30, 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended July 31, 2012 and year ended September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

38	Annual Report 2012

Columbia Large Value Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	98.05%
Dividends Received Deduction for corporations	99.64%
U.S. Government Obligations	0.00%

Capital gain distribution — the Fund designates $23,433,940 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	39

Columbia Large Value Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

40	Annual Report 2012

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina

Annual Report 2012	41

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

42	Annual Report 2012

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2012	43

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

44	Annual Report 2012

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	45

Columbia Large Value Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Value Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of

46	Annual Report 2012

Columbia Large Value Quantitative Fund

Approval of Investment Management Services Agreement (continued)

analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	47

Columbia Large Value Quantitative Fund

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48	Annual Report 2012

Columbia Large Value Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6523 G (9/12)

Annual Report July 31, 2012

Columbia Limited Duration Credit Fund

Columbia Limited Duration Credit Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Limited Duration Credit Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Limited Duration Credit Fund

Performance Overview

Performance Summary

>	Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 2.87% (excluding sales charges) for the 12 months ended July 31, 2012.

>	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which advanced 3.75% during the same time period.

>	The Fund’s duration positioning and its modest exposure to financials-related corporate bonds primarily accounted for the minor underperformance of the Fund versus its benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	06/19/03
Excluding sales charges		2.87	4.79	3.72
Including sales charges		-0.19	4.14	3.38
Class B	06/19/03
Excluding sales charges		1.99	3.98	2.94
Including sales charges		-3.01	3.63	2.94
Class C	06/19/03
Excluding sales charges		2.00	4.00	2.94
Including sales charges		1.00	4.00	2.94
Class I*	03/04/04	3.17	5.16	4.05
Class R4	06/19/03	2.87	4.97	3.90
Class W*	12/01/06	2.78	4.75	3.70
Class Z*	09/27/10	3.05	4.87	3.77
Barclays U.S. 1-5 Year Corporate Index		3.75	5.75	4.48	**
Barclays U.S. 1-5 Year Credit Index		3.44	5.56	4.29

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**	From June 30, 2003

The Barclays U.S. 1-5 Year Corporate Index is an unmanaged index which includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 1 and 5 years.

The Barclays U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, nonconvertible U.S. corporate fixed income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included.

On December 1, 2011, the Barclays Capital U.S. 1-5 Year Corporate Index (the New Index) replaced the Barclays Capital U.S. 1-5 Year Credit Index (the Former Index) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Limited Duration Credit Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 19, 2003 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. A $10,000 investment in the Fund (including sales charges) since 06/19/03 was equal to $9,664 on 06/30/03. For comparison with the Barclays 1-5 Yr Corporate Index, the chart shows the index at the same value as of 06/30/03.

Annual Report 2012	3

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Effective May 1, 2012, Royce Wilson joined the Fund’s portfolio management team.

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares gained 2.87% excluding sales charges. The Fund modestly underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index (Barclays Index), which advanced 3.75%. The Fund’s duration positioning and its modest exposure to financials-related corporate bonds primarily accounted for the minor underperformance of the Fund versus its benchmark.

U.S. Corporate Bonds Performed Well Despite Volatility

Investor sentiment was dominated by the political gridlock in Washington D.C. early in the reporting period, as the U.S. debt ceiling, possible Treasury default and downgrade of the U.S.’ credit rating from AAA made headlines. Additionally, concerns regarding the European sovereign debt crisis heightened in December 2011 and remained a dominating worry throughout. The ebbs and flows of global economic data further impacted investor sentiment, as seeming strength in early 2012 quickly gave way to pessimism as Europe teetered on the edge of recession and the U.S. unemployment rate remained stubbornly high. Even with all that, the “risk on/risk off” trading pattern of the reporting period, wherein investors vacillated en masse between sharply optimistic or pessimistic views toward the financial markets, was won out by the “risk on” sentiment, as low interest rates together with the Federal Reserve’s (the Fed’s) statement that it would keep short-term interest rates low until late 2014 drove investors to search for incremental yield in non-U.S. Treasury fixed income sectors. In turn, the U.S. corporate bond sector performed well.

Duration Positioning Hampered Returns, but Reflected Our Concerns

Hampering Fund results was its duration (a measure of the Fund’s sensitivity to changes in interest rates) positioning. For the reporting period, the Fund had a shorter duration position than that of the Barclays Index, which hurt as interest rates declined. With interest rates hovering near zero, our view was that interest rate risk was asymmetric, with a modest quantifiable risk to underperformance yet significant upside as we sought to preserve shareholder value in the event of a rise in interest rates.

Also detracting from Fund results was its underweighted allocation to financials-related corporate bonds. Financials was the best performing industry in the Barclays Index amidst continued Fed liquidity and hopes that capital was building to a great enough degree to insulate banks and brokers from problems down the road. However, we maintained the view that the transparency of banks and brokers had not materially improved and that there was significant credit risk were there to be another financial shock or significant economic slowdown.

Industrials and Utilities Positioning Boosted Performance

The Fund’s performance was helped by its significant allocation to BBB-rated bonds in the industrials and utilities industries of the corporate bond sector, as each of these industries performed well. Issue selection within each of these industries also added value, as the Fund had holdings in several somewhat less liquid issues that quickly became increasingly attractive as spreads, or the yield differential between corporate bonds and duration-equivalent U.S. Treasuries, tightened and it became more difficult to find yield in more liquid benchmark issues. We believed

4	Annual Report 2012

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance (continued)

throughout the reporting period that credit risk premiums were too wide, and we expressed this view by overweighting lower-rated issuers in historically stable, defensive industries, including food/beverage, utilities, pipelines and telecommunications, where we favored absolute and relative valuations. As lower quality issues outperformed higher quality issues during the reporting period, this strategy proved beneficial.

The Fund’s yield curve positioning contributed positively to its relative results. The Fund’s short duration positions were expressed primarily via Treasury futures in the two-year to four-year segment of the yield curve and its longer positions in the five-year to seven-year segment of the yield curve. The yield curve, or spectrum of maturities, flattened dramatically during the reporting period, with long-term U.S. Treasury yields falling more significantly than did yields on shorter-dated U.S. Treasuries.

Shifting Market Conditions Drive Fund Changes

We maintained the Fund’s duration within a relatively tight range of 0.90 years to 1.3 years short of the Barclays Index. However, when interest rates rallied based on concerns about global economic growth and/or adverse developments related to the European sovereign debt crisis, we shortened the Fund’s duration even further. When interest rates rose on hopes that concrete progress would follow rhetoric around a solution to the European sovereign debt crisis or when global economic data surprised to the upside, we reduced the Fund’s short duration position somewhat.

We adjusted the Fund’s exposure to high yield corporate bonds as market conditions shifted. We reduced the Fund’s positioning in high yield corporate bonds following the early 2012 rally but then increased its allocation toward the end of the reporting period as we found what we viewed as numerous opportunities in the shorter-term, high quality, defensive high yield corporate bond industries we favor following the developments around the Spanish banking system bailout and the Greek elections.

Looking Ahead

At the end of the reporting period, we remained impressed by the operating performance of the corporations represented in the Fund, but were somewhat cautious in our view ahead, as improvement in operating performance and associated operating measures seen over the last couple of years may be near its apex. Still, we do not currently anticipate a rapid deterioration barring some exogenous shock to the system. Further, we believe the current state of financial measures, including leverage, coverage and liquidity, of the group of issuing corporations we follow has, overall, not been this strong in the last 25 years. We therefore believe the starting point to absorb any potential shock or slowdown, is quite robust.

Of course, developments around Europe, the Fed, global economic growth and the upcoming U.S. elections are all factors that will almost certainly play into the performance of the U.S. corporate bond market in the months ahead. We anticipate a continuation of the capricious shifts in market sentiment that characterized the last two years.

As in any environment, we will continue to focus our energies — along with those of our credit research colleagues — on seeking to build a strong risk-adjusted, well diversified portfolio with an emphasis on bottom-up security selection driven by independent proprietary research.

Portfolio Breakdown (%) (at July 31, 2012)
Consumer Discretionary	6.7
Consumer Staples	8.0
Energy	7.5
Financials	8.9
Health Care	3.8
Industrials	9.8
Materials	4.5
Telecommunication	8.7
U.S. Government & Agency Obligations	1.6
Utilities	26.6
Money Market Funds	13.9

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2012)
AAA rating	1.8
A rating	10.6
BBB rating	73.5
BB rating	12.0
B rating	2.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Limited Duration Credit Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.00	1,020.64	4.28	4.27	0.85
Class B	1,000.00	1,000.00	1,020.10	1,016.86	8.09	8.07	1.61
Class C	1,000.00	1,000.00	1,020.10	1,016.91	8.04	8.02	1.60
Class I	1,000.00	1,000.00	1,025.90	1,022.53	2.37	2.36	0.47
Class R4	1,000.00	1,000.00	1,024.50	1,021.03	3.88	3.87	0.77
Class W	1,000.00	1,000.00	1,023.90	1,020.64	4.28	4.27	0.85
Class Z	1,000.00	1,000.00	1,025.20	1,021.88	3.02	3.02	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Limited Duration Credit Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 82.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 2.3%
Alliant Techsystems, Inc.
04/01/16	6.750%	2,000,000	2,050,000

L-3 Communications Corp.
11/15/16	3.950%	11,905,000	12,819,114

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	2,860,000	3,236,176

Northrop Grumman Corp. Senior Unsecured
08/01/19	5.050%	4,745,000	5,553,538

Total			23,658,828

Banking 1.6%
Bank of America Corp. Senior Unsecured
03/17/16	3.625%	2,195,000	2,254,853

Citigroup, Inc. Senior Unsecured(a)
01/10/17	4.450%	2,400,000	2,564,391

Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	745,000	794,608

Goldman Sachs Group, Inc. (The) Senior Unsecured(a)
02/07/16	3.625%	2,450,000	2,507,484

KeyCorp Senior Unsecured
08/13/15	3.750%	2,200,000	2,345,135

Morgan Stanley Senior Unsecured
03/22/17	4.750%	6,420,000	6,513,790

Total			16,980,261

Chemicals 1.0%
LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	4,056,000	4,400,760

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	190,000	211,850
11/01/19	8.625%	4,740,000	5,427,300

Total			10,039,910

Construction Machinery 1.4%
Case New Holland, Inc.
09/01/13	7.750%	4,225,000	4,489,062

Manitowoc Co., Inc. (The)(a)
11/01/13	7.125%	4,350,000	4,366,313

UR Merger Sub Corp. Secured(b)
07/15/18	5.750%	5,840,000	6,088,200

Total			14,943,575

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Consumer Products 1.7%
Clorox Co. (The) Senior Unsecured
11/01/15	3.550%	5,750,000	6,123,710
10/15/17	5.950%	6,730,000	7,928,263

Jarden Corp.
05/01/16	8.000%	3,860,000	4,168,800

Total			18,220,773

Electric 12.2%
Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	6,110,000	6,430,147

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	2,530,000	2,978,417

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	4,435,000	4,634,575
12/15/15	6.875%	7,600,000	8,461,886

Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	4,335,000	4,582,299

Consumers Energy Co. 1st Mortgage
09/15/18	5.650%	1,000,000	1,218,335

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	6,790,000	7,928,418

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	4,907,000	5,894,450
06/15/18	6.400%	8,295,000	10,281,271

Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	6,605,000	8,173,291
09/15/19	5.050%	1,235,000	1,453,205

Florida Power Corp. 1st Mortgage
06/15/18	5.650%	432,000	522,937

Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	95,000	107,616

Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	5,746,000	5,876,187
04/01/14	4.875%	4,002,000	4,216,228

NRG Energy, Inc.(a)
01/15/17	7.375%	4,305,000	4,466,438

Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	5,836,000	6,405,383

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	5,790,000	6,517,016

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	6,860,000	7,846,008

Sierra Pacific Power Co.
05/15/16	6.000%	8,424,000	9,858,060

Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	2,602,000	3,182,282

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	15,394,000	16,115,628

Total			127,150,077

Entertainment 0.3%
Historic TW, Inc.
06/15/18	6.875%	2,550,000	3,211,161

Environmental 1.9%
Waste Management, Inc.
03/15/18	6.100%	16,145,000	19,372,047

Food and Beverage 4.8%
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	6,219,000	7,268,742

Constellation Brands, Inc.
12/15/14	8.375%	1,218,000	1,394,610

Constellation Brands, Inc.(a)
05/15/17	7.250%	1,420,000	1,638,325

Kraft Foods Group, Inc.(b)
06/05/17	2.250%	1,690,000	1,743,570
08/23/18	6.125%	19,510,000	23,935,010

SABMiller Holdings, Inc.(b)
01/15/17	2.450%	7,485,000	7,797,521

SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%	4,615,000	5,767,643

Total			49,545,421

Gas Pipelines 13.8%
CenterPoint Energy Resources Corp. Senior Unsecured
01/15/14	5.950%	3,300,000	3,521,216
11/01/17	6.125%	6,525,000	7,823,599

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	15,955,000	18,492,276

Enterprise Products Operating LLC
06/01/15	3.700%	1,135,000	1,213,318

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gulfstream Natural Gas System LLC(b) Senior Unsecured
11/01/15	5.560%	2,140,000	2,393,134
06/01/16	6.950%	8,061,000	9,443,711

Kinder Morgan Energy Partners LP Senior Unsecured
02/15/18	5.950%	13,849,000	16,384,530

Midcontinent Express Pipeline LLC Senior Unsecured(b)
09/15/14	5.450%	13,470,000	13,809,969

NiSource Finance Corp.
09/15/17	5.250%	9,925,000	11,249,928

Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	4,441,000	5,263,682
04/15/17	5.950%	9,165,000	10,699,501

Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	5,000,000	5,239,305
11/01/17	6.200%	12,697,000	14,589,945

Plains All American Pipeline LP/Finance Corp.
09/15/15	3.950%	6,535,000	7,033,085

Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	663,000	730,958

Rockies Express Pipeline LLC Senior Unsecured(b)
04/15/15	3.900%	9,270,000	9,038,250

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	3,530,000	4,123,054

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	2,040,000	2,358,748

Total			143,408,209

Health Care 3.0%
AmerisourceBergen Corp.
09/15/15	5.875%	7,590,000	8,662,133

Express Scripts Holding Co.
05/15/16	3.125%	4,315,000	4,567,484

Fresenius Medical Care U.S. Finance, Inc.
07/15/17	6.875%	4,660,000	5,300,750

Hospira, Inc. Senior Unsecured
05/15/15	6.400%	9,720,000	10,794,335

Medco Health Solutions, Inc. Senior Unsecured
09/15/15	2.750%	1,640,000	1,700,272

Total			31,024,974

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Healthcare Insurance 0.7%
WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	2,760,000	3,094,882
06/15/17	5.875%	3,945,000	4,661,080

Total			7,755,962

Independent Energy 4.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	13,397,000	15,502,580

Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	1,325,000	1,487,312

Chesapeake Energy Corp.(a)
02/15/15	9.500%	4,320,000	4,644,000

Continental Resources, Inc.
10/01/19	8.250%	1,156,000	1,312,060

Denbury Resources, Inc.
03/01/16	9.750%	1,250,000	1,362,500

Encana Corp. Senior Unsecured
12/01/17	5.900%	4,925,000	5,684,263

Encore Acquisition Co.
05/01/16	9.500%	3,870,000	4,237,650

Forest Oil Corp.
02/15/14	8.500%	4,965,000	5,188,425

Woodside Finance Ltd.(b)
11/10/14	4.500%	9,765,000	10,321,801

Total			49,740,591

Integrated Energy 0.7%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	4,660,000	4,933,961

Petro-Canada Senior Unsecured
05/15/18	6.050%	2,031,000	2,445,174

Total			7,379,135

Life Insurance 3.7%
Hartford Financial Services Group, Inc. Senior Unsecured
10/15/17	4.000%	18,250,000	18,743,334

Prudential Covered Trust 2012-1(b)
09/30/15	2.997%	11,795,000	12,036,609

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	6,735,000	7,904,849

Total			38,684,792

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Media Cable 5.3%
CSC Holdings LLC Senior Unsecured
04/15/14	8.500%	1,000,000	1,102,500

Comcast Corp.
02/15/18	5.875%	9,890,000	11,889,659
05/15/18	5.700%	5,635,000	6,775,992

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	17,135,000	17,590,619

DISH DBS Corp.
02/01/16	7.125%	5,924,000	6,538,615

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	3,535,000	3,682,063

Time Warner Cable, Inc.
07/01/18	6.750%	6,115,000	7,688,934

Total			55,268,382

Media Non-Cable 3.4%
BSKYB Finance UK PLC(b)
10/15/15	5.625%	9,635,000	10,794,900

British Sky Broadcasting Group PLC(b)
02/15/18	6.100%	8,222,000	9,744,048

News America, Inc.
12/15/14	5.300%	1,270,000	1,396,169

TCM Sub LLC(b)
01/15/15	3.550%	13,280,000	14,035,316

Total			35,970,433

Metals 2.7%
ArcelorMittal Senior Unsecured
02/25/17	4.500%	15,070,000	14,945,183

FMG Resources August 2006 Proprietary Ltd.(a)(b)
11/01/15	7.000%	6,075,000	6,196,500

Teck Resources Ltd.(c)
02/01/18	2.500%	2,860,000	2,866,278

Vale Overseas Ltd.
01/23/17	6.250%	4,070,000	4,666,120

Total			28,674,081

Non-Captive Diversified 1.7%
General Electric Capital Corp. Senior Unsecured
04/27/17	2.300%	17,000,000	17,378,352

Oil Field Services 0.9%
Noble Holding International Ltd.
03/15/17	2.500%	3,935,000	4,030,569

Weatherford International Ltd.
02/15/16	5.500%	4,430,000	4,878,777

Total			8,909,346

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.7%
Ball Corp.
09/01/16	7.125%	4,912,000	5,335,660

Greif, Inc. Senior Unsecured
02/01/17	6.750%	1,375,000	1,495,313

Total			6,830,973

Property & Casualty 1.6%
CNA Financial Corp. Senior Unsecured
08/15/16	6.500%	6,324,000	7,185,392

Liberty Mutual Group, Inc. Senior Unsecured(b)
08/15/16	6.700%	8,855,000	9,966,400

Total			17,151,792

Railroads 2.3%
Burlington Northern Santa Fe LLC Senior Unsecured
05/01/17	5.650%	3,315,000	3,906,515
03/15/18	5.750%	2,820,000	3,382,923

CSX Corp. Senior Unsecured
05/01/17	5.600%	905,000	1,047,427
03/15/18	6.250%	9,315,000	11,326,854

Canadian Pacific Railway Co. Senior Unsecured
05/15/18	6.500%	410,000	496,869

Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	3,630,000	4,355,706

Total			24,516,294

Refining 1.0%
Valero Energy Corp.(a)
02/01/15	4.500%	9,980,000	10,725,616

Restaurants 0.6%
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%	5,380,000	6,466,217

Retailers 0.3%
Best Buy Co., Inc. Senior Unsecured(a)
03/15/16	3.750%	3,590,000	3,472,187

Supermarkets 1.4%
Safeway, Inc. Senior Unsecured(a)
12/01/16	3.400%	14,160,000	14,217,929

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 1.8%
Anixter, Inc.
03/01/15	5.950%	3,600,000	3,753,000

Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	15,349,000	15,314,449

Total			19,067,449

Transportation Services 1.7%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	14,605,000	17,472,615

Wireless 0.2%
SBA Telecommunications, Inc.
08/15/16	8.000%	1,656,000	1,761,984

Wirelines 3.1%
CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	9,193,000	9,755,685

Deutsche Telekom International Finance BV(b)
04/11/16	3.125%	885,000	926,753

Frontier Communications Corp. Senior Unsecured
01/15/13	6.250%	3,258,000	3,323,160

Frontier Communications Corp.(a) Senior Unsecured
04/15/15	7.875%	2,555,000	2,823,275

PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	5,485,000	5,937,513

Verizon Communications, Inc. Senior Unsecured
04/15/18	6.100%	7,595,000	9,451,028

Total			32,217,414

Total Corporate Bonds & Notes
(Cost: $836,704,444)			861,216,780

U.S. Treasury Obligations 1.6%

U.S. Treasury
03/31/17	1.000%	13,685,000	13,964,051
06/30/17	0.750%	2,055,000	2,070,893

Total U.S. Treasury Obligations
(Cost: $15,824,323)			16,034,944

Money Market Funds 13.6%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.153%(d)(e)		141,956,080	141,956,080

Total Money Market Funds
(Cost: $141,956,080)			141,956,080

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan 2.1%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 2.1%

Citibank NA dated 07/31/12, matures 08/01/12, repurchase price $5,000,025(f)
	0.180%	5,000,000	5,000,000

Citigroup Global Markets, Inc. dated 07/31/12, matures 08/01/12, repurchase price $1,000,005(f)
	0.190%	1,000,000	1,000,000

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price $7,000,039(f)
	0.200%	7,000,000	7,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price $2,000,011(f)
	0.200%	2,000,000	2,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

UBS Securities LLC dated 07/31/12, matures 08/01/12, repurchase price $7,168,030(f)
	0.190%	7,167,993	7,167,993

Total			22,167,993

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $22,167,993)			22,167,993

Total Investments
(Cost: $1,016,652,840)			1,041,375,797

Other Assets & Liabilities, Net			982,150

Net Assets			1,042,357,947

Futures Contracts Outstanding at July 31, 2012

At July 31, 2012, $2,084,350 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(288)	(63,535,501)	Sept. 2012	—	(108,432)

U.S. Treasury Note, 5-year	(2,501)	(312,077,906)	Sept. 2012	—	(2,422,734)

U.S. Treasury Note, 10-year	(345)	(46,456,406)	Sept. 2012	—	(569,229)

Total				—	(3,100,395)

Notes to Portfolio of Investments

(a)	At July 31, 2012, security was partially or fully on loan.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $175,635,004 or 16.85% of net assets.
(c)	Represents a security purchased on a when-issued or delayed delivery basis.
(d)	The rate shown is the seven-day current annualized yield at July 31, 2012.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	26,351,912	541,580,149	(425,975,981)	—	141,956,080	83,636	141,956,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.180%)
Fannie Mae REMICS	2,233,706

Fannie Mae-Aces	432,928

Freddie Mac REMICS	2,059,748

Government National Mortgage Association	373,618

Total market value of collateral securities	5,100,000

Security Description
Citigroup Global Markets, Inc. (0.190%)	Value ($)

Fannie Mae Pool	103,000

Fannie Mae REMICS	316,315

Fannie Mae-Aces	24,028

Freddie Mac Gold Pool	51,999

Freddie Mac Non Gold Pool	8,693

Freddie Mac REMICS	254,238

Ginnie Mae I Pool	12,374

Ginnie Mae II Pool	50,992

Government National Mortgage Association	198,361

Total market value of collateral securities	1,020,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Ginnie Mae	47,854

Fannie Mae Pool	1,068,035

Fannie Mae REMICS	2,223,468

Federal National Mortgage Association	242,235

Freddie Mac Gold Pool	78,465

Freddie Mac Non Gold Pool	224,384

Freddie Mac REMICS	1,586,452

Government National Mortgage Association	1,669,147

Total market value of collateral securities	7,140,040

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	1,379,935

Ginnie Mae II Pool	660,065

Total market value of collateral securities	2,040,000

Security Description	Value ($)
UBS Securities LLC (0.190%)
Ginnie Mae I Pool	5,832,157

Ginnie Mae II Pool	1,479,195

Total market value of collateral securities	7,311,352

Abbreviation legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	861,216,780	—	861,216,780

U.S. Treasury Obligations	16,034,944	—	—	16,034,944

Total Bonds	16,034,944	861,216,780	—	877,251,724

Other

Money Market Funds	141,956,080	—	—	141,956,080

Investments of Cash Collateral Received for Securities on Loan	—	22,167,993	—	22,167,993

Total Other	141,956,080	22,167,993	—	164,124,073

Investments in Securities	157,991,024	883,384,773	—	1,041,375,797

Derivatives

Liabilities

Futures Contracts	(3,100,395)	—	—	(3,100,395)

Total	154,890,629	883,384,773	—	1,038,275,402

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $852,528,767)	$877,251,724

Affiliated issuers (identified cost $141,956,080)	141,956,080

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $22,167,993)	22,167,993

Total investments (identified cost $1,016,652,840)	1,041,375,797

Margin deposits on futures contracts	2,084,350

Receivable for:

Investments sold	20,560,534

Capital shares sold	4,553,309

Dividends	9,413

Interest	11,490,809

Reclaims	2,336

Prepaid expenses	10,122

Total assets	1,080,086,670

Liabilities

Due upon return of securities on loan	22,167,993

Payable for:

Investments purchased	8,826,719

Investments purchased on a delayed delivery basis	2,851,134

Capital shares purchased	1,514,043

Dividend distributions to shareholders	1,902,280

Variation margin on futures contracts	232,223

Investment management fees	10,204

Distribution fees	6,988

Transfer agent fees	92,060

Administration fees	1,906

Plan administration fees	3

Compensation of board members	25,881

Expense reimbursement due to Investment Manager	53

Other expenses	97,236

Total liabilities	37,728,723

Net assets applicable to outstanding capital stock	$1,042,357,947

Represented by

Paid-in capital	$1,010,394,104

Undistributed net investment income	1,069,755

Accumulated net realized gain	9,271,526

Unrealized appreciation (depreciation) on:

Investments	24,722,957

Futures contracts	(3,100,395)

Total — representing net assets applicable to outstanding capital stock	$1,042,357,947

* Value of securities on loan	$21,749,337

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$624,737,950

Shares outstanding	61,567,625

Net asset value per share	$10.15

Maximum offering price per share(a)	$10.46

Class B

Net assets	$6,385,123

Shares outstanding	629,482

Net asset value per share	$10.14

Class C

Net assets	$90,079,354

Shares outstanding	8,882,457

Net asset value per share	$10.14

Class I

Net assets	$207,342,540

Shares outstanding	20,428,599

Net asset value per share	$10.15

Class R4

Net assets	$454,692

Shares outstanding	44,711

Net asset value per share	$10.17

Class W

Net assets	$15,593,435

Shares outstanding	1,534,642

Net asset value per share	$10.16

Class Z

Net assets	$97,764,853

Shares outstanding	9,630,929

Net asset value per share	$10.15

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Limited Duration Credit Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income
Income:
Interest	$31,393,817
Dividends from affiliates	83,636
Income from securities lending — net	54,388
Foreign taxes withheld	(1,769)

Total income	31,530,072

Expenses:
Investment management fees	3,453,200
Distribution fees
Class A	1,466,107
Class B	86,995
Class C	833,009
Class W	36,971
Transfer agent fees
Class A	960,357
Class B	14,369
Class C	135,664
Class R4	253
Class W	24,157
Class Z	105,785
Administration fees	648,545
Plan administration fees
Class R4	1,321
Compensation of board members	22,075
Custodian fees	23,581
Printing and postage fees	102,381
Registration fees	104,784
Professional fees	52,754
Other	35,037

Total expenses	8,107,345
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(274,803)
Expense reductions	(40)

Total net expenses	7,832,502

Net investment income	23,697,570

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,323,267
Futures contracts	(20,423,146)

Net realized gain	3,900,121
Net change in unrealized appreciation (depreciation) on:
Investments	(3,683,232)
Futures contracts	4,614,283

Net change in unrealized appreciation (depreciation)	931,051

Net realized and unrealized gain	4,831,172

Net increase in net assets resulting from operations	$28,528,742

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011(a)
Operations

Net investment income	$23,697,570	$21,505,079

Net realized gain	3,900,121	11,480,048

Net change in unrealized appreciation (depreciation)	931,051	573,629

Net increase in net assets resulting from operations	28,528,742	33,558,756

Distributions to shareholders from:

Net investment income

Class A	(13,641,424)	(14,260,279)

Class B	(136,740)	(285,004)

Class C	(1,307,317)	(1,403,094)

Class I	(5,371,847)	(5,584,042)

Class R4	(12,879)	(17,659)

Class W	(344,886)	(96,342)

Class Z	(1,702,258)	(250,178)

Total distributions to shareholders	(22,517,351)	(21,896,598)

Increase (decrease) in net assets from capital stock activity	179,590,960	264,119,960

Total increase in net assets	185,602,351	275,782,118

Net assets at beginning of year	856,755,596	580,973,478

Net assets at end of year	$1,042,357,947	$856,755,596

Undistributed (excess of distributions over) net investment income	$1,069,755	$(110,464)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year ended July 31, 2012		Year ended July 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	32,462,406	324,552,836	31,074,822	311,380,412

Distributions reinvested	1,150,892	11,513,451	1,106,368	11,090,404

Redemptions	(23,210,569)	(231,859,754)	(20,517,032)	(205,658,478)

Net increase	10,402,729	104,206,533	11,664,158	116,812,338

Class B shares

Subscriptions	258,767	2,588,065	457,271	4,582,435

Distributions reinvested	13,132	131,087	27,547	275,932

Redemptions(b)	(509,455)	(5,108,257)	(781,219)	(7,848,751)

Net decrease	(237,556)	(2,389,105)	(296,401)	(2,990,384)

Class C shares

Subscriptions	3,878,415	38,768,161	3,635,807	36,430,208

Distributions reinvested	108,356	1,082,784	107,882	1,080,653

Redemptions	(2,236,919)	(22,348,707)	(1,575,759)	(15,775,518)

Net increase	1,749,852	17,502,238	2,167,930	21,735,343

Class I shares

Subscriptions	5,236,593	52,279,816	10,071,456	100,939,786

Distributions reinvested	536,450	5,363,898	566,729	5,686,124

Redemptions	(6,752,196)	(66,993,169)	(1,985,971)	(19,947,196)

Net increase (decrease)	(979,153)	(9,349,455)	8,652,214	86,678,714

Class R4 shares

Subscriptions	3,741	37,500	2,314	23,158

Distributions reinvested	1,263	12,647	1,709	17,175

Redemptions	(17,116)	(170,812)	(1,440)	(14,468)

Net increase (decrease)	(12,112)	(120,665)	2,583	25,865

Class W shares

Subscriptions	748,387	7,463,300	1,292,454	12,980,370

Distributions reinvested	34,447	344,773	9,534	96,178

Redemptions	(469,226)	(4,704,636)	(81,466)	(821,163)

Net increase	313,608	3,103,437	1,220,522	12,255,385

Class Z shares

Subscriptions	9,640,433	96,258,030	5,318,810	53,497,799

Distributions reinvested	106,392	1,067,387	8,735	88,039

Redemptions	(3,064,035)	(30,687,440)	(2,379,406)	(23,983,139)

Net increase	6,682,790	66,637,977	2,948,139	29,602,699

Total net increase	17,920,158	179,590,960	26,359,145	264,119,960

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Limited Duration Credit Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.10	$9.94	$9.46	$9.34		$9.58

Income from investment operations:

Net investment income	0.25	0.31	0.38	0.37		0.43

Net realized and unrealized gain (loss)	0.03	0.17	0.50	0.10		(0.27)

Total from investment operations	0.28	0.48	0.88	0.47		0.16

Less distributions to shareholders:

Net investment income	(0.23)	(0.32)	(0.40)	(0.35)		(0.40)

Total distributions to shareholders	(0.23)	(0.32)	(0.40)	(0.35)		(0.40)

Net asset value, end of period	$10.15	$10.10	$9.94	$9.46		$9.34

Total return	2.87%	4.87%	9.40%	5.39%		1.56%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.88%	0.94%	0.96%	1.06%		1.08%

Net expenses after fees waived or expenses reimbursed(b)	0.84%(c)	0.86%	0.85%	0.89%		0.89%

Net investment income	2.45%(c)	3.11%	3.90%	4.16%		4.45%

Supplemental data

Net assets, end of period (in thousands)	$624,738	$516,916	$392,689	$114,937		$62,677

Portfolio turnover	106%	113%	101%	335%	(d)	218%	(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.10	$9.94	$9.46	$9.34		$9.58

Income from investment operations:

Net investment income	0.17	0.24	0.31	0.30		0.36

Net realized and unrealized gain (loss)	0.03	0.17	0.49	0.11		(0.28)

Total from investment operations	0.20	0.41	0.80	0.41		0.08

Less distributions to shareholders:

Net investment income	(0.16)	(0.25)	(0.32)	(0.29)		(0.32)

Total distributions to shareholders	(0.16)	(0.25)	(0.32)	(0.29)		(0.32)

Net asset value, end of period	$10.14	$10.10	$9.94	$9.46		$9.34

Total return	1.99%	4.08%	8.59%	4.59%		0.80%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.63%	1.69%	1.73%	1.82%		1.84%

Net expenses after fees waived or expenses reimbursed(b)	1.60%(c)	1.61%	1.61%	1.65%		1.65%

Net investment income	1.70%(c)	2.36%	3.18%	3.37%		3.69%

Supplemental data

Net assets, end of period (in thousands)	$6,385	$8,756	$11,562	$7,257		$7,351

Portfolio turnover	106%	113%	101%	335%	(d)	218%	(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.10	$9.94	$9.45	$9.34		$9.57

Income from investment operations:

Net investment income	0.17	0.23	0.30	0.31		0.36

Net realized and unrealized gain (loss)	0.03	0.18	0.51	0.09		(0.27)

Total from investment operations	0.20	0.41	0.81	0.40		0.09

Less distributions to shareholders:

Net investment income	(0.16)	(0.25)	(0.32)	(0.29)		(0.32)

Total distributions to shareholders	(0.16)	(0.25)	(0.32)	(0.29)		(0.32)

Net asset value, end of period	$10.14	$10.10	$9.94	$9.45		$9.34

Total return	2.00%	4.09%	8.70%	4.48%		0.91%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.63%	1.69%	1.71%	1.82%		1.83%

Net expenses after fees waived or expenses reimbursed(b)	1.59%(c)	1.61%	1.60%	1.64%		1.64%

Net investment income	1.70%(c)	2.34%	3.12%	3.44%		3.71%

Supplemental data

Net assets, end of period (in thousands)	$90,079	$72,019	$49,324	$9,494		$1,600

Portfolio turnover	106%	113%	101%	335%	(d)	218%	(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.11	$9.94	$9.46	$9.35		$9.58

Income from investment operations:

Net investment income	0.28	0.34	0.42	0.41		0.46

Net realized and unrealized gain (loss)	0.03	0.19	0.49	0.09		(0.26)

Total from investment operations	0.31	0.53	0.91	0.50		0.20

Less distributions to shareholders:

Net investment income	(0.27)	(0.36)	(0.43)	(0.39)		(0.43)

Total distributions to shareholders	(0.27)	(0.36)	(0.43)	(0.39)		(0.43)

Net asset value, end of period	$10.15	$10.11	$9.94	$9.46		$9.35

Total return	3.17%	5.34%	9.79%	5.66%		2.04%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.46%	0.58%	0.61%	0.66%		0.67%

Net expenses after fees waived or expenses reimbursed(b)	0.46%	0.52%	0.49%	0.53%		0.52%

Net investment income	2.83%	3.41%	4.34%	4.50%		4.83%

Supplemental data

Net assets, end of period (in thousands)	$207,343	$216,337	$126,852	$123,651		$105,610

Portfolio turnover	106%	113%	101%	335%	(c)	218%	(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.13	$9.97	$9.49	$9.37		$9.58

Income from investment operations:

Net investment income	0.26	0.32	0.38	0.44		0.47

Net realized and unrealized gain (loss)	0.02	0.17	0.50	0.06		(0.26)

Total from investment operations	0.28	0.49	0.88	0.50		0.21

Less distributions to shareholders:

Net investment income	(0.24)	(0.33)	(0.40)	(0.38)		(0.42)

Total distributions to shareholders	(0.24)	(0.33)	(0.40)	(0.38)		(0.42)

Net asset value, end of period	$10.17	$10.13	$9.97	$9.49		$9.37

Total return	2.87%	4.92%	9.45%	5.64%		2.14%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.76%	0.89%	0.91%	0.97%		0.98%

Net expenses after fees waived or expenses reimbursed(b)	0.76%	0.82%	0.79%	0.74%		0.51%

Net investment income	2.54%	3.16%	3.93%	4.81%		4.84%

Supplemental data

Net assets, end of period (in thousands)	$455	$575	$541	$99		$9

Portfolio turnover	106%	113%	101%	335%	(c)	218%	(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.12		$9.95	$9.47	$9.36		$9.58

Income from investment operations:

Net investment income	0.25		0.26	0.38	0.36		0.47

Net realized and unrealized gain (loss)	0.03		0.23	0.49	0.10		(0.30)

Total from investment operations	0.28		0.49	0.87	0.46		0.17

Less distributions to shareholders:

Net investment income	(0.24)		(0.32)	(0.39)	(0.35)		(0.39)

Total distributions to shareholders	(0.24)		(0.32)	(0.39)	(0.35)		(0.39)

Net asset value, end of period	$10.16		$10.12	$9.95	$9.47		$9.36

Total return	2.78%		4.97%	9.30%	5.19%		1.68%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.88%		0.89%	1.08%	1.09%		1.14%

Net expenses after fees waived or expenses reimbursed(b)	0.84%	(c)	0.86%	0.93%	0.97%		0.97%

Net investment income	2.45%	(c)	2.64%	3.92%	4.03%		4.50%

Supplemental data

Net assets, end of period (in thousands)	$15,593		$12,353	$5	$5		$5

Portfolio turnover	106%		113%	101%	335%	(d)	218%	(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$10.11		$10.05

Income from investment operations:

Net investment income	0.27		0.25

Net realized and unrealized gain	0.03		0.09

Total from investment operations	0.30		0.34

Less distributions to shareholders:

Net investment income	(0.26)		(0.28)

Total distributions to shareholders	(0.26)		(0.28)

Net asset value, end of period	$10.15		$10.11

Total return	3.05%		3.49%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.63%		0.67%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.59%	(e)	0.61%	(c)

Net investment income	2.69%	(e)	3.01%	(c)

Supplemental data

Net assets, end of period (in thousands)	$97,765		$29,799

Portfolio turnover	106%		113%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Limited Duration Credit Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including

Annual Report 2012	27

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

28	Annual Report 2012

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	3,100,395	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(20,423,146)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	4,614,283

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	14,079

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Annual Report 2012	29

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

30	Annual Report 2012

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $4,647.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.17
Class C	0.16
Class R4	0.05
Class W	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2012, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Annual Report 2012	31

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $663,000 and $690,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $559,738 for Class A, $3,610 for Class B and $19,028 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.52
Class R4	0.82
Class W	0.85
Class Z	0.60

Prior to October 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.52
Class R4	0.82
Class W	0.86
Class Z	0.61

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for futures contracts and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year ended July 31, 2012 ($)	Year ended July 31, 2011 ($)
Ordinary income	$22,517,351	$21,896,598

32	Annual Report 2012

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,259,555
Undistributed accumulated long-term gain	1,137,837
Unrealized appreciation	24,468,731

At July 31, 2012, the cost of investments for federal income tax purposes was $1,016,710,583 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,947,895
Unrealized depreciation	(1,282,681)
Net unrealized appreciation	$24,665,214

For the year ended July 31, 2012, $2,117,055 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $991,434,686 and $939,672,365, respectively, for the year ended July 31, 2012, of which $52,419,088 and $38,421,472, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $21,749,337 were on loan, secured by cash collateral of $22,167,993 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 40.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 19.9% of the outstanding shares of the Fund.

Annual Report 2012	33

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2012

Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended July 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and

various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Limited Duration Credit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Limited Duration Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

Annual Report 2012	35

Columbia Limited Duration Credit Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

36	Annual Report 2012

Columbia Limited Duration Credit Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.25%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	37

Columbia Limited Duration Credit Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel);

McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

38	Annual Report 2012

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina

Annual Report 2012	39

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

40	Annual Report 2012

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	41

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

42	Annual Report 2012

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	43

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board

44	Annual Report 2012

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement (continued)

observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	45

Columbia Limited Duration Credit Fund

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46	Annual Report 2012

Columbia Limited Duration Credit Fund

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Annual Report 2012	47

Columbia Limited Duration Credit Fund

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48	Annual Report 2012

Columbia Limited Duration Credit Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6265 M (9/12)

Annual Report July 31, 2012

Columbia Minnesota Tax-Exempt Fund

Columbia Minnesota Tax-Exempt Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Performance Overview

Performance Summary

>	Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares gained 9.59% (excluding sales charges) for the 11 months ended July 31, 2012.

>	The Fund’s return outperformed its primary benchmark, the Barclays Municipal Bond Index, which rose 8.66% during the same period.

>	The Fund also outperformed its secondary benchmark, the Barclays Minnesota Municipal Bond Index, which rose 7.30%.

>	The Fund outperformed its peer group, as represented by the Lipper Minnesota Municipal Debt Funds Index, which increased 8.90% for the same time frame.

>	The Fund’s strong relative results can be attributed primarily to effective issue selection and duration positioning.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	11 Months cumulative	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		9.59	10.99	5.99	4.82
Including sales charges		4.34	5.81	4.96	4.32
Class B	03/20/95
Excluding sales charges		8.82	10.35	5.23	4.06
Including sales charges		3.82	5.35	4.90	4.06
Class C	06/26/00
Excluding sales charges		8.84	10.15	5.19	4.04
Including sales charges		7.84	9.15	5.19	4.04
Class Z*	09/27/10	9.65	11.27	6.05	4.85
Barclays Municipal Bond Index		8.66	10.51	6.12	5.31
Barclays Minnesota Municipal Bond Index		7.30	9.15	6.20	5.23
Lipper Minnesota Municipal Debt Funds Index		8.90	10.39	5.58	4.82

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.

The Lipper Minnesota Municipal Debt Funds Index includes the 10 largest municipal debt funds in Minnesota tracked by Lipper Inc. The Lipper index’s returns include net reinvested dividends.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance

Portfolio Management

Catherine Stienstra

The Board of Trustees for Columbia Minnesota Tax-Exempt Fund approved the change of the Fund’s fiscal year end from August 31 to July 31. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the 11-month period that ended July 31, 2012, the Fund’s Class A shares returned 9.59% excluding sales charges. The Fund outperformed its primary benchmark, the Barclays Municipal Bond Index (Barclays Index), which rose 8.66%, and its secondary benchmark, the Barclays Minnesota Municipal Bond Index, which rose 7.30%, for the same period. The Fund outperformed its peer group, as represented by the Lipper Minnesota Municipal Debt Funds Index, which increased 8.90% for the same time frame. The Fund’s strong relative results can be attributed primarily to effective issue selection and duration positioning.

Tax-Exempt Bond Market Rallied

The tax-exempt fixed income market generally rallied during the reporting period, with municipal bond yields falling to all-time lows. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) The municipal bond yield curve (spectrum of maturities) materially flattened, meaning yields on longer-term maturities declined more than on shorter-term maturities. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts by a significant margin, as investors sought yield in a low interest rate environment. The ratio of 10-year municipal bond yields to 10-year Treasury yields remained elevated relative to historical averages.

Strength in the municipal bond market was supported by demand that outstripped supply. Inflows into municipal bond mutual funds were positive since mid-December 2011, which together with a record amount of June and July 2012 coupon redemptions, more than offset the effect of an uptick in issuance. Supply of tax-exempt debt started picking up in late February 2012 and peaked in June with the largest monthly new issuance since 2008. Refundings represented a large portion of the new issuance, as issuers sought to replace higher cost debt.

Defaults remained low. State and local tax revenue grew in the first quarter of 2012 for the 10th consecutive quarter, according to the U.S. Census Bureau. Downgrades of municipalities continued to outpace upgrades given the slow economic recovery. However, despite a few much-headlined bankruptcies, municipal bankruptcy filings in 2012 through July were actually below those of 2011, both in number and dollar amount, and 2011 filings were, in turn, lower than those in 2010.

Effective Issue Selection and Sector Allocation Boosted Fund Performance

The Fund benefited from effective issue selection within the electric utilities sector. Issue selection among bonds rated BBB and non-rated securities also contributed positively, as demand for yield increased with the Federal Reserve Board’s statement that it intended to keep short-term interest rates low through late 2014. Another positive contributor to the Fund’s performance was a significant allocation to hospital bonds, as this was one of the best performing sectors within the Barclays Index during the reporting period. Having only a modest exposure to the pre-refunded sector and to state general obligation bonds added further value, as these market segments generally lagged. (Pre-refunding is defined as a local government’s issuance of new municipal bonds (called refunding bonds) in which

4	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

the proceeds of the refunding bonds are placed in escrow and used to make debt service payments on the refunding bonds until the call date of the original bonds. At that point, the refunding bond proceeds cross over and are used to pay the principal and the call premium in order to extinguish the original bonds.)

From a credit quality perspective, the Fund benefited from its significant allocations to bonds rated A, bonds rated BBB and non-rated securities across a variety of sectors and from its relatively lesser weightings in bonds rated AAA and AA. As indicated, lower-rated credits outperformed higher quality tax-exempt bonds during the reporting period.

Further boosting the Fund’s results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays Index, which helped as tax-exempt bond rates declined. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Also, having an emphasis on bonds with maturities of 15 years or longer and only a modest weighting in bonds with shorter-term maturities proved especially effective, as longer-dated maturities outperformed shorter-term maturities, and the municipal bond yield curve flattened.

Positioning in Select Sectors Hampered Returns

Detracting from the Fund’s results was having only a modest allocation to the transportation sector, as this was among the best performing sectors within the Barclays Index during the reporting period. Also weighing negatively on the Fund’s relative results was having significant allocations to the electric utilities and housing sectors, which lagged the Barclays Index during the reporting period. Issue selection within the leasing and hospital sectors hurt the Fund’s relative results as well.

Municipal Market Conditions Drove Portfolio Changes

During the reporting period, we gradually reduced the Fund’s duration by approximately 1.75 years. As issuers sought to take advantage of the lower interest rate environment, securities getting called, cross-over refunded or current refunded had a natural shortening effect on the portfolio’s duration. (Cross-over refunding is defined as a local government’s issuance of new municipal bonds (called refunding bonds) in which the proceeds of the refunding bonds are placed in escrow and used to make debt service payments on the refunding bonds until the call date of the original bonds. At that point, the refunding bond proceeds cross over and are used to pay the principal and the call premium in order to extinguish the original bonds. Current refunding is a financing structure under which older bonds are called or mature within 90 days of the issuance of new refunding bonds.) Also having an impact on the Fund’s shortened duration was the Fund’s positive net inflows coupled with limited, longer-dated supply.

We decreased the Fund’s holdings in bonds rated AA and increased its exposure to bonds rated BBB and non-rated securities as we sought to add incremental yield. From a sector perspective, we increased the Fund’s allocations to tobacco-related bonds based on relative value and credit specific analysis.

Looking Ahead

At the end of July, we were constructive in our view of the tax-exempt bond market primarily because technicals remained positive. We expected to be heading into a dwindling summer supply period while fund flows were anticipated to remain positive and bond redemptions to be heavy. Also, municipal bonds remained inexpensive relative to U.S. Treasuries at the end of the reporting period.

Quality Breakdown (%) (at July 31, 2012)
AAA rating	6.8
AA rating	28.3
A rating	35.0
BBB rating	16.8
BB rating	1.7
Not rated	11.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Fundamentally, state tax receipts have made progress, albeit slowly, up significantly from the lows hit in 2009. We still expect further downgrades, but not a significant increase in defaults. We believe bankruptcies should be confined to distressed municipalities known to be weak credits. As always, but especially in an environment wherein local governments remain under stress, our team of seasoned credit analysts are dedicated to conducting the credit research surveillance we believe remain crucial to finding attractive investment opportunities, managing credit risk and avoiding troubled credit.

Another factor we are monitoring over the near term is the ongoing debate regarding the tax exemption status of municipal bonds. That said, we believe any change is not likely to be implemented before the November elections and, if implemented, is likely to be incremental in nature.

The Fund’s emphasis remains on generating a high level of income generally exempt from federal income tax as well as from Minnesota state and local taxes.

6	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.70	1,020.93	3.99	3.97	0.79
Class B	1,000.00	1,000.00	1,027.80	1,017.21	7.76	7.72	1.54
Class C	1,000.00	1,000.00	1,027.80	1,017.21	7.76	7.72	1.54
Class Z	1,000.00	1,000.00	1,031.20	1,022.18	2.73	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Airport 4.9%
Minneapolis-St Paul Metropolitan Airports Commission Refunding Revenue Bonds Subordinated Series 2005C (NPFGC/FGIC)
01/01/31	5.000%	6,185,000	6,566,243

Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Series 2011
01/01/25	5.000%	2,000,000	2,331,120

Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,644,375
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,619,331

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	3,039,174

Total			22,200,243

Health Services 3.6%
City of Center City Revenue Bonds Hazelden Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,729,008

City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	3,108,180

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,068,750
05/15/26	5.250%	1,000,000	1,058,860
05/15/36	5.250%	9,000,000	9,366,750

Total			16,331,548

Higher Education 15.1%
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	292,300
05/01/37	5.500%	6,000,000	6,258,780

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,387,420
Series 2010D
03/01/40	5.000%	2,515,000	2,794,366

College of Saint Benedict Series 2011-7M
03/01/36	5.125%	275,000	290,815

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

College of St. Benedict Series 2011-7M
03/01/31	5.000%	300,000	319,446

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	950,110
12/01/35	5.250%	1,000,000	1,096,690
12/01/40	5.125%	500,000	537,720
Series 2011-7J
12/01/40	6.300%	1,800,000	2,065,698

Gustavus Adolphus College Series 2010-7B
10/01/35	4.750%	1,305,000	1,402,405

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	546,165
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,179,920
10/01/40	6.000%	4,000,000	4,615,280

St. Benedict College Series 2008V
03/01/18	5.000%	500,000	571,870
03/01/23	4.750%	800,000	865,896

St. Catherine’s College Series 2002-5-N1
10/01/32	5.375%	1,000,000	1,002,360

St. John’s University 6th Series 2005G
10/01/22	5.000%	6,500,000	7,047,365
6th Series 2008U
10/01/28	4.750%	1,000,000	1,103,150
10/01/33	4.750%	825,000	900,356

St. Olaf College Series 2007O
10/01/22	5.000%	3,040,000	3,370,630

University of St. Thomas 6th Series 2008W
10/01/30	6.000%	3,625,000	4,040,280
6th Series 2009X
04/01/39	5.250%	6,000,000	6,542,580

Minnesota State Colleges & Universities Refunding Revenue Bonds Series 2012A
10/01/22	5.000%	1,410,000	1,791,856

St. Cloud Economic Development Authority Refunding Revenue Bonds St. Cloud State University Foundation Project Series 2012
05/01/22	4.000%	1,010,000	1,178,367

University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,149,840
Series 2011A
12/01/31	5.250%	5,000,000	6,074,550
12/01/36	5.000%	5,985,000	7,070,440

Total			68,446,655

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Hospital 23.6%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	516,900

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,132,241
05/01/20	5.000%	1,000,000	1,080,840
05/01/21	5.000%	1,500,000	1,601,250
05/01/37	5.250%	6,610,000	6,917,233

North Memorial Health Care Series 2005
09/01/35	5.000%	2,500,000	2,543,450

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	6,265,363

City of Northfield Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,569,030

City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07/01/30	5.875%	1,950,000	2,139,072

City of Rochester(b) Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	4,000,000	4,848,680

City of Shakopee Revenue Bonds St. Francis Regional Medical Center Series 2004
09/01/25	5.100%	8,300,000	8,506,670

City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,529,200

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	7,193,984

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,354,930

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Stillwater Revenue Bonds Health System Obligation Group Series 2005
06/01/25	5.000%	1,750,000	1,813,875

City of Winona Refunding Revenue Bonds Winona Health Obligation Series 2012
07/01/34	5.000%	750,000	787,380

Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,093,120

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	2,084,239
03/01/21	5.375%	1,045,000	1,118,140

County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,078,140
11/01/37	5.750%	2,250,000	2,383,267

Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,168,900
08/15/30	5.000%	2,500,000	2,629,300
08/15/35	5.250%	2,275,000	2,598,050

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,904,915

St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,154,745
Series 2009A-1 11/15/29	5.250%	7,000,000	7,829,500

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	8,012,532
02/01/29	5.000%	3,000,000	3,207,420

Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,102,460
11/15/30	6.000%	1,490,000	1,559,359
11/15/35	6.000%	3,500,000	3,641,190

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,925,585

Total			107,290,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Joint Power Authority 0.9%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings — S.E. Twin Cities Transportation Series 2012
01/01/19	5.000%	1,925,000	2,281,298

Brookings-Southeast Twin Cities Transmission Project Series 2012
01/01/42	5.000%	1,500,000	1,672,755

Total			3,954,053

Local Appropriation 1.1%
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,564,920

Minnetrista Economic Development Authority Revenue Bonds Series 2009A
02/01/31	4.750%	400,000	433,996

Total			4,998,916

Local General Obligation 4.4%
City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,195,360

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	584,855

County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,266,134

County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/24	5.000%	1,170,000	1,377,172

Lake Superior Independent School District No. 381 Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04/01/13	5.000%	1,730,000	1,784,928

Metropolitan Council Unlimited General Obligation Bonds Wastewater Series 2012B
09/01/23	5.000%	3,125,000	4,021,031
09/01/26	5.000%	3,300,000	4,180,275

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Unlimited General Obligation Refunding Bonds Waste Water Series 2005B
05/01/25	5.000%	2,000,000	2,209,760

Wastewater Series 2012E
09/01/24	5.000%	2,000,000	2,559,480

Total			20,178,995

Multi-Family 2.7%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A (FHLMC)
04/01/27	5.000%	2,500,000	2,739,500

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,682,250

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,064,470
12/01/30	6.000%	3,000,000	3,224,280

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,162,520

County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/23	5.000%	1,125,000	1,324,204

Total			12,197,224

Municipal Power 12.7%
City of Chaska Electric Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/20	5.250%	1,165,000	1,284,249
10/01/30	5.000%	3,800,000	4,031,344

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	307,033
12/01/25	5.000%	400,000	483,384

Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10/01/29	5.125%	5,500,000	5,921,740
Series 2005 10/01/30	5.000%	3,500,000	3,731,665

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Series 2007 10/01/32	4.750%	3,000,000	3,234,540
Series 2010A 10/01/35	5.250%	7,000,000	7,868,560

Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,869,600
Series 2008A 01/01/21	5.000%	3,500,000	4,046,175

Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,742,200

Southern Minnesota Municipal Power Agency(c) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,325,800
01/01/26	0.000%	10,000,000	6,327,900

Western Minnesota Municipal Power Agency Revenue Bonds Series 2003A (NPFGC)
01/01/26	5.000%	7,250,000	7,361,650

Total			57,535,840

Nursing Home 2.1%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A
11/01/40	7.000%	1,000,000	1,073,070
11/01/46	7.000%	1,000,000	1,063,130

Senior Revenue Bonds Homestead Anoka Project Series 2011B
11/01/34	6.875%	2,765,000	2,981,665

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	892,744
09/01/36	6.250%	925,000	988,862
09/01/42	6.375%	2,435,000	2,600,142

Total			9,599,613

Other Bond Issue 0.4%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,643,475

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Other Utility 0.3%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	253,463
08/01/36	5.700%	1,250,000	1,267,112

Total			1,520,575

Pool/Bond Bank 1.2%
City of Minneapolis Limited Tax Supported Common Revenue Bonds Open Access Tech International, Inc. Series 2010
12/01/30	6.250%	1,000,000	1,186,890

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,104,873
06/01/28	5.000%	1,500,000	1,557,105

Minnesota Public Facilities Authority Revenue Bonds Series 2005A
03/01/19	5.000%	1,480,000	1,640,373

Total			5,489,241

Prep School 1.6%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,533,150

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,626,210

Total			7,159,360

Refunded/Escrowed 2.0%
Lake Superior Independent School District No. 381 Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04/01/13	5.000%	65,000	67,087

Puerto Rico Electric Power Authority Prerefunded 07/01/13 Revenue Bonds Series 2003NN (NPFGC)(d)
07/01/32	5.000%	2,820,000	2,942,839

State of Minnesota Prerefunded 11/01/12 Unlimited General Obligation Bonds Series 2002
11/01/15	5.250%	3,575,000	3,620,259

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	2,315,000	2,573,331

Total			9,203,516

Retirement Communities 2.9%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,555,231

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,340,250
10/01/33	6.000%	3,000,000	3,181,080
10/01/47	6.250%	1,265,000	1,340,837

City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	2,149,097

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,546,905

Total			13,113,400

Single Family 2.8%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	1,001,755	1,061,630

Revenue Bonds Mortgage-Backed Securities Program-City Living Series 2011A (GNMA/FNMA/FHLMC)
12/01/27	4.450%	950,000	1,043,879

Minneapolis/St. Paul Housing Finance Board(a) Revenue Bonds Single Family Housing Series 2005A-4 AMT
12/01/37	4.700%	62,885	65,392

Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	620,000	675,310
Series 2009
01/01/40	5.100%	890,000	957,079

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Finance Series 2006B AMT
07/01/26	4.750%	1,255,000	1,293,704
07/01/31	4.850%	1,685,000	1,726,619
Series 2006I AMT
07/01/26	5.050%	3,030,000	3,169,956
Series 2006M AMT
01/01/37	5.750%	1,105,000	1,163,156

Minnesota Housing Finance Agency(a)(b) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	1,575,000	1,638,063

Total			12,794,788

Special Non Property Tax 5.2%
City of Lakeville Revenue Bonds Series 2007
02/01/22	5.000%	175,000	177,030
02/01/27	5.000%	225,000	222,147

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,706,951
12/15/29	5.000%	1,825,000	2,099,517

Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(d)
08/01/41	5.250%	4,750,000	5,056,042

State of Minnesota Revenue Bonds Public Safety Radio Series 2011
06/01/25	5.000%	1,950,000	2,290,275
Series 2000
06/01/30	6.000%	4,000,000	4,017,960

Territory of Guam(d) Revenue Bonds Section 30
Series 2009A 12/01/34	5.750%	3,500,000	3,930,675
Series 2011A 01/01/42	5.125%	1,200,000	1,331,868

Total			23,832,465

Special Property Tax 0.6%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,540,000	2,623,718

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

State Appropriated 4.9%
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12
12/01/23	5.000%	5,000,000	5,284,500
12/01/27	5.125%	10,815,000	11,362,780

University of Minnesota Revenue Bonds State Supported Biomed Science Research Series 2011B
08/01/36	5.000%	5,000,000	5,839,450

Total			22,486,730

State General Obligation 1.1%
State of Minnesota Unlimited General Obligation Bonds State Trunk Highway Series 2011B
10/01/30	5.000%	2,000,000	2,443,940

Unlimited General Obligation Refunding Bonds Various Purpose Series 2010D
08/01/19	5.000%	2,000,000	2,511,560

Total			4,955,500

Student Loan 0.7%
Minnesota Office of Higher Education Revenue Bonds Supplemental Student Loan Program Series 2010
11/01/29	5.000%	3,000,000	3,367,860

Tobacco 2.5%
Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B
03/01/26	5.250%	2,000,000	2,295,800
03/01/31	5.250%	8,000,000	8,999,440

Total			11,295,240

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Water & Sewer 0.8%
City of Rochester Unlimited General Obligation Bonds Waste Water Series 2004A
02/01/25	5.000%	3,305,000	3,629,981

Total Municipal Bonds
(Cost: $407,533,595)			445,849,896

Floating Rate Notes 0.7%
City of Center City Revenue Bonds Hazelden Foundation Project VRDN Series 2005 (U.S. Bank)(e)(f)
11/01/35	0.180%	1,125,000	1,125,000

City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems VRDN Series 2009B-2 (JP Morgan Chase Bank)(e)(f)
11/15/35	0.170%	500,000	500,000

St. Paul Port Authority Revenue Bonds Minnesota Public Radio Project VRDN Series 2005-7 (JP Morgan Chase Bank)(e)(f)
05/01/25	0.190%	1,400,000	1,400,000

Total Floating Rate Notes
(Cost: $3,025,000)			3,025,000

Money Market Funds 0.1%
		Shares	Value ($)
JPMorgan Tax Free Money Market Fund, 0.000%(g)		659,186	659,186

Total Money Market Funds
(Cost: $659,186)			659,186

Total Investments
(Cost: $411,217,781)			449,534,082

Other Assets & Liabilities, Net			5,087,871

Total Net Assets			454,621,953

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(c)	Zero coupon bond.

(d)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2012, the value of these securities amounted to $13,261,424 or 2.92% of net assets.

(e)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(f)	Interest rate varies to reflect current market conditions, rate shown is the effective rate on July 31, 2012.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	445,849,896	—	445,849,896

Total Bonds	—	445,849,896	—	445,849,896

Short-Term Securities

Floating Rate Notes	—	3,025,000	—	3,025,000

Total Short-Term Securities	—	3,025,000	—	3,025,000

Other

Money Market Funds	659,186	—	—	659,186

Total Other	659,186	—	—	659,186

Total	659,186	448,874,896	—	449,534,082

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value (identified cost $411,217,781)	$449,534,082

Receivable for:

Capital shares sold	1,389,139

Interest	5,502,931

Expense reimbursement due from Investment Manager	715

Prepaid expenses	6,169

Total assets	456,433,036

Liabilities

Payable for:

Capital shares purchased	285,799

Dividend distributions to shareholders	1,381,840

Investment management fees	4,957

Distribution fees	3,836

Transfer agent fees	19,466

Administration fees	840

Compensation of board members	19,254

Other expenses	95,091

Total liabilities	1,811,083

Net assets applicable to outstanding capital stock	$454,621,953

Represented by

Paid-in capital	$416,717,063

Undistributed net investment income	241,265

Accumulated net realized loss	(652,676)

Unrealized appreciation (depreciation) on:

Investments	38,316,301

Total — representing net assets applicable to outstanding capital stock	$454,621,953

Class A

Net assets	$416,684,241

Shares outstanding	74,034,905

Net asset value per share	$5.63

Maximum offering price per share(a)	$5.91

Class B

Net assets	$1,806,237

Shares outstanding	320,470

Net asset value per share	$5.64

Class C

Net assets	$34,755,957

Shares outstanding	6,174,682

Net asset value per share	$5.63

Class Z

Net assets	$1,375,518

Shares outstanding	244,552

Net asset value per share	$5.62

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended August 31, 2011
Net investment income
Income:
Interest	$18,082,515	$17,528,723

Total income	18,082,515	17,528,723

Expenses:
Investment management fees	1,561,158	1,445,485
Distribution fees
Class A	898,623	832,167
Class B	24,990	46,928
Class C	272,908	222,304
Transfer agent fees
Class A	244,609	182,873
Class B	1,697	2,530
Class C	18,545	12,218
Class Z	712	99
Administration fees	265,141	248,745
Compensation of board members	13,600	8,754
Custodian fees	5,951	5,155
Printing and postage fees	52,213	49,963
Registration fees	52,129	60,207
Professional fees	43,694	35,003
Other	31,697	16,397

Total expenses	3,487,667	3,168,828
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,446)	(123,745)
Expense reductions	(240)	—

Total net expenses	3,300,981	3,045,083

Net investment income	14,781,534	14,483,640

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	821,147	3,634,942
Futures contracts	—	(803,992)

Net realized gain	821,147	2,830,950
Net change in unrealized appreciation (depreciation) on:
Investments	23,091,874	(8,455,415)
Futures contracts	—	921,807

Net change in unrealized appreciation (depreciation)	23,091,874	(7,533,608)

Net realized and unrealized gain (loss)	23,913,021	(4,702,658)

Net increase in net assets resulting from operations	$38,694,555	$9,780,982

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended August 31, 2011(b)	Year Ended August 31, 2010
Operations

Net investment income	$14,781,534	$14,483,640	$13,555,198

Net realized gain	821,147	2,830,950	2,016,061

Net change in unrealized appreciation (depreciation)	23,091,874	(7,533,608)	17,837,727

Net increase in net assets resulting from operations	38,694,555	9,780,982	33,408,986

Distributions to shareholders from

Net investment income

Class A	(13,798,304)	(13,551,373)	(12,657,930)

Class B	(76,805)	(155,995)	(291,452)

Class C	(839,398)	(739,654)	(540,302)

Class Z	(42,916)	(7,779)	—

Net realized gains

Class A	(2,768,472)	(64,546)	—

Class B	(19,828)	(1,085)	—

Class C	(199,662)	(4,359)	—

Class Z	(7,801)	—	—

Total distributions to shareholders	(17,753,186)	(14,524,791)	(13,489,684)

Increase (decrease) in net assets from share transactions	32,316,326	50,780,276	12,321,225

Total increase in net assets	53,257,695	46,036,467	32,240,527

Net assets at beginning of year	401,364,258	355,327,791	323,087,264

Net assets at end of year	$454,621,953	$401,364,258	$355,327,791

Undistributed net investment income	$241,265	$217,154	$165,051

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, The Fund’s fiscal year end changed from August 31 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 to (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended August 31, 2011(b)		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	8,190,291	44,995,091	6,632,744	34,804,916	7,652,112	40,512,414

Fund merger	—	—	11,536,094	58,610,896	—	—

Distributions reinvested	2,568,080	14,060,945	2,149,506	11,245,220	1,967,844	10,438,744

Redemptions	(6,289,861)	(34,506,208)	(10,952,832)	(56,853,447)	(7,854,631)	(41,510,181)

Net increase	4,468,510	24,549,828	9,365,512	47,807,585	1,765,325	9,440,977

Class B shares

Subscriptions	13,900	76,583	11,038	59,105	88,218	465,460

Distributions reinvested	15,820	86,601	26,855	140,337	48,196	255,516

Redemptions(c)	(209,940)	(1,175,952)	(590,524)	(3,102,147)	(839,077)	(4,478,349)

Net decrease	(180,220)	(1,012,768)	(552,631)	(2,902,705)	(702,663)	(3,757,373)

Class C shares

Subscriptions	1,821,673	10,028,353	1,337,470	6,999,197	1,459,649	7,728,212

Fund merger	—	—	314,741	1,598,401	—	—

Distributions reinvested	169,527	928,258	125,181	654,335	86,617	459,808

Redemptions	(493,768)	(2,719,487)	(797,068)	(4,138,526)	(292,815)	(1,550,399)

Net increase	1,497,432	8,237,124	980,324	5,113,407	1,253,451	6,637,621

Class Z shares

Subscriptions	116,804	638,961	146,163	766,239	—	—

Distributions reinvested	7,162	39,275	820	4,347	—	—

Redemptions	(24,761)	(136,094)	(1,636)	(8,597)	—	—

Net increase	99,205	542,142	145,347	761,989	—	—

Total net increase	5,884,927	32,316,326	9,938,552	50,780,276	2,316,113	12,321,225

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Minnesota Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,		Year Ended August 31,
Class A	2012(a)		2011	2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$5.36		$5.47	$5.16	$5.11	$5.14		$5.27

Income from investment operations:

Net investment income	0.19		0.21	0.22	0.21	0.21		0.19

Net realized and unrealized gain (loss)	0.31		(0.10)	0.30	0.05	(0.03)		(0.13)

Total from investment operations	0.50		0.11	0.52	0.26	0.18		0.06

Less distributions to shareholders:

Net investment income	(0.19)		(0.22)	(0.21)	(0.21)	(0.21)		(0.19)

Net realized gains	(0.04)		(0.00)(b)	—	—	—		—

Total distributions to shareholders	(0.23)		(0.22)	(0.21)	(0.21)	(0.21)		(0.19)

Net asset value, end of period	$5.63		$5.36	$5.47	$5.16	$5.11		$5.14

Total return	9.59%		2.09%	10.38%	5.50%	3.50%		1.26%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	0.84%	(e)	0.82%	0.82%	0.88%	0.99%		1.05%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.79%	(e)(g)	0.79%	0.79%	0.84%	0.95%	(h)	0.99%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.84%	(e)	0.82%	0.82%	0.83%	0.83%		0.85%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.79%	(e)(g)	0.79%	0.79%	0.79%	0.79%	(h)	0.79%

Net investment income	3.85%	(e)(g)	4.08%	4.08%	4.31%	4.05%		3.70%

Supplemental data

Net assets, end of period (in thousands)	$416,684		$372,830	$329,335	$301,421	$289,301		$287,818

Portfolio turnover	8%		22%	21%	33%	23%		26%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class B	2012(a)		2011	2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$5.37		$5.48	$5.16	$5.12	$5.15		$5.27

Income from investment operations:

Net investment income	0.16		0.18	0.18	0.18	0.17		0.15

Net realized and unrealized gain (loss)	0.30		(0.11)	0.31	0.04	(0.03)		(0.11)

Total from investment operations	0.46		0.07	0.49	0.22	0.14		0.04

Less distributions to shareholders:

Net investment income	(0.15)		(0.18)	(0.17)	(0.18)	(0.17)		(0.16)

Net realized gains	(0.04)		(0.00)(b)	—	—	—		—

Total distributions to shareholders	(0.19)		(0.18)	(0.17)	(0.18)	(0.17)		(0.16)

Net asset value, end of period	$5.64		$5.37	$5.48	$5.16	$5.12		$5.15

Total return	8.82%		1.33%	9.75%	4.50%	2.72%		0.70%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	1.59%	(e)	1.58%	1.57%	1.63%	1.75%		1.80%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	1.54%	(e)(g)	1.54%	1.55%	1.59%	1.70%	(h)	1.75%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59%	(e)	1.58%	1.57%	1.58%	1.59%		1.60%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.54%	(e)(g)	1.54%	1.55%	1.54%	1.54%	(h)	1.55%

Net investment income	3.09%	(e)(g)	3.32%	3.31%	3.56%	3.29%		2.93%

Supplemental data

Net assets, end of period (in thousands)	$1,806		$2,688	$5,768	$9,062	$13,969		$19,654

Portfolio turnover	8%		22%	21%	33%	23%		26%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class C	2012(a)		2011	2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$5.36		$5.47	$5.16	$5.12	$5.15		$5.27

Income from investment operations:

Net investment income	0.16		0.17	0.18	0.18	0.17		0.15

Net realized and unrealized gain (loss)	0.30		(0.10)	0.30	0.04	(0.03)		(0.11)

Total from investment operations	0.46		0.07	0.48	0.22	0.14		0.04

Less distributions to shareholders:

Net investment income	(0.15)		(0.18)	(0.17)	(0.18)	(0.17)		(0.16)

Net realized gains	(0.04)		(0.00)(b)	—	—	—		—

Total distributions to shareholders	(0.19)		(0.18)	(0.17)	(0.18)	(0.17)		(0.16)

Net asset value, end of period	$5.63		$5.36	$5.47	$5.16	$5.12		$5.15

Total return	8.84%		1.33%	9.56%	4.51%	2.72%		0.70%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	1.59%	(e)	1.57%	1.57%	1.63%	1.75%		1.80%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	1.54%	(e)(g)	1.54%	1.54%	1.59%	1.70%	(h)	1.75%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59%	(e)	1.57%	1.57%	1.58%	1.59%		1.60%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.54%	(e)(g)	1.54%	1.54%	1.54%	1.54%	(h)	1.55%

Net investment income	3.09%	(e)(g)	3.33%	3.32%	3.55%	3.29%		2.94%

Supplemental data

Net assets, end of period (in thousands)	$34,756		$25,068	$20,225	$12,605	$8,460		$7,032

Portfolio turnover	8%		22%	21%	33%	23%		26%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class Z	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$5.36		$5.46

Income from investment operations:

Net investment income	0.21		0.20

Net realized and unrealized gain (loss)	0.30		(0.09)

Total from investment operations	0.51		0.11

Less distributions to shareholders:

Net investment income	(0.21)		(0.21)

Net realized gains	(0.04)		(0.00)(c)

Total distributions to shareholders	(0.25)		(0.21)

Net asset value, end of period	$5.62		$5.36

Total return	9.65%		2.22%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.59%	(e)	0.54%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.54%	(e)(g)	0.54%(e)

Net investment income	4.09%	(e)(g)	4.25%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,376		$779

Portfolio turnover	8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from August 31 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

24	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage

Annual Report 2012	25

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. For the period ended July 31, 2012 and the year ended August 31, 2011, the annualized effective management fee rate was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. For the period ended July 31, 2012 and the year ended August 31, 2011, the annualized effective administration fee rate was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended July 31, 2012 and the year ended August 31, 2011, other expenses paid to this company were $2,773 and $2,266, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended July 31, 2012 and the year ended August 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012	Year Ended August 31, 2011
Class A	0.07%	0.06%
Class B	0.07	0.05
Class C	0.07	0.06
Class Z	0.07	0.06

In connection with the acquisition of Seligman Minnesota Municipal Fund (see Note 8), the Fund assumed the assets and obligations of Seligman Minnesota Municipal Fund, which together with certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $72,665. The liability remaining at July 31, 2012 for non-recurring charges associated with the lease amounted to $41,895 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012, these minimum account balance fees reduced total expenses by $240. For the year ended August 31, 2011, no minimum account balance fees were charged to accounts.

26	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $139,000 and $285,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $510,419 for Class A, $307 for Class B and $2,191 for Class C shares for the period ended July 31, 2012 and $372,528 for Class A, $478 for Class B and $3,841 for Class C shares for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for market discount and futures contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012 ($)	Year Ended August 31, 2011 ($)	Year Ended August 31, 2010 ($)
Ordinary income	15,157,310	14,454,801	13,489,684
Long-term capital gains	2,595,876	69,990	—
Total	17,753,186	14,524,791	13,489,684

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,637,104
Undistributed accumulated long-term gain	419,360
Unrealized appreciation	37,230,266

At July 31, 2012, the cost of investments for federal income tax purposes was $412,539,447 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,997,488
Unrealized depreciation	(2,853)
Net unrealized appreciation	$36,994,635

Annual Report 2012	27

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $66,302,504 and $31,874,449, respectively, for the year ended July 31, 2012.

Note 6. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 14.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended July 31, 2012 and the year ended August 31, 2011.

Note 8. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Minnesota Municipal Fund. The reorganization was completed after shareholders of Seligman Minnesota Municipal Fund, a series of Seligman Municipal Fund Series, Inc., approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $322,141,805 and the combined net assets immediately after the acquisition were $382,351,102.

The merger was accomplished by a tax-free exchange of 8,349,212 shares of Seligman Minnesota Municipal Fund valued at $60,209,297 (including unrealized depreciation of $151,347).

In exchange for Seligman Minnesota Municipal Fund shares, the Fund issued the following number of shares:

Shares
Class A	11,536,094
Class C	314,741

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Minnesota Municipal Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Minnesota Municipal Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010, Columbia Minnesota Tax-Exempt Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $16.0 million, $3.0 million, $(12.0 million) and $7.0 million, respectively.

28	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Minnesota Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Minnesota Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

30	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal period ended July 31, 2012 and year ended August 31, 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended July 31, 2012 and year ended August 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	31

Columbia Minnesota Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal period ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	97.32%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for July 31, 2012 was 4.77%.

Capital gain distribution — the Fund designates $2,595,876 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

Annual Report 2012	33

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

34	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003 - May 2008

Annual Report 2012	35

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

36	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	37

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance

38	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement (continued)

of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	39

Columbia Minnesota Tax-Exempt Fund

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40	Annual Report 2012

Columbia Minnesota Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6328 AM (9/12)

Annual Report July 31, 2012

Columbia Money Market Fund

Columbia Money Market Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Money Market Fund

Performance Overview

Performance Summary

>	Columbia Money Market Fund (the Fund) Class A shares advanced 0.01% for the 12-month period ended July 31, 2012.

>

The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended July 31, 2012. The 7-day yields reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.01	0.87	1.56
Class B	03/20/95
Excluding sales charges		0.01	0.66	1.17
Including sales charges		-4.99	0.27	1.17
Class C	06/26/00
Excluding sales charges		0.01	0.66	1.17
Including sales charges		-0.99	0.66	1.17
Class I*	03/04/04	0.01	0.95	1.73
Class R*	08/03/09	0.01	0.89	1.57
Class R5*	12/11/06	0.01	0.94	1.61
Class W*	12/01/06	0.01	0.85	1.55
Class Z*	04/30/10	0.01	0.87	1.56

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and forth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit Columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2012

Columbia Money Market Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares advanced 0.01%.

The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended July 31, 2012. (The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.)

Uncertainty Dominates Money Markets

The money markets were dominated by uncertainty during the reporting period. Fear of defaults by European sovereigns and banks operating in the region had European Central Bank (ECB) officials struggling to hold the European Union together and kept investor risk aversion high throughout the first months of the reporting period. Political gridlock in Washington D.C. prevented needed fiscal initiatives from being enacted to complement Federal Reserve Board (Fed) monetary policy. Despite Fed Chair Bernanke’s pledge to keep an exceptionally accommodative rate policy through late 2014, the Fed appeared to be left with little more than verbal bullets in an attempt to stimulate the U.S. economy. Beginning in January 2012, steady reports of slowing U.S. economic activity coupled with near-recession levels of economic activity in the eurozone and slowing economic growth rates in China kept investors cautious. Additionally, prospects for further health care regulation, changing tax policy, financial market reform and perhaps a second round of money market reform seemed to leave money market participants with a case of fatigue.

Amidst such conditions, money market yields were exceptionally low for most of the first half of the reporting period, as concerns over the European sovereign debt and banking crises drove participants to hold short-term high quality securities. Not until the ECB embarked on its first of two Long Term Financing Operations in December 2011 did short-term rates move higher. At that point, market participants finally embraced the “risk on” trade and began to move out the curve in both duration and quality. Money market yields increased further in June, as the Fed announced it would continue to increase the average maturity of holdings on its balance sheet through year-end 2012 by purchasing longer-dated securities and selling shorter-term maturities in what economists have dubbed “Operation Twist.” Money market yields ended the reporting period slightly lower than an earlier-July 2012 peak, as speculation regarding a cut in Interest on Excess Reserves, the rate paid on commercial bank deposits held at the Fed, had begun to be priced into market rates in response to signs of slowing economic activity in the U.S. and abroad.

In all, the money market yield curve, or spectrum of maturities, tended to move in a parallel fashion through the reporting period, driven largely by the “risk on/risk off” dynamic of the broader market, wherein investors vacillated en masse between sharply optimistic or pessimistic views toward the financial markets.

Emphasis on Capital Preservation Dictated Fund Strategy

Given the fragile nature of the situation in Europe and lackluster growth in the global economy, our emphasis on capital preservation tended to dictate our weighted average maturity strategy during the reporting period. We tended to keep the Fund’s weighted average maturity near the middle of the money market range, i.e. usually between 35 and 46 days, except for certain instances at quarter-end or calendar year-end when liquidity in the marketplace may have been compromised.

Portfolio Management

Guy Holbrook, IV, CFA®

John McColley

Effective September 3, 2012, Leonard Aplet, CFA, replaced Guy Holbrook as Lead Portfolio Manager of the Fund.

Annual Report 2012	3

Columbia Money Market Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at July 31, 2012)
Asset-Backed Commercial Paper	17.6
Asset-Backed Securities — Non-Agency(a)	3.3
Certificates of Deposit	14.0
Commercial Paper	35.0
Repurchase Agreements	2.0
Treasury Bills	15.4
U.S. Government & Agency Obligations	12.1
U.S. Government-Insured Debt(b)	0.6

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

(b)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

Since the Fund maintained a focus on liquidity, the Fund benefited as we rolled maturities over into rising rates. At July 31, 2012, the Fund’s weighted average maturity stood at 38 days.

Similarly, our emphasis on capital preservation during these uncertain times led us to a bias toward quality and liquidity within the Fund’s portfolio of holdings. While the Fund continued to buy commercial paper, we proactively removed issuers from our approved credit list we felt were no longer of minimal risk. As such, we suspended many credits with exposure to the crises in Europe. We also suspended or reduced limits on banks well in advance of potential ratings action by independent ratings agency Moody’s. We increased the Fund’s holdings in U.S. Treasury bills and agency discount notes. With the Fed communicating its intent to leave the targeted federal funds rate on hold until late 2014, the Fund owned very little in the way of floating rate notes.

Anticipation of Fed Policy Drove Portfolio Shifts

As mentioned above, we strategically adjusted the Fund’s weighted average maturity during the reporting period as market conditions and seasonal phenomena shifted. Also near the end of the reporting period, we increased the Fund’s holdings of two-month and three-month Treasury bills as speculation that the Fed might cut Interest on Excess Reserves. We also began to shift away from bank credits toward non-financial credits during the second half of the reporting period.

Looking Ahead

The Fed has made it clear that it intends to keep short-term interest rates exceptionally low until late 2014. We believe it likely that if economic data continues to be weaker than forecast, the Fed is likely to extend that language into 2015. Also, in our view, weaker economic activity will probably force the Fed to undertake a third round of quantitative easing. With the extension of Operation Twist until the end of 2012, the Fed will have few if any remaining securities with short-term maturities, so the catalyst for higher short-term rates will be removed. The prospects of a cut in Interest on Excess Reserves was also not out of the question at the end of the reporting period, which would likely drive short-term rates even lower.

Should Fed policy be implemented as we anticipate, then we would, at present, expect to increase the Fund’s weighted average maturity as we would seek to lock in the highest short-term rates we have seen in more than a year. However, the banking crisis in Europe is the major unknown for the markets going forward, and as such, we intend to maintain a conservative strategy, with the Fund’s weighted average maturity generally toward the middle of the allowable range and with higher levels of daily and weekly liquidity.

4	Annual Report 2012

Columbia Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

Annual Report 2012	5

Columbia Money Market Fund

Understanding Your Fund’s Expenses (continued)

(Unaudited)

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.12	0.75	0.75	0.15
Class B	1,000.00	1,000.00	1,000.00	1,024.02	0.85	0.86	0.17
Class C	1,000.00	1,000.00	1,000.00	1,024.07	0.80	0.81	0.16
Class I	1,000.00	1,000.00	1,000.10	1,024.07	0.80	0.81	0.16
Class R	1,000.00	1,000.00	1,000.00	1,024.07	0.80	0.81	0.16
Class R5	1,000.00	1,000.00	1,000.00	1,024.12	0.75	0.75	0.15
Class W	1,000.00	1,000.00	1,000.00	1,024.07	0.80	0.81	0.16
Class Z	1,000.00	1,000.00	1,000.00	1,024.07	0.80	0.81	0.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may waive or absorb the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not voluntarily waived expenses of the Fund during the six months ended July 31, 2012, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.08 for Class A, $6.32 for Class B, $6.32 for Class C, $1.59 for Class I, $3.83 for Class R, $1.84 for Class R5, $3.08 for Class W and $2.59 for Class Z; the hypothetical expenses paid would have been $3.12 for Class A, $6.37 for Class B, $6.37 for Class C, $1.61 for Class I, $3.87 for Class R, $1.86 for Class R5, $3.12 for Class W and $2.61 for Class Z.

6	Annual Report 2012

Columbia Money Market Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 17.7%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

FCAR Owner Trust Series I
09/14/12	0.230%	30,000,000	29,991,567

Fairway Finance Co. LLC(a)
08/21/12	0.160%	39,000,000	38,996,317
08/24/12	0.180%	20,000,000	19,997,572

Market Street Funding LLC(a)
08/15/12	0.200%	25,500,000	25,497,917
10/29/12	0.200%	35,000,000	34,982,694

MetLife Short Term Funding LLC(a)
09/18/12	0.190%	30,000,000	29,992,400
10/11/12	0.190%	35,881,000	35,867,555

Old Line Funding LLC(a)
08/06/12	0.130%	33,000,000	32,999,312
10/26/12	0.200%	34,000,000	33,983,755

Thunder Bay Funding LLC(a)
08/14/12	0.170%	26,034,000	26,032,308
08/21/12	0.180%	35,000,000	34,996,306

Total Asset-Backed Commercial Paper
(Cost: $343,337,703)			343,337,703

Commercial Paper 35.0%
Banking 13.8%
ANZ National International Ltd.(a)
08/13/12	0.210%	69,000,000	68,994,940

Bank of Nova Scotia Trust Co.
08/07/12	0.100%	68,000,000	67,998,754

Canadian Imperial Holdings, Inc.
08/03/12	0.700%	69,500,000	69,499,575

State Street Corp.
10/01/12	0.190%	23,000,000	22,992,595
10/10/12	0.190%	22,000,000	21,991,872

Westpac Banking Corp.(a)
09/25/12	0.230%	16,675,000	16,669,141

Total			268,146,877

Consumer Products 2.1%
Procter & Gamble Co. (The)(a)
08/21/12	0.140%	41,000,000	40,996,583

Diversified Manufacturing 3.5%
General Electric Co.
08/01/12	0.120%	69,000,000	69,000,000

Life Insurance 3.7%
New York Life Capital Corp.(a)
08/16/12	0.160%	56,000,000	55,996,033
10/10/12	0.170%	15,000,000	14,995,042

Total			70,991,075

Commercial Paper (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Oil Field Services 1.8%
Chevron Corp.(a)
08/08/12	0.080%	35,000,000	34,999,388

Pharmaceuticals 7.5%
Merck & Co, Inc.(a)
08/27/12	0.120%	33,000,000	32,997,140

Roche Holdings, Inc.(a)
08/07/12	0.110%	10,000,000	9,999,783
08/17/12	0.120%	32,000,000	31,998,151
09/04/12	0.130%	25,000,000	24,996,931

Sanofi Aventis(a)
09/06/12	0.150%	16,670,000	16,667,499
09/28/12	0.210%	30,000,000	29,989,850

Total			146,649,354

Retailers 2.6%
Wal-Mart Stores, Inc.(a)
08/20/12	0.110%	50,000,000	49,997,097

Total Commercial Paper
(Cost: $680,780,374)			680,780,374

Certificates of Deposit 14.0%
BB&T Corp.
09/28/12	0.160%	63,000,000	63,000,000

Bank Of Montreal
08/02/12	0.120%	69,500,000	69,500,000

Royal Bank Of Canada
08/01/12	0.100%	69,000,000	69,000,000

Toronto Dominion Bank
08/10/12	0.170%	71,000,000	71,000,000

Total Certificates of Deposit
(Cost: $272,500,000)			272,500,000

U.S. Government & Agency Obligations 12.1%
Federal Home Loan Banks
08/13/12	0.070%	28,000,000	27,999,253
08/20/12	0.080%	75,000,000	74,996,834
09/26/12	0.120%	65,000,000	64,987,867

Federal Home Loan Banks(b)
09/05/12	0.290%	50,000,000	50,000,000
07/26/13	0.200%	17,000,000	16,998,729

Total U.S. Government & Agency Obligations
(Cost: $234,982,683)			234,982,683

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2012

U.S. Government-Insured Debt 0.6%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Straight-A Funding LLC
U.S. Treasury Government Guaranty(a)(c)(d)
08/28/12	0.150%	11,649,000	11,647,690

Total U.S. Government-Insured Debt
(Cost: $11,647,690)			11,647,690

Repurchase Agreements 2.0%
Barclays Bank PLC dated 07/31/12, matures 08/01/12, repurchase price $18,500,082 (collateralized by U.S. Treasury Note total market value $18,500,011)
	0.160%	18,500,000	18,500,000

RBC Capital Markets LLC dated 07/31/12, matures 08/01/12, repurchase price $20,000,072 (collateralized by U.S. Treasury Bill total market value $20,400,033)
	0.130%	20,000,000	20,000,000

Total Repurchase Agreements
(Cost: $38,500,000)			38,500,000

Treasury Bills 15.4%
U.S. Treasury Bills
08/23/12	0.120%	42,000,000	41,996,792
09/13/12	0.110%	60,000,000	59,992,117
09/20/12	0.110%	50,000,000	49,992,340
09/27/12	0.080%	69,000,000	68,991,369
10/25/12	0.100%	40,000,000	39,990,319
11/08/12	0.110%	38,000,000	37,988,819

Total Treasury Bills
(Cost: $298,951,756)			298,951,756

Asset-Backed Securities — Non-Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.3%
CIT Equipment Collateral
Series 2012-VT1 Class A1(e)
04/22/13	0.441%	7,888,650	7,888,650

CNH Equipment Trust
Series 2011-C Class A1
01/04/13	0.548%	1,531,999	1,531,999

GE Equipment Small Ticket LLC(e)
Series 2011-2A Class A1
11/21/12	0.507%	1,482,840	1,482,840
Series 2012-1A Class A1
06/21/13	0.433%	5,931,653	5,931,653

Great America Leasing Receivables
Series 2012-1 Class A1(e)
04/15/13	0.512%	3,400,453	3,400,453

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wheels SPV LLC
Series 2012-1 Class A1(e)
05/20/13	0.500%	4,739,079	4,739,079

Total			24,974,674

Car Loan 2.0%
AmeriCredit Automobile Receivables Trust
Series 2012-1 Class A1
02/08/13	0.447%	1,443,355	1,443,355

BMW Vehicle Lease Trust
Series 2012-1 Class A1
05/20/13	0.325%	3,165,414	3,165,414

CarMax Auto Owner Trust
Series 2012-1 Class A1
02/15/13	0.381%	780,054	780,054

Enterprise Fleet Financing LLC
Series 2011-3 Class A1(e)
11/20/12	0.589%	1,847,201	1,847,201

Ford Credit Auto Lease Trust
Series 2012-A Class A1(e)
03/15/13	0.358%	3,944,904	3,944,904

Ford Credit Auto Owner Trust
Series 2012-B Class A1(e)
05/15/13	0.313%	2,025,565	2,025,565

Honda Auto Receivables Owner Trust
Series 2012-1 Class A1
03/15/13	0.413%	7,322,127	7,322,127
Series 2012-2 Class A1
05/15/13	0.301%	3,980,068	3,980,068

Nissan Auto Receivables Owner Trust
Series 2012-A Class A1
03/15/13	0.359%	2,562,073	2,562,073

SMART Trust(e)
Series 2012-1USA Class A1
03/14/13	0.477%	2,318,698	2,318,698
Series 2012-2USA Class A1
06/14/13	0.424%	8,463,719	8,463,719

Volkswagen Auto Loan Enhanced Trust
Series 2012-1 Class A1
01/22/13	0.439%	1,731,670	1,731,670

Total			39,584,848

Total Asset-Backed Securities — Non-Agency
(Cost: $64,559,522)			64,559,522

Total Investments
(Cost: $1,945,259,728)			1,945,259,728

Other Assets & Liabilities, Net			(2,402,347)

Net Assets			1,942,857,381

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $754,291,404 or 38.82% of net assets.

(b)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(c)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(d)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $42,042,762 or 2.16% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	343,337,703	—	343,337,703

Commercial Paper	—	680,780,374	—	680,780,374

Certificates of Deposit	—	272,500,000	—	272,500,000

U.S. Government & Agency Obligations	—	234,982,683	—	234,982,683

U.S. Government-Insured Debt	—	11,647,690	—	11,647,690

Repurchase Agreements	—	38,500,000	—	38,500,000

Treasury Bills	—	298,951,756	—	298,951,756

Total Short-Term Securities	—	1,880,700,206	—	1,880,700,206

Bonds

Asset-Backed Securities — Non-Agency	—	64,559,522	—	64,559,522

Total Bonds	—	64,559,522	—	64,559,522

Total	—	1,945,259,728	—	1,945,259,728

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Money Market Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value

Securities (identified cost $1,906,759,728)	$1,906,759,728

Repurchase agreements (identified cost $38,500,000)	38,500,000

Total investments (identified cost $1,945,259,728)	1,945,259,728

Cash	201,393

Receivable for:

Capital shares sold	6,474,816

Interest	68,138

Expense reimbursement due from Investment Manager	31,676

Prepaid expenses	15,598

Total assets	1,952,051,349

Liabilities

Payable for:

Capital shares purchased	8,726,352

Dividend distributions to shareholders	13,189

Investment management fees	16,896

Distribution fees	248

Transfer agent fees	235,901

Administration fees	2,865

Compensation of board members	107,111

Other expenses	91,406

Total liabilities	9,193,968

Net assets applicable to outstanding capital stock	$1,942,857,381

Represented by

Paid-in capital	$1,942,611,518

Excess of distributions over net investment income	(83,886)

Accumulated net realized gain	329,749

Total — representing net assets applicable to outstanding capital stock	$1,942,857,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Money Market Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A

Net assets	$1,846,163,381

Shares outstanding	1,845,658,451

Net asset value per share	$1.00

Class B

Net assets	$12,159,466

Shares outstanding	12,157,172

Net asset value per share	$1.00

Class C

Net assets	$10,251,802

Shares outstanding	10,248,781

Net asset value per share	$1.00

Class I

Net assets	$391,266

Shares outstanding	390,671

Net asset value per share	$1.00

Class R

Net assets	$654,011

Shares outstanding	653,860

Net asset value per share	$1.00

Class R5

Net assets	$772,875

Shares outstanding	772,575

Net asset value per share	$1.00

Class W

Net assets	$2,074,187

Shares outstanding	2,073,764

Net asset value per share	$1.00

Class Z

Net assets	$70,390,393

Shares outstanding	70,376,777

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Money Market Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income

Income:

Interest	3,102,465

Expenses:

Investment management fees	6,732,351

Distribution fees

Class B	133,260

Transfer agent fees

Class A	6,316,227

Class B	55,892

Class C	47,634

Class R	1,818

Class R5	156

Class W	50,300

Class Z	216,730

Administration fees	1,145,263

Compensation of board members	34,927

Custodian fees	28,918

Printing and postage fees	382,848

Registration fees	82,500

Professional fees	62,376

Other	21,383

Total expenses	15,312,583

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(12,365,143)

Expense reductions	(1,951)

Total net expenses	2,945,489

Net investment income	156,976

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	329,750

Net realized gain	329,750

Net realized and unrealized gain	329,750

Net increase in net assets resulting from operations	$486,726

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Money Market Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations

Net investment income	$156,976	$179,750

Net realized gain	329,750	2,371

Net increase in net assets resulting from operations	486,726	182,121

Distributions to shareholders from:

Net investment income

Class A	(155,893)	(177,413)

Class B	(1,285)	(1,694)

Class C	(1,349)	(658)

Class I	(830)	(2,162)

Class R	(59)	(3)

Class R5	(72)	(79)

Class W	(1,532)	(3,157)

Class Y	—	(249)

Class Z	(6,745)	(5,055)

Total distributions to shareholders	(167,765)	(190,470)

Increase (decrease) in net assets from share transactions	(384,974,597)	(351,389,406)

Total decrease in net assets	(384,655,636)	(351,397,755)

Net assets at beginning of year	2,327,513,017	2,678,910,772

Net assets at end of year	$1,942,857,381	$2,327,513,017

Excess of distributions over net investment income	$(83,886)	$(75,468)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,091,520,726	2,091,523,669	2,513,211,811	2,513,413,424

Distributions reinvested	152,834	152,834	176,162	176,173

Redemptions	(2,416,437,557)	(2,416,437,558)	(2,871,553,022)	(2,871,553,023)

Net decrease	(324,763,997)	(324,761,055)	(358,165,049)	(357,963,426)

Class B shares

Subscriptions	10,216,448	10,216,448	17,846,700	17,848,652

Distributions reinvested	1,192	1,192	1,651	1,654

Redemptions(a)	(16,676,481)	(16,676,483)	(33,159,082)	(33,159,085)

Net decrease	(6,458,841)	(6,458,843)	(15,310,731)	(15,308,779)

Class C shares

Subscriptions	21,790,450	21,790,451	18,853,673	18,854,423

Distributions reinvested	1,225	1,225	596	599

Redemptions	(24,517,501)	(24,517,501)	(13,789,202)	(13,789,202)

Net increase (decrease)	(2,725,826)	(2,725,825)	5,065,067	5,065,820

Class I shares

Subscriptions	791,114	789,222	35,729,709	35,731,364

Distributions reinvested	747	747	2,221	2,221

Redemptions	(38,867,948)	(38,867,948)	(24,440,087)	(24,440,087)

Net increase (decrease)	(38,076,087)	(38,077,979)	11,291,843	11,293,498

Class R shares

Subscriptions	2,320,468	2,320,468	27,279	27,281

Distributions reinvested	56	56	—	—

Redemptions	(1,696,437)	(1,696,437)	(6)	(6)

Net increase	624,087	624,087	27,273	27,275

Class R5 shares

Subscriptions	382,360	382,359	1,446,392	1,446,466

Distributions reinvested	72	72	79	79

Redemptions	(493,598)	(493,598)	(1,288,358)	(1,288,359)

Net increase (decrease)	(111,166)	(111,167)	158,113	158,186

Class W shares

Subscriptions	11,818,965	11,817,913	8,256,113	8,258,900

Distributions reinvested	1,532	1,532	3,233	3,233

Redemptions	(30,877,966)	(30,877,965)	(21,705,488)	(21,705,488)

Net decrease	(19,057,469)	(19,058,520)	(13,446,142)	(13,443,355)

Class Y shares

Subscriptions	—	—	650,177	650,177

Distributions reinvested	—	—	229	229

Conversions to Class Z	—	—	(25,902,387)	(25,902,387)

Redemptions	—	—	(938,348)	(938,348)

Net decrease	—	—	(26,190,329)	(26,190,329)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	65,057,654	65,057,654	75,340,326	75,346,162

Conversions from Class Y	—	—	25,902,387	25,902,387

Distributions reinvested	6,391	6,391	4,816	4,830

Redemptions	(59,469,340)	(59,469,340)	(56,281,675)	(56,281,675)

Net increase	5,594,705	5,594,705	44,965,854	44,971,704

Total net decrease	(384,974,594)	(384,974,597)	(351,604,101)	(351,389,406)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.000(a)	0.000(a)	0.000(a)	0.008	0.03

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.005)	(0.007)	—

Increase from payments by affiliate	—	—	0.005	0.007	—

Total from investment operations	0.000(a)	0.000(a)	0.000(a)	0.008	0.03

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.008)	(0.03)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.008)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.05%(b)	0.79%(c)	3.52%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.71%	0.68%	0.75%	0.73%	0.65%

Net expenses after fees waived or expenses reimbursed(d)	0.14%(e)	0.21%	0.25%	0.61%	0.65	%(f)

Net investment income	0.01%(e)	0.01%	0.04%	0.86%	3.45%

Supplemental data

Net assets, end of period (in thousands)	$1,846,163	$2,170,619	$2,528,588	$3,278,886	$4,728,06	4

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.63%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	(0.000)(a)	0.000(a)	(0.000)(a)	0.005	0.03

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.006)	(0.007)	—

Increase from payments by affiliate	—	—	0.006	0.007	—

Total from investment operations	0.000(a)	0.000(a)	(0.000)(a)	0.005	0.03

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.005)	(0.03)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.005)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.01%(b)	0.45%(c)	2.84%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	1.46%	1.43%	1.43%	1.39%	1.30%

Net expenses after fees waived or expenses reimbursed(d)	0.14%(e)	0.21%	0.30%	0.93%	1.30%(f)

Net investment income (loss)	(0.00%)(e)(g)	0.00%(g)	(0.01%)	0.41%	2.70%

Supplemental data

Net assets, end of period (in thousands)	$12,159	$18,617	$33,927	$76,370	$85,973

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.29%.

(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.000(a)	0.000(a)	(0.000)(a)	0.005	0.03

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.005)	(0.007)	—

Increase from payments by affiliate	—	—	0.005	0.007	—

Total from investment operations	0.000(a)	0.000(a)	(0.000)(a)	0.005	0.03

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.005)	(0.03)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.005)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.01%(b)	0.46%(c)	2.85%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.72%	0.68%	1.18%	1.39%	1.30%

Net expenses after fees waived or expenses reimbursed(d)	0.13%(e)	0.20%	0.30%	0.96%	1.30%(f)

Net investment income (loss)	0.01%(e)	0.01%	(0.00%)(g)	0.44%	2.60%

Supplemental data

Net assets, end of period (in thousands)	$10,252	$12,975	$7,910	$7,073	$7,698

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.48%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.29%.

(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.000(a)	0.000(a)	0.000(a)	0.010	0.04

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.006)	(0.007)	—

Increase from payments by affiliate	—	—	0.006	0.007	—

Total from investment operations	0.000(a)	0.000(a)	0.000(a)	0.010	0.04

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.010)	(0.04)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.010)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.01%(b)	0.96%(c)	3.81%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.40%	0.40%	0.41%	0.43%	0.37%

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.21%	0.29%	0.43%	0.37%(e)

Net investment income	0.03%	0.01%	0.01%	1.02%	3.55%

Supplemental data

Net assets, end of period (in thousands)	$391	$38,467	$27,175	$74,517	$86,516

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 071%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.36%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.000(b)	0.000(b)	0.002

Net realized and unrealized gain (loss)	0.000(b)	0.000(b)	(0.001)

Total from investment operations	0.000(b)	0.000(b)	0.001

Less distributions to shareholders:

Net investment income	(0.000)(b)	(0.000)(b)	(0.001)

Total distributions to shareholders	(0.000)(b)	(0.000)(b)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00

Total return	0.01%	0.03%	0.14%(c)

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.71%	0.67%	0.80%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.14%(f)	0.18%	0.07%(d)

Net investment income	0.02%(f)	0.02%	0.21%(d)

Supplemental data

Net assets, end of period (in thousands)	$654	$30	$3

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	Rounds to less than $0.001.

(c)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.000(a)	0.000(a)	0.000(a)	0.009	0.04

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.002)	(0.007)	—

Increase from payments by affiliate	—	—	0.002	0.007	—

Total from investment operations	0.000(a)	0.000(a)	0.000(a)	0.009	0.04

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.009)	(0.04)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.009)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.04%(b)	0.91%(c)	3.75%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.42%	0.42%	0.45%	0.51%	0.41%

Net expenses after fees waived or expenses reimbursed(d)	0.12%	0.21%	0.18%	0.49%	0.41%(e)

Net investment income	0.03%	0.01%	0.05%	0.90%	3.68%

Supplemental data

Net assets, end of period (in thousands)	$773	$884	$726	$5	$5

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.19%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.41%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.000(a)	0.000(a)	(0.000)(a)	0.008	0.04

Net realized and unrealized gain (loss)	0.000(a)	0.000(a)	(0.005)	(0.007)	—

Increase from payments by affiliate	—	—	0.005	0.007	—

Total from investment operations	0.000(a)	0.000(a)	(0.000)(a)	0.008	0.04

Less distributions to shareholders:

Net investment income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.008)	(0.04)

Total distributions to shareholders	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.008)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.01%(b)	0.76%(c)	3.49%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.74%	0.67%	0.68%	0.73%	0.67%

Net expenses after fees waived or expenses reimbursed(d)	0.13%(e)	0.21%	0.30%	0.64%	0.67%(f)

Net investment income (loss)	0.00%(e)(g)	0.01%	(0.00%)(g)	0.78%	4.05%

Supplemental data

Net assets, end of period (in thousands)	$2,074	$21,133	$34,577	$31,351	$38,283

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.50%.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.65%.

(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.000(b)	0.000(b)	0.000(b)

Net realized and unrealized gain (loss)	0.000(b)	0.000(b)	(0.000)(b)

Total from investment operations	0.000(b)	0.000(b)	0.000(b)

Less distributions to shareholders:

Net investment income	(0.000)(b)	(0.000)(b)	(0.000)(b)

Total distributions to shareholders	(0.000)(b)	(0.000)(b)	(0.000)(b)

Net asset value, end of period	$1.00	$1.00	$1.00

Total return	0.01%	0.01%	0.00%(c)(d)

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.71%	0.67%	0.61%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.14%(g)	0.20%	0.26%(e)

Net investment income	0.01%(g)	0.01%	0.02%(e)

Supplemental data

Net assets, end of period (in thousands)	$70,390	$64,787	$19,816

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

(b)	Rounds to less than $0.001.

(c)	Rounds to less than 0.01%.

(d)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. There was no impact to the total return.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Money Market Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum Contingent Deferred Sales Charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report 2012	25

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective management fee rate for the year ended July 31, 2012 was 0.32% of the Fund’s average daily net assets.

26	Annual Report 2012

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2012 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012, other expenses paid to this company were $8,701.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended July 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.32
Class C	0.32
Class R	0.31
Class R5	0.02
Class W	0.33
Class Z	0.31

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2012, these minimum account balance fees reduced total expenses by $1,951.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2012, the Fund did not pay distribution fees for Class A, Class C, Class R and Class W shares. For the year ended July 31, 2012, the Fund paid distribution fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

Annual Report 2012	27

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2012

was approximately $4,981,000 and $314,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $3,426 for Class A, $35,743 for Class B and $11,353 for Class C shares for the year ended July 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At July 31, 2012, these differences are primarily due to differing treatment for Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,371
Accumulated net realized gain	(2,371)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended July 31, 2012	Year ended July 31, 2011
Ordinary income	$167,765	$190,470

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$363,641
Unrealized depreciation	(104,589)

At July 31, 2012, the cost of investments for federal income tax purposes was $1,945,259,728.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

28	Annual Report 2012

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2012

Note 5. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended July 31, 2012.

Note 6. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 7. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Money Market Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Money Market Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

30	Annual Report 2012

Columbia Money Market Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	31

Columbia Money Market Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	92.32%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	Annual Report 2012

Columbia Money Market Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	33

Columbia Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

34	Annual Report 2012

Columbia Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2012	35

Columbia Money Market Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

36	Annual Report 2012

Columbia Money Market Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	37

Columbia Money Market Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

38	Annual Report 2012

Columbia Money Market Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance

Annual Report 2012	39

Columbia Money Market Fund

Approval of Investment Management Services Agreement (continued)

of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

40	Annual Report 2012

Columbia Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6320 AK (9/12)

Annual Report July 31, 2012

Columbia Short-Term Cash Fund

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

Columbia Short-Term Cash Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Short-Term Cash Fund

Portfolio Overview

Portfolio Breakdown (%) (at July 31, 2012)
Asset-Backed Commerical Paper	17.3
Asset-Backed Securities — Non-Agency (a)	2.3
Certificates of Deposit	12.2
Commercial Paper	27.4
Repurchase Agreements	2.2
Treasury Note Short-Term	7.4
U.S. Government-Insured Debt (b)	3.2
U.S. Government & Agency Obligations	28.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

(b)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

2	Annual Report 2012

Columbia Short-Term Cash Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,000.20	1,024.86	—	—	0.00%

Expenses paid during the period are equal to the annualized expense ratio indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Annual Report 2012	3

Columbia Short-Term Cash Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 17.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Bryant Park Funding LLC(a)
08/01/12	0.162%	75,000,000	75,000,000

Chariot Funding LLC(a)
08/01/12	0.162%	50,000,000	50,000,000

FCAR Owner Trust Series I
09/10/12	0.230%	7,000,000	6,998,211
10/04/12	0.270%	57,000,000	56,972,640

Fairway Finance Co. LLC(a)
08/02/12	0.090%	33,388,000	33,387,842
08/17/12	0.170%	25,000,000	24,998,000
08/24/12	0.180%	50,000,000	49,993,931
09/12/12	0.200%	25,000,000	24,994,167
09/18/12	0.210%	50,023,000	50,008,994

Liberty Street Funding LLC(a)
08/20/12	0.140%	50,000,000	49,996,042

Market Street Funding LLC(a)
09/07/12	0.230%	50,000,000	49,988,181
09/25/12	0.200%	17,100,000	17,094,775
10/03/12	0.240%	15,041,000	15,034,683
10/12/12	0.240%	50,000,000	49,976,000
10/15/12	0.240%	50,000,000	49,975,000

MetLife Short Term Funding LLC(a)
08/14/12	0.170%	50,000,000	49,996,750
08/21/12	0.190%	50,000,000	49,994,444
08/22/12	0.180%	40,000,000	39,995,567
09/17/12	0.200%	35,000,000	34,990,861
10/23/12	0.220%	25,000,000	24,987,319

Old Line Funding LLC(a)
08/14/12	0.220%	50,000,000	49,995,847
08/21/12	0.150%	14,000,000	13,998,756
09/04/12	0.190%	50,030,000	50,021,022
10/15/12	0.210%	50,000,000	49,978,125

Thunder Bay Funding LLC(a)
08/15/12	0.170%	50,000,000	49,996,500
08/16/12	0.170%	50,000,000	49,996,250
09/25/12	0.200%	50,000,000	49,984,722
10/22/12	0.200%	50,000,000	49,977,222

Total Asset-Backed Commercial Paper
(Cost: $1,168,331,851)			1,168,331,851

Commercial Paper 27.4%
Banking 9.8%
Anz National International Ltd.(a)
09/26/12	0.280%	40,000,000	39,982,578

Australia And New Zealand Banking(a)
08/09/12	0.160%	80,000,000	79,996,866
09/17/12	0.220%	50,000,000	49,985,639

Bank of Nova Scotia Trust Co.
08/01/12	0.091%	135,000,000	135,000,000

State Street Corp.
08/06/12	0.160%	50,000,000	49,998,680
10/02/12	0.190%	41,000,000	40,986,584
10/10/12	0.190%	50,000,000	49,981,528

Commercial Paper (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

10/24/12	0.180%	30,000,000	29,987,400
10/29/12	0.180%	30,000,000	29,986,650

Westpac Banking Corp.(a)
09/05/12	0.200%	50,000,000	49,990,035
09/06/12	0.210%	80,000,000	79,983,050
09/25/12	0.250%	30,000,000	29,988,542

Total			665,867,552

Consumer Products 1.5%
Procter & Gamble Co. (The)(a)
08/07/12	0.120%	30,000,000	29,999,300
08/09/12	0.110%	75,000,000	74,997,917

Total			104,997,217

Diversified Manufacturing 3.0%
General Electric Co.
08/02/12	0.080%	50,000,000	49,999,792
08/17/12	0.150%	50,000,000	49,996,444
08/20/12	0.150%	50,000,000	49,995,778
09/26/12	0.170%	50,000,000	49,986,778

Total			199,978,792

Life Insurance 2.5%
New York Life Capital Corp.(a)
08/08/12	0.140%	32,705,000	32,703,983
08/20/12	0.140%	46,000,000	45,996,358
08/27/12	0.160%	30,000,000	29,996,533
09/27/12	0.150%	45,000,000	44,989,313
10/29/12	0.170%	15,000,000	14,993,696

Total			168,679,883

Oil Field Services 1.1%
Chevron Corp.(a)
08/01/12	0.080%	75,000,000	75,000,000

Pharmaceuticals 6.5%
Merck & Co, Inc.(a)
09/10/12	0.130%	100,000,000	99,985,555
09/13/12	0.130%	50,000,000	49,992,236

Roche Holdings, Inc.(a)
08/03/12	0.080%	25,000,000	24,999,826
08/30/12	0.130%	20,000,000	19,997,906
09/04/12	0.150%	30,000,000	29,995,750
09/06/12	0.140%	16,000,000	15,997,760
09/12/12	0.140%	30,000,000	29,995,100

Sanofi Aventis(a)
09/20/12	0.200%	76,000,000	75,978,889
09/28/12	0.200%	90,000,000	89,971,000

Total			436,914,022

The accompanying Notes to Financial Statements are an integral part of this statement.

4	Annual Report 2012

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Commercial Paper (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Retailers 3.0%
Wal-Mart Stores, Inc.(a)
08/14/12	0.090%	75,600,000	75,597,270
08/20/12	0.100%	80,000,000	79,995,778
08/22/12	0.110%	45,000,000	44,997,112

Total			200,590,160

Total Commercial Paper
(Cost: $1,852,027,626)			1,852,027,626

Certificates of Deposit 12.2%
BB&T Corp.
09/27/12	0.170%	50,000,000	50,000,000
09/28/12	0.170%	50,000,000	50,000,000
10/01/12	0.170%	50,000,000	50,000,000
10/09/12	0.170%	43,000,000	43,000,000

Bank Of Montreal
08/01/12	0.100%	199,200,000	199,200,000

Canadian Imperial Bank of Commerce
08/01/12	0.100%	48,000,000	48,000,000

Royal Bank of Canada
08/01/12	0.100%	185,000,000	185,000,000

Toronto Dominion Bank
08/16/12	0.150%	50,000,000	50,000,000
08/27/12	0.170%	50,000,000	50,000,000
08/28/12	0.180%	50,000,000	50,000,000
09/11/12	0.170%	50,000,000	50,000,000

Total Certificates of Deposit
(Cost: $825,200,000)			825,200,000

U.S. Government & Agency Obligations 28.0%
Federal Home Loan Banks
08/08/12	0.080%	130,000,000	129,997,851
08/13/12	0.070%	100,000,000	99,997,333
08/15/12	0.100%	79,500,000	79,496,754
08/17/12	0.080%	293,000,000	292,988,498
08/22/12	0.090%	100,000,000	99,994,750
08/29/12	0.100%	200,000,000	199,984,444
09/26/12	0.120%	100,000,000	99,980,556
09/28/12	0.120%	100,000,000	99,980,667
10/15/12	0.130%	61,675,000	61,658,939

Federal Home Loan Banks(b)
08/07/12	0.050%	200,000,000	199,998,000
08/10/12	0.080%	150,000,000	149,996,537
08/31/12	0.100%	150,000,000	149,987,500
09/07/12	0.120%	150,000,000	149,981,500

Federal Home Loan Banks(c)
09/05/12	0.290%	50,000,000	50,000,000
07/26/13	0.200%	25,000,000	24,998,131

Total U.S. Government & Agency Obligations
(Cost: $1,889,041,460)			1,889,041,460

U.S. Government-Insured Debt 3.2%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Straight-A Funding LLC(a)(d)
U.S. Treasury Government Guaranty
08/16/12	0.140%	28,148,000	28,146,241
08/21/12	0.140%	24,775,000	24,772,935
08/21/12	0.140%	34,473,000	34,470,127
08/24/12	0.150%	31,142,000	31,139,016
08/27/12	0.150%	50,000,000	49,994,583
08/28/12	0.150%	50,000,000	49,994,375

Total U.S. Government-Insured Debt
(Cost: $218,517,277)			218,517,277

Repurchase Agreements 2.2%
Barclays Bank PLC dated 07/31/12, matures 08/01/12, repurchase price $100,000,444 (collateralized by U.S. Treasury Note Total Market Value
$100,000,007)	0.160%	100,000,000	100,000,000

RBC Capital Markets LLC dated 07/31/12, matures 08/01/12, repurchase price $50,000,181 (collateralized by U.S. Treasury Bill Total Market Value
$51,000,022)	0.130%	50,000,000	50,000,000

Total Repurchase Agreements
(Cost: $150,000,000)			150,000,000

Treasury Note Short-Term 7.4%
U.S. Treasury Bills(b)
08/23/12	0.070%	150,000,000	149,993,629
09/06/12	0.080%	200,000,000	199,982,800
10/18/12	0.090%	150,000,000	149,970,750

Total Treasury Note Short-Term
(Cost: $499,947,179)			499,947,179

Asset-Backed Securities — Non-Agency 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 0.9%
CIT Equipment Collateral Series 2012-VT1 Class A1(e)
04/22/13	0.441%	20,473,382	20,473,382

CNH Equipment Trust Series 2011-C Class A1
01/04/13	0.548%	3,198,048	3,198,048

GE Equipment Small Ticket LLC(e) Series 2011-2A Class A1
11/21/12	0.507%	3,358,197	3,358,197
Series 2012-1A Class A1
06/21/13	0.433%	13,965,664	13,965,664

Great America Leasing Receivables Series 2012-1 Class A1(e)
04/15/13	0.512%	9,048,661	9,048,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	5

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wheels SPV LLC Series 2012-1 Class A1(e)
05/20/13	0.500%	12,491,406	12,491,406

Total			62,535,358

Car Loan 1.4%
AmeriCredit Automobile Receivables Trust Series 2012-1 Class A1
02/08/13	0.447%	3,481,033	3,481,033

BMW Vehicle Lease Trust Series 2012-1 Class A1
05/20/13	0.325%	8,230,076	8,230,076

CarMax Auto Owner Trust Series 2012-1 Class A1
02/15/13	0.381%	1,671,543	1,671,543

Enterprise Fleet Financing LLC Series 2011-3 Class A1(e)
11/20/12	0.589%	3,358,548	3,358,548

Ford Credit Auto Lease Trust Series 2012-A Class A1(e)
03/15/13	0.358%	10,693,211	10,693,211

Ford Credit Auto Owner Trust Series 2012-B Class A1(e)
05/15/13	0.313%	5,266,468	5,266,468

Honda Auto Receivables Owner Trust
Series 2012-1 Class A1
03/15/13	0.413%	17,384,940	17,384,940
Series 2012-2 Class A1
05/15/13	0.301%	10,348,178	10,348,178

Nissan Auto Receivables Owner Trust Series 2012-A Class A1
03/15/13	0.359%	6,109,558	6,109,558

SMART Trust(e)
Series 2012-1USA Class A1
03/14/13	0.477%	6,001,337	6,001,337
Series 2012-2USA Class A1
06/14/13	0.424%	19,435,206	19,435,206

Volkswagen Auto Loan Enhanced Trust Series 2012-1 Class A1
01/22/13	0.439%	3,523,052	3,523,052

Total			95,503,150

Total Asset-Backed Securities — Non-Agency
(Cost: $158,038,508)			158,038,508

Investments of Cash Collateral Received for Securities on Loan 11.4%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 1.5%
Antalis US Funding Corp.
08/02/12	0.300%	19,998,833	19,998,833

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Atlantis One
09/10/12	0.290%	8,993,983	8,993,983

Barton Capital Corporation
08/06/12	0.250%	19,999,028	19,999,028

Cancara Asset Securitisation LLC
08/01/12	0.260%	9,998,050	9,998,050
08/09/12	0.260%	4,998,989	4,998,989

Kells Funding LLC
10/30/12	0.360%	5,994,540	5,994,540

Royal Park Investments Funding Corp.
08/14/12	0.700%	14,990,667	14,990,667

Sheffield Receivable Corp.
10/23/12	0.310%	4,996,125	4,996,125

Versailles Commercial Paper LLC
08/03/12	0.330%	14,999,037	14,999,037

Total			104,969,252

Certificates of Deposit 3.3%
ABM AMRO Bank N.V.
08/08/12	0.460%	9,988,258	9,988,258

Barclays Bank PLC
10/26/12	0.310%	10,000,000	10,000,000

DZ Bank AG
09/07/12	0.330%	5,000,000	5,000,000
10/17/12	0.420%	15,000,000	15,000,000

Deutsche Bank AG
09/14/12	0.750%	20,000,000	20,000,000

Landeskreditbank Baden-Wuerttemberg — Foerderbank
08/20/12	0.260%	12,000,000	12,000,000

Mizuho Corporate Bank Ltd.
08/14/12	0.400%	2,000,000	2,000,000
10/25/12	0.340%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten
08/20/12	0.260%	15,000,000	15,000,000

Pohjola Bank PLC
08/21/12	0.380%	20,000,000	20,000,000

Skandinaviska Enskilda Banken
10/31/12	0.350%	15,000,000	15,000,000

Sumitomo Mitsui Banking Corp.
11/02/12	0.486%	15,000,000	15,000,000

Sumitomo Trust & Banking Co., Ltd.
08/29/12	0.350%	8,000,000	8,000,000

Svenska Handelsbanken
08/27/12	0.270%	10,000,131	10,000,131
09/13/12	0.490%	8,000,000	8,000,000

Union Bank of Switzerland
10/11/12	0.350%	15,000,000	15,000,000
10/23/12	0.330%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

United Overseas Bank Ltd.
08/20/12	0.250%	15,000,000	15,000,000

Total			219,988,389

Commercial Paper 1.2%
Caisse d’Amortissement de la Dette Sociale
08/10/12	0.531%	4,989,474	4,989,474

Development Bank of Singapore Ltd.
08/07/12	0.552%	29,917,958	29,917,958

DnB NOR
08/30/12	0.495%	13,000,000	13,000,000

Erste Abwicklungsanstalt
08/27/12	0.380%	19,979,944	19,979,944

Suncorp Metway Ltd.
08/14/12	0.450%	14,988,375	14,988,375

Total			82,875,751

Repurchase Agreements 5.4%
Citibank NA dated 07/31/12, matures 08/01/12, repurchase price
$10,000,050(f)	0.180%	10,000,000	10,000,000

Citigroup Global Markets, Inc.(f) dated 07/31/12, matures 08/01/12, repurchase price
$25,000,132	0.190%	25,000,000	25,000,000
repurchase price
$5,000,026	0.190%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Mizuho Securities USA, Inc.(f) dated 07/31/12, matures 08/01/12, repurchase price
$35,000,204	0.210%	35,000,000	35,000,000
repurchase price
$50,000,264	0.190%	50,000,000	50,000,000

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$16,000,089(f)	0.200%	16,000,000	16,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price
$98,000,544(f)	0.200%	98,000,000	98,000,000

Pershing LLC dated 07/31/12, matures 08/01/12, repurchase price
$15,000,133(f)	0.320%	15,000,000	15,000,000

Societe Generale dated 07/31/12, matures 08/01/12, repurchase price
$109,366,685(f)	0.190%	109,366,108	109,366,108

Total			363,366,108

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $771,199,500)			771,199,500

Total Investments
(Cost: $7,532,303,401)			7,532,303,401

Other Assets & Liabilities, Net			(771,884,841)

Net Assets			6,760,418,560

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $2,638,986,269 or 39.04% of net assets.

(b)	At July 31, 2012, security was partially or fully on loan.

(c)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(d)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $104,092,080 or 1.54% of net assets.

Annual Report 2012	7

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.180%)
Fannie Mae REMICS	4,467,412

Fannie Mae-Aces	865,856

Freddie Mac REMICS	4,119,495

Government National Mortgage Association	747,237

Total Market Value of Collateral Securities	10,200,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	2,574,999

Fannie Mae REMICS	7,907,886

Fannie Mae-Aces	600,702

Freddie Mac Gold Pool	1,299,965

Freddie Mac Non Gold Pool	217,335

Freddie Mac REMICS	6,355,938

Ginnie Mae I Pool	309,355

Ginnie Mae II Pool	1,274,803

Government National Mortgage Association	4,959,017

Total Market Value of Collateral Securities	25,500,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	515,000

Fannie Mae REMICS	1,581,577

Fannie Mae-Aces	120,140

Freddie Mac Gold Pool	259,993

Freddie Mac Non Gold Pool	43,467

Freddie Mac REMICS	1,271,188

Ginnie Mae I Pool	61,871

Ginnie Mae II Pool	254,961

Government National Mortgage Association	991,803

Total Market Value of Collateral Securities	5,100,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	16,155,552

Freddie Mac Gold Pool	231,494

Freddie Mac Non Gold Pool	1,532,119

Freddie Mac REMICS	2,795,086

Ginnie Mae I Pool	872,946

Ginnie Mae II Pool	14,112,803

Total Market Value of Collateral Securities	35,700,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.190%)
Cash Collateral in Lieu of Securities	1,272,110

United States Treasury Inflation Indexed Bonds	12,523,426

United States Treasury Note/Bond	26,923,492

United States Treasury Strip Coupon	5,927,621

United States Treasury Strip Principal	4,327,909

Total Market Value of Collateral Securities	50,974,558

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
109,380

Fannie Mae Pool	2,441,222

Fannie Mae REMICS	5,082,213

Federal National Mortgage Association	553,681

Freddie Mac Gold Pool	179,349

Freddie Mac Non Gold Pool	512,877

Freddie Mac REMICS	3,626,176

Government National Mortgage Association	3,815,193

Total Market Value of Collateral Securities	16,320,091

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	67,616,836

Ginnie Mae II Pool	32,343,164

Total Market Value of Collateral Securities	99,960,000

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae Pool	2,947,850

Fannie Mae REMICS	1,923,249

Federal Farm Credit Banks	704,745

Federal Home Loan Banks	228,584

Freddie Mac Gold Pool	1,624,708

Freddie Mac Non Gold Pool	1,189,582

Freddie Mac REMICS	977,827

Ginnie Mae I Pool	870,860

Ginnie Mae II Pool	3,421,001

Government National Mortgage Association	705,849

United States Treasury Note/Bond	705,746

Total Market Value of Collateral Securities	15,300,001

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	85,862,377

Freddie Mac Gold Pool	25,691,053

Total Market Value of Collateral Securities	111,553,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	1,168,331,851	—	1,168,331,851

Commercial Paper	—	1,852,027,626	—	1,852,027,626

Certificates of Deposit	—	825,200,000	—	825,200,000

U.S. Government & Agency Obligations	—	1,889,041,460	—	1,889,041,460

U.S. Government-Insured Debt	—	218,517,277	—	218,517,277

Repurchase Agreements	—	150,000,000	—	150,000,000

Treasury Note Short-Term	—	499,947,179	—	499,947,179

Total Short-Term Securities	—	6,603,065,393	—	6,603,065,393

Bonds

Asset-Backed Securities — Non-Agency	—	158,038,508	—	158,038,508

Total Bonds	—	158,038,508	—	158,038,508

Other

Investments of Cash Collateral Received for Securities on Loan	—	771,199,500	—	771,199,500

Total Other	—	771,199,500	—	771,199,500

Total	—	7,532,303,401	—	7,532,303,401

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Short-Term Cash Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value* (identified cost $6,611,103,901)	$6,611,103,901

Repurchase agreements (identified cost $150,000,000)	150,000,000

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $407,833,392)	407,833,392

Repurchase agreements (identified cost $363,366,108)	363,366,108

Total investments (identified cost $7,532,303,401)	7,532,303,401

Cash	52,873

Receivable for:

Interest	154,596

Prepaid expenses	50,264

Total assets	7,532,561,134

Liabilities

Due upon return of securities on loan	771,199,500

Payable for:

Dividend distributions to shareholders	896,073

Compensation of board members	462

Other expenses	46,539

Total liabilities	772,142,574

Net assets applicable to outstanding capital stock	$6,760,418,560

Represented by

Paid-in capital	$6,760,498,540

Accumulated net realized loss	(79,980)

Total — representing net assets applicable to outstanding capital stock	$6,760,418,560

* Value of securities on loan	$764,204,332

Shares outstanding	6,760,498,528

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Short-Term Cash Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income

Income:

Interest	$7,060,799

Income from securities lending — net	1,264,968

Total income	8,325,767

Expenses:

Compensation of board members	1,464

Custodian fees	58,910

Shareholder reports and communication	26,376

Professional fees	31,514

Line of credit interest expense	13,633

Fidelity and surety fees	106,539

Commitment fees for bank credit facility	12,800

Other	485

Total expenses	251,721

Net investment income	8,074,046

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(71,195)

Net realized loss	(71,195)

Net increase in net assets resulting from operations	$8,002,851

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations

Net investment income	$8,074,046	$7,532,246

Net realized gain (loss)	(71,195)	8,528

Net increase in net assets resulting from operations	8,002,851	7,540,774

Distributions to shareholders from:

Net investment income	(8,075,287)	(7,533,616)

Total distributions to shareholders	(8,075,287)	(7,533,616)

Increase in net assets from share transactions	1,946,478,982	1,831,339,118

Total increase in net assets	1,946,406,546	1,831,346,276

Net assets at beginning of year	4,814,012,014	2,982,665,738

Net assets at end of year	$6,760,418,560	$4,814,012,014

Undistributed net investment income	$—	$1,241

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	19,003,034,674	19,003,034,674	13,633,182,202	13,633,182,214

Distributions reinvested	7,736,873	7,736,873	7,751,468	7,751,468

Redemptions	(17,064,292,565)	(17,064,292,565)	(11,809,594,564)	(11,809,594,564)

Total increase	1,946,478,982	1,946,478,982	1,831,339,106	1,831,339,118

Total net increase	1,946,478,982	1,946,478,982	1,831,339,106	1,831,339,118

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Short-Term Cash Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns are not annualized for periods of less than one year.

	Year Ended July 31,
	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income (loss)	0.00(a)	0.00(a)	0.00(a)	0.01	0.04

Net realized and unrealized gain (loss)	(0.00)(a)	—	0.00(a)	(0.01)	—

Increase from payments by affiliate	—	—	—	0.01	—

Total from investment operations	0.00 (a)	0.00(a)	0.00(a)	0.01	0.04

Less distributions to shareholders from:

Net investment income	(0.00)(a)	(0.00)(a)	(0.00)(a)	(0.01)	(0.04)

Total distributions to shareholders	(0.00)(a)	(0.00)(a)	(0.00)(a)	(0.01)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.15%	0.26%	0.25%	0.92%(b)	4.07%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.01%

Net expenses after fees waived or expenses reimbursed (including interest expense)	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.01%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.01%

Net expenses after fees waiver or expenses reimbursed (excluding interest expense)	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.01%

Net investment income	0.15%	0.21%	0.23%	1.02%	3.93%

Supplemental data

Net assets, end of period (in thousands)	$6,760,419	$4,814,012	$2,982,666	$2,990,490	$3,219,921

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 1.14%.

(c)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Short-Term Cash Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

16	Annual Report 2012

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2012

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay a management fee for managing its assets, but it does pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2012 other expenses paid to this company were $413.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2012 ($)	Year Ended July 31, 2011 ($)
Ordinary income	8,075,287	7,533,616

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$896,535
Accumulated realized loss	(79,980)
Unrealized depreciation	(462)

At July 31, 2012, the cost of investments for federal income tax purposes was $7,532,303,401.

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,785
Unlimited short-term	71,195
Total	79,980

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A.

Annual Report 2012	17

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2012

(JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $764,204,332 were on loan, secured by cash collateral of $771,199,500 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 6. Shareholder Concentration

At July 31, 2012, the investment manager or affiliates owned 100% of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended July 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $321,554,000 at a weighted average interest rate of 1.53%.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

18	Annual Report 2012

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2012

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	19

Columbia Short-Term Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Short-Term Cash Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

September 24, 2012

20	Annual Report 2012

Columbia Short-Term Cash Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal years ended July 31, 2012 and 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended July 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	21

Columbia Short-Term Cash Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	12.19%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22	Annual Report 2012

Columbia Short-Term Cash Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	23

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

24	Annual Report 2012

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2012	25

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

26	Annual Report 2012

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	27

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

28	Annual Report 2012

Columbia Short-Term Cash Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	29

Columbia Short-Term Cash Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of a fund is at, or below, the median expense ratio of funds in the same comparison universe of the fund). The Board observed that the Fund, commonly referred to as a “cash pool fund,” is designed to serve as a vehicle for other funds managed by Columbia Management to invest their cash balances as a way to improve their portfolio diversification and returns. Because Columbia Management collects management fees on the funds that invest in the Fund, the Fund does not carry management fees. The Board also noted that the Fund does not carry administrative fees, transfer agency fees or distribution fees.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay any investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Short-Term Cash Fund

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Annual Report 2012	31

Columbia Short-Term Cash Fund

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32	Annual Report 2012

Columbia Short-Term Cash Fund

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Annual Report 2012	33

Columbia Short-Term Cash Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	34

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6283 H (9/12)

Annual Report July 31, 2012

Columbia Strategic Allocation Fund

Columbia Strategic Allocation Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Strategic Allocation Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Strategic Allocation Fund

Performance Overview

Performance Summary

>	Columbia Strategic Allocation Fund (the Fund) Class A shares returned 14.95% (excluding sales charges) for the 10 months ended July 31, 2012.

>	The Fund underperformed the 24.13% increase of the broad-based S&P 500 Index during the 10-month period.

>	The Fund outperformed its Blended Index, which gained 14.07% during the same time period.

>	The Fund outpaced the 4.95% increase of the Barclays U.S. Aggregate Bond Index during the same period.

>	The Fund also outperformed the MSCI EAFE Index (Gross), which measures the performance of non-North American securities, which advanced 8.10% during the 10-month period.

>	The Fund’s relative performance can be attributed to underlying manager selection and tactical asset allocation decisions.

Average Annual Total Returns (%) (for period ended July 31, 2012)
	Inception	10 Months Cumulative	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		14.95	3.43	0.26	5.92
Including sales charges		8.38	-2.55	-0.92	5.30
Class B	03/20/95
Excluding sales charges		14.19	2.64	-0.51	5.12
Including sales charges		9.19	-2.36	-0.85	5.12
Class C	06/26/00
Excluding sales charges		14.31	2.70	-0.49	5.12
Including sales charges		13.31	1.70	-0.49	5.12
Class R*	12/11/06	14.77	3.19	0.05	5.68
Class R4	03/20/95	14.99	3.54	0.42	6.10
Class Z*	09/27/10	15.31	3.83	0.38	5.98
S&P 500 Index		24.13	9.13	1.13	6.34
Blended Index		14.07	5.66	2.96	6.53
Barclays U.S. Aggregate Bond Index		4.95	7.25	6.91	5.65
MSCI EAFE Index (Gross)		8.10	-10.99	-5.14	6.84

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The indices do not reflect the effects of sales charges, expenses and taxes. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Index consists of 45% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Gross).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI EAFE (Europe, Australasia, Far East) Index (Gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Strategic Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 — July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Strategic Allocation Fund

Manager Discussion of Fund Performance

Portfolio Management

Colin Moore

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Gene Tannuzzo, CFA

Effective December 15, 2011, Fred Copper joined the portfolio management team. Effective June 7, 2012, Orhan Imer and Gene Tannuzzo joined the portfolio management team. David Joy, Kent Peterson and Marie Schofield assumed other portfolio management responsibilities within the firm.

On January 27, 2012, Columbia Strategic Allocation Fund changed its principal investment strategy to remove stated allocation ranges for individual asset classes, allowing the Fund’s portfolio managers to allocate more freely among equity, debt, commodity and money market investments (or in vehicles that provide exposure to such investments). The Investment Manager believes this change will help the Fund improve its risk/return profile and help capitalize on the portfolio managers’ ability to generate investment return through tactical allocation and security selection.

The Board of Trustees for Columbia Strategic Allocation Fund approved the change of the Fund’s fiscal year end from September 30 to July 31. As a result, this report covers the 10-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the 10-month period that ended July 31, 2012, the Fund’s Class A shares returned 14.95% without sales charge. The Fund underperformed the 24.13% increase of the S&P 500 Index, but outpaced the 4.95% increase of the Barclays U.S. Aggregate Bond Index (Barclays Index) during the same period. The Fund also outperformed the MSCI EAFE Index (Gross), which advanced 8.10%. The Blended Index, which is composed of 45% S&P 500 Index, 15% MSCI EAFE Index (Gross) and 40% Barclays Index, gained 14.07% during the same time period. The Fund’s relative performance can be attributed to underlying manager selection and tactical asset allocation decisions.

Trading Pattern Dominated Financial Markets

The reporting period was split between a “risk on” environment during the first half and a “risk off” sentiment during the second half, wherein investors vacillated en masse between sharply optimistic or pessimistic views toward the financial markets. During the first half of the reporting period, risk assets rallied sharply, generating double-digit gains, as the sovereign debt crisis in Europe appeared to stabilize somewhat and U.S. economic data generally surprised on the upside. As risk aversion abated, equities significantly outperformed the fixed income markets. However, global equity markets began to weaken during the second half of the reporting period, as uncertainty mounted regarding fiscal sustainability of the eurozone, growth trends in emerging markets and a slowing U.S. economy. Amidst such rising uncertainty and declining equity markets, bond investors turned cautious, too. U.S. Treasuries, generally perceived as safe haven securities, were among the strongest performers during the second half of the reporting period, after posting relatively flat returns during the first half.

Selection and Allocation Impacted Fund Results

Manager selection of underlying investment strategies within each of the asset classes overall was favorable during the reporting period. Within both the equity and fixed income sub-portfolios, we delegate underlying thematic investment decisions to the managers that have responsibility for each sleeve.

Tactical asset allocation decisions as a whole also impacted Fund results during the reporting period. Having sizable allocations to U.S. large-cap equities, high yield corporate debt and emerging market bonds and only a modest exposure to

4	Annual Report 2012

Columbia Strategic Allocation Fund

Manager Discussion of Fund Performance (continued)

developed foreign market equities contributed positively to the Fund’s performance. U.S. large-cap equities, as measured by the S&P 500 Index, surged 24.13% during the reporting period. High yield corporate debt performed well given that corporate balance sheets were generally strong, featuring high cash balances, robust profit margins and declining leverage. Emerging market bonds, where we increased Fund exposure during the reporting period, were, in many cases, high in quality and offering attractive yields. Taken as a whole, the balance sheets of emerging economies were in a better state than most developed countries, and their central banks had embarked on a monetary easing cycle that was widely considered to likely be supportive of economic growth. Given the challenged condition of government balance sheets and the U.S. Federal Reserve’s commitment to keep short-term interest rates low through 2014, yields on cash and government bonds were comparatively unattractive during the reporting period. Tactical asset allocation decisions that detracted were exposure to emerging market equities and having only modest weightings in U.S. investment grade corporate debt, U.S. inflation-protected securities and securitized, or mortgage-backed, debt.

Asset Allocation Flexibility was Expanded

During the reporting period, we took steps to expand the flexibility we have for allocating assets and establishing exposures within the Fund, enhancing further the Fund’s “go anywhere” broadly diversified asset allocation approach. In our view, this expanded flexibility and active use of tactical management should create even better opportunity for potentially generating competitive risk-adjusted returns in a variety of market environments.

We increased the Fund’s exposure to high yield corporate debt and reduced its allocation to investment grade corporate debt early in the reporting period. Exposure to securitized debt, primarily mortgage-backed securities, was also reduced early in the reporting period, but we then increased exposure to the asset class as we approached the summer of 2012. During the spring of 2012, we added to the Fund’s emerging market debt exposure, and we also moved to a flat duration stance within the fixed income sub-portfolio from what had earlier been a slightly shorter duration stance versus the Barclays Index. Overall, the Fund’s portfolio turnover rate for the annual period was 129%.*

Looking Ahead

Generally speaking, we believe the capital markets remain at risk from a number of external factors, including any significant economic growth scare or heightened level of stress caused by the European sovereign debt crisis, tensions in the Middle East or other unforeseen macro shocks.

Given this view, we are currently advocating for caution with respect to allocations directed toward risky assets and generally favored lower risk assets. As of July 31, 2012, the Fund was underweight equities, had a near neutral exposure to traditional fixed income assets, and was overweight commodities and convertible, or hybrid, securities.

Within equities, we favored U.S. stocks over other developed market equities and were neutral on emerging market equities. We increased the Fund’s fixed income exposure early in the summer, but within the fixed income asset class, we favored high yield corporate bonds and emerging market bonds over developed market bonds and U.S. Treasuries.

Top Ten Holdings (%) (at July 31, 2012)
Central Fund of Canada Ltd., Class A	5.2
Apple, Inc.	2.1
Microsoft Corp.	1.1
Pfizer, Inc.	0.9
Chevron Corp.	0.9
Merck & Co., Inc.	0.9
Wal-Mart Stores, Inc.	0.9
Verizon Communications, Inc.	0.9
Philip Morris International, Inc.	0.9
Federal National Mortgage Association	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Strategic Allocation Fund

Manager Discussion of Fund Performance (continued)

Asset Allocation & Portfolio Breakdown (%) (at July 31, 2012)
Common Stocks	58.5
Consumer Discretionary	7.0
Consumer Staples	5.7
Energy	5.6
Financials	10.0
Health Care	6.5
Industrials	6.8
Information Technology	9.7
Materials	3.0
Telecommunication Services	2.2
Utilities	2.0
Preferred Stocks	0.4
Consumer Staples	0.3
Energy	0.1
Convertible Preferred Stocks	0.6
Consumer Discretionary	0.0	(a)
Consumer Staples	0.0	(a)
Energy	0.1
Financials	0.3
Industrials	0.1
Information Technology	0.0	(a)
Utilities	0.1
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Agency	0.0	(a)
Commercial Mortgage-Backed Securities — Non-Agency	0.3
Corporate Bonds & Notes	9.9
Convertible Bonds	2.2
Foreign Government Obligations	7.7
Inflation-Indexed Bonds	0.7
Mutual Fund	4.8
Options Purchased Calls	0.0	(a)
Options Purchased Puts	0.0	(a)
Residential Mortgage-Backed Securities — Agency	5.1
Residential Mortgage-Backed Securities — Non-Agency	0.5
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	0.8
Senior Loans	0.1
Warrants	0.0	(a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (b)	7.6

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds (amounting to $67.6 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

As always, we remain diligent as we seek the most efficient balance between risk and reward for our investors given the uncertainties that exist today.

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

6	Annual Report 2012

Columbia Strategic Allocation Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.70	1,019.24	5.69	5.67	1.13
Class B	1,000.00	1,000.00	1,021.90	1,015.51	9.45	9.42	1.88
Class C	1,000.00	1,000.00	1,022.10	1,015.51	9.45	9.42	1.88
Class R	1,000.00	1,000.00	1,025.40	1,018.00	6.95	6.92	1.38
Class R4	1,000.00	1,000.00	1,026.80	1,019.74	5.19	5.17	1.03
Class Z	1,000.00	1,000.00	1,027.10	1,020.49	4.44	4.42	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Strategic Allocation Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 59.8%
Issuer	Shares	Value ($)

Consumer Discretionary 7.2%
Auto Components 0.1%

Bharat Forge Ltd.	34,363	184,678

Cooper Tire & Rubber Co.	3,800	66,386

Dana Holding Corp.(a)	8,000	105,440

Delphi Automotive PLC(b)	6,500	184,535

Hankook Tire Co., Ltd.	6,309	231,254

Mahle-Metal Leve SA Industria e Comercio	25,400	275,047

Standard Motor Products, Inc.(a)	9,470	133,148

Total		1,180,488

Automobiles 0.6%

Bajaj Auto Ltd.	3,030	87,003

Brilliance China Automotive Holdings Ltd.(a)	156,000	125,463

Daihatsu Motor Co., Ltd.	96,000	1,604,328

Hyundai Motor Co.	3,395	705,294

Nissan Motor Co., Ltd.	175,000	1,645,388

Thor Industries, Inc.(a)	3,100	89,063

Tofas Turk Otomobil Fabrikasi AS	107,459	494,692

Total		4,751,231

Distributors —%

VOXX International Corp.(b)	27,200	203,728

Diversified Consumer Services 0.5%

Apollo Group, Inc., Class A(b)	112,300	3,054,560

Bridgepoint Education, Inc.(a)(b)	24,500	222,950

Capella Education Co.(a)(b)	8,300	220,116

Coinstar, Inc.(a)(b)	9,900	470,151

Grand Canyon Education, Inc.(a)(b)	3,800	63,232

ITT Educational Services, Inc.(a)(b)	1,700	65,994

Total		4,097,003

Hotels, Restaurants & Leisure 0.2%

Domino’s Pizza, Inc.	7,300	249,222

Genting Bhd	57,600	173,877

Jubilant Foodworks Ltd.(b)	10,329	208,120

Multimedia Games Holdings Co., Inc.(b)	38,700	547,605

Wynn Macau Ltd.(a)	68,400	144,945

Total		1,323,769

Household Durables 0.1%

American Greetings Corp., Class A(a)	21,400	284,406

Arcelik AS	61,969	306,501

Tempur-Pedic International, Inc.(a)(b)	18,300	521,367

Total		1,112,274

Common Stocks (continued)
Issuer	Shares	Value ($)

Leisure Equipment & Products 0.3%

Arctic Cat, Inc.(a)(b)	13,080	575,520

Giant Manufacturing Co., Ltd.	43,000	234,587

Polaris Industries, Inc.	14,500	1,089,820

Smith & Wesson Holding Corp.(b)	19,700	198,970

Sturm Ruger & Co., Inc.(a)	12,900	637,647

Total		2,736,544

Media 2.1%

Comcast Corp., Class A	20,000	651,000

Daiichikosho Co., Ltd.	68,900	1,410,934

DIRECTV, Class A(b)	108,624	5,394,268

Discovery Communications, Inc., Class A(b)	22,700	1,149,301

DISH Network Corp., Class A	153,741	4,729,073

McGraw-Hill Companies, Inc. (The)	69,900	3,282,504

PT Media Nusantara Citra Tbk	1,756,500	438,937

Scholastic Corp.(a)	18,100	545,353

Sinclair Broadcast Group, Inc., Class A	29,100	296,820

Valassis Communications, Inc.(a)(b)	2,800	63,140

Total		17,961,330

Multiline Retail 0.6%

Big Lots, Inc.(b)	3,300	133,683

Dillard’s, Inc., Class A	13,400	874,082

Dollar Tree, Inc.(b)	8,600	432,924

Macy’s, Inc.	94,400	3,383,296

SACI Falabella	47,985	467,177

Total		5,291,162

Specialty Retail 2.5%

Aaron’s, Inc.	35,600	1,044,148

Advance Auto Parts, Inc.	13,000	911,950

Bed Bath & Beyond, Inc.(b)	22,806	1,390,026

Belle International Holdings Ltd.	149,000	273,812

Best Buy Co., Inc.(a)	29,700	537,273

Buckle, Inc. (The)(a)	12,500	483,375

Cato Corp. (The), Class A(a)	14,396	403,088

Cia Hering	11,522	228,843

Express, Inc.(a)(b)	24,780	398,958

Finish Line, Inc., Class A (The)	19,500	407,160

Foot Locker, Inc.	7,000	231,140

Francesca’s Holdings Corp.(b)	11,700	367,497

GameStop Corp., Class A(a)	7,100	113,742

Gap, Inc. (The)	36,900	1,088,181

Home Depot, Inc. (The)	37,800	1,972,404

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Home Product Center PCL, Foreign Registered Shares	566,888	206,380

Kirkland’s, Inc.(a)(b)	13,100	141,611

Mr. Price Group Ltd.	16,298	242,601

PetSmart, Inc.	3,100	204,941

Pier 1 Imports, Inc.	31,200	514,488

PT Ace Hardware Indonesia Tbk	608,500	377,461

PT Indomobil Sukses Internasional Tbk	209,500	134,370

Rent-A-Center, Inc.	17,296	615,046

Ross Stores, Inc.	57,900	3,846,876

SA SA International Holdings Ltd.(a)	300,000	181,822

Select Comfort Corp.(a)(b)	4,900	127,449

TJX Companies, Inc.	116,400	5,154,192

Total		21,598,834

Textiles, Apparel & Luxury Goods 0.2%

Arezzo Industria e Comercio SA	4,300	67,505

Titan Industries Ltd.	45,507	180,860

Trinity Ltd.	404,334	263,208

Youngone Corp.	52,840	1,322,296

Total		1,833,869

Total Consumer Discretionary		62,090,232

Consumer Staples 5.8%
Beverages 0.3%

Coca-Cola Enterprises, Inc.	68,908	2,020,383

Companhia de Bebidas Americas, ADR(a)	13,838	533,455

Fomento Economico Mexicano SAB de CV, ADR(a)	3,772	322,204

Total		2,876,042

Food & Staples Retailing 2.4%

Clicks Group Ltd.	46,726	307,766

CP ALL PCL, Foreign Registered Shares	287,020	308,957

CVS Caremark Corp.	25,103	1,135,911

Eurocash SA	33,046	386,314

Koninklijke Ahold NV	196,412	2,390,780

Kroger Co. (The)	175,810	3,897,708

Lawson, Inc.(a)	34,500	2,478,010

Magnit OJSC, GDR(c)	7,035	226,988

PT Sumber Alfaria Trijaya Tbk	224,500	129,567

Raia Drogasil SA(b)	13,214	148,441

Safeway, Inc.(a)	135,200	2,102,360

Wal-Mart Stores, Inc.	100,557	7,484,457

Total		20,997,259

Common Stocks (continued)
Issuer	Shares	Value ($)

Food Products 1.0%

AVI Ltd.	73,275	522,543

Cal-Maine Foods, Inc.(a)	13,509	509,695

Campbell Soup Co.(a)	81,600	2,701,776

Charoen Pokphand Foods PCL, Foreign Registered Shares	183,050	192,544

Hershey Co. (The)	12,391	888,930

Omega Protein Corp.(b)	19,600	163,268

PT Indofood Sukses Makmur Tbk	496,500	282,130

PT Nippon Indosari Corpindo Tbk	747,000	381,657

Smithfield Foods, Inc.(b)	800	14,800

Tyson Foods, Inc., Class A	146,800	2,203,468

Want Want China Holdings Ltd.	222,000	268,294

Total		8,129,105

Household Products 0.1%

Harbinger Group, Inc.(a)(b)	21,500	199,090

Kimberly-Clark Corp.(a)	8,180	710,924

LG Household & Health Care Ltd.	494	254,668

Total		1,164,682

Personal Products 0.2%

Herbalife Ltd.(a)	10,500	576,345

Medifast, Inc.(a)(b)	300	8,430

Nature’s Sunshine Products, Inc.	2,100	32,466

Revlon, Inc., Class A(b)	11,500	167,325

Usana Health Sciences, Inc.(a)(b)	13,800	620,724

Total		1,405,290

Tobacco 1.8%

ITC Ltd.	46,222	213,960

Japan Tobacco, Inc.	86,900	2,729,928

Lorillard, Inc.(a)	34,900	4,489,536

Philip Morris International, Inc.	80,236	7,336,780

PT Gudang Garam Tbk	48,790	289,070

Universal Corp.(a)	9,500	432,630

Total		15,491,904

Total Consumer Staples		50,064,282

Energy 5.8%
Energy Equipment & Services 0.7%

Core Laboratories NV	1,676	186,975

Diamond Offshore Drilling, Inc.(a)	15,200	994,384

Helix Energy Solutions Group, Inc.(b)	22,300	398,724

Matrix Service Co.(a)(b)	10,900	112,924

McDermott International, Inc.(b)	8,500	99,450

National Oilwell Varco, Inc.	45,525	3,291,457

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Oceaneering International, Inc.	4,700	242,943

Parker Drilling Co.(b)	17,700	81,951

PHI, Inc.(b)	5,700	152,076

Total		5,560,884

Oil, Gas & Consumable Fuels 5.1%

Apache Corp.	20,480	1,763,738

Cairn India Ltd.(b)	45,537	271,610

Chevron Corp.(d)	69,394	7,604,194

China Shenhua Energy Co., Ltd., Class H	49,500	184,209

Cloud Peak Energy, Inc.(b)	27,900	461,745

CNOOC Ltd.	137,000	274,830

ConocoPhillips	100,001	5,444,054

CONSOL Energy, Inc.	10,100	292,698

CVR Energy, Inc.(b)	10,500	299,880

Delek U.S. Holdings, Inc.	200	3,948

Energen Corp.	500	25,605

Energy Partners Ltd.(b)	5,900	99,710

Energy XXI Bermuda Ltd.(a)	12,200	380,396

Exxon Mobil Corp.	50,111	4,352,140

Gazprom OAO, ADR	89,959	827,120

Lukoil OAO, ADR	9,992	561,758

Marathon Oil Corp.	65,400	1,731,138

Noble Energy, Inc.	400	34,972

NovaTek OAO	22,610	242,866

Peabody Energy Corp.	44,000	918,720

PetroChina Co., Ltd., Class H	704,000	879,034

PTT PCL, Foreign Registered Shares	26,400	271,976

QEP Resources, Inc.(a)	33,500	1,006,005

Royal Dutch Shell PLC, Class B	101,675	3,576,698

Sakari Resources Ltd.(a)	130,000	135,960

SK Innovation Co., Ltd.	1,681	228,448

Stone Energy Corp.(b)	18,575	487,779

Tesoro Corp.(b)	33,600	929,040

Total SA	75,044	3,457,746

Ultrapar Participacoes SA	18,400	431,446

VAALCO Energy, Inc.(a)(b)	60,300	441,999

Valero Energy Corp.(d)	205,650	5,655,375

W&T Offshore, Inc.(a)	24,400	451,156

Western Refining, Inc.(a)	25,100	590,603

WPX Energy, Inc.(b)	5,700	90,915

Total		44,409,511

Total Energy		49,970,395

Common Stocks (continued)
Issuer	Shares	Value ($)

Financials 10.2%
Capital Markets 0.7%

Ares Capital Corp.	1,300	21,619

BlackRock, Inc.	11,400	1,940,964

CETIP SA — Mercados Organizados	15,435	194,557

Franklin Resources, Inc.(a)	10,293	1,183,180

GAMCO Investors, Inc., Class A(a)	5,500	245,795

Gladstone Investment Corp.(a)	43,300	312,626

Invesco Ltd.	44,600	986,998

Medley Capital Corp.	23,200	287,680

T Rowe Price Group, Inc.(a)	9,800	595,350

THL Credit, Inc.	4,000	55,200

Virtus Investment Partners, Inc.(b)	900	75,348

Total		5,899,317

Commercial Banks 2.6%

Australia & New Zealand Banking Group Ltd.	99,733	2,452,364

Banco Bradesco SA, ADR(a)	34,013	521,759

Banco Latinoamericano de Comercio Exterior SA, Class E	19,900	404,368

Bangkok Bank PCL, Foreign Registered Shares	301,200	1,865,783

Banner Corp.(a)	3,000	68,190

Credicorp Ltd.	2,216	256,923

CVB Financial Corp.(a)	30,200	356,360

DBS Group Holdings Ltd.	257,000	3,031,938

Enterprise Financial Services Corp.	16,600	208,330

Fifth Third Bancorp	70,600	975,692

First Interstate Bancsystem, Inc.(a)	5,100	73,491

First Merchants Corp.(a)	38,500	547,855

Great Southern Bancorp, Inc.	5,200	159,380

Grupo Financiero Banorte SAB de CV, Class O	48,800	262,008

HDFC Bank Ltd., ADR	15,304	518,959

ICICI Bank Ltd., ADR	10,491	363,198

Industrial & Commercial Bank of China, Class H	1,662,020	947,672

Itaú Unibanco Holding SA, ADR	9,346	147,760

Kasikornbank PCL, Foreign Registered Shares	116,440	643,498

KeyCorp	75,900	605,682

MainSource Financial Group, Inc.(a)	44,388	518,452

Metropolitan Bank & Trust	317,908	759,412

Oriental Financial Group, Inc.	33,500	347,730

PT Bank Tabungan Pensiunan Nasional Tbk(b)	416,500	184,639

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Republic Bancorp, Inc., Class A(a)	22,200	524,142

RHB Capital Bhd	113,720	267,058

Sberbank of Russia	70,879	198,574

Security Bank Corp.	103,690	350,001

Turkiye Garanti Bankasi AS	145,860	566,988

Turkiye Halk Bankasi AS	27,271	233,248

Virginia Commerce Bancorp, Inc.(a)(b)	8,900	71,823

Wells Fargo & Co.	123,333	4,169,889

Total		22,603,166

Consumer Finance 1.0%

Discover Financial Services(d)	166,964	6,004,025

Nelnet, Inc., Class A	21,700	510,167

SLM Corp.	110,800	1,771,692

World Acceptance Corp.(a)(b)	7,400	527,398

Total		8,813,282

Diversified Financial Services 1.4%

CBOE Holdings, Inc.	32,300	920,550

FirstRand Ltd.	100,863	336,220

GT Capital Holdings, Inc.	149,010	1,943,341

IntercontinentalExchange, Inc.(b)	2,368	310,729

JPMorgan Chase & Co.	194,558	7,004,088

Moody’s Corp.(a)	44,200	1,791,426

Total		12,306,354

Insurance 1.9%

Aflac, Inc.	39,840	1,744,195

American Equity Investment Life Holding Co.	45,300	528,651

Assurant, Inc.	4,600	166,566

CNO Financial Group, Inc.(a)	33,749	279,779

Discovery Holdings Ltd.	16,600	108,326

Everest Re Group Ltd.	9,300	945,810

Hartford Financial Services Group, Inc.	74,900	1,232,105

Horace Mann Educators Corp.(a)	20,200	352,288

Lancashire Holdings Ltd.	169,375	2,073,887

Lincoln National Corp.	32,396	649,540

MetLife, Inc.	155,600	4,787,812

Montpelier Re Holdings Ltd.	7,500	151,950

National Financial Partners Corp.(a)(b)	36,100	536,085

Protective Life Corp.(a)	35,314	985,614

Reinsurance Group of America, Inc.	16,700	929,689

Symetra Financial Corp.	48,400	562,892

Total		16,035,189

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 2.5%

American Capital Agency Corp.	33,600	1,180,704

Apartment Investment & Management Co., Class A	11,600	318,188

ARMOUR Residential REIT, Inc.	7,400	56,684

BGP Holdings PLC(b)(e)(f)	581,000	1

Capstead Mortgage Corp.	40,718	573,310

CBL & Associates Properties, Inc.(a)	37,100	731,983

CDL Hospitality Trusts	1,873,000	3,081,544

CommonWealth REIT	14,800	269,952

Coresite Realty Corp.(a)	20,700	551,862

CYS Investments, Inc.	32,600	471,396

DCT Industrial Trust, Inc.(a)	89,300	559,018

Digital Realty Trust, Inc.(a)	22,600	1,764,382

DuPont Fabros Technology, Inc.(a)	3,300	88,770

Extra Space Storage, Inc.	31,000	1,014,940

First Industrial Realty Trust, Inc.(b)	44,500	566,930

Hatteras Financial Corp.	14,500	424,125

Hospitality Properties Trust	40,100	973,227

Host Hotels & Resorts, Inc.	20,700	303,876

Mission West Properties, Inc.	17,800	156,818

Monmouth Real Estate Investment Corp., Class A(a)	20,100	223,914

RLJ Lodging Trust	32,100	564,960

Simon Property Group, Inc.	36,476	5,854,033

Sovran Self Storage, Inc.	4,400	251,240

Sunstone Hotel Investors, Inc.(b)	36,300	363,363

Taubman Centers, Inc.	14,400	1,116,288

Two Harbors Investment Corp.	43,500	498,945

Ventas, Inc.	2,100	141,225

Total		22,101,678

Real Estate Management & Development 0.1%

BR Malls Participacoes SA	25,120	293,835

China Vanke Co., Ltd., Class B	190,976	244,357

LPN Development PCL, Foreign Registered Shares	354,677	194,868

Total		733,060

Thrifts & Mortgage Finance —%

BofI Holding, Inc.(b)	5,780	116,583

Walker & Dunlop, Inc.(b)	18,500	233,840

Total		350,423

Total Financials		88,842,469

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 6.6%
Biotechnology 1.1%

Alexion Pharmaceuticals, Inc.(b)	3,873	406,084

Alkermes PLC(b)	13,900	258,401

Amgen, Inc.	71,300	5,889,380

Celldex Therapeutics, Inc.(b)	48,000	248,160

Idenix Pharmaceuticals, Inc.(a)(b)	31,000	314,030

InterMune, Inc.(a)(b)	15,800	139,514

Medivation, Inc.	3,449	343,865

Onyx Pharmaceuticals, Inc.(b)	6,777	508,072

PDL BioPharma, Inc.(a)	56,000	380,240

Pharmacyclics, Inc.(a)(b)	10,500	558,705

Regeneron Pharmaceuticals, Inc.(b)	3,200	430,880

Vertex Pharmaceuticals, Inc.(b)	9,000	436,590

Total		9,913,921

Health Care Equipment & Supplies 0.5%

Analogic Corp.	8,133	520,674

Boston Scientific Corp.(b)	189,500	979,715

CONMED Corp.(a)	5,825	159,838

Cyberonics, Inc.(b)	700	30,310

ICU Medical, Inc.(b)	6,200	330,646

IRIS International, Inc.(a)(b)	5,600	58,184

Masimo Corp.(b)	6,600	147,840

Natus Medical, Inc.(b)	20,700	255,852

Orthofix International NV(b)	12,984	532,474

ResMed, Inc.	7,600	239,856

Zimmer Holdings, Inc.	19,300	1,137,349

Total		4,392,738

Health Care Providers & Services 1.1%

AmerisourceBergen Corp.(a)	31,300	1,242,610

HCA Holdings, Inc.	13,000	344,240

Humana, Inc.	60,400	3,720,640

Life Healthcare Group Holdings Ltd.	77,300	313,224

Magellan Health Services, Inc.(b)	1,678	80,880

Molina Healthcare, Inc.(b)	18,300	446,703

Odontoprev SA	40,641	196,145

Qualicorp SA	43,540	387,126

Sun Healthcare Group, Inc.(b)	36,300	303,468

Triple-S Management Corp., Class B(a)(b)	18,700	340,714

UnitedHealth Group, Inc.	31,490	1,608,824

Universal American Corp.(a)(b)	16,100	144,256

WellCare Health Plans, Inc.(b)	10,700	693,574

Total		9,822,404

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 0.3%

Agilent Technologies, Inc.	15,400	589,666

Cambrex Corp.(a)(b)	38,500	355,355

Charles River Laboratories International, Inc.(b)	26,900	915,407

PAREXEL International Corp.(a)(b)	11,700	321,984

Total		2,182,412

Pharmaceuticals 3.6%

Abbott Laboratories	40,800	2,705,448

Eli Lilly & Co.	105,215	4,632,616

Forest Laboratories, Inc.(b)	2,800	93,940

Jazz Pharmaceuticals PLC(a)(b)	30,320	1,457,482

Medicines Co. (The)(b)	12,200	305,488

Merck & Co., Inc.	169,777	7,499,050

Pfizer, Inc.	317,587	7,634,792

Pozen, Inc.(b)	50,400	318,024

Questcor Pharmaceuticals, Inc.(a)(b)	2,968	109,430

Roche Holding AG, Genusschein Shares	10,389	1,839,639

Sanofi	29,132	2,376,807

Teva Pharmaceutical Industries Ltd., ADR	43,086	1,761,787

Warner Chilcott PLC, Class A(a)(b)	52,900	899,300

Total		31,633,803

Total Health Care		57,945,278

Industrials 6.9%
Aerospace & Defense 1.7%

L-3 Communications Holdings, Inc.	15,300	1,084,617

Lockheed Martin Corp.(a)	56,126	5,010,368

National Presto Industries, Inc.(a)	2,453	163,223

Northrop Grumman Corp.	23,198	1,535,708

Raytheon Co.	71,136	3,946,625

Saab AB, Class B	159,624	2,664,198

Teledyne Technologies, Inc.(b)	1,700	105,910

Total		14,510,649

Air Freight & Logistics 0.5%

Forward Air Corp.(a)	3,000	100,380

United Parcel Service, Inc., Class B	58,744	4,441,634

Total		4,542,014

Airlines 0.1%

Alaska Air Group, Inc.(b)	16,822	586,247

Copa Holdings SA, Class A	2,291	177,621

United Continental Holdings, Inc.(a)(b)	9,300	175,677

Total		939,545

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Commercial Services & Supplies 0.6%

Consolidated Graphics, Inc.(b)	7,600	180,196

Courier Corp.	24,600	273,552

Deluxe Corp.(a)	23,000	651,360

Intersections, Inc.	10,400	148,096

Iron Mountain, Inc.	17,600	566,896

Multiplus SA	7,766	187,745

Pitney Bowes, Inc.(a)	129,013	1,723,614

Quad/Graphics, Inc.(a)	31,100	478,629

RR Donnelley & Sons Co.(a)	44,800	542,976

Sykes Enterprises, Inc.(b)	27,700	409,683

Unifirst Corp.	2,400	150,288

United Stationers, Inc.	4,500	113,445

Total		5,426,480

Construction & Engineering 0.4%

Chicago Bridge & Iron Co. NV	26,600	950,684

China Communications Construction Co., Ltd., Class H	463,560	404,240

CTCI Corp.	1,050,000	1,946,626

Dycom Industries, Inc.(b)	5,200	90,584

Total		3,392,134

Electrical Equipment 0.1%

EnerSys(b)	17,100	583,965

Generac Holdings, Inc.	21,800	497,476

LS Corp.	3,585	279,690

Total		1,361,131

Industrial Conglomerates 0.4%

Alfa SAB de CV, Class A	20,967	335,084

General Electric Co.	26,353	546,825

LG Corp.	2,257	115,727

Raven Industries, Inc.(a)	15,600	510,588

SM Investments Corp.	18,100	323,895

Tyco International Ltd.	35,875	1,970,972

Total		3,803,091

Machinery 1.6%

Airtac International Group	31,000	155,160

Cascade Corp.(a)	700	32,977

Cummins India Ltd.	22,374	171,443

Dover Corp.	19,200	1,045,824

Eaton Corp.(a)	3,300	144,672

Eicher Motors Ltd.	1,856	65,146

Gildemeister AG	141,522	2,134,436

Illinois Tool Works, Inc.	43,300	2,352,922

Navistar International Corp.(b)	4,600	113,160

Common Stocks (continued)
Issuer	Shares	Value ($)

Nordson Corp.	21,100	1,081,586

Parker Hannifin Corp.	72,900	5,855,328

Sauer-Danfoss, Inc.	10,400	376,376

Sun Hydraulics Corp.(a)	20,900	471,922

Turk Traktor ve Ziraat Makineleri AS	8,668	164,733

Total		14,165,685

Professional Services 0.7%

Corporate Executive Board Co. (The)	13,600	627,368

Dun & Bradstreet Corp. (The)	41,000	3,287,790

Equifax, Inc.	8,000	374,720

RPX Corp.(b)	15,500	194,525

Verisk Analytics, Inc., Class A(b)	23,500	1,180,875

Total		5,665,278

Road & Rail 0.3%

Dollar Thrifty Automotive Group, Inc.(a)(b)	6,500	483,600

Globaltrans Investment PLC, GDR(c)	22,917	432,003

Knight Transportation, Inc.	33,600	515,088

Landstar System, Inc.	6,400	316,224

Swift Transportation Co.(b)	3,000	24,900

Werner Enterprises, Inc.(a)	22,500	519,300

Total		2,291,115

Trading Companies & Distributors 0.4%

Applied Industrial Technologies, Inc.	14,800	549,968

Barloworld Ltd.	28,568	288,074

ITOCHU Corp.	187,500	1,940,963

Mills Estruturas e Servicos de Engenharia SA	23,670	322,037

PT AKR Corporindo Tbk	364,000	139,424

Total		3,240,466

Transportation Infrastructure 0.1%

China Merchants Holdings International Co., Ltd.(a)	59,500	184,269

Hutchison Port Holdings Trust Unit	336,000	254,761

Total		439,030

Total Industrials		59,776,618

Information Technology 9.9%
Communications Equipment 0.6%

AAC Technologies Holdings, Inc.	42,000	121,888

Bel Fuse, Inc., Class B(a)	1,900	34,257

Cisco Systems, Inc.	223,500	3,564,825

Comtech Telecommunications Corp.(a)	4,000	109,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Loral Space & Communications, Inc.	7,500	539,625

Plantronics, Inc.(a)	13,271	435,554

Total		4,805,429

Computers & Peripherals 2.3%

Apple, Inc.(b)	28,045	17,128,764

Catcher Technology Co., Ltd.	36,000	171,967

EMC Corp.(b)	31,500	825,615

Foxconn Technology Co., Ltd.	46,000	161,258

STEC, Inc.(a)(b)	62,300	502,761

Synaptics, Inc.(a)(b)	15,100	398,338

Western Digital Corp.	9,400	373,838

Total		19,562,541

Electronic Equipment, Instruments & Components 0.5%

Anixter International, Inc.	1,200	68,292

China High Precision Automation Group Ltd.(a)(e)(f)	112,050	25,734

Dolby Laboratories, Inc., Class A(b)	24,100	849,525

Ingram Micro, Inc., Class A(b)	56,700	849,933

LG Display Co., Ltd.(b)	11,610	248,010

Plexus Corp.(b)	19,100	548,552

Samsung SDI Co., Ltd.	1,393	174,044

Sanmina-SCI Corp.(b)	64,000	546,560

SFA Engineering Corp.	4,354	160,850

Tech Data Corp.(a)(b)	18,400	921,840

Tong Hsing Electronic Industries Ltd.	49,000	138,080

Zygo Corp.(b)	7,000	125,160

Total		4,656,580

Internet Software & Services 0.6%

Ancestry.com, Inc.(a)(b)	20,900	699,523

Baidu, Inc., ADR(b)	1,114	134,259

Daum Communications Corp.	2,265	220,582

Dice Holdings, Inc.(a)(b)	56,300	424,502

Digital River, Inc.(b)	8,200	145,878

Google, Inc., Class A(b)	4,400	2,785,068

IAC/InterActiveCorp.	9,200	484,012

IntraLinks Holdings, Inc.(b)	30,800	134,288

PChome Online, Inc.	38,000	243,299

Tencent Holdings Ltd.	5,400	160,323

XO Group, Inc.(b)	9,700	83,517

Total		5,515,251

IT Services 1.2%

Acxiom Corp.(b)	34,600	580,242

CSG Systems International, Inc.(b)	28,300	498,929

Common Stocks (continued)
Issuer	Shares	Value ($)

International Business Machines Corp.	2,004	392,744

Mastercard, Inc., Class A	13,208	5,766,217

MAXIMUS, Inc.	9,700	489,850

Total System Services, Inc.	7,600	179,740

Unisys Corp.(a)(b)	1,500	29,145

Visa, Inc., Class A	18,400	2,374,888

Western Union Co. (The)	20,400	355,572

Total		10,667,327

Semiconductors & Semiconductor Equipment 2.0%

Advanced Micro Devices, Inc.(a)(b)	104,100	422,646

Applied Materials, Inc.	29,100	316,899

Asia Pacific Systems, Inc.(b)	12,845	124,082

Broadcom Corp., Class A(b)	90,700	3,072,916

Cohu, Inc.(a)	7,500	64,500

Iljin Display Co., Ltd.	16,690	225,970

Intersil Corp., Class A	53,400	491,814

IXYS Corp.(a)(b)	32,500	328,250

Marvell Technology Group Ltd.	91,900	1,034,794

MediaTek, Inc.	34,000	285,922

Micrel, Inc.(a)	34,000	317,560

NVIDIA Corp.(b)	83,400	1,129,236

Samsung Electronics Co., Ltd.	5,021	5,771,747

SK Hynix, Inc.(b)	11,340	215,414

Spreadtrum Communications, Inc., ADR(a)	25,491	460,877

Taiwan Semiconductor Manufacturing Co., Ltd.	212,530	575,275

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	141,717	1,979,786

Ultra Clean Holdings(a)(b)	51,300	309,852

Veeco Instruments, Inc.(a)(b)	5,900	210,689

Total		17,338,229

Software 2.7%

AutoNavi Holdings Ltd., ADR(a)(b)	8,757	108,324

BMC Software, Inc.(b)	26,300	1,041,480

CA, Inc.	44,500	1,071,115

Citrix Systems, Inc.(b)	9,700	704,996

CommVault Systems, Inc.(b)	14,300	693,836

Fair Isaac Corp.(a)	14,000	606,060

Intuit, Inc.	6,400	371,328

Manhattan Associates, Inc.(b)	6,500	303,485

Microsoft Corp.	318,689	9,391,765

NCSoft Corp.	1,270	249,574

NQ Mobile, Inc., ADR(a)(b)	16,408	123,388

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Oracle Corp.	77,700	2,346,540

Quest Software, Inc.(b)	21,400	597,916

Red Hat, Inc.(b)	15,600	837,096

SolarWinds, Inc.(b)	13,800	736,782

TeleNav, Inc.(b)	10,200	58,854

VMware, Inc., Class A(b)	48,404	4,393,147

Total		23,635,686

Total Information Technology		86,181,043

Materials 3.1%
Chemicals 1.6%

Alpek SA de CV(a)	135,295	330,951

Asian Paints Ltd.	3,377	220,816

BASF SE	27,809	2,030,184

CF Industries Holdings, Inc.	31,300	6,127,288

Cheil Industries, Inc.	2,231	190,134

Eastman Chemical Co.	22,562	1,179,541

Flotek Industries, Inc.(a)(b)	8,700	84,999

Formosa Chemicals & Fibre Corp.	64,000	168,122

Honam Petrochemical Corp.	1,511	314,605

Huchems Fine Chemical Corp.	11,680	244,519

Indorama Ventures PCL, Foreign Registered Shares	307,800	288,573

Innospec, Inc.(b)	16,300	507,256

LG Chem Ltd.	947	259,862

Minerals Technologies, Inc.	600	38,364

NewMarket Corp.	1,900	436,772

PPG Industries, Inc.	8,400	919,464

Tredegar Corp.(a)	25,500	377,655

Total		13,719,105

Construction Materials 0.1%

PT Indocement Tunggal Prakarsa Tbk	129,250	292,249

Siam Cement PCL, NVDR	24,000	249,042

United States Lime & Minerals, Inc.(b)	1,700	77,503

Total		618,794

Containers & Packaging —%

Myers Industries, Inc.(a)	9,800	161,112

Metals & Mining 1.1%

Aurubis AG	40,815	2,081,640

CAP SA	4,333	155,728

Cliffs Natural Resources, Inc.(a)	15,671	640,787

Coeur d’Alene Mines Corp.(b)	5,600	91,336

Freeport-McMoRan Copper & Gold, Inc.	120,209	4,047,437

Common Stocks (continued)
Issuer	Shares	Value ($)

Gold Fields Ltd., ADR	22,002	283,826

Grupo Mexico SAB de CV, Class B	92,533	260,235

Newmont Mining Corp.	5,958	264,952

Vale SA	24,612	446,552

Yamana Gold, Inc.	91,773	1,359,158

Total		9,631,651

Paper & Forest Products 0.3%

Buckeye Technologies, Inc.	18,200	548,184

Domtar Corp.	10,600	782,916

International Paper Co.(d)	15,600	511,836

PH Glatfelter Co.(a)	28,100	447,071

Schweitzer-Mauduit International, Inc.	7,700	524,370

Wausau Paper Corp.	3,800	32,262

Total		2,846,639

Total Materials		26,977,301

Telecommunication Services 2.2%
Diversified Telecommunication Services 1.5%

AT&T, Inc.	51,888	1,967,593

Neutral Tandem, Inc.(b)	2,400	32,784

Telefonica Brasil SA, ADR	10,944	255,542

Telstra Corp., Ltd.	770,687	3,236,702

Verizon Communications, Inc.(a)	162,585	7,339,087

Total		12,831,708

Wireless Telecommunication Services 0.7%

Advanced Information Service PCL, Foreign Registered Shares	54,300	343,358

ENTEL Chile SA	17,487	343,868

Far EasTone Telecommunications Co., Ltd.	352,000	882,714

Freenet AG	187,674	2,746,378

Mobile Telesystems OJSC, ADR	19,589	371,211

PT Tower Bersama Infrastructure Tbk	565,500	233,854

Telephone & Data Systems, Inc.	42,451	1,028,588

U.S.A. Mobility, Inc.(a)	28,012	312,054

United States Cellular Corp.(b)	4,100	168,592

Total		6,430,617

Total Telecommunication Services		19,262,325

Utilities 2.1%
Electric Utilities 0.7%

El Paso Electric Co.	17,900	605,915

Entergy Corp.	46,900	3,408,223

OGE Energy Corp.	10,800	573,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Pinnacle West Capital Corp.	12,900	690,666

Portland General Electric Co.	23,000	626,290

Total		5,904,682

Gas Utilities 0.3%
Chesapeake Utilities Corp.(a)	4,600	210,404

ENN Energy Holdings Ltd.	88,530	337,710

Laclede Group, Inc. (The)(a)	7,700	321,706

ONEOK, Inc.	26,600	1,183,966

Southwest Gas Corp.	13,200	589,512

Towngas China Co., Ltd.	211,000	147,171

Total		2,790,469

Independent Power Producers & Energy Traders 0.6%
AES Corp. (The)(b)	416,657	5,024,883

E.ON Russia JSC	1,579,580	122,418

Total		5,147,301

Multi-Utilities 0.5%
Ameren Corp.	32,300	1,104,983

CenterPoint Energy, Inc.	600	12,636

Public Service Enterprise Group, Inc.	90,255	3,000,076

Total		4,117,695

Total Utilities		17,960,147

Total Common Stocks
(Cost: $469,836,825)		519,070,090

Preferred Stocks 0.4%
Consumer Staples 0.3%
Household Products 0.3%
Henkel AG & Co. KGaA	35,401	2,541,408

Total Consumer Staples		2,541,408

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Petroleo Brasileiro SA	94,770	901,823

Total Energy		901,823

Total Preferred Stocks
(Cost: $3,363,184)		3,443,231

Convertible Preferred Stocks 0.7%
Consumer Discretionary 0.1%
Automobiles 0.1%
General Motors Co., 4.750%	10,900	366,512

Total Consumer Discretionary		366,512

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)

Consumer Staples —%
Food Products —%
Bunge Ltd., 4.875%	3,300	319,391

Total Consumer Staples		319,391

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%(a)	3,500	170,406

Chesapeake Energy Corp., 5.000%	4,400	328,350

Chesapeake Energy Corp., 5.750%(a)(c)	250	219,375

Energy XXI Bermuda Ltd., 5.625%(a)	380	129,453

Whiting Petroleum Corp., 6.250%	530	100,038

Total		947,622

Total Energy		947,622

Financials 0.3%
Real Estate Investment Trusts (REITs) 0.1%
Alexandria Real Estate Equities, Inc., 7.000%	11,000	289,410

Health Care REIT, Inc., 6.500%	8,300	470,506

Total		759,916

Diversified Financial Services 0.2%
AMG Capital Trust II, 5.150%	5,000	221,875

Bank of America Corp., 7.250%	500	506,875

Citigroup, Inc., 7.500%	5,700	488,205

Total		1,216,955

Commercial Banks —%
Fifth Third Bancorp, 8.500%	2,000	272,000

Capital Markets —%
UBS AG, 6.750%	3,560	61,966

Insurance —%
MetLife, Inc., 5.000%	4,500	281,663

Total Financials		2,592,500

Industrials 0.1%
Road & Rail —%
2010 Swift Mandatory Common Exchange Security Trust, 6.000%(c)	20,000	171,600

Professional Services —%
Nielsen Holdings NV, 6.250%(a)	4,400	238,524

Aerospace & Defense 0.1%
United Technologies Corp., 7.500%(b)	9,955	525,126

Total Industrials		935,250

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Information Technology — %
IT Services — %
Unisys Corp., 6.250%	2,300	136,574

Total Information Technology		136,574

Utilities 0.1%
Electric Utilities 0.1%
NextEra Energy, Inc., 5.599%	5,500	292,820

PPL Corp., 8.750%	5,420	294,631

Total		587,451

Total Utilities		587,451

Total Convertible Preferred Stocks (Cost: $6,389,917)		5,885,300

Mutual Fund 4.8%
Issuer	Shares	Value ($)
Central Fund of Canada, Ltd., Class A	2,101,700	42,244,170

Total Mutual Fund (Cost: $42,546,434)		42,244,170

Corporate Bonds & Notes(g) 10.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(c) 04/01/18	11.000%	436,000	440,360

BE Aerospace, Inc. Senior Unsecured 04/01/22	5.250%	243,000	253,935

Huntington Ingalls Industries, Inc. 03/15/18	6.875%	247,000	263,055
03/15/21	7.125%	115,000	123,481

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	612,000	657,900

TransDigm, Inc. 12/15/18	7.750%	56,000	62,440

Total			1,801,171

Automotive 0.2%
Allison Transmission, Inc.(a)(c)
05/15/19	7.125%	182,000	191,555

Chrysler Group LLC/Co-Issuer, Inc. Secured(a)
06/15/21	8.250%	366,000	381,097

Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	55,000	58,575
02/15/21	6.750%	156,000	167,700

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Delphi Corp. 05/15/21	6.125%	50,000	54,563

Delphi Corp.(a) 05/15/19	5.875%	145,000	154,606

Lear Corp. 03/15/20	8.125%	322,000	362,250

Schaeffler Finance BV Senior Secured(c) 02/15/19	8.500%	218,000	233,260

Visteon Corp. 04/15/19	6.750%	333,000	323,843

Total			1,927,449

Banking 0.2%
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	400,000	431,184

Citigroup, Inc. Senior Unsecured 01/14/22	4.500%	350,000	368,436

Goldman Sachs Group, Inc. (The) Senior Unsecured
01/24/22	5.750%	350,000	382,313

JPMorgan Chase & Co. Senior Unsecured
08/15/21	4.350%	400,000	438,137

Morgan Stanley Senior Unsecured 07/28/21	5.500%	300,000	303,175

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	135,000	145,800

Total			2,069,045

Brokerage 0.1%
E*Trade Financial Corp. Senior Unsecured
11/30/17	12.500%	560,000	641,200

Neuberger Berman Group LLC/Finance Corp.(c) Senior Unsecured
03/15/20	5.625%	82,000	85,895
03/15/22	5.875%	123,000	130,073

Total			857,168

Building Materials 0.1%
Building Materials Corp. of America Senior Notes(c)
05/01/21	6.750%	249,000	272,033

Interface, Inc.
12/01/18	7.625%	56,000	59,920

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Nortek, Inc.
12/01/18	10.000%	29,000	31,320
04/15/21	8.500%	167,000	172,010

Total			535,283

Chemicals 0.3%
Celanese U.S. Holdings LLC
06/15/21	5.875%	181,000	195,933

Hexion US Finance Corp. Senior Secured
04/15/20	6.625%	351,000	358,897

Huntsman International LLC(a)
03/15/21	8.625%	99,000	113,850

Ineos Finance PLC Senior Secured(c)
05/15/15	9.000%	295,000	311,962

JM Huber Corp. Senior Notes(c)
11/01/19	9.875%	110,000	120,725

Koppers, Inc.
12/01/19	7.875%	18,000	19,620

LyondellBasell Industries NV(a) Senior Unsecured
11/15/21	6.000%	1,007,000	1,158,050
04/15/24	5.750%	215,000	243,487

MacDermid, Inc.(c)
04/15/17	9.500%	154,000	160,738

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	6,000	6,870

Polypore International, Inc.
11/15/17	7.500%	185,000	197,950

Total			2,888,082

Construction Machinery 0.3%
Ashtead Capital, Inc.(c)
07/15/22	6.500%	47,000	48,763

CNH Capital LLC(c)
11/01/16	6.250%	684,000	737,010

Case New Holland, Inc.
12/01/17	7.875%	193,000	226,292

Columbus McKinnon Corp.
02/01/19	7.875%	69,000	73,140

Manitowoc Co., Inc. (The)(a)
02/15/18	9.500%	55,000	60,500

Neff Rental LLC/Finance Corp. Secured(c)
05/15/16	9.625%	350,000	347,375

Terex Corp.
04/01/20	6.500%	80,000	82,800

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

UR Merger Sub Corp.
12/15/19	9.250%	218,000	242,525
Senior Unsecured
02/01/21	8.250%	105,000	113,925

UR Merger Sub Corp.(a)
09/15/20	8.375%	259,000	274,540

UR Merger Sub Corp.(c)
05/15/20	7.375%	87,000	91,785
04/15/22	7.625%	94,000	99,640
Secured
07/15/18	5.750%	106,000	110,505

Total			2,508,800

Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(c)
07/01/18	12.375%	216,000	227,880

Realogy Corp. Senior Secured(a)(c)
01/15/20	9.000%	124,000	129,890

Total			357,770

Consumer Products 0.1%
Beam, Inc. Senior Unsecured
05/15/22	3.250%	175,000	181,846

Libbey Glass, Inc.(c)
05/15/20	6.875%	70,000	74,025

Mead Products LLC/ACCO Brands Corp.(a)(c)
04/30/20	6.750%	67,000	72,025

Spectrum Brands, Inc.(c)
03/15/20	6.750%	224,000	234,080

Total			561,976

Diversified Manufacturing 0.1%
Actuant Corp.(c)
06/15/22	5.625%	96,000	98,640

Amsted Industries, Inc. Senior Notes(c)
03/15/18	8.125%	225,000	238,500

CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	224,000	237,440

Tomkins LLC/Inc. Secured
10/01/18	9.000%	115,000	127,794

Total			702,374

Electric 0.4%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	55,000	64,625

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

AES Corp. (The)(c) Senior Unsecured
07/01/21	7.375%		535,000	611,906

Calpine Corp. Senior Secured(c)
02/15/21	7.500%		488,000	541,680

Carolina Power & Light Co. 1st Mortgage
05/15/42	4.100%		25,000	27,417

Companhia De Eletricidade Do Estad
04/27/16	11.750%	BRL	700,000	363,800

DTE Energy Co. Senior Unsecured
06/01/16	6.350%		550,000	642,214

Florida Power & Light Co. 1st Mortgage
06/01/42	4.050%		70,000	78,908

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%		129,000	142,222

Nevada Power Co.
05/15/18	6.500%		710,000	879,398

Oncor Electric Delivery Co. LLC Senior Secured(c)
06/01/42	5.300%		90,000	102,233

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%		250,000	256,499

Tampa Electric Co. Senior Unsecured
06/15/42	4.100%		40,000	43,103

Total				3,754,005

Entertainment 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%		59,000	64,015
06/01/19	8.750%		276,000	299,460

Cinemark U.S.A., Inc(a)
06/15/21	7.375%		36,000	39,960

Speedway Motorsports, Inc.
02/01/19	6.750%		207,000	217,868

Time Warner, Inc.
03/29/41	6.250%		150,000	188,614

Vail Resorts, Inc.
05/01/19	6.500%		44,000	47,410

Total				857,327

Environmental —%
Clean Harbors, Inc.(c)
08/01/20	5.250%		162,000	167,063

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Food and Beverage 0.1%
ARAMARK Holdings Corp. Senior Unsecured PIK(c)
05/01/16	8.625%	66,000	67,485

Cott Beverages, Inc.
09/01/18	8.125%	54,000	59,265

General Mills, Inc. Senior Unsecured
02/15/19	5.650%	125,000	152,043

Heineken NV Senior Unsecured(c)
04/01/22	3.400%	110,000	114,226

Kellogg Co. Senior Unsecured(a)
05/17/22	3.125%	195,000	204,482

Kraft Foods Group, Inc.(c)
06/04/42	5.000%	205,000	231,225

MHP SA(c)
04/29/15	10.250%	400,000	394,882

Total			1,223,608

Gaming 0.2%
Caesars Entertainment Operating Co., Inc.
Secured
04/15/18	12.750%	218,000	160,230
Senior Secured
06/01/17	11.250%	52,000	56,290

Caesars Entertainment Operating Co., Inc.(c)
Senior Secured
02/15/20	8.500%	270,000	271,012

Chester Downs & Marina LLC Senior Secured(a)(c)
02/01/20	9.250%	124,000	128,030

MGM Resorts International
03/01/18	11.375%	290,000	334,950

Senior Secured
03/15/20	9.000%	105,000	117,337

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	51,000	56,419

ROC Finance LLC/Corp. Secured(c)
09/01/18	12.125%	138,000	156,285

Seneca Gaming Corp.(c)
12/01/18	8.250%	179,000	185,489

Tunica-Biloxi Gaming Authority Senior Unsecured(c)
11/15/15	9.000%	81,000	77,963

Total			1,544,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gas Pipelines 0.9%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	782,000	906,359

El Paso LLC
Senior Unsecured
09/15/20	6.500%	850,000	947,750
06/01/18	7.250%	21,000	24,150
01/15/32	7.750%	7,000	8,198

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	200,000	211,010

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	341,000	357,624

NiSource Finance Corp.
09/15/20	5.450%	885,000	1,016,768

Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	1,375,000	1,605,217

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	251,000	267,315
12/01/18	6.875%	332,000	353,995

Southern Natural Gas Co. LLC Senior Unsecured(c)
04/01/17	5.900%	835,000	975,283

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	50,000	50,500

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	1,050,000	1,214,062

Total			7,938,231

Health Care 0.8%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	49,807	53,293

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	190,000	201,400

Biomet, Inc. Senior Unsecured(c)(h)
08/01/20	6.500%	186,000	191,580

CHS/Community Health Systems, Inc.
11/15/19	8.000%	279,000	302,017
07/15/20	7.125%	147,000	153,982
ConvaTec Healthcare E SA Senior Unsecured(c)
12/15/18	10.500%	249,000	257,404

Emdeon, Inc.(c)
12/31/19	11.000%	116,000	131,950

Fresenius Medical Care U.S. Finance II, Inc.(c)
07/31/19	5.625%	36,000	38,655
01/31/22	5.875%	250,000	267,187

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Fresenius Medical Care U.S. Finance, Inc.(c)
09/15/18	6.500%	30,000	33,488

HCA Holdings, Inc. Senior Unsecured(a)
05/15/21	7.750%	275,000	299,406

HCA, Inc.
02/15/22	7.500%	379,000	425,427

Senior Secured
02/15/20	7.875%	87,000	97,875
02/15/20	6.500%	106,000	118,455
09/15/20	7.250%	363,000	405,652

Hanger, Inc.
11/15/18	7.125%	225,000	232,594

Health Management Associates, Inc. Senior Unsecured(c)
01/15/20	7.375%	144,000	155,340

Healthsouth Corp.
09/15/22	7.750%	13,000	14,138
02/15/20	8.125%	235,000	259,675

Hologic, Inc.(c)(h)
08/01/20	6.250%	67,000	70,853

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	228,000	223,440

Kinetic Concepts, Inc./KCI U.S.A., Inc.(c)
11/01/19	12.500%	140,000	127,400
11/01/18	10.500%	268,000	283,410

LifePoint Hospitals, Inc.(a)
10/01/20	6.625%	159,000	170,826

Multiplan, Inc.(c)
09/01/18	9.875%	339,000	372,900

PSS World Medical, Inc.(c)
03/01/22	6.375%	30,000	31,350

Physio-Control International, Inc. Senior Secured(c)
01/15/19	9.875%	253,000	272,607

Physiotherapy Associates Holdings, Inc. Senior Unsecured(c)
05/01/19	11.875%	48,000	49,920

Radnet Management, Inc.
04/01/18	10.375%	43,000	43,215

Rural/Metro Corp. Senior Unsecured(c)
07/15/19	10.125%	111,000	109,613

STHI Holding Corp. Secured(c)
03/15/18	8.000%	140,000	148,400

Tenet Healthcare Corp. Senior Unsecured
08/01/20	8.000%	124,000	130,200

Truven Health Analytics, Inc. Senior Unsecured(c)
06/01/20	10.625%	95,000	101,175

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Surgical Partners International, Inc. Senior Unsecured(c)
04/01/20	9.000%	109,000	117,448

Universal Hospital Services, Inc. Senior Secured(c)(h)
08/15/20	7.625%	58,000	59,160

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	378,000	395,010

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	144,000	149,760

Total			6,496,205

Healthcare Insurance —%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	127,000	148,907

Aetna, Inc. Senior Unsecured
05/15/42	4.500%	55,000	58,825

WellPoint, Inc. Senior Unsecured
05/15/42	4.625%	120,000	124,043

Total			331,775

Home Construction 0.1%
KB Home
09/15/22	7.500%	58,000	58,435

KB Home(a)
03/15/20	8.000%	75,000	78,563

Meritage Homes Corp.(c)
04/01/22	7.000%	74,000	76,960

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	126,000	137,025

Taylor Morrison Communities, Inc./Monarch(c)
04/15/20	7.750%	156,000	165,750

Total			516,733

Independent Energy 0.9%
Antero Resources Finance Corp.
08/01/19	7.250%	36,000	38,250
12/01/17	9.375%	231,000	255,255

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	323,000	349,647

Chaparral Energy, Inc.
10/01/20	9.875%	228,000	258,210
09/01/21	8.250%	100,000	108,500

Chaparral Energy, Inc.(c)
11/15/22	7.625%	32,000	33,280

Chesapeake Energy Corp.(a)
08/15/20	6.625%	649,000	644,132

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cimarex Energy Co.
05/01/22	5.875%	131,000	140,170

Comstock Resources, Inc.
06/15/20	9.500%	293,000	306,917

Concho Resources, Inc.
10/01/17	8.625%	107,000	118,235
01/15/21	7.000%	53,000	58,168
01/15/22	6.500%	26,000	27,820
10/01/22	5.500%	281,000	284,512

Continental Resources, Inc.
04/01/21	7.125%	318,000	357,750
10/01/20	7.375%	1,000	1,130

Continental Resources, Inc.(c)
09/15/22	5.000%	285,000	296,400

Devon Energy Corp. Senior Unsecured
05/15/42	4.750%	50,000	56,246

EP Energy LLC/Finance, Inc.(a)(c)
Senior Unsecured
05/01/20	9.375%	291,000	313,189

EP Energy LLC/Finance, Inc.(c)
Senior Secured
05/01/19	6.875%	169,000	180,408

Hilcorp Energy I LP/Finance Co. Senior Notes(c)
04/15/21	7.625%	272,000	296,480

Kodiak Oil & Gas Corp.(c)
12/01/19	8.125%	615,000	654,975

Laredo Petroleum, Inc.
02/15/19	9.500%	287,000	324,310

Laredo Petroleum, Inc.(c)
05/01/22	7.375%	130,000	135,525

MEG Energy Corp.(c)
03/15/21	6.500%	346,000	358,975
01/30/23	6.375%	61,000	62,449

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	293,000	312,411

Nexen, Inc. Senior Unsecured
05/15/37	6.400%	15,000	19,045

Oasis Petroleum, Inc.
01/15/23	6.875%	71,000	71,888
02/01/19	7.250%	200,000	208,000
11/01/21	6.500%	361,000	363,707

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	26,000	26,585
03/01/21	6.875%	180,000	203,400

Range Resources Corp.
08/15/22	5.000%	36,000	37,080
05/15/19	8.000%	321,000	355,507

SM Energy Co. Senior Unsecured
11/15/21	6.500%	276,000	285,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SM Energy Co.(c) Senior Unsecured
01/01/23	6.500%	13,000	13,260

Whiting Petroleum Corp.
10/01/18	6.500%	7,000	7,508

Woodside Finance Ltd.(c)
05/10/21	4.600%	55,000	60,010

Total			7,624,994

Integrated Energy 0.1%
Lukoil International Finance BV(c)
11/09/20	6.125%	650,000	715,344

Life Insurance 0.2%
Hartford Financial Services Group, Inc. Senior Unsecured
04/15/42	6.625%	35,000	38,689
04/15/22	5.125%	100,000	106,398

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	859,000	1,008,206
05/12/41	5.625%	210,000	229,214

Total			1,382,507

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	73,000	77,745

Media Cable 0.4%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	481,000	544,733
01/31/22	6.625%	46,000	50,025

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	212,000	248,570

CSC Holdings LLC(c) Senior Unsecured
11/15/21	6.750%	109,000	118,810

Cablevision Systems Corp. Senior Unsecured(a)
04/15/20	8.000%	36,000	39,870

Comcast Corp.
08/15/37	6.950%	275,000	377,634

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	225,000	237,812

DISH DBS Corp.
09/01/19	7.875%	184,000	213,900
06/01/21	6.750%	531,000	580,781

Time Warner Cable, Inc.
07/01/18	6.750%	200,000	251,478
02/01/20	5.000%	190,000	220,309

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Videotron Ltee(a)
07/15/22	5.000%	143,000	149,435

Total			3,033,357

Media Non-Cable 0.6%
AMC Networks, Inc.
07/15/21	7.750%	328,000	371,870

Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	277,000	299,160

Clear Channel Worldwide Holdings, Inc.(c)
03/15/20	7.625%	63,000	59,063
03/15/20	7.625%	491,000	470,132

Hughes Satellite Systems Corp.
06/15/21	7.625%	443,000	489,515
Senior Secured
06/15/19	6.500%	56,000	60,200

Intelsat Jackson Holdings SA
04/01/21	7.500%	174,000	186,180

Intelsat Jackson Holdings SA(c)
10/15/20	7.250%	346,000	367,625

Intelsat Luxembourg SA PIK
02/04/17	11.500%	330,000	343,200

Lamar Media Corp.(a)(c)
02/01/22	5.875%	258,000	272,190

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	114,000	122,835

National CineMedia LLC(c) Senior Secured
04/15/22	6.000%	147,000	152,145

News America, Inc.
02/15/41	6.150%	225,000	286,898

Nielsen Finance LLC/Co.
10/15/18	7.750%	645,000	725,625

Salem Communications Corp. Secured
12/15/16	9.625%	100,000	110,750

Sinclair Television Group, Inc. Secured(c)
11/01/17	9.250%	120,000	132,600

Univision Communications, Inc.(a)(c)
05/15/21	8.500%	193,000	195,413

Univision Communications, Inc.(c) Senior Secured
05/15/19	6.875%	175,000	182,000
11/01/20	7.875%	200,000	214,250

XM Satellite Radio, Inc.(c)
11/01/18	7.625%	326,000	352,080

Total			5,393,731

Metals 0.3%
Alpha Natural Resources, Inc.(a)
06/01/19	6.000%	85,000	73,738
06/01/21	6.250%	4,000	3,440

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Arch Coal, Inc.(a)
06/15/19	7.000%	39,000	34,028
06/15/21	7.250%	135,000	116,775

CONSOL Energy, Inc.
04/01/20	8.250%	458,000	486,625

Calcipar SA Senior Secured(c)
05/01/18	6.875%	102,000	100,215

FMG Resources August 2006 Proprietary Ltd.(a)(c)
02/01/18	6.875%	86,000	86,860
02/01/16	6.375%	113,000	113,565
Senior Unsecured
04/01/22	6.875%	118,000	117,705

FMG Resources August 2006 Proprietary Ltd.(c)
11/01/19	8.250%	314,000	336,372

Inmet Mining Corp. Senior Notes(c)
06/01/20	8.750%	355,000	349,675

JMC Steel Group Senior Notes(c)
03/15/18	8.250%	268,000	268,670

Novelis, Inc.(a)
12/15/17	8.375%	45,000	49,275

Peabody Energy Corp.(a)(c)
11/15/21	6.250%	260,000	256,750

Peabody Energy Corp.(c)
11/15/18	6.000%	62,000	62,000

Rain CII Carbon LLC/Corp. Senior Secured(c)
12/01/18	8.000%	240,000	243,000

Total			2,698,693

Non-Captive Consumer 0.1%
SLM Corp. Senior Notes
01/25/16	6.250%	176,000	186,560
Senior Unsecured
01/25/22	7.250%	245,000	262,373
03/25/20	8.000%	240,000	269,400

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	371,000	300,510

Total			1,018,843

Non-Captive Diversified 0.7%
Ally Financial, Inc.
03/15/20	8.000%	1,214,000	1,443,142
09/15/20	7.500%	102,000	118,958
02/15/17	5.500%	123,000	128,137

CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	253,000	267,864
05/15/20	5.375%	139,000	146,287

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CIT Group, Inc.(c)
05/02/17	7.000%	128,226	128,867
Senior Secured
04/01/18	6.625%	333,000	367,965
Senior Unsecured
02/15/19	5.500%	511,000	533,995

CIT Group, Inc.(h) Senior Unsecured
08/15/17	4.250%	109,000	109,000
08/15/22	5.000%	88,000	88,000

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	1,360,000	1,554,568

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	280,000	326,900
12/15/20	8.250%	590,000	691,775
05/15/19	6.250%	138,000	145,073

Total			6,050,531

Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	483,000	514,395

Green Field Energy Services, Inc. Senior Secured(c)
11/15/16	13.000%	175,000	152,250

Noble Holding International Ltd.
03/15/22	3.950%	70,000	73,308

Novatek Finance Ltd. Senior Unsecured(c)
02/03/21	6.604%	400,000	459,208

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	340,000	374,000

Offshore Group Investments Ltd.(c) Senior Secured
08/01/15	11.500%	266,000	292,600

Oil States International, Inc.
06/01/19	6.500%	95,000	99,987

Weatherford International Ltd.
04/15/42	5.950%	100,000	107,255

Total			2,073,003

Other Industry 0.1%
Interline Brands, Inc.
11/15/18	7.000%	252,000	267,750

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(c)
08/01/20	8.875%	113,000	114,695

Total			382,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.2%
Ardagh Packaging Finance PLC Senior Secured(c)
10/15/17	7.375%	121,000	129,773

Berry Plastics Corp. Secured(a)
01/15/21	9.750%	142,000	159,040

Greif, Inc. Senior Unsecured
02/01/17	6.750%	53,000	57,638

Reynolds Group Issuer, Inc./LLC
02/15/21	8.250%	212,000	208,290
08/15/19	9.875%	266,000	281,960
Senior Secured
02/15/21	6.875%	325,000	346,125
08/15/19	7.875%	129,000	142,222
04/15/19	7.125%	351,000	372,937

Reynolds Group Issuer, Inc./LLC(a)(c) Senior Secured
08/15/19	9.875%	44,000	46,640

Total			1,744,625

Paper —%
Cascades, Inc.
12/15/17	7.750%	71,000	73,485

Graphic Packaging International, Inc.
10/01/18	7.875%	120,000	133,200

Total			206,685

Pharmaceuticals 0.1%
Endo Health Solutions, Inc.
01/15/22	7.250%	78,000	86,385

Grifols, Inc.
02/01/18	8.250%	218,000	238,710

Mylan, Inc.(c)
11/15/18	6.000%	246,000	265,065

Pharmaceutical Product Development, Inc. Senior Unsecured(a)(c)
12/01/19	9.500%	41,000	45,561

Total			635,721

Property & Casualty 0.1%
Alleghany Corp. Senior Unsecured
06/27/22	4.950%	140,000	147,499

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	60,000	64,810

CNA Financial Corp. Senior Unsecured
08/15/20	5.875%	185,000	211,497

Liberty Mutual Group, Inc.(c)
05/01/22	4.950%	140,000	143,362

Total			567,168

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Railroads —%
Norfolk Southern Corp. Senior Unsecured
10/01/41	4.837%	125,000	146,013

Union Pacific Corp. Senior Unsecured
06/15/42	4.300%	70,000	75,380

Total			221,393

Refining —%
Phillips 66(c)
05/01/42	5.875%	80,000	91,718

Restaurants —%
Yum! Brands, Inc. Senior Unsecured
09/15/19	5.300%	100,000	116,313

Retailers 0.3%
99 Cents Only Stores(c)
12/15/19	11.000%	59,000	64,458

AutoNation, Inc.
02/01/20	5.500%	74,000	77,608

Burlington Coat Factory Warehouse Corp.(a)
02/15/19	10.000%	174,000	184,657

J Crew Group, Inc.(a)
03/01/19	8.125%	11,000	11,316

Jo-Ann Stores, Inc. Senior Unsecured(c)
03/15/19	8.125%	123,000	123,461

Limited Brands, Inc.
04/01/21	6.625%	405,000	450,056
02/15/22	5.625%	92,000	96,370

Lowe’s Companies, Inc. Senior Unsecured
04/15/42	4.650%	70,000	80,168

QVC, Inc.(c) Senior Secured
10/15/20	7.375%	230,000	257,025
10/01/19	7.500%	100,000	111,875

Rite Aid Corp.
03/15/20	9.250%	184,000	185,840
Senior Secured
08/15/20	8.000%	253,000	284,941
Senior Unsecured
02/15/27	7.700%	144,000	119,880

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	30,000	32,063

Sally Holdings LLC/Capital, Inc.(a)
11/15/19	6.875%	237,000	264,551

Sonic Automotive, Inc.(c)
07/15/22	7.000%	50,000	52,438

Total			2,396,707

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Supermarkets —%
Kroger Co. (The) Senior Unsecured
04/15/42	5.000%		65,000	67,338

Supranational 0.1%
European Investment Bank Senior Unsecured
01/18/27	2.150%	JPY	2,500,000	34,419
06/20/17	1.400%	JPY	42,100,000	564,626

Total				599,045

Technology 0.4%
Alliance Data Systems Corp.(a)(c)
04/01/20	6.375%		85,000	87,550

Amkor Technology, Inc.(a) Senior Unsecured
05/01/18	7.375%		201,000	207,532
06/01/21	6.625%		162,000	160,785

Anixter, Inc.
05/01/19	5.625%		46,000	47,725

Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%		3,000	3,128
01/15/20	6.875%		134,000	145,390

CDW LLC/Finance Corp.
04/01/19	8.500%		442,000	468,520

Cardtronics, Inc.
09/01/18	8.250%		220,000	244,750

CommScope, Inc.(c)
01/15/19	8.250%		205,000	214,481

Equinix, Inc. Senior Unsecured
07/15/21	7.000%		74,000	82,325

First Data Corp.
01/15/21	12.625%		404,000	408,040

First Data Corp.(c) Senior Secured
08/15/20	8.875%		407,000	445,665
06/15/19	7.375%		133,000	138,985

Freescale Semiconductor, Inc. Senior Secured(c)
04/15/18	9.250%		227,000	242,890

Hewlett-Packard Co. Senior Unsecured
12/09/21	4.650%		185,000	194,442

Interactive Data Corp.
08/01/18	10.250%		384,000	434,880

NXP BV/Funding LLC Senior Secured(c)
08/01/18	9.750%		277,000	319,935

Total				3,847,023

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.1%

Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	50,000	53,688
03/15/20	9.750%	242,000	270,737

ERAC USA Finance LLC(a)(c)
03/15/17	2.750%	55,000	56,328

FedEx Corp.
08/01/22	2.625%	65,000	65,256

Hertz Corp. (The)
01/15/21	7.375%	314,000	338,727

Total			784,736

Wireless 0.5%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	220,000	233,200

Cricket Communications, Inc.(a)
10/15/20	7.750%	224,000	213,920

MetroPCS Wireless, Inc.
09/01/18	7.875%	325,000	345,313
11/15/20	6.625%	34,000	34,340

NII Capital Corp.
04/01/21	7.625%	124,000	94,860

SBA Telecommunications, Inc.
08/15/19	8.250%	49,000	54,513
08/15/16	8.000%	178,000	189,392

SBA Telecommunications, Inc.(c)
07/15/20	5.750%	451,000	474,677

Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	416,000	454,480

Sprint Nextel Corp.(a)(c)
03/01/20	7.000%	93,000	101,370
Senior Unsecured
11/15/21	11.500%	98,000	118,090

Sprint Nextel Corp.(c)
11/15/18	9.000%	833,000	972,527

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	650,000	686,544

Wind Acquisition Finance SA Senior Secured(c)
02/15/18	7.250%	300,000	266,250

Total			4,239,476

Wirelines 0.5%
AT&T, Inc. Senior Unsecured
09/01/40	5.350%	330,000	403,457

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	380,000	419,333

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Embarq Corp. Senior Unsecured
06/01/36	7.995%	500,000	546,714

Frontier Communications Corp. Senior Unsecured
04/15/22	8.750%	70,000	74,900

Frontier Communications Corp.(a) Senior Unsecured
04/15/20	8.500%	219,000	237,068

Integra Telecom Holdings, Inc. Senior Secured(c)
04/15/16	10.750%	65,000	64,025

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	208,000	231,400

Level 3 Communications, Inc.(c)(h) Senior Unsecured
06/01/19	8.875%	52,000	52,910

Level 3 Financing, Inc.
04/01/19	9.375%	270,000	295,650
07/01/19	8.125%	355,000	373,637

PAETEC Holding Corp.
12/01/18	9.875%	483,000	544,582
Senior Secured
06/30/17	8.875%	40,000	43,300

Verizon Communications, Inc. Senior Unsecured
04/15/18	6.100%	500,000	622,187

Windstream Corp.
04/01/23	7.500%	160,000	166,400

Zayo Group LLC/Inc.(c)
07/01/20	10.125%	147,000	156,923
Senior Secured
01/01/20	8.125%	151,000	159,683

tw telecom holdings, inc.
03/01/18	8.000%	160,000	178,800

Total			4,570,969

Total Corporate Bonds & Notes
(Cost: $83,533,669)			87,578,180

Convertible Bonds 2.3%
Consumer Discretionary 0.3%
Coinstar, Inc. Senior Unsecured
09/01/14	4.000%	80,000	109,100

Ford Motor Co. Senior Unsecured
11/15/16	4.250%	160,000	216,320

Home Inns & Hotels Management, Inc. Senior Unsecured(c)
12/15/15	2.000%	190,000	152,950

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Iconix Brand Group, Inc. Senior Subordinated Notes(c)
06/01/16	2.500%	230,000	222,548

Lennar Corp.(c)
11/15/21	3.250%	330,000	480,975

Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	300,000	263,625

MGM Resorts International
04/15/15	4.250%	520,000	514,800

TRW Automotive, Inc.
12/01/15	3.500%	120,000	182,760

priceline.com, Inc. Senior Unsecured(a)(c)
03/15/18	1.000%	520,000	553,805

Total			2,696,883

Consumer Staples —%
Vector Group Ltd. Senior Unsecured(i)
06/15/26	3.875%	193,000	206,751

Total			206,751

Energy 0.1%
Chesapeake Energy Corp.
11/15/35	2.750%	120,000	110,400

Endeavour International Corp.
07/15/16	5.500%	150,000	135,480

Hornbeck Offshore Services, Inc.(a)(i)
11/15/26	1.625%	280,000	303,408

James River Coal Co. Senior Unsecured
12/01/15	4.500%	300,000	84,934

Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	150,000	150,525

Stone Energy Corp.(c)
03/01/17	1.750%	220,000	209,825

Total			994,572

Financials 0.2%
Ares Capital Corp. Senior Unsecured(c)
03/15/17	4.875%	300,000	298,537

Boston Properties LP Senior Unsecured
05/15/36	3.750%	250,000	289,688

DFC Global Corp. Senior Unsecured(c)
04/15/17	3.250%	400,000	445,860

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Forest City Enterprises, Inc. Senior Unsecured
08/15/18	4.250%	300,000	296,625

Knight Capital Group, Inc. Senior Subordinated Notes
03/15/15	3.500%	230,000	209,806

SL Green Operating Partnership LP(a)(c)
10/15/17	3.000%	250,000	285,313

Total			1,825,829

Health Care 0.6%
Akorn, Inc.
06/01/16	3.500%	80,000	136,500

Alere, Inc. Senior Subordinated Notes(a)
05/15/16	3.000%	155,000	140,663

Corsicanto Ltd.(c)
01/15/32	3.500%	90,000	142,200

Dendreon Corp. Senior Unsecured
01/15/16	2.875%	770,000	517,927

Endo Health Solutions, Inc. Senior Subordinated Notes
04/15/15	1.750%	235,000	277,006

Gilead Sciences, Inc. Senior Unsecured
05/01/16	1.625%	460,000	628,112

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	120,000	143,400

Hologic, Inc. Senior Unsecured(i)
03/01/42	2.000%	300,000	287,139

Insulet Corp. Senior Unsecured
06/15/16	3.750%	200,000	214,286

Integra LifeSciences Holdings Corp.
12/15/16	1.625%	170,000	168,300

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	250,000	186,875

Medicis Pharmaceutical Corp. Senior Unsecured
06/01/17	1.375%	150,000	149,812

Medivation, Inc. Senior Unsecured
04/01/17	2.625%	180,000	227,025

Molina Healthcare, Inc. Senior Unsecured
10/01/14	3.750%	150,000	166,875

Mylan, Inc.
09/15/15	3.750%	80,000	146,000

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	290,000	271,556

Omnicare, Inc.
04/01/42	3.750%	200,000	185,760
12/15/25	3.750%	90,000	120,038

Onyx Pharmaceuticals, Inc. Senior Unsecured
08/15/16	4.000%	60,000	122,700

Regeneron Pharmaceuticals, Inc. Senior Unsecured(c)
10/01/16	1.875%	85,000	146,625

Salix Pharmaceuticals Ltd. Senior Notes(c)
03/15/19	1.500%	260,000	262,337

Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	100,000	120,375

Volcano Corp. Senior Unsecured
09/01/15	2.875%	120,000	139,277

Total			4,900,788

Industrials 0.3%
Air Lease Corp. Senior Unsecured(a)(c)
12/01/18	3.875%	250,000	250,232

Altra Holdings, Inc.
03/01/31	2.750%	160,000	150,400

Avis Budget Group, Inc. Senior Notes
10/01/14	3.500%	230,000	276,287

Continental Airlines, Inc. Senior Unsecured
01/15/15	4.500%	120,000	148,350

Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	160,000	188,400

DryShips, Inc. Senior Unsecured
12/01/14	5.000%	370,000	287,212

General Cable Corp. Subordinated Notes(i)
11/15/29	4.500%	150,000	150,562

Greenbrier Companies, Inc. Senior Unsecured(a)
04/01/18	3.500%	240,000	213,900

JetBlue Airways Corp. Senior Unsecured
10/15/38	5.500%	80,000	106,600

MasTec, Inc.
06/15/14	4.000%	100,000	122,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	150,000	132,563

U.S. Airways Group, Inc. Senior Unsecured
05/15/14	7.250%	25,000	65,063

WESCO International, Inc.(a)
09/15/29	6.000%	50,000	104,813

Wabash National Corp.
05/01/18	3.375%	140,000	135,570

Total			2,332,077

Information Technology 0.6%
Ciena Corp. Senior Unsecured(c)
10/15/18	3.750%	250,000	281,230

Concur Technologies, Inc. Senior Unsecured(c)
04/15/15	2.500%	100,000	142,875

DST Systems, Inc. Senior Unsecured(i)
08/15/23	0.000%	190,000	232,750

DealerTrack Holdings, Inc.(c)
03/15/17	1.500%	130,000	137,638

EMC Corp. Senior Unsecured
12/01/13	1.750%	400,000	664,000

Equinix, Inc. Subordinated Notes
10/15/14	3.000%	120,000	206,550

Intel Corp.
08/01/39	3.250%	450,000	594,562

InterDigital, Inc. Senior Unsecured
03/15/16	2.500%	280,000	279,555

Ixia Senior Notes
12/15/15	3.000%	190,000	219,450

Mentor Graphics Corp.
04/01/31	4.000%	400,000	439,000

Micron Technology, Inc. Senior Unsecured(c)
05/01/32	3.125%	350,000	328,575

Novellus Systems, Inc. Senior Unsecured
05/15/41	2.625%	160,000	186,528

Nuance Communications, Inc. Senior Unsecured(a)(c)
11/01/31	2.750%	260,000	274,888

ON Semiconductor Corp.
12/15/26	2.625%	170,000	183,175

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Powerwave Technologies, Inc. Subordinated Notes
10/01/27	3.875%	100,000	13,500

Salesforce.com, Inc. Senior Unsecured
01/15/15	0.750%	120,000	189,300

TIBCO Software, Inc. Senior Unsecured(c)
05/01/32	2.250%	270,000	267,132

TTM Technologies, Inc. Senior Unsecured
05/15/15	3.250%	200,000	207,000

Take-Two Interactive Software, Inc. Senior Unsecured(c)
12/01/16	1.750%	190,000	168,520

TiVo, Inc. Senior Unsecured(c)
03/15/16	4.000%	190,000	211,375

WebMD Health Corp. Senior Unsecured
01/31/18	2.500%	250,000	202,812

Total			5,430,415

Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/16	3.250%	130,000	113,263
03/15/18	3.750%	100,000	86,250

Horsehead Holding Corp. Senior Notes(c)
07/01/17	3.800%	130,000	120,958

Jaguar Mining, Inc. Senior Unsecured
03/31/16	5.500%	200,000	94,250

Molycorp, Inc. Senior Unsecured
06/15/16	3.250%	280,000	222,908

Royal Gold, Inc. Senior Unsecured(c)
06/15/19	2.875%	140,000	145,090

ShengdaTech, Inc. Senior Notes(c)(e)(f)(j)
12/15/15	6.500%	180,000	26,825

Sterlite Industries India Ltd. Senior Unsecured
10/30/14	4.000%	300,000	279,000

United States Steel Corp. Senior Unsecured
05/15/14	4.000%	250,000	256,250

Total			1,344,794

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Telecommunication Services —%
Leap Wireless International, Inc. Senior Unsecured
07/15/14	4.500%	150,000	141,000

Total Convertible Bonds (Cost: $19,686,027)			19,873,109

Residential Mortgage-Backed Securities — Agency(k) 5.2%
Federal Home Loan Mortgage Corp.(h)(l)
08/01/42	4.000%	2,000,000	2,138,438
08/01/42	6.000%	1,000,000	1,098,594
08/01/27	2.500%	750,000	779,180
07/01/42	3.500%	1,000,000	1,069,424

Federal Home Loan Mortgage Corp.(i)(l)(m) CMO IO Series 2957 Class SW
04/15/35	5.751%	518,470	86,950
CMO IO Series 3122 Class IS
03/15/36	6.451%	1,132,976	180,686
CMO IO Series 3280 Class SI
02/15/37	6.191%	855,477	124,263
CMO IO Series 3708 Class SA
05/15/40	6.201%	820,796	112,400
CMO IO Series 3761 Class KS
06/15/40	5.751%	564,471	88,910
CMO IO Series 4073 Class AS(f)
08/15/38	5.804%	500,000	111,550

Federal Home Loan Mortgage Corp.(l)
09/01/20	4.500%	218,857	233,792
12/01/30	5.500%	361,263	396,510

Federal Home Loan Mortgage Corp.(l)(m)
CMO IO Series 3907 Class AI
05/15/40	5.000%	703,380	156,143
CMO IO Series 4051 Class CI
05/15/27	3.000%	3,986	450

Federal National Mortgage Association(h)(l)
06/01/42 - 08/01/42	3.500%	2,500,000	2,654,844
08/01/27 - 09/01/27	2.500%	8,250,000	8,579,531
09/01/27 - 08/01/42	3.000%	5,000,000	5,228,555
06/01/42 - 08/01/42	4.000%	2,000,000	2,145,323
08/01/42	4.500%	4,000,000	4,325,625
07/01/35	5.000%	901,144	989,139

Federal National Mortgage Association(i)(l)(m)
CMO IO Series 2005-7 Class SC
02/25/35	6.454%	1,295,949	150,444
CMO IO Series 2007-102 Class ST
11/25/37	6.194%	670,466	141,205
CMO IO Series 2007-54 Class DI
06/25/37	5.854%	1,051,811	182,435
CMO IO Series 2008-7 Class SA
02/25/38	7.304%	252,829	52,502
CMO IO Series 2010-135 Class MS
12/25/40	5.704%	320,607	69,768
CMO IO Series 2010-149 Class SJ
01/25/41	6.254%	566,334	110,087

Residential Mortgage-Backed Securities —Agency(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2010-3 Class DI
04/25/34	1.759%	1,608,620	85,090
CMO IO Series 2011-51 Class CI
06/25/41	5.754%	1,658,330	408,099
CMO IO Series 2012-74 Class AS
03/25/39	5.804%	498,268	109,486
CMO IO Series 2012-87 Class NS
02/25/39	5.800%	500,000	121,095
CMO IO Series 2012-87 SQ
08/25/42	6.050%	220,000	66,275

Federal National Mortgage Association(l)
08/01/32	6.500%	925,836	1,061,766
08/01/32	7.000%	44,118	52,488
12/01/28 - 10/01/34	6.000%	889,014	998,178
10/01/33 - 02/01/41	5.000%	2,189,926	2,433,555
10/01/27 - 04/01/41	5.500%	4,229,948	4,687,751
06/01/42	3.500%	996,552	1,076,043

Federal National Mortgage Association(l)(m) CMO IO Series 2009-7 Class LI
02/25/39	7.000%	385,379	70,079

Government National Mortgage Association(h)(l)
08/01/42	4.000%	1,000,000	1,097,812

Government National Mortgage Association(i)(l)(m)
CMO IO Series 2002-66 Class SA
12/16/25	7.401%	12,837	2,651
CMO IO Series 2004-32 Class HS
05/16/34	6.351%	547,845	110,895
CMO IO Series 2010-108 Class PI
02/20/38	5.853%	702,340	98,759

Government National Mortgage Association(l)
01/15/39	5.000%	1,175,654	1,305,573

Government National Mortgage Association(l)(m) CMO IO Series 2007-17 Class CI
04/16/37	7.500%	200,403	43,519

Total Residential Mortgage-Backed Securities — Agency
(Cost: $44,240,530)			45,035,862

Residential Mortgage-Backed Securities — Non-Agency 0.5%
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(c)(l)
08/27/37	6.000%	378,545	398,060

Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-7 Class 3A4(c)(i)(l)
12/25/35	6.947%	175,000	186,378

Citigroup Mortgage Loan Trust, Inc CMO Series 2012-7 Class 12A1(c)(i)(l)
03/25/36	2.616%	300,000	302,062

Countrywide Alternative Loan Trust CMO Series 2005-14 Class 2A2(i)(l)
05/25/35	0.496%	426,317	146,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vericrest Opportunity Loan Transferee CMO Series 2012-1A Class A1(c)(i)(l)
03/25/49	4.213%	3,059,166	3,076,447

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $4,359,333)			4,109,589

Commercial Mortgage-Backed Securities — Agency —%
Federal National Mortgage Association(l)
09/01/13	5.720%	155,701	161,323

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $156,485)			161,323

Commercial Mortgage-Backed Securities — Non-Agency 0.3%
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A4(i)(l)
07/10/37	5.234%	118,163	121,062

GS Mortgage Securities Corp. II Series 2007-GG10 Class F(i)(l)
08/10/45	5.790%	625,000	63,954

General Electric Capital Assurance Co. Series 2003-1 Class A4(c)(i)(l)
05/12/35	5.254%	153,921	163,977

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(l)
03/10/39	5.444%	2,000,000	2,260,826

JPMorgan Chase Commercial Mortgage Securities Corp.(i)(l) Series 2005-LDP5 Class ASB
12/15/44	5.185%	107,505	112,412

JPMorgan Chase Commercial Mortgage Securities Corp.(l) Series 2003-LN1 Class A1
10/15/37	4.134%	46,852	47,454
Series 2003-ML1A Class A1
03/12/39	3.972%	11	11

LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3(l)
03/15/29	3.973%	87,639	88,874

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $3,311,355)			2,858,570

Asset-Backed Securities — Non-Agency 0.1%
American Credit Acceptance Receivables Trust Series 2012-2 Class A(c)
07/15/16	1.890%	250,000	249,936

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

HSBC Home Equity Loan Trust Series 2007-2 Class M1(i)
07/20/36	0.557%		490,000	345,091

Total Asset-Backed Securities — Non-Agency (Cost: $607,096)				595,027

Inflation-Indexed Bonds(g) 0.8%
U.S. Treasury Inflation-Indexed Bond
01/15/29	2.500%		321,120	460,331
01/15/19	2.125%		658,296	797,258
02/15/41	2.125%		41,977	63,208
01/15/21	1.125%		189,103	220,836
01/15/26	2.000%		312,630	409,179
02/15/40	2.125%		191,389	285,977
04/15/16	0.125%		104,116	109,379
02/15/42	0.750%		30,512	34,076

U.S. Treasury Inflation-Indexed Bond(a)
01/15/14	2.000%		110,695	115,451
01/15/15	1.625%		517,535	553,601
07/15/15	1.875%		531,680	583,186
01/15/17	2.375%		284,898	331,461

U.S. Treasury Inflation-Indexed Bond(n)
07/15/20	1.250%		157,013	184,957

Uruguay Government International Bond
04/05/27	4.250%	UYU	10,373,453	542,106
Senior Unsecured
12/15/28	4.375%	UYU	44,361,014	2,372,711

Total Inflation-Indexed Bonds (Cost: $6,611,784)				7,063,717

U.S. Treasury Obligations 0.8%
U.S. Treasury
08/15/41	3.750%		1,431,000	1,787,184
11/15/40	4.250%		54,000	73,077
11/15/20	2.625%		672,000	747,180

U.S. Treasury(a)
01/31/14	0.250%		400,000	400,219
08/15/20	2.625%		352,000	391,435

U.S. Treasury(a)(n)
06/30/15	1.875%		350,000	366,133

U.S. Treasury(h)
07/31/17	0.500%		1,200,000	1,194,281

U.S. Treasury(n)
01/31/17	0.875%		2,034,000	2,065,145

Total U.S. Treasury Obligations (Cost: $6,593,621)				7,024,654

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

U.S. Government & Agency Obligations 0.7%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Federal Home Loan Mortgage Corp.
01/13/22	2.375%		3,382,000	3,541,268

Federal National Mortgage Association
10/15/15	4.375%		1,914,000	2,153,114
03/15/16	2.250%		610,000	646,536
11/15/16	1.375%		150,000	154,473

Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%		45,000	55,072

Total U.S. Government & Agency Obligations (Cost: $6,167,375)				6,550,463

Foreign Government Obligations(g) 7.8%
Argentina 0.2%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		515,000	440,325

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		1,325,000	990,437

Provincia de Buenos Aires Senior Unsecured(c)
01/26/21	10.875%		120,000	73,200

Total				1,503,962

Australia 0.2%
Treasury Corp. of Victoria
11/15/18	5.500%	AUD	1,000,000	1,158,618

Local Government Guaranteed
06/15/20	6.000%	AUD	140,000	168,942
11/15/16	5.750%	AUD	100,000	114,757

Total				1,442,317

Brazil 0.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(a)(c)
06/10/19	6.500%		400,000	486,480

Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	1,826,000	929,563

Centrais Eletricas Brasileiras SA Senior Unsecured(c)
10/27/21	5.750%		300,000	336,750

Petrobras International Finance Co.
01/20/40	6.875%		100,000	126,598
01/27/21	5.375%		300,000	333,887
01/20/20	5.750%		810,000	915,168

Total				3,128,446

Canada 0.3%
Bank of Montreal(c)
01/30/17	1.950%		750,000	779,925

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Canadian Government Bond
06/01/18	4.250%	CAD	1,160,000	1,340,503
06/01/20	3.500%	CAD	170,000	193,992

Total				2,314,420

Colombia 0.4%
Colombia Government International Bond Senior Unsecured
09/18/37	7.375%		250,000	390,625
01/18/41	6.125%		300,000	411,727
06/28/27	9.850%	COP	100,000,000	86,664

Empresa de Energia de Bogota SA Senior Unsecured(c)
11/10/21	6.125%		1,500,000	1,596,759

Empresas Publicas de Medellin ESP Senior Unsecured(c)
02/01/21	8.375%	COP	1,750,000,000	1,095,740

Total				3,581,515

Dominican Republic 0.1%
Dominican Republic International Bond Senior Unsecured(c)
05/06/21	7.500%		1,100,000	1,189,965

El Salvador —%
El Salvador Government International Bond Senior Unsecured(c)
06/15/35	7.650%		300,000	324,000

France 0.2%
France Government Bond OAT
04/25/17	3.750%	EUR	310,000	433,069
10/25/15	3.000%	EUR	210,000	280,192
04/25/29	5.500%	EUR	150,000	252,607

France Government Bond OAT(a)
10/25/21	3.250%	EUR	400,000	543,428

Total				1,509,296

Germany 0.5%
Bundesrepublik Deutschland
01/04/18	4.000%	EUR	2,000,000	2,929,213
07/04/28	4.750%	EUR	510,000	877,125
01/04/19	3.750%	EUR	620,000	911,519

Total				4,717,857

Hungary —%
Hungary Government International Bond Senior Unsecured(a)
03/29/21	6.375%		300,000	306,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Indonesia 0.8%
Indonesia Government International Bond(a)(c) Senior Unsecured
05/05/21	4.875%		900,000	1,021,369

Indonesia Government International Bond(c) Senior Unsecured
10/12/35	8.500%		500,000	778,750
01/17/38	7.750%		1,000,000	1,475,000

Indonesia Treasury Bond Senior Unsecured
07/15/17	10.000%	IDR	4,426,000,000	559,290
11/15/20	11.000%	IDR	1,300,000,000	184,357
09/15/19	11.500%	IDR	6,200,000,000	876,565

Majapahit Holding BV(a)(c)
08/07/19	8.000%		200,000	245,500

Majapahit Holding BV(c)
01/20/20	7.750%		200,000	244,647

PT Pertamina Persero(c) Senior Unsecured
05/03/22	4.875%		250,000	262,500
05/03/42	6.000%		200,000	214,750

PT Perusahaan Listrik Negara Senior Unsecured(a)(c)
11/22/21	5.500%		500,000	540,695

Perusahaan Penerbit SBSN Senior Unsecured(c)
04/23/14	8.800%		150,000	166,476

Total				6,569,899

Japan 0.3%
Japan Government 10-Year Bond Senior Unsecured
12/20/18	1.400%	JPY	35,000,000	477,273

Japan Government 20-Year Bond Senior Unsecured
12/20/27	2.100%	JPY	30,000,000	424,013
09/21/20	2.200%	JPY	64,000,000	925,035
09/20/26	2.200%	JPY	35,000,000	504,899

Total				2,331,220

Kazakhstan 0.1%
KazMunayGas National Co.(c) Senior Unsecured
01/23/15	11.750%		400,000	481,360
05/05/20	7.000%		100,000	116,468
04/09/21	6.375%		400,000	457,560

Total				1,055,388

Latvia —%
Republic of Latvia Senior Unsecured(c)
06/16/21	5.250%		200,000	206,221

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Lithuania 0.1%
Lithuania Government International Bond(a)(c) Senior Unsecured
03/09/21	6.125%		250,000	287,237

Lithuania Government International Bond(c) Senior Unsecured
02/01/22	6.625%		370,000	438,798

Total				726,035

Mexico 0.7%
Mexican Bonos
06/03/27	7.500%	MXN	2,000,000	1,767,326
06/09/22	6.500%	MXN	1,150,000	950,742
06/16/16	6.250%	MXN	420,000	332,358
12/15/16	7.250%	MXN	100,000	82,212
12/13/18	8.500%	MXN	370,000	331,517
12/14/17	7.750%	MXN	570,000	485,997

Pemex Project Funding Master Trust
06/15/35	6.625%		675,000	865,654
01/21/21	5.500%		725,000	844,625

Pemex Project Funding Master Trust(c)
01/24/22	4.875%		500,000	563,750

Petroleos Mexicanos(c)
06/02/41	6.500%		200,000	253,000

Total				6,477,181

Norway 0.2%
Norway Government Bond
05/15/13	6.500%	NOK	1,870,000	322,445
05/19/17	4.250%	NOK	5,850,000	1,100,441

Total				1,422,886

Peru 0.2%
Corporacion Financiera de Desarrollo SA Senior Unsecured(c)
02/08/22	4.750%		200,000	218,212

Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(c)(o)
05/31/18	0.000%		161,377	145,239

Peruvian Government International Bond Senior Unsecured
11/18/50	5.625%		100,000	131,750
07/21/25	7.350%		450,000	657,000

Peruvian Government International Bond(a) Senior Unsecured
03/14/37	6.550%		325,000	475,800

Peruvian Government International Bond(c) Senior Unsecured
08/12/31	6.950%	PEN	540,000	243,309
08/12/26	8.200%	PEN	250,000	124,058

Total				1,995,368

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Philippines 0.2%
Philippine Government International Bond Senior Unsecured
01/14/36	6.250%	PHP	10,000,000	271,362
06/17/19	8.375%		230,000	315,387
01/20/20	6.500%		300,000	381,000

Power Sector Assets & Liabilities Management Corp.(c) Government Guaranteed
12/02/24	7.390%		300,000	407,065
05/27/19	7.250%		400,000	512,000

Total				1,886,814

Poland 0.3%
Poland Government Bond
10/25/19	5.500%	PLN	2,250,000	711,196
10/25/17	5.250%	PLN	2,200,000	683,210

Poland Government International Bond Senior Unsecured
03/23/22	5.000%		600,000	687,000
04/21/21	5.125%		300,000	344,250

Total				2,425,656

Qatar 0.1%
Qatar Government International Bond Senior Unsecured(c)
01/20/22	4.500%		500,000	566,250

Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(c)
11/03/21	5.500%		700,000	738,500

Republic of the Congo —%
Republic of Congo Senior Unsecured(i)
06/30/29	3.000%		100,000	78,250

Romania —%
Romanian Government International Bond Senior Unsecured(c)
02/07/22	6.750%		400,000	420,318

Russian Federation 0.8%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(c)
08/07/18	8.700%		300,000	380,325

Gazprom OAO Via Gaz Capital SA(c) Senior Unsecured
03/07/22	6.510%		2,100,000	2,437,134
04/11/18	8.146%		180,000	218,491
11/22/16	6.212%		100,000	110,375
08/16/37	7.288%		100,000	125,500

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(c)
12/27/17	5.298%		400,000	419,301

Russian Foreign Bond — Eurobond(a)(c)(i) Senior Unsecured
03/31/30	7.500%		1,049,720	1,303,017

Russian Foreign Bond — Eurobond(c) Senior Unsecured
03/10/18	7.850%	RUB	5,000,000	165,798
04/04/42	5.625%		200,000	236,750
04/29/20	5.000%		300,000	339,750

Sberbank of Russia Via SB Capital SA Senior Unsecured(c)
02/07/22	6.125%		600,000	650,124

Vnesheconombank Via VEB Finance PLC Senior Unsecured(c)
11/22/25	6.800%		200,000	224,500

Total				6,611,065

South Africa 0.1%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		200,000	225,500
03/08/41	6.250%		100,000	134,250

Transnet SOC Ltd. Senior Unsecured(a)(c)
07/26/22	4.000%		200,000	200,810

Total				560,560

South Korea 0.1%
Export-Import Bank of Korea Senior Unsecured
04/11/22	5.000%		300,000	340,919
09/15/21	4.375%		200,000	216,966

Total				557,885

Sweden 0.1%
Sweden Government Bond(a)
05/05/14	6.750%	SEK	2,600,000	420,471
08/12/17	3.750%		SEK 4,800,000	797,122

Total				1,217,593

Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(c)
08/14/19	9.750%		500,000	623,143

Turkey 0.4%
Turkey Government International Bond Senior Unsecured
09/26/22	6.250%		1,200,000	1,432,500
06/05/20	7.000%		530,000	651,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

03/17/36	6.875%		410,000	523,262
03/30/21	5.625%		750,000	849,375

Total				3,457,037

Ukraine —%
Ukraine Government International Bond Senior Unsecured(c)
02/23/21	7.950%		245,000	227,144

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(c)
12/13/21	5.875%		400,000	467,151

Dolphin Energy Ltd. Senior Secured(c)
12/15/21	5.500%		400,000	443,501

Total				910,652

United Kingdom 0.2%
United Kingdom Gilt
09/07/21	3.750%	GBP	35,000	65,927
03/07/18	5.000%	GBP	300,000	582,525
03/07/19	4.500%	GBP	550,000	1,064,992

Total				1,713,444

Uruguay —%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		100,000	154,000

Venezuela 0.5%
Petroleos de Venezuela SA
02/17/22	12.750%		332,200	321,404
11/17/21	9.000%		300,000	223,500
11/02/17	8.500%		627,000	525,112
04/12/17	5.250%		1,100,000	798,930
Senior Unsecured
10/28/15	5.000%		500,000	397,500

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%		2,855,000	2,226,900

Total				4,493,346

Total Foreign Government Obligations (Cost: $62,729,408)				67,443,985

Senior Loans 0.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(i)(p)
03/18/19	7.500%	450,000	452,534

Total Senior Loans (Cost: $455,239)			452,534

Warrants —%
Issuer			Shares	Value ($)

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(b)			175	3,675

Total Energy				3,675

Total Warrants
(Cost: $7,081)				3,675

Options Purchased Calls —%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
Citigroup, Inc	3,000	32.00	Aug. 2012	10,500

Total Options Purchased Calls
(Cost: $171,074)				10,500

Options Purchased Puts —%
Put - OTC 2-Year Interest Rate Swap, 11/28/14(q)

	1	2.10	Nov. 2014	24,725

Total Options Purchased Puts
(Cost: $104,800)				24,725

Money Market Funds 7.8%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.153%(r)(s)			67,557,296	67,557,296

Total Money Market Funds
(Cost: $67,557,296)				67,557,296

Investments of Cash Collateral Received for Securities on Loan 7.1%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.6%
Natixis Financial Products LLC
08/01/12	0.500%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 6.5%
Citigroup Global Markets, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$2,000,011(t)	0.190%	2,000,000	2,000,000

Mizuho Securities USA, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$5,000,029(t)	0.210%	5,000,000	5,000,000

Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price
$23,000,128(t)	0.200%	23,000,000	23,000,000

Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price
$15,000,083(t)	0.200%	15,000,000	15,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Pershing LLC dated 07/31/12, matures 08/01/12, repurchase price
$5,000,044(t)	0.320%	5,000,000	5,000,000

Societe Generale dated 07/31/12, matures 08/01/12, repurchase price
$6,362,880(t)	0.190%	6,362,846	6,362,846

Total			56,362,846

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $61,362,846)			61,362,846

Total Investments
(Cost: $889,791,379)			948,348,846

Other Assets & Liabilities, Net			(80,468,258)

Net Assets			867,880,588

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Oat	(70)	(11,563,543)	Sept. 2012	—	(127,896)

E-Mini S&P 400	3	281,580	Sept. 2012	2,954	—

E-Mini S&P 500 Index	(1,924)	(132,236,520)	Sept. 2012	—	(3,917,921)

Euro-Bund, 10-year	60	10,672,733	Sept. 2012	42,680	—

Russell 2000 Mini Index	3	235,380	Sept. 2012	—	(5,389)

S&P 500 Index	2	687,300	Sept. 2012	1,143	—

U.S. Treasury Long Bond, 20-year	101	15,254,156	Sept. 2012	217,193	—

U.S. Treasury Note, 2-year	106	23,384,594	Oct. 2012	34,907	—

U.S. Treasury Note, 5-year	241	30,072,281	Oct. 2012	207,134	—

U.S. Treasury Note, 10-year	63	8,483,344	Sept. 2012	113,996	—

U.S. Treasury Ultra Bond, 30-year	2	345,000	Sept. 2012	16,325	—

Total				636,332	(4,051,206)

Credit Default Swap Contracts Outstanding at July 31, 2012

Sell Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	CDX North America High Yield 18-V1	June 20, 2017	5.00	20,600,000	(662,766)	432,924	120,167	—	(109,676)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Forward Foreign Currency Exchange Contracts Open at July 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	Aug. 9, 2012	545,037	(USD)	22,897,000	(PHP)	3,376	—

State Street Bank & Trust Company	Aug. 21, 2012	935,000	(EUR)	1,147,180	(USD)	—	(3,510)

J.P. Morgan Securities, Inc.	Aug. 21, 2012	1,435,000	(PLN)	421,130	(USD)	—	(7,327)

Goldman, Sachs & Co.	Aug. 29, 2012	4,784,000	(EUR)	5,799,021	(USD)	—	(89,148)

State Street Bank & Trust Company	Aug. 29, 2012	2,509,000	(GBP)	3,891,283	(USD)	—	(42,386)

Deutsche Bank	Aug. 29, 2012	764,212,000	(JPY)	9,751,651	(USD)	—	(33,155)

Morgan Stanley	Aug. 29, 2012	3,898,209	(USD)	3,724,000	(AUD)	4,687	—

State Street Bank & Trust Company	Aug. 29, 2012	26,679	(USD)	17,000	(GBP)	—	(26)

J.P. Morgan Securities, Inc.	Aug. 29, 2012	9,694,378	(USD)	59,158,000	(NOK)	109,582	—

HSBC Securities (USA), Inc.	Aug. 29, 2012	5,704,615	(USD)	7,251,000	(NZD)	156,121	—

Standard Chartered Bank	Aug. 30, 2012	553,710	(USD)	1,750,000	(MYR)	4,212	—

Total						277,978	(175,552)

Notes to Portfolio of Investments

(a)	At July 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $62,936,495 or 7.25% of net assets.

(d)	At July 31, 2012, investments in securities included securities valued at $1,657,306 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $52,560, representing less than 0.01% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/09 thru 05/14/09	—

China High Precision Automation Group Ltd.	03/01/11 thru 04/11/11	87,999

ShengdatechTech, Inc.

Senior Notes

6.50% 112/15/15	12/10/10	180,000

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2012, the value of these securities amounted to $164,110, which represents 0.02% of net assets.

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2012, the value of these securities amounted to $26,825, which represents less than 0.01% of net assets.

(k)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association
08/01/42 5.500%	2,000,000	08/13/12	2,183,750	2,194,062

(l)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(m)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(n)	At July 31, 2012, investments in securities included securities valued at $1,563,287 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(o)	Zero coupon bond.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(p)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q)	Purchased swaptions outstanding at July 31, 2012.

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.10	11/28/14	8,000,000	104,800	24,725

(r)	The rate shown is the seven-day current annualized yield at July 31, 2012.

(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	64,696,895	522,762,464	(519,902,063)	—	67,557,296	71,387	67,557,296

(t)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.190%)
Fannie Mae Pool	206,000

Fannie Mae REMICS	632,631

Fannie Mae-Aces	48,056

Freddie Mac Gold Pool	103,997

Freddie Mac Non Gold Pool	17,387

Freddie Mac REMICS	508,475

Ginnie Mae I Pool	24,749

Ginnie Mae II Pool	101,984

Government National Mortgage Association	396,721

Total market value of collateral securities	2,040,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	2,307,935

Freddie Mac Gold Pool	33,071

Freddie Mac Non Gold Pool	218,874

Freddie Mac REMICS	399,298

Ginnie Mae I Pool	124,707

Ginnie Mae II Pool	2,016,115

Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	37

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Ginnie Mae	157,234

Fannie Mae Pool	3,509,257

Fannie Mae REMICS	7,305,682

Federal National Mortgage Association	795,916

Freddie Mac Gold Pool	257,814

Freddie Mac Non Gold Pool	737,260

Freddie Mac REMICS	5,212,628

Government National Mortgage Association	5,484,339

Total market value of collateral securities	23,460,130

Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	10,349,516

Ginnie Mae II Pool	4,950,484

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae Pool	982,617

Fannie Mae REMICS	641,082

Federal Farm Credit Banks	234,915

Federal Home Loan Banks	76,195

Freddie Mac Gold Pool	541,569

Freddie Mac Non Gold Pool	396,527

Freddie Mac REMICS	325,942

Ginnie Mae I Pool	290,287

Ginnie Mae II Pool	1,140,334

Government National Mortgage Association	235,283

United States Treasury Note/Bond	235,249

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	4,995,415

Freddie Mac Gold Pool	1,494,688

Total market value of collateral securities	6,490,103

Abbreviation Legend

ADR	American Depositary Receipt

ADS	American Depositary Share

CMO	Collateralized Mortgage Obligation

CP	Commercial Paper

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipt

PIK	Payment-in-Kind

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysia Ringgits

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peru Nuevos Soles

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Rouble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	US Dollar

UYU	Uruguay Pesos

ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	39

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	50,906,710	11,183,522	—	62,090,232

Consumer Staples	38,701,106	11,363,176	—	50,064,282

Energy	39,058,142	10,912,253	—	49,970,395

Financials	69,358,751	19,483,717	1	88,842,469

Health Care	53,415,608	4,529,670	—	57,945,278

Industrials	48,111,830	11,664,788	—	59,776,618

Information Technology	76,907,025	9,248,284	25,734	86,181,043

Materials	20,637,555	6,339,746	—	26,977,301

Telecommunication Services	11,819,319	7,443,006	—	19,262,325

Utilities	17,352,849	607,298	—	17,960,147

Preferred Stocks

Consumer Staples	—	2,541,408	—	2,541,408

Energy	901,823	—	—	901,823

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2012

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Convertible Preferred Stocks

Consumer Discretionary	366,512	—	—	366,512

Consumer Staples	319,391	—	—	319,391

Energy	947,622	—	—	947,622

Financials	2,530,534	61,966	—	2,592,500

Industrials	525,126	410,124	—	935,250

Information Technology	136,574	—	—	136,574

Utilities	587,451	—	—	587,451

Warrants

Energy	—	3,675	—	3,675

Total Equity Securities	432,583,928	95,792,633	25,735	528,402,296

Bonds

Corporate Bonds & Notes	—	87,578,180	—	87,578,180

Convertible Bonds

Materials	—	1,317,969	26,825	1,344,794

All Other Industries	—	18,528,315	—	18,528,315

Residential Mortgage-Backed Securities — Agency	—	45,035,862	—	45,035,862

Residential Mortgage-Backed Securities — Non-Agency	—	3,807,527	302,062	4,109,589

Commercial Mortgage-Backed Securities — Agency	—	161,323	—	161,323

Commercial Mortgage-Backed Securities — Non-Agency	—	2,858,570	—	2,858,570

Asset-Backed Securities — Non-Agency	—	595,027	—	595,027

Inflation-Indexed Bonds	—	7,063,717	—	7,063,717

U.S. Treasury Obligations	7,024,654	—	—	7,024,654

U.S. Government & Agency Obligations	—	6,550,463	—	6,550,463

Foreign Government Obligations	—	67,298,746	145,239	67,443,985

Total Bonds	7,024,654	240,795,699	474,126	248,294,479

Other

Mutual Fund	42,244,170	—	—	42,244,170

Senior Loans	—	452,534	—	452,534

Options Purchased Calls	10,500	—	—	10,500

Options Purchased Puts	—	24,725	—	24,725

Money Market Funds	67,557,296	—	—	67,557,296

Investments of Cash Collateral Received for Securities on Loan	—	61,362,846	—	61,362,846

Total Other	109,811,966	61,840,105	—	171,652,071

Investments in Securities	549,420,548	398,428,437	499,861	948,348,846

Forward Sale Commitments Liability	—	(2,194,062)	—	(2,194,062)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	41

Columbia Strategic Allocation Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Futures Contracts	636,332	—	—	636,332
Forward Foreign Currency Exchange Contracts	—	277,978	—	277,978
Liabilities
Futures Contracts	(4,051,206)	—	—	(4,051,206)
Forward Foreign Currency Exchange Contracts	—	(175,552)	—	(175,552)
Swap Contracts	—	(109,676)	—	(109,676)

Total	546,005,674	396,227,125	499,861	942,732,660

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Common Stocks ($)	Convertible Bonds ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Other Financial Instruments ($)	Total ($)
Balance as of September 30, 2011	78,960	26,825	114,901	682,520	—	31,487	934,693
Accrued discounts/premiums	—	—	—	23	514	—	537
Realized gain (loss)	84,999	—	—	913	1,613	(39,935)	47,590
Change in unrealized appreciation (depreciation)(a)	34,042	—	—	12	2,714	8,448	45,216
Sales	(603,024)	—	—	(865,531)	(13,448)	—	(1,482,003)
Purchases	350,261	—	—	484,125	153,846	—	988,232
Transfers into Level 3	80,497	—	—	—	—	—	80,497
Transfers out of Level 3	—	—	(114,901)	—	—	—	(114,901)

Balance as of July 31, 2012	25,735	26,825	—	302,062	145,239	—	499,861

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2012 was $ 35,629, which is comprised of Common Stocks of $32,915 and Foreign Government Obligations of $2,714.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities and Foreign Government Obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain Common Stock, and Convertible Bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market date to value these assets as of period end.

Financial assets were transferred from Level 2 to Level 3 due to unavailable market inputs. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2012

Columbia Strategic Allocation Fund

Statement of Assets and Liabilities

July 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $760,871,237)	$819,428,704

Affiliated issuers (identified cost $67,557,296)	67,557,296

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $5,000,000)	5,000,000

Repurchase agreements (identified cost $56,362,846)	56,362,846

Total investments (identified cost $889,791,379)	948,348,846

Cash	14,688

Foreign currency (identified cost $154,865)	159,259

Cash collateral held at broker	720,000

Margin deposits on futures contracts	5,733,304

Unrealized appreciation on forward foreign currency exchange contracts	277,978

Receivable for:

Investments sold	14,408,919

Capital shares sold	96,229

Dividends	582,945

Interest	2,997,453

Reclaims	220,590

Variation margin on futures contracts	393,849

Expense reimbursement due from Investment Manager	2,651

Total assets	973,956,711

Liabilities

Forward sales commitments, at value (proceeds receivable $2,183,750)	2,194,062

Due upon return of securities on loan	61,362,846

Unrealized depreciation on forward foreign currency exchange contracts	175,552

Unrealized depreciation on swap contracts	109,676

Premiums received on outstanding swap contracts	432,924

Payable for:

Investments purchased	8,992,847

Investments purchased on a delayed delivery basis	31,782,868

Capital shares purchased	519,263

Investment management fees	15,215

Distribution fees	7,405

Foreign capital gains taxes deferred	221,099

Transfer agent fees	70,387

Administration fees	1,374

Plan administration fees	2

Compensation of board members	48,204

Other expenses	142,347

Other liabilities	52

Total liabilities	106,076,123

Net assets applicable to outstanding capital stock	$867,880,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	43

Columbia Strategic Allocation Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Represented by

Paid-in capital	$1,147,753,639

Undistributed net investment income	4,284,016

Accumulated net realized loss	(339,054,692)

Unrealized appreciation (depreciation) on:

Investments	58,547,155

Foreign currency translations	(6,307)

Forward foreign currency exchange contracts	102,426

Futures contracts	(3,414,874)

Swap contracts	(109,676)

Foreign capital gains tax	(221,099)

Total — representing net assets applicable to outstanding capital stock	$867,880,588

* Value of securities on loan	$62,650,156

Class A

Net assets	$794,822,451

Shares outstanding	80,379,230

Net asset value per share	$9.89

Maximum offering price per share(a)	$10.49

Class B

Net assets	$40,386,693

Shares outstanding	4,125,386

Net asset value per share	$9.79

Class C

Net assets	$31,648,612

Shares outstanding	3,252,312

Net asset value per share	$9.73

Class R

Net assets	$4,286

Shares outstanding	434

Net asset value per share	$9.88

Class R4

Net assets	$231,986

Shares outstanding	23,407

Net asset value per share	$9.91

Class Z

Net assets	$786,560

Shares outstanding	79,639

Net asset value per share	$9.88

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2012

Columbia Strategic Allocation Fund

Statement of Operations

	Year ended July 31, 2012(a)	Year ended September 30, 2011
Net investment income
Income:
Dividends	$12,196,459	$15,421,400
Interest	9,624,959	15,506,182
Dividends from affiliates	71,387	142,176
Income from securities lending — net	358,793	448,504
Foreign taxes withheld	(417,700)	(584,269)

Total income	21,833,898	30,933,993

Expenses:
Investment management fees	4,748,491	5,489,365
Distribution fees
Class A	1,684,555	2,277,282
Class B	407,534	678,292
Class C	262,884	350,699
Class R	18	21
Transfer agent fees
Class A	1,252,472	1,749,590
Class B	78,731	131,725
Class C	48,868	67,441
Class R	6	8
Class R4	150	215
Class Z	708	244
Administration fees	428,730	737,125
Plan administration fees
Class R4	762	1,078
Compensation of board members	15,986	32,045
Custodian fees	161,574	306,205
Printing and postage fees	176,934	127,429
Registration fees	81,550	110,609
Professional fees	57,480	53,475
Other	17,390	65,037

Total expenses	9,424,823	12,177,885
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(413,206)	—
Expense reductions	—	(60)

Total net expenses	9,011,617	12,177,825

Net investment income	12,822,281	18,756,168

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	25,292,936	54,366,177
Foreign currency translations	(436,749)	(52,822)
Forward foreign currency exchange contracts	1,974,737	(439,141)
Futures contracts	4,763,925	73,391
Options contracts written	—	(249,269)
Swap contracts	1,451,981	670,438

Net realized gain	33,046,830	54,368,774
Net change in unrealized appreciation (depreciation) on:
Investments	78,254,740	(59,109,961)
Foreign currency translations	27,779	(55,910)
Forward foreign currency exchange contracts	261,496	(195,929)
Futures contracts	(3,355,904)	(49,962)
Swap contracts	2,441,584	(2,640,311)
Foreign capital gains tax	(221,099)	—

Net change in unrealized appreciation	77,408,596	(62,052,073)

Net realized and unrealized gain (loss)	110,455,426	(7,683,299)

Net increase in net assets resulting from operations	$123,277,707	$11,072,869

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	45

Columbia Strategic Allocation Fund

Statement of Changes in Net Assets

	Year ended July 31, 2012(a)	Year ended September 30, 2011	Year ended September 30, 2010(b)
Operations

Net investment income	$12,822,281	$18,756,168	$19,138,233

Net realized gain (loss)	33,046,830	54,368,774	(50,239,390)

Net change in unrealized appreciation (depreciation)	77,408,596	(62,052,073)	133,930,779

Net increase in net assets resulting from operations	123,277,707	11,072,869	102,829,622

Distributions to shareholders from:

Net investment income

Class A	(13,289,904)	(23,017,772)	(22,108,474)

Class B	(537,494)	(1,264,780)	(1,317,899)

Class C	(351,963)	(656,827)	(587,149)

Class I	(56)	(123)	(103)

Class R	(62)	(97)	(72)

Class R3	—	—	(54)

Class R4	(5,986)	(11,421)	(16,075)

Class R5	—	—	(69)

Class Z	(8,711)	(4,356)	—

Tax return of capital

Class A	—	(1,866,498)	—

Class B	—	(102,560)	—

Class C	—	(53,262)	—

Class I	—	(10)	—

Class R	—	(8)	—

Class R4	—	(926)	—

Class Z	—	(353)	—

Total distributions to shareholders	(14,194,176)	(26,978,993)	(24,029,895)

Increase (decrease) in net assets from share transactions	(93,792,827)	(188,359,679)	(307,684,211)

Total increase (decrease) in net assets	15,290,704	(204,265,803)	(228,884,484)

Net assets at beginning of year	852,589,884	1,056,855,687	1,285,740,171

Net assets at end of year	$867,880,588	$852,589,884	$1,056,855,687

Undistributed net investment income	$4,284,016	$1,676,095	$7,135,920

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Class Z share are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2012

Columbia Strategic Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	3,020,906	29,242,342	3,896,735	37,200,331	5,296,688	46,555,511

Conversions from Class B	579,384	5,666,403	1,231,122	12,114,239	1,701,708	14,804,963

Distributions reinvested	1,364,887	12,939,286	2,530,917	23,855,312	2,409,660	21,330,087

Redemptions	(13,157,766)	(126,931,169)	(23,933,531)	(228,443,382)	(37,570,527)	(329,312,069)

Net decrease	(8,192,589)	(79,083,138)	(16,274,757)	(155,273,500)	(28,162,471)	(246,621,508)

Class B shares

Subscriptions	46,190	442,842	95,468	895,032	522,839	4,544,100

Distributions reinvested	56,140	523,625	139,601	1,309,280	145,283	1,272,830

Conversions to Class A	(584,769)	(5,666,403)	(1,242,486)	(12,114,239)	(1,719,495)	(14,804,963)

Redemptions	(883,083)	(8,461,969)	(1,809,666)	(17,117,001)	(4,436,504)	(38,495,187)

Net decrease	(1,365,522)	(13,161,905)	(2,817,083)	(27,026,928)	(5,487,877)	(47,483,220)

Class C shares

Subscriptions	324,834	3,089,409	395,144	3,713,224	539,885	4,685,367

Distributions reinvested	36,190	335,889	70,334	654,496	62,116	541,812

Redemptions	(546,918)	(5,179,474)	(1,148,332)	(10,786,004)	(2,073,803)	(17,922,174)

Net decrease	(185,894)	(1,754,176)	(682,854)	(6,418,284)	(1,471,802)	(12,694,995)

Class I shares

Redemptions	(434)	(4,167)	—	—	—	—

Net decrease	(434)	(4,167)	—	—	—	—

Class R3 shares

Redemptions	—	—	—	—	(434)	(5,000)

Net decrease	—	—	—	—	(434)	(5,000)

Class R4 shares

Subscriptions	—	—	328	3,190	10,124	85,050

Distributions reinvested	632	5,986	1,308	12,347	1,815	16,075

Redemptions	(21,076)	(203,292)	(3,790)	(36,847)	(110,147)	(978,113)

Net decrease	(20,444)	(197,306)	(2,154)	(21,310)	(98,208)	(876,988)

Class R5 shares

Redemptions	—	—	—	—	(434)	(5,000)

Net decrease	—	—	—	—	(434)	(5,000)

Class Z shares

Subscriptions	74,187	715,344	45,094	446,431	278	2,500

Distributions reinvested	783	7,441	438	4,060	—	—

Redemptions	(33,685)	(314,920)	(7,456)	(70,148)	—	—

Net increase	41,285	407,865	38,076	380,343	278	2,500

Total net decrease	(9,723,598)	(93,792,827)	(19,738,772)	(188,359,679)	(35,220,948)	(307,684,211)

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	47

Columbia Strategic Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,		Year Ended Sept. 30,
Class A	2012(a)		2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$8.75		$9.02		$8.44	$9.10	$12.48	$10.78

Income from investment operations:

Net investment income	0.14		0.18		0.15	0.14	0.24	0.22

Net realized and unrealized gain (loss)	1.16		(0.19)		0.63	(0.40)	(2.71)	1.71

Total from investment operations	1.30		(0.01)		0.78	(0.26)	(2.47)	1.93

Less distributions to shareholders:

Net investment income	(0.16)		(0.24)		(0.20)	(0.12)	(0.23)	(0.23)

Net realized gains	—		—		—	(0.28)	(0.68)	—

Tax return of capital	—		(0.02)		—	—	—	—

Total distributions to shareholders	(0.16)		(0.26)		(0.20)	(0.40)	(0.91)	(0.23)

Net asset value, end of period	$9.89		$8.75		$9.02	$8.44	$9.10	$12.48

Total return	14.95%		(0.24%)		9.29%	(2.33%)	(20.90%)	17.97%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.20%	(c)	1.13%		1.05%	1.10%	1.02%	1.12%

Net expenses after fees waived or expenses reimbursed(d)	1.15%	(c)	1.13%	(e)	1.05%	1.10%	1.02%	1.12%

Net investment income	1.80%	(c)	1.93%	(e)	1.73%	1.82%	2.20%	1.90%

Supplemental data

Net assets, end of period (in thousands)	$794,822		$774,665		$945,595	$1,122,673	$1,437,164	$1,871,507

Portfolio turnover(f)	129%		142%		114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2012

Columbia Strategic Allocation Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended Sept. 30,
Class B	2012(a)		2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$8.67		$8.93		$8.36	$9.01	$12.36	$10.69

Income from investment operations:

Net investment income	0.08		0.11		0.08	0.08	0.15	0.13

Net realized and unrealized gain (loss)	1.14		(0.18)		0.62	(0.39)	(2.67)	1.68

Total from investment operations	1.22		(0.07)		0.70	(0.31)	(2.52)	1.81

Less distributions to shareholders:

Net investment income	(0.10)		(0.18)		(0.13)	(0.06)	(0.15)	(0.14)

Net realized gains	—		—		—	(0.28)	(0.68)	—

Tax return of capital	—		(0.01)		—	—	—	—

Total distributions to shareholders	(0.10)		(0.19)		(0.13)	(0.34)	(0.83)	(0.14)

Net asset value, end of period	$9.79		$8.67		$8.93	$8.36	$9.01	$12.36

Total return	14.19%		(0.94%)		8.38%	(3.00%)	(21.50%)	17.02%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.96%	(c)	1.87%		1.81%	1.87%	1.78%	1.88%

Net expenses after fees waived or expenses reimbursed(d)	1.90%	(c)	1.87%	(e)	1.81%	1.87%	1.78%	1.88%

Net investment income	1.05%	(c)	1.18%	(e)	0.98%	1.05%	1.43%	1.14%

Supplemental data

Net assets, end of period (in thousands)	$40,387		$47,580		$74,220	$115,318	$169,090	$243,036

Portfolio turnover(f)	129%		142%		114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	49

Columbia Strategic Allocation Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended Sept. 30,
Class C	2012(a)		2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$8.61		$8.88		$8.32	$8.97	$12.31	$10.66

Income from investment operations:

Net investment income	0.08		0.11		0.08	0.08	0.16	0.14

Net realized and unrealized gain (loss)	1.15		(0.19)		0.61	(0.39)	(2.67)	1.66

Total from investment operations	1.23		(0.08)		0.69	(0.31)	(2.51)	1.80

Less distributions to shareholders:

Net investment income	(0.11)		(0.18)		(0.13)	(0.06)	(0.15)	(0.15)

Net realized gains	—		—		—	(0.28)	(0.68)	—

Tax return of capital	—		(0.01)		—	—	—	—

Total distributions to shareholders	(0.11)		(0.19)		(0.13)	(0.34)	(0.83)	(0.15)

Net asset value, end of period	$9.73		$8.61		$8.88	$8.32	$8.97	$12.31

Total return	14.31%		(1.02%)		8.34%	(2.98%)	(21.47%)	16.97%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.95%	(c)	1.88%		1.81%	1.86%	1.77%	1.88%

Net expenses after fees waived or expenses reimbursed(d)	1.90%	(c)	1.88%	(e)	1.81%	1.86%	1.77%	1.88%

Net investment income	1.05%	(c)	1.17%	(e)	0.98%	1.07%	1.47%	1.16%

Supplemental data

Net assets, end of period (in thousands)	$31,649		$29,619		$36,614	$46,515	$59,279	$66,995

Portfolio turnover(f)	129%		142%		114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2012

Columbia Strategic Allocation Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended Sept. 30,
Class R	2012(a)		2011	2010	2009	2008	2007(b)
Per share data
Net asset value, beginning of period	$8.74		$9.01	$8.43	$9.09	$12.47	$11.52

Income from investment operations:

Net investment income	0.12		0.16	0.12	0.12	0.22	0.14

Net realized and unrealized gain (loss)	1.16		(0.19)	0.63	(0.40)	(2.69)	1.00

Total from investment operations	1.28		(0.03)	0.75	(0.28)	(2.47)	1.14

Less distributions to shareholders:

Net investment income	(0.14)		(0.22)	(0.17)	(0.10)	(0.23)	(0.19)

Net realized gains	—		—	—	(0.28)	(0.68)	—

Tax return of capital	—		(0.02)	—	—	—	—

Total distributions to shareholders	(0.14)		(0.24)	(0.17)	(0.38)	(0.91)	(0.19)

Net asset value, end of period	$9.88		$8.74	$9.01	$8.43	$9.09	$12.47

Total return	14.77%		(0.49%)	8.90%	(2.52%)	(20.93%)	10.01%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.48%	(d)	1.36%	1.42%	1.42%	1.45%	1.54%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.40%	(d)	1.36%	1.42%	1.33%	1.20%	1.54%	(d)

Net investment income	1.55%	(d)	1.68%	1.38%	1.60%	1.98%	1.51%	(d)

Supplemental data

Net assets, end of period (in thousands)	$4		$4	$4	$4	$4	$5

Portfolio turnover(f)	129%		142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	51

Columbia Strategic Allocation Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended Sept. 30,
Class R4	2012(a)		2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$8.77		$9.04	$8.45	$9.10	$12.48	$10.78

Income from investment operations:

Net investment income	0.15		0.20	0.16	0.15	0.26	0.24

Net realized and unrealized gain (loss)	1.16		(0.19)	0.64	(0.40)	(2.71)	1.70

Total from investment operations	1.31		0.01	0.80	(0.25)	(2.45)	1.94

Less distributions to shareholders:

Net investment income	(0.17)		(0.26)	(0.21)	(0.12)	(0.25)	(0.24)

Net realized gains	—		—	—	(0.28)	(0.68)	—

Tax return of capital	—		(0.02)	—	—	—	—

Total distributions to shareholders	(0.17)		(0.28)	(0.21)	(0.40)	(0.93)	(0.24)

Net asset value, end of period	$9.91		$8.77	$9.04	$8.45	$9.10	$12.48

Total return	14.99%		(0.12%)	9.49%	(2.11%)	(20.71%)	18.08%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.06%	(c)	0.98%	0.91%	0.94%	0.93%	1.03%

Net expenses after fees waived or expenses reimbursed(d)	1.05%	(c)	0.98%	0.91%	0.87%	0.78%	1.00%

Net investment income	1.91%	(c)	2.07%	1.87%	1.97%	2.31%	2.01%

Supplemental data

Net assets, end of period (in thousands)	$232		$384	$416	$1,219	$6,813	$16,864

Portfolio turnover(e)	129%		142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2012

Columbia Strategic Allocation Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended Sept. 30,
Class Z	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$8.73		$9.01		$8.98

Income from investment operations:

Net investment income (loss)	0.17		0.21		(0.01)

Net realized and unrealized gain (loss)	1.16		(0.19)		0.04

Total from investment operations	1.33		0.02		0.03

Less distributions to shareholders:

Net investment income	(0.18)		(0.30)		—

Tax return of capital	—		0.00(c)		—

Total distributions to shareholders	(0.18)		(0.30)		—

Net asset value, end of period	$9.88		$8.73		$9.01

Total return	15.31%		0.01%		0.33%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.94%	(e)	0.89%		1.02%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.88%	(e)	0.89%	(g)	1.02%	(e)

Net investment income (loss)	2.06%	(e)	2.28%	(g)	(13.66%)	(e)

Supplemental data

Net assets, end of period (in thousands)	$787		$335		$3

Portfolio turnover(h)	129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 108% for the ten months ended July 31, 2012 and 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	53

Columbia Strategic Allocation Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Strategic Allocation Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

54	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Annual Report 2012	55

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and manage volatility. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments and protect gains. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is

56	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Swaptions

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates and hedge the fair value of other Fund investments. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to

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Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	4,097	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	277,978
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	632,235	*
Total		914,310

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	109,676
Equity contracts	Net assets — unrealized depreciation on futures contracts	3,923,310	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	175,552
Interest rate contracts	Options contracts purchased, at value	240,649
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	127,896	*
Total		4,577,083

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	1,451,981	1,451,981
Equity contracts	—	5,325,226	—	—	5,325,226
Foreign exchange contracts	1,974,737	—	—	—	1,974,737
Interest rate contracts	—	(561,301)	(833,330)	—	(1,394,631)
Total	1,974,737	4,763,925	(833,330)	1,451,981	7,357,313

58	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	2,441,584	2,441,584
Equity contracts	—	(3,903,656)	—	—	(3,903,656)
Foreign exchange contracts	261,496	—	—	—	261,496
Interest rate contracts	—	547,752	(232,201)	—	315,551
Total	261,496	(3,355,904)	(232,201)	2,441,584	(885,025)

The following table is a summary of the volume of derivative instruments for the period ended July 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	217
Futures Contracts	12,683
Options Contracts	8,390
Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Sell Protection	49,100,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate

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Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

60	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective June 7, 2012, the Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds advised by the Investment Manager that do not pay an investment management fee to the Investment Manager, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. Prior to June 7, 2012, the management fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. For the period ended July 31, 2012, the annualized effective management fee rate was 0.64% of the Fund’s average daily net assets. For the year ended September 30, 2011, the effective management fee rate was 0.54% of the Fund’s average daily net assets, including the adjustment under the terms of a performance incentive adjustment, which terminated on June 30, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective June 7, 2012, the Fund does not pay an administration fee on the portion of assets held in underlying funds (including any exchange-traded funds (ETFs)) that pay an administration fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds administered by the Investment Manager that do not pay an administration fee to the Investment Manager, the Fund Administrator is paid a monthly fee that declines from 0.06% to 0.03% as assets increase. Prior to June 7, 2012, the administration fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended July 31, 2012, the annualized effective management fee rate was 0.64% of the Fund’s average daily net assets. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to

Annual Report 2012	61

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

0.05% as the Fund’s net assets increased. For the period ended July 31, 2012, the annualized effective administration fee rate was 0.06% of the Fund’s average daily net assets. For the year ended September 30, 2011, the effective administration fee rate was 0.07% of the Fund’s average daily net.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended July 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $3,961 and $5,771, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the period ended July 31, 2012 and the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012	Year Ended September 30, 2012
Class A	0.19%	0.19%
Class B	0.19	0.19
Class C	0.19	0.19
Class R	0.18	0.19
Class R4	0.05	0.05
Class Z	0.17	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012, no minimum account balance fees were charged to accounts. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares,

62	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,414,000 and $375,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $617,880 for Class A, $17,307 for Class B and $2,177 for Class C shares for the period ended July 31, 2012 and $874,413 for Class A, $51,691 for Class B and $3,488 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.13%
Class B	1.88
Class C	1.88
Class R	1.38
Class R4	1.04
Class Z	0.88

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to December 1, 2011, there was no contractual limitation.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for futures and options contracts, interest on bonds, deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions, and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,979,816
Accumulated net realized loss	(4,099,557)
Paid-in capital	119,741

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2010 ($)
Ordinary income	14,194,176	24,955,376	24,029,895
Tax return of capital	—	2,023,617	—
Total	14,194,176	26,978,993	24,029,895

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,147,364
Undistributed accumulated long-term gain	—
Accumulated realized loss	(339,251,281)
Unrealized appreciation	53,230,866

At July 31, 2012, the cost of investments for federal income tax purposes was $894,173,985 and the aggregate gross

Annual Report 2012	63

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$77,864,344
Unrealized depreciation	(23,689,483)
Net unrealized appreciation	$54,174,861

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	314,158,256
2019	21,208,022
Total	335,366,278

For the period ended July 31, 2012, $27,614,921 of capital loss carryforward was utilized and $0 expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2012, the Fund will elect to treat post-October capital losses of $3,885,003 as arising on August 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,087,925,650 and $1,192,936,824, respectively, for the period ended July 31, 2012, of which $369,013,397 and $442,574,672, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended July 31, 2012 and the year ended September 30, 2011, is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At July 31, 2012, securities valued at $62,650,156 were on loan, secured by U.S. government and agency securities valued at $2,627,342 and by cash collateral of $61,362,846 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund

64	Annual Report 2012

Columbia Strategic Allocation Fund

Notes to Financial Statements (continued)

July 31, 2012

indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 19.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended July 31, 2012 and the year ended September 30, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	65

Columbia Strategic Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Strategic Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Allocation Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Strategic Allocation Fund of the Columbia Funds Series Trust II at July 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota September 24, 2012

66	Annual Report 2012

Columbia Strategic Allocation Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012. The Fund did not consult with PwC during the fiscal period ended July 31, 2012 and year ended September 30, 2011.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended July 31, 2012 and year ended September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	67

Columbia Strategic Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	43.16%
Dividends Received Deduction for corporations	31.94%
U.S. Government Obligations	1.50%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

68	Annual Report 2012

Columbia Strategic Allocation Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	69

Columbia Strategic Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since December 2006 for Legacy Seligman Funds, since December 2008 for RiverSource Funds and since June 2011 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

70	Annual Report 2012

Columbia Strategic Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Annual Report 2012	71

Columbia Strategic Allocation Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

72	Annual Report 2012

Columbia Strategic Allocation Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Annual Report 2012	73

Columbia Strategic Allocation Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

74	Annual Report 2012

Columbia Strategic Allocation Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Allocation Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance

Annual Report 2012	75

Columbia Strategic Allocation Fund

Approval of Investment Management Services Agreement (continued)

of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

76	Annual Report 2012

Columbia Strategic Allocation Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	77

Columbia Strategic Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6141 AJ (9/12)

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing. Five series changed their fiscal year end during the period effective July 31, 2012, one from August 31, three from September 30 and one from November 30. The fees presented for 2012 represent the fiscal year ended July 31, 2012 for seven series, the eleven month period ended July 31, 2012 for one series, the ten month period ended July 31, 2012 for three series and the eight month period ended July 31, 2012 for one series. The fees presented for 2011 include information for fiscal year ended July 31, 2011 for seven series, August 31, 2011 for one series, September 30, 2011 for three series and November 30, 2011 for one series.

(a) Audit Fees. The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$316,644	$191,769	$26,487	$71,901	$26,487

(b) Audit-Related Fees. The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, consents for new share classes, fund mergers and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$8,400	$12,732	$2,992	$5,931	$1,383

The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$115,753	$156,000	$156,000	$176,000	$185,800

(c) Tax Fees. The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$48,210	$28,070	$3,216	$15,079	$3,196

The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$121,543	$124,620	$124,620	$124,620	$131,443

(d) All Other Fees. The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$0	$0	$0	$0	$0

The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$0	$0	$0	$0	$0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) Non-Audit Fees. The fees for the period ended July 31, 2012 and the indicated 2011 fiscal years shown below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2012	July 31, 2011 (for seven series)	August 31, 2011 (for one series)	September 30, 2011 (for three series)	November 30, 2011 (for three series)
$5,918,776	$2,063,814	$1,961,307	$2,100,015	$2,860,956

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 24, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 24, 2012